UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 - October 31, 2022

Item 1. Reports to Stockholders.

(a)	Report of Shareholders.

Annual Report

October 31, 2022

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India ESG Fund

ALPS | Red Rocks Global Opportunity Fund

RiverFront Asset Allocation Growth & Income

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	4
Performance Update	6
Consolidated Statement of Investments	8
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Financial Highlights	17
ALPS | Kotak India ESG Fund
Management Commentary	21
Performance Update	23
Statement of Investments	25
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
ALPS | Red Rocks Global Opportunity Fund
Management Commentary	35
Performance Update	37
Statement of Investments	40
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46
RiverFront Asset Allocation Growth & Income
Management Commentary	51
Performance Update	53
Statement of Investments	55
Statement of Assets and Liabilities	56
Statement of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	59
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	86
Additional Information	87
Trustees and Officers	95
Privacy Policy	98

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held until October 31, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2022 - October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2022

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$883.20	1.33%	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.33%	$6.77
Class A
Actual	$1,000.00	$882.40	1.25%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class C
Actual	$1,000.00	$879.40	2.02%	$9.57
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	2.02%	$10.26
Class I
Actual	$1,000.00	$884.00	1.11%	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	1.11%	$5.65
ALPS | Kotak India ESG Fund
Investor Class
Actual	$1,000.00	$964.50	1.29%	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$966.80	0.97%	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	0.97%	$4.94
Class C
Actual	$1,000.00	$961.10	2.00%	$9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Class I
Actual	$1,000.00	$966.40	1.00%	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09
Class II
Actual	$1,000.00	$967.20	0.75%	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ALPS | Red Rocks Global Opportunity Fund
Investor Class
Actual	$1,000.00	$862.70	1.38%	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.38%	$7.02
Class A
Actual	$1,000.00	$863.50	1.45%	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$857.10	2.30%	$10.77
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	2.30%	$11.67
Class I
Actual	$1,000.00	$862.10	1.30%	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
Class R
Actual	$1,000.00	$861.00	1.73%	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	1.73%	$8.79

2 | October 31, 2022

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(b)
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$923.90	0.50%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A
Actual	$1,000.00	$924.60	0.50%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$921.00	1.25%	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$925.60	0.25%	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

3 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2022 (Unaudited)

The twelve-month period ending on October 31, 2022 produced positive returns for commodities as measured by the diversified Bloomberg Commodity Total Return Index (“BCOM”), which was up 11.15%. The ALPS CoreCommodity Complete Commodities Strategy Fund (“I” Shares – “JCRIX” or the “Fund”) delivered a net positive return of 9.85% (JCRAX was up 9.65%, JCCSX was up 3.54% at MOP and JCRCX was up 7.90% with CDSC).

The Fund underperformed its benchmark, the Bloomberg Commodity Total Return Index, by 130 basis points during the period. The Fund employs a strategy that combines an actively managed portfolio of commodity futures (collateralized by nominal and inflation-adjusted Treasuries), commodity equities, and physical commodity ETFs. On average, for the past twelve months, the Fund allocated approximately 73% of its assets toward commodity futures-related investments and approximately 27% of its assets toward commodity equities. The Fund was more than 99% invested at the end of the period.

The past one-year period ending in October 2022 marked an incredibly volatile period for commodity prices but nonetheless a continuation of the ongoing bull market. Entering 2022, the macro picture was largely dictated by a rapid surge in COVID-19 cases given the emergence of the omicron variant. In late February 2022, the focus for global investors shifted dramatically as Russian forces underwent a largescale invasion of neighboring Ukraine. Given Russia’s stance as the top global supplier of natural resources, commodity prices responded in-kind with the BCOM advancing over 30% at its peak. The Russia-Ukraine War upended global trade relations, particularly those related to the energy, fertilizer, and grain markets. Despite significant tightening by monetary authorities and a reduction in global growth forecasts, the commodity market ended the period in a state of widespread shortages with little prospects for new supply-side investment.

During the timeframe under review, the Fund was underweight agriculture relative to the BCOM by 1.1%. The Fund’s agriculture sector underperformed the respective BCOM sub-index by 3.1%, 14.7% versus 17.7%. A higher concentration of certain “luxury” commodities such as coffee (-11.4%), cotton (-21.0%), and sugar (-2.1%) detracted from performance. Staple crops were supported during the year by the loss of exports out of the key Black Sea region, in addition to a confluence of extreme weather events. The inclusion of orange juice (+47.2%) in the Fund, which is not a constituent of the BCOM, was a positive contributor to performance due to hurricane damage and falling domestic stockpiles. On a weighted basis, the sector detracted 1.1% from alpha, gross of fees.

Livestock marked another underweight relative to the BCOM, 4.7% versus 5.1%. The Fund’s agriculture holdings underperformed that of the benchmark primarily due to the Fund’s equity exposure. Livestock producers were down 14.6%, whereas the BCOM livestock sub-index advanced 9.2%. Margins for animal producers were stretched thin in an environment of rising feed costs and diesel prices. On a weighted basis, the sector detracted 0.5% from alpha, gross of fees.

As the Fund’s second largest overweight, the energy sector rose 33.3% as measured by the BCOM energy sub-index. Energy markets in general have been the poster child of the commodity bull market with crude oil (+40.5%), gasoline (+43.3%), and heating oil (+95.6%) all rising significantly on the year. A slight underweight to natural gas (+13.2%) and up-front positioning in gasoil (+85.9%) both added to relative outperformance, whereas an allocation to energy equities (+29.0%) was detractive. Extreme levels of backwardation within the space contributed to total return, as did reduced power output from renewable sources. On a weighted basis, the sector added 2.0% to alpha, gross of fees.

Industrial metals represented the largest sector overweight within the Fund, boasting a position of 17.7% compared to 13.7% in the BCOM. Having advanced significantly in the first half of the twelve-month period, the sector retraced in later months as China’s COVID-zero policy escalated and economic growth concerns damaged cyclical assets. Despite falling 13.4% for the year as measured by the BCOM industrial metals sub-index, the sector remains well-supported by historically low stockpiles and tremendous growth potential from the energy transition. The Fund’s performance was supported by exposure to various mining companies which outpaced the BCOM sub-index by nearly 7.0%. On a weighted basis, the sector detracted 0.4% from alpha, gross of fees.

The precious metals sector comprised the Fund’s largest underweight relative to the BCOM at nearly 3.7%. The underweight proved favorable as markets like gold (-8.6%) and silver (-20.6%) depreciated during the period. In spite of more frequent calls for recession, a strong dollar and positive real yields kept precious metal prices at bay. Relative to gold and silver, the inclusion of platinum (-7.5%) in the Fund was additive; however, it was not enough to offset a negative year for precious metal miners. On a weighted basis, the sector performed in-line with the benchmark index, gross of fees.

{The Fund’s top equity holdings at the end of October 2022 included FMC Corp (FMC US) +9.7% YTD, B2Gold Corp (BTG US) -19.4% YTD, Northern Star Resources Ltd (NST AU) -4.7% YTD, Yara International ASA (YAR NO) +11.3% YTD, TotalEnergies SE (TTE US) +15.3% YTD, K+S AG (SDF GR) +48.1% YTD, CF Industries Holdings Inc (CF US) +51.9% YTD, Lynas Rare Earths Ltd (LYC AU) -18.1% YTD, Bayer AG (BAYN GR) +17.1% YTD, Gold Fields Ltd (GFI US) -26.0% YTD.}

US Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held by the Fund to invest excess cash and are used as collateral for commodity futures-related investments held in the Cayman Island subsidiary. Over the previous year, rates rose significantly to combat widespread inflation. The yield on US 10-year notes rose from roughly 1.6% to 4.1% in twelve months’ time. At the end of the period, the average maturity of the Fund’s collateral was approximately 0.2 years.

The previous year, albeit volatile, marked a positive continuation of the prevailing bull market. The asset class has proven its merit as one of the top tools for combatting inflation in the past, and that

4 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2022 (Unaudited)

hedging ability continues to ring true through the end of the fiscal year. Whereas both domestic stocks and bonds have fallen precipitously, commodities delivered strong performance in a period of significant uncertainty and conflict. Inflation, now at 8.2% in the United States and even higher throughout the Eurozone, remains top of mind and well-supported by many structural components of the price basket (most notably, wages). Fundamentally speaking, the asset class is also bolstered by broad-based deficits, rising production costs, and massive infrastructure/industrial agendas by the world’s leading economies. We believe that the outlook moving forward is predominately skewed to the upside and will continue to offer opportunity as the industry fails to garner the capital investment necessary to feed, fuel, and construct the agendas of tomorrow.

Bob Hyman
Portfolio Manager
CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

5 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	9.65%	16.44%	7.82%	0.40%	2.02%	1.40%	1.40%
Class A (NAV)	9.52%	16.48%	7.84%	0.41%	2.03%	1.40%	1.40%
Class A (LOAD)	3.54%	14.30%	6.61%	-0.16%	1.56%
Class C (NAV)	8.78%	15.69%	7.12%	-0.24%	1.38%	2.00%	2.00%
Class C (LOAD)	7.90%	15.69%	7.12%	-0.24%	1.38%
Class I	9.85%	16.74%	8.11%	0.67%	2.29%	1.09%	1.09%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[1]	16.89%	16.51%	9.20%	-0.03%	1.16%
Bloomberg Commodity TR Index[2]	11.15%	13.44%	6.92%	-1.56%	-0.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

6 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2022 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Refinitiv / CoreCommodity CRB Index: a basket of 19 commodities, including energy contracts, agriculture, precious metals, and industrial metals, the Index acts as a representative indicator of commodity markets. An investor may not invest directly in the index.

[2]	Bloomberg Commodity Index: an unmanaged index used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. An investor may not invest directly in the index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	Please see the prospectus dated February 28, 2022 for additional information. Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class, Class A shares and Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2023.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	66.84%
Common Stocks	20.83%
Master Limited Partnerships	0.03%
Cash, Cash Equivalents, & Other Net Assets	12.30%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

7 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
COMMON STOCKS (20.83%)
Argentina (0.07%)
Adecoagro SA	132,776	$1,149,840

Australia (1.59%)
Allkem, Ltd.(a)	239,467	2,211,855
Beach Energy, Ltd.	684,196	695,859
BHP Group, Ltd.	130,978	3,130,034
BlueScope Steel, Ltd.	31,560	317,548
Champion Iron, Ltd.	340,883	1,020,458
Evolution Mining, Ltd.	2,177,124	2,896,612
Fortescue Metals Group, Ltd.	293,733	2,761,938
GrainCorp, Ltd., Class A	85,256	456,451
IGO, Ltd.	80,717	789,435
Iluka Resources, Ltd.	195,693	1,082,767
Mineral Resources, Ltd.	3,708	173,452
Newcrest Mining, Ltd.	140,552	1,556,948
Northern Star Resources, Ltd.	1,019,847	5,701,514
Nufarm, Ltd.	147,504	525,536
Perseus Mining, Ltd.	532,660	621,809
Sandfire Resources NL	94,873	211,186
South32, Ltd.	1,248,951	2,876,019
Woodside Energy Group, Ltd.	22,986	529,015
		27,558,436

Austria (0.05%)
OMV AG	11,477	528,998
voestalpine AG	18,655	405,219
		934,217

Brazil (0.29%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	102,006	1,179,189
Gerdau SA, Sponsored ADR	55,683	277,301
Petroleo Brasileiro SA, Sponsored ADR	112,860	1,446,865
Vale SA, Sponsored ADR	162,613	2,104,212
		5,007,567

Canada (3.19%)
Agnico-Eagle Mines, Ltd.	32,194	1,416,219
Alamos Gold, Inc., Class A	158,569	1,251,109
ARC Resources, Ltd.	185,600	2,612,991
B2Gold Corp.	1,971,479	6,052,440
Barrick Gold Corp.	19,282	289,808
Baytex Energy Corp.(a)	380,600	2,067,340
Birchcliff Energy, Ltd.	272,300	2,116,679
Boralex, Inc., Class A	11,600	328,923
Brookfield Renewable Partners LP	3,100	89,950
Cameco Corp.	19,320	458,270
Canadian Natural Resources, Ltd.	4,400	263,900
Canfor Corp.(a)	73,700	1,107,380
Cenovus Energy, Inc.	15,500	313,334
Centerra Gold, Inc.	227,200	1,055,658
Crescent Point Energy Corp.	326,900	2,555,500
Eldorado Gold Corp.(a)	135,739	758,781
Enerplus Corp.	19,440	336,506
	Shares	Value (Note 2)
Canada (continued)
First Majestic Silver Corp.	159,311	$1,342,992
First Quantum Minerals, Ltd.	101,200	1,785,030
Freehold Royalties, Ltd.	9,800	121,929
Hudbay Minerals, Inc.	258,800	982,124
Imperial Oil, Ltd.	27,100	1,474,203
Innergex Renewable Energy, Inc.	67,100	738,797
Interfor Corp.	76,000	1,350,020
Ivanhoe Mines, Ltd., Class A(a)	76,600	531,339
Kinross Gold Corp.	711,650	2,583,290
Lundin Mining Corp.	499,700	2,618,900
MAG Silver Corp.(a)	12,745	169,381
Maple Leaf Foods, Inc.	36,300	537,965
MEG Energy Corp.(a)	11,800	176,435
Nutrien, Ltd.	9,000	760,443
NuVista Energy, Ltd.(a)	73,000	723,918
Pan American Silver Corp.	98,692	1,577,098
Parex Resources, Inc.	47,000	716,894
Peyto Exploration & Development Corp.	71,800	670,383
PrairieSky Royalty, Ltd.	56,500	877,557
Saputo, Inc.	87,700	2,134,644
Suncor Energy, Inc.	71,400	2,455,906
Teck Resources, Ltd., Class B	121,809	3,707,866
Tourmaline Oil Corp.	24,200	1,363,520
Turquoise Hill Resources, Ltd.(a)	36,269	1,019,522
Vermilion Energy, Inc.	27,300	637,037
Wheaton Precious Metals Corp.	27,437	896,916
Whitecap Resources, Inc.	100,300	777,457
		55,806,354

Chile (0.05%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	8,858	829,817

Colombia (0.01%)
Ecopetrol SA, Sponsored ADR	12,675	124,976

Denmark (0.31%)
Orsted AS(b)(c)	48,902	4,033,247
Vestas Wind Systems A/S	77,635	1,529,145
		5,562,392

Faroe Islands (0.02%)
Bakkafrost P/F	6,869	343,247

Finland (0.22%)
Metso Outotec Oyj	159,987	1,214,579
Outokumpu Oyj	694,232	2,787,521
		4,002,100

France (0.29%)
TotalEnergies SE, ADR	96,017	5,258,850

Germany (0.81%)
Bayer AG	92,118	4,844,914
K+S AG	230,042	5,083,299

See Notes to Financial Statements.

8 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Germany (continued)
Nordex SE(a)	369,880	$3,457,219
Salzgitter AG	10,429	233,338
thyssenkrupp AG(a)	17,747	93,515
VERBIO Vereinigte BioEnergie AG	4,013	316,078
		14,028,363

Great Britain (0.72%)
Anglo American PLC	24,783	741,367
Atlantica Sustainable Infrastructure PLC	66,880	1,853,245
BP PLC, Sponsored ADR	18,933	630,090
CNH Industrial N.V.	141,506	1,831,088
Endeavour Mining PLC	239,300	4,256,057
Evraz PLC(d)(e)	91,946	1,054
Pentair PLC	19,443	835,077
Rio Tinto PLC, Sponsored ADR	25,332	1,351,462
Subsea 7 SA	62,311	623,341
Weir Group PLC	17,675	308,607
		12,431,388

Israel (0.08%)
ICL Group, Ltd.	159,956	1,442,803

Italy (0.13%)
Eni SpA, Sponsored ADR	70,519	1,857,470
ERG SpA	13,743	431,077
		2,288,547

Japan (1.03%)
Ezaki Glico Co., Ltd.	4,600	103,480
Hitachi Metals, Ltd.(a)	20,700	302,367
Inpex Corp.	440,633	4,498,341
Japan Petroleum Exploration Co., Ltd.	39,800	1,033,175
JFE Holdings, Inc.	70,900	649,899
Kubota Corp.	187,600	2,619,802
Kurita Water Industries, Ltd.	53,616	1,968,751
MEIJI Holdings Co., Ltd.	75,000	3,086,856
Mitsubishi Materials Corp.	14,000	183,221
NH Foods, Ltd.	44,400	1,058,529
Sumitomo Forestry Co., Ltd.	73,459	1,151,078
Sumitomo Metal Mining Co., Ltd.	43,500	1,223,424
		17,878,923

Luxembourg (0.25%)
APERAM SA	14,100	368,563
ArcelorMittal	14,925	335,066
ArcelorMittal SA	48,939	1,095,685
Tenaris SA, ADR	27,417	861,442
Ternium SA, Sponsored ADR	63,021	1,814,375
		4,475,131

Malaysia (0.27%)
Lynas Rare Earths, Ltd.(a)	917,755	4,890,075

Mexico (0.16%)
Fresnillo PLC	21,852	182,687
	Shares	Value (Note 2)
Mexico (continued)
Gruma SAB de CV	72,195	$833,159
Grupo Mexico SAB de CV, Series B	473,800	1,706,713
		2,722,559

Netherlands (0.21%)
Fugro NV(a)	79,333	1,030,971
OCI N.V.	50,525	1,933,341
SBM Offshore N.V.	47,369	641,330
		3,605,642

New Zealand (0.08%)
a2 Milk Co., Ltd.(a)	438,702	1,476,043

Norway (1.05%)
Aker BP ASA	92,028	2,933,594
Equinor ASA	121,115	4,431,071
Leroy Seafood Group ASA	70,514	324,213
Mowi ASA	109,429	1,632,043
NEL ASA(a)	476,921	582,839
Norsk Hydro ASA	182,328	1,157,159
Salmar ASA	12,666	429,098
Scatec ASA(b)(c)	126,055	892,412
TGS ASA	50,202	685,704
Yara International ASA	119,851	5,349,179
		18,417,312

Peru (0.18%)
Cia de Minas Buenaventura SAA, ADR	108,938	756,030
Southern Copper Corp.	52,309	2,456,954
		3,212,984

South Africa (0.62%)
African Rainbow Minerals, Ltd.	79,688	1,122,129
Anglo Platinum, Ltd.	10,455	831,630
AngloGold Ashanti, Ltd., Sponsored ADR	36,943	482,106
Gold Fields, Ltd., Sponsored ADR	600,540	4,732,255
Grindrod, Ltd.	32,732	18,461
Impala Platinum Holdings, Ltd.	103,984	1,064,819
Kumba Iron Ore, Ltd.	51,422	968,574
Northam Platinum Holdings, Ltd.(a)	40,527	380,322
Remgro, Ltd.	106,592	793,314
Sasol, Ltd.	24,442	411,218
		10,804,828

Spain (0.32%)
Acciona SA	6,621	1,191,517
Acerinox SA	44,206	387,150
Fluidra SA	105,756	1,434,968
Iberdrola SA	112,448	1,141,827
Repsol SA	21,441	291,244
Siemens Gamesa Renewable Energy SA(a)	37,541	666,314
Solaria Energia y Medio Ambiente SA	18,123	286,561
		5,399,581

See Notes to Financial Statements.

9 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Sweden (0.42%)
AAK AB	17,147	$250,033
Boliden AB	119,939	3,493,495
Holmen AB, B Shares	8,330	302,231
SSAB AB, A Shares	190,388	916,315
Svenska Cellulosa AB SCA, Class B	217,622	2,568,212
		7,530,286

Switzerland (0.09%)
Bucher Industries AG	799	269,219
Glencore PLC	206,097	1,180,581
		1,449,800

United States (8.32%)
AGCO Corp.	30,591	3,798,483
American States Water Co.	6,983	631,683
American Water Works Co., Inc.	10,923	1,587,549
Andersons, Inc.	32,728	1,154,316
Antero Resources Corp.(a)	3,650	133,809
APA Corp.	32,807	1,491,406
Archer-Daniels-Midland Co.	7,106	689,140
Archrock, Inc.	110,524	830,035
Array Technologies, Inc.(a)	6,393	115,713
ATI, Inc.(a)	63,988	1,904,283
Baker Hughes Co.	16,972	469,446
Beyond Meat, Inc.(a)	65,541	1,028,994
Bloom Energy Corp., Class A(a)	8,876	166,070
Bunge, Ltd.	7,565	746,666
California Water Service Group	26,453	1,641,673
Callon Petroleum Co.(a)	55,348	2,433,098
Cal-Maine Foods, Inc.	19,260	1,088,383
CF Industries Holdings, Inc.	46,260	4,915,588
ChampionX Corp.	96,065	2,749,379
Chemours Co.	101,629	2,909,638
Chevron Corp.	8,124	1,469,632
Civitas Resources, Inc.	24,990	1,747,051
Cleveland-Cliffs, Inc.(a)	21,936	284,949
CNX Resources Corp.(a)	16,086	270,406
Commercial Metals Co.	14,599	664,255
Comstock Resources, Inc.(a)	72,767	1,366,564
ConocoPhillips	21,693	2,735,270
Continental Resources, Inc.	28,149	2,082,182
Corteva, Inc.	67,422	4,405,353
Coterra Energy, Inc.	16,274	506,610
Darling Ingredients, Inc.(a)	30,413	2,386,812
Deere & Co.	6,454	2,554,622
Devon Energy Corp.	20,591	1,592,714
Diamondback Energy, Inc.	21,197	3,330,262
Enphase Energy, Inc.(a)	6,010	1,845,070
EOG Resources, Inc.	29,494	4,026,520
Exxon Mobil Corp.	25,797	2,858,566
First Solar, Inc.(a)	9,470	1,378,548
FMC Corp.	51,702	6,147,369
Freeport-McMoRan, Inc.	82,278	2,607,390
Green Plains, Inc.(a)	33,207	959,350
Halliburton Co.	43,016	1,566,643
Hecla Mining Co.	416,401	1,902,953
	Shares	Value (Note 2)
United States (continued)
Helmerich & Payne, Inc.	29,275	$1,449,405
Hess Corp.	5,274	744,056
HF Sinclair Corp.	22,080	1,350,634
Hormel Foods Corp.	83,199	3,864,594
Ingredion, Inc.	10,232	911,876
Kinder Morgan, Inc.	5,763	104,426
Kosmos Energy, Ltd.(a)	13,654	88,614
Liberty Energy, Inc., Class A	36,672	620,124
Livent Corp.(a)	29,345	926,422
Magnolia Oil & Gas Corp., Class A	50,517	1,297,277
Marathon Oil Corp.	99,890	3,041,650
Marathon Petroleum Corp.	24,420	2,774,600
Matador Resources Co.	41,014	2,725,380
Mosaic Co.	8,373	450,049
MP Materials Corp.(a)	29,775	894,441
Murphy Oil Corp.	36,727	1,781,627
National Fuel Gas Co.	3,154	212,863
National Oilwell Varco, Inc.	18,715	419,216
New WEI, Inc.(a)(d)(e)	68,768	103
Newmont Corp.	109,743	4,644,324
NexTier Oilfield Solutions, Inc.(a)	33,972	342,438
Northern Oil and Gas, Inc.	6,053	206,649
Patterson-UTI Energy, Inc.	61,986	1,094,053
PDC Energy, Inc.	19,574	1,412,068
Permian Resources Corp.(a)	55,131	538,630
Phillips 66	8,398	875,827
Pilgrim's Pride Corp.	67,463	1,555,022
Pioneer Natural Resources Co.	5,663	1,452,050
Plug Power, Inc.(a)	4,791	76,560
PotlatchDeltic Corp., REIT	42,484	1,890,113
Range Resources Corp.	28,383	808,348
Rayonier, Inc., REIT	64,894	2,186,928
Reliance Steel & Aluminum Co.	7,901	1,591,893
Royal Gold, Inc.	8,866	841,915
RPC, Inc.	103,331	1,150,074
Schlumberger NV	25,372	1,320,105
SM Energy Co.	53,814	2,420,554
SSR Mining, Inc.	222,808	3,074,272
Steel Dynamics, Inc.	12,424	1,168,477
SunPower Corp.(a)	15,675	289,831
Talos Energy, Inc.(a)	138,744	2,952,472
Tellurian, Inc.(a)	18,598	50,215
TPI Composites, Inc.(a)	58,216	579,831
Transocean, Ltd.(a)	366,708	1,349,485
Tronox Holdings PLC, Class A	12,233	146,796
Tyson Foods, Inc., Class A	25,330	1,731,306
United States Steel Corp.	102,871	2,094,454
US Silica Holdings, Inc.(a)	105,682	1,520,764
Valero Energy Corp.	15,840	1,988,712
Weyerhaeuser Co., REIT	29,479	911,785
Williams Cos., Inc.	1,855	60,714
Worthington Industries, Inc.	4,148	197,279
		145,355,744

TOTAL COMMON STOCKS
(Cost $332,791,253)		363,987,805

See Notes to Financial Statements.

10 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (0.03%)
United States (0.03%)
Energy Transfer LP	4,974	$63,518
Enterprise Products Partners LP	10,676	269,569
Magellan Midstream Partners LP	2,054	110,813
MPLX LP	1,555	52,155
Plains All American Pipeline LP	3,090	36,987
		533,042

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $900,221)		533,042

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (66.84%)
U.S. Treasury Bonds (66.84%)
United States Cash Management Bill
3.231%, 1/17/23	$88,100,000	$87,354,923
3.315%, 1/24/23(f)	65,500,000	64,882,095
3.620%, 1/31/23(f)	55,000,000	54,445,418
3.667%, 2/7/23(f)	120,500,000	119,160,499
4.020%, 2/14/23	136,000,000	134,373,071
United States Treasury Bill
2.676%, 12/6/22(f)	293,500,000	292,497,361
3.040%, 12/20/22(f)	55,000,000	54,723,027
3.070%, 12/27/22(f)	240,800,000	239,370,050
United States Treasury Inflation Indexed Bonds, 0.625%, 4/15/23	102,000,000	120,867,036
		1,167,673,480

TOTAL GOVERNMENT BONDS
(Cost $1,171,055,293)		1,167,673,480

Value (Note 2)
TOTAL INVESTMENTS (87.69%)
(Cost $1,504,746,767)	$1,532,194,327

Other Assets In Excess Of Liabilities (12.31%)	214,846,577
NET ASSETS - 100.00%	$1,747,040,904

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under rule 144A of the securities act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the market value of those securities was $4,925,659 representing 0.28% of the Fund's net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2022 the aggregate market value of those securities was $4,925,659 representing 0.28% of net assets.

(d)	Fair valued security; valued by the valuation designee in accordance with the procedures approved by the Fund’s Board of Trustees. As of October 31, 2022, these securities had a total fair value of $1,157 or less than 0.005% of total net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(f)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $200,686,135.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

11 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Fair Value/Unrealized Appreciation
Brent Crude Future	Morgan Stanley	Long	1,245	01/30/23	$115,548,450	$1,116,668
Cocoa Future	Morgan Stanley	Short	(1,591)	03/16/23	(37,277,130)	337,889
Coffee 'C' Future	Morgan Stanley	Short	(84)	12/19/22	(5,597,550)	1,309,734
Coffee 'C' Future	Morgan Stanley	Short	(116)	03/21/23	(7,571,175)	183,991
Copper Future	Morgan Stanley	Short	(14)	12/28/22	(1,181,250)	50,234
Copper Future	Morgan Stanley	Short	(162)	03/29/23	(13,597,875)	645,640
Corn Future	Morgan Stanley	Long	331	12/14/22	11,444,325	1,152,944
Cotton No.2 Future	Morgan Stanley	Short	(433)	03/09/23	(15,510,060)	2,594,287
Hard Red Winter Wheat Future	Morgan Stanley	Long	152	12/14/22	7,438,500	1,014,865
Heating Oil Future	Morgan Stanley	Long	3	12/30/22	462,937	12,442
Heating Oil Future	Morgan Stanley	Short	(76)	03/28/23	(10,417,730)	427,195
Lean Hogs Future	Morgan Stanley	Long	93	12/14/22	3,159,210	32,615
LME Aluminum Future	Morgan Stanley	Short	(1,177)	03/13/23	(65,669,244)	4,829,843
Low Su Gasoil G Future	Morgan Stanley	Long	488	11/10/22	53,692,200	7,989,028
Natural Gas Future	Morgan Stanley	Long	1,438	01/28/23	95,008,660	3,030,094
Platinum Future	Morgan Stanley	Long	299	01/27/23	13,904,995	480,405
Soybean Future	Morgan Stanley	Long	695	12/14/22	30,528,570	1,949,313
Soybean Future	Morgan Stanley	Short	(178)	01/13/23	(12,633,550)	175,710
Soybean Meal	Morgan Stanley	Long	988	12/14/22	42,296,280	2,265,312
Wheat (CBT)	Morgan Stanley	Long	692	12/14/22	30,525,850	3,273,070
WTI Crude Future	Morgan Stanley	Long	19	02/20/23	1,597,900	20,584
WTI Crude Future	Morgan Stanley	Short	(1,306)	03/21/23	(108,241,280)	300,777
					$127,911,033	$33,192,640

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Fair Value/Unrealized Depreciation
Frzn Concentrated OJ	Morgan Stanley	Short	(13)	01/10/23	$(392,145)	$(1,042)
Gasoline RBOB Future	Morgan Stanley	Short	(121)	03/28/23	(12,421,424)	(118,184)
Gold 100 Oz Future	Morgan Stanley	Long	216	12/28/22	35,439,120	(2,046,826)
Live Cattle Future	Morgan Stanley	Short	(241)	12/30/22	(14,698,590)	(500,371)
Live Cattle Future	Morgan Stanley	Short	(329)	02/28/23	(20,506,570)	(224,755)
LME Aluminum Future	Morgan Stanley	Long	930	11/14/22	51,615,000	(95,539)
LME Nickel Future	Morgan Stanley	Long	178	11/14/22	23,193,756	(270,690)
LME Nickel Future	Morgan Stanley	Short	(37)	03/13/23	(4,859,358)	(80,021)
LME Zinc Future	Morgan Stanley	Long	596	11/14/22	40,609,950	(3,383,927)
Low Su Gasoil G Future	Morgan Stanley	Long	66	12/12/22	6,730,350	(38,773)
Natural Gas Future	Morgan Stanley	Long	428	12/28/22	27,199,400	(369,678)
Silver Future	Morgan Stanley	Long	454	12/28/22	43,400,130	(880,093)
Soybean Future	Morgan Stanley	Short	(47)	03/14/23	(3,354,625)	(22,054)
Sugar #11 (World)	Morgan Stanley	Short	(955)	02/28/23	(19,220,712)	(17,697)
WTI Crude Future	Morgan Stanley	Short	(524)	12/21/22	(45,341,720)	(547,909)
					$107,392,562	$(8,597,559)

See Notes to Financial Statements.

12 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2022

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index**	$325,642,100	USB3MTA + 25 bps	6/30/2023	$325,642,181	$81
UBS Group AG	CRB 3m Fwd TR Index**	289,787,305	USB3MTA + 25 bps	11/30/2022	289,787,312	7
Citigroup	CRB 3m Fwd TR Index**	285,864,883	USB3MTA + 24 bps	9/29/2023	285,864,888	5
Societe Generale	CRB 3m Fwd TR Index**	116,708,337	USB3MTA + 24 bps	11/30/2022	116,708,340	3
Goldman Sachs	CRB 3m Fwd TR Index**	127,931,610	USB3MTA + 25 bps	9/29/2023	127,931,612	2
		$1,145,934,235			$1,145,934,333	$98

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

13 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2022

ASSETS
Investments, at value	$1,532,194,327
Cash	179,771,918
Foreign currency, at value (Cost $953,458)	956,589
Unrealized appreciation on total return swap contracts	98
Receivable for shares sold	2,348,440
Receivable for variation margin on futures contracts	12,170,542
Receivable for total return swap resets	24,406,225
Deposit with broker for futures contracts (Note 3)	2,096,643
Dividends and interest receivable	474,494
Prepaid expenses and other assets	95,421
Total Assets	1,754,514,697
LIABILITIES
Payable for interest expense on total return swap contracts	3,752,050
Payable for shares redeemed	1,539,945
Investment advisory fees payable	1,254,277
Administration and transfer agency fees payable	486,942
Distribution and services fees payable	77,618
Trustees' fees and expenses payable	60,337
Professional fees payable	34,583
Accrued expenses and other liabilities	268,041
Total Liabilities	7,473,793
NET ASSETS	$1,747,040,904
NET ASSETS CONSIST OF
Paid-in capital	$1,621,202,743
Total distributable earnings/(accumulated losses)	125,838,161
NET ASSETS	$1,747,040,904
INVESTMENTS, AT COST	$1,504,746,767

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.47
Net Assets	$89,645,418
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,589,567
Class A:
Net Asset Value, offering and redemption price per share	$8.48
Net Assets	$16,246,409
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,915,575
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.97
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.80
Net Assets	$27,856,046
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,570,164
Class I:
Net Asset Value, offering and redemption price per share	$8.61
Net Assets	$1,613,293,031
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	187,415,218

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

14 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$15,466,627
Foreign taxes withheld on dividends	(1,441,282)
Interest and other income, net of premium amortization and accretion of discount	17,812,244
Total Investment Income	31,837,589

EXPENSES
Investment advisory fees	14,094,629
Investment advisory fees - subsidiary (Note 8)	2,936,151
Administrative fees	1,753,036
Transfer agency fees	1,342,205
Distribution and service fees
Investor Class	337,121
Class A	38,444
Class C	241,541
Professional fees	42,723
Reports to shareholders and printing fees	40,473
State registration fees	374,157
Insurance fees	11,962
Custody fees	64,091
Trustees' fees and expenses	90,436
Miscellaneous expenses	25,192
Total Expenses	21,392,161
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(2,936,151)
Net Expenses	18,456,010
Net Investment Income	13,381,579
Net realized gain on investments	25,338,009
Net realized loss on futures contracts	(17,381,931)
Net realized gain on total return swap contracts	88,315,661
Net realized loss on foreign currency transactions	(241,343)
Net Realized Gain	96,030,396
Net change in unrealized depreciation on investments	(33,595,285)
Net change in unrealized appreciation on futures contracts	26,517,365
Net change in unrealized appreciation on total return swap contracts	363
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,770)
Net Change in Unrealized Depreciation	(7,081,327)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	88,949,069
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,330,648

See Notes to Financial Statements.

15 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$13,381,579	$14,005,719
Net realized gain	96,030,396	246,879,451
Net change in unrealized appreciation/(depreciation)	(7,081,327)	75,964,516
Net Increase in Net Assets Resulting from Operations	102,330,648	336,849,686

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(15,456,243)	(174,393)
Class A	(1,363,415)	(5,446)
Class C	(2,848,568)	(5,670)
Class I	(201,615,631)	(1,745,843)
Net Decrease in Net Assets from Distributions	(221,283,857)	(1,931,352)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	41,853,019	36,968,075
Class A	11,230,606	5,771,217
Class C	18,872,221	10,727,794
Class I	1,128,168,065	583,450,695
Dividends reinvested
Investor Class	14,698,816	167,790
Class A	871,533	2,437
Class C	1,419,872	4,530
Class I	141,806,630	1,555,689
Shares redeemed, net of redemption fees
Investor Class	(50,064,058)	(27,008,696)
Class A	(1,848,093)	(1,052,463)
Class C	(4,302,809)	(1,304,792)
Class I	(701,272,116)	(171,560,901)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	601,433,686	437,721,375

Net increase in net assets	482,480,477	772,639,709

NET ASSETS
Beginning of year	1,264,560,427	491,920,718
End of year	$1,747,040,904	$1,264,560,427

See Notes to Financial Statements.

16 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)
Net asset value, beginning of period(b)	$9.50		$6.06		$6.68		$7.54		$7.64
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.05		0.11		0.02		0.06		0.05
Net realized and unrealized gain/(loss)	0.62		3.35		(0.58)		(0.71)		0.04
Total from investment operations	0.67		3.46		(0.56)		(0.65)		0.09
DISTRIBUTIONS:
From net investment income	(1.70)		(0.02)		(0.06)		(0.21)		(0.19)
Total distributions	(1.70)		(0.02)		(0.06)		(0.21)		(0.19)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)
Net increase/(decrease) in net asset value	(1.03)		3.44		(0.62)		(0.86)		(0.10)
Net asset value, end of year	$8.47		$9.50		$6.06		$6.68		$7.54
TOTAL RETURN(e)	9.65%		57.25%		(8.44)%		(8.71)%		1.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$89,645		$89,300		$49,060		$39,226		$48,728
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36	%(f)	1.37	%(f)	1.40	%(f)	1.39	%(f)	1.40	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.36%		1.37%		1.40%		1.39%		1.40%
Ratio of net investment income to average net assets	0.55%		1.36%		0.40%		0.82%		0.66%
Portfolio turnover rate	54%		54%		98%		81%		42%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(c)	Calculated using the average shares method.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.53%, 1.55%, 1.58%, 1.54% and 1.56%.

See Notes to Financial Statements.

17 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$9.52		$6.07		$6.68		$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.06		0.13		0.04		0.07		(0.00	)(c)
Net realized and unrealized gain/(loss)	0.60		3.34		(0.59)		(0.72)		(0.62)
Total from investment operations	0.66		3.47		(0.55)		(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(1.70)		(0.02)		(0.06)		(0.21)		–
Total distributions	(1.70)		(0.02)		(0.06)		(0.21)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.00	(c)	–		–
Net increase/(decrease) in net asset value	(1.04)		3.45		(0.61)		(0.86)		(0.62)
Net asset value, end of year	$8.48		$9.52		$6.07		$6.68		$7.54
TOTAL RETURN(d)	9.52%		57.33%		(8.29)%		(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,246		$7,349		$1,254		$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30	%(e)	1.32	%(e)	1.34	%(e)	1.40	%(e)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30%		1.32%		1.34%		1.40%		1.45	%(f)
Ratio of net investment income/(loss) to average net assets	0.64%		1.56%		0.62%		0.99%		(0.10	)%(f)
Portfolio turnover rate	54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.47%, 1.50%, 1.52%, 1.55% and 1.64%.

(f)	Annualized.

See Notes to Financial Statements.

18 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Net asset value, beginning of period(a)	$8.94		$5.73		$6.35		$7.22		$7.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01	)(c)	0.07		(0.02	)(c)	0.01		(0.00	)(c)(d)
Net realized and unrealized gain/(loss)	0.56		3.14		(0.54)		(0.68)		0.04
Total from investment operations	0.55		3.21		(0.56)		(0.67)		0.04
DISTRIBUTIONS:
From net investment income	(1.69)		(0.01)		(0.06)		(0.20)		(0.18)
Total distributions	(1.69)		(0.01)		(0.06)		(0.20)		(0.18)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.01		–		0.00	(d)	–
Net increase/(decrease) in net asset value	(1.14)		3.21		(0.62)		(0.87)		(0.14)
Net asset value, end of year	$7.80		$8.94		$5.73		$6.35		$7.22
TOTAL RETURN(e)	8.78%		56.37%		(8.97)%		(9.35)%		0.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$27,856		$13,789		$2,354		$6,702		$9,510
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00	%(f)	2.00	%(f)	2.05	%(f)	2.05	%(f)	2.05	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%		2.00%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	(0.08)%		0.84%		(0.28)%		0.17%		(0.04)%
Portfolio turnover rate	54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 2.18%, 2.18%, 2.23%, 2.20% and 2.21%.

See Notes to Financial Statements.

19 | October 31, 2022

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Net asset value, beginning of period(a)	$9.62		$6.12		$6.73		$7.58		$7.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08		0.14		0.04		0.08		0.07
Net realized and unrealized gain/(loss)	0.61		3.38		(0.58)		(0.72)		0.03
Total from investment operations	0.69		3.52		(0.54)		(0.64)		0.10
DISTRIBUTIONS:
From net investment income	(1.70)		(0.02)		(0.07)		(0.21)		(0.19)
Total distributions	(1.70)		(0.02)		(0.07)		(0.21)		(0.19)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(1.01)		3.50		(0.61)		(0.85)		(0.09)
Net asset value, end of year	$8.61		$9.62		$6.12		$6.73		$7.58
TOTAL RETURN(d)	9.85%		57.74%		(8.18)%		(8.48)%		1.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,613,293		$1,154,123		$439,254		$500,305		$647,195
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.08	%(e)	1.09	%(e)	1.15	%(e)	1.14	%(e)	1.13	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.08%		1.09%		1.15%		1.14%		1.13%
Ratio of net investment income to average net assets	0.84%		1.68%		0.64%		1.09%		0.90%
Portfolio turnover rate	54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.26%, 1.27%, 1.33%, 1.29% and 1.29%.

See Notes to Financial Statements.

20 | October 31, 2022

ALPS | Kotak India ESG Fund

Management Commentary	October 31, 2022 (Unaudited)

Performance

For the 1-year period ending October 31, 2022, the ALPS/Kotak India ESG Fund returned -10.62% for Class I compared to its benchmark the Nifty 500 Index, which returned -6.16% over the same period (all in USD terms).

After an exceptional 2021, global economy activity is experiencing a broad-based and sharper-than-expected slowdown. Geopolitical risks are high, with concerns over the economic implications of the Russo-Ukraine war and sustained inflationary pressures higher than seen in several decades, affecting investor sentiment. Even as economic activities in India have seen sharp increases in terms of growth rates, the recovery to above pre-Covid levels is incomplete. Global shocks propagate to the domestic economy through four key channels: (1) trade flows, (2) commodity prices, (3) capital flows, and (4) financial sector. As global demand slows down, India is unlikely to be immune with the trade and capital channel being the key risks and determinants of India’s growth. INR too, remained highly volatile with supply disruption amidst geopolitical tension between Russia and Ukraine, which exacerbated the surge in inflation and energy and commodity prices. However, the silver lining in the Indian economic front is that there has been a slowing across many parts of the world despite sustained inflationary pressures.

While the frontline Nifty 50 Index returned -7.80% during the period, the Nifty Midcap 100 Index returned -6.69% during the period (all in USD terms as per Bloomberg reference rate).

Looking at some of the global policies: Regarding asset purchases, the Fed has indicated it will increase its pace of balance sheet reduction by US$95bn per month. The FOMC revised down CY2022 and CY2023 real GDP growth estimates by 150 bps and by 50 bps to 0.2% and 1.2%, respectively. The Bank of England (BOE) hiked its policy rate by 50 bps to 2.25% and started its Quantitative Tightening (QT) process through active sales of government bonds worth GBP80bn over the next 12 months. The BOE also began its corporate bond sales starting September 27, 2022. The Bank of Japan (BOJ) maintained status quo on rates and stance while continuing its purchase of commercial paper (CP) and corporate bonds at its pre-pandemic pace.

Looking back at India, The Union Budget was presented on Feb 1, 2022, just as the country started to navigate the third wave of the Covid-19 pandemic. In our view, this was clearly a pro-growth budget with the Government’s key macro focus being infrastructure growth and boosting capex spend in a bid to sustain the investment growth momentum. In our view, the highlight of the budget this year is that it sets the foundation for structural growth over the next few years via investment spend. We believe the Budget provides the necessary impetus through various policies laying the blueprint to steer the economy for the next 25 years and enable job creation.

On the macro side, the International Monetary Fund (IMF) cut India’s FY2023 GDP forecast to 6.8% in its attest World Economic Outlook from 7.4% earlier in July. The Reserve Bank of India (RBI) MPC in total had hiked the repo rate by a total of 190bps to 5.9% since May 2020 while continuing to remain focused on the withdrawal of accommodation. India’s external sector has faced significant headwinds, led by (1) surge in commodity prices; (2) flight of capital due to the fear of policy divergence; and (3) export caps of select key segments to tame domestic inflation. While risks remain, some of the pressures have eased in recent months, as reflected in the fall in commodity prices, monetary policy tightening and a pick-up in capital flows.

Business momentum in India’s manufacturing activity remained robust and expanded at a faster pace in October - Manufacturing PMI hit 55.3 vs 55.1 in September, indicating an improvement in the health of the sector.

Geopolitical tensions have increased over the past few years. With Russia’s annexation of Crimea in 2014 and more recently, invasion of Ukraine, the world order has been moving steadily towards a multi-polar world. Further, US-China trade tensions and now issues involving Taiwan indicate risks of fragmented global trade order too. More than domestic factors, external factors such as global slowdown, geopolitics-led risks to energy prices, dollar strengthening, and higher-for-longer global inflation and rates (implying risks of lower-for-longer global growth) will likely weigh on India’s macro outlook.

India entered the pandemic amid slowing growth, shrinking fiscal space, and a weak financial sector. The exit from the Covid-19 crisis will see income uncertainty, a weaker fiscal space, and higher risks to the financial sector. Any meaningful, sustainable recovery will require infrastructure-spending, creation of a social security net, and easing of traditional sore points such as a weak financial sector, archaic land/labor laws, and administrative/judicial hurdles. Investor interest in India has conventionally rested on its promise of high growth. As it emerges from a Covid-led crisis, sustainable growth will require the government to address some traditional sore points: a large infrastructure deficit, a weak financial sector, archaic land and labor laws, and administrative and judicial hurdles.

Market Outlook and Valuation

The US Federal Reserve hiked the Fed Funds Rate by another 75 bps in the Nov 2 FOMC meeting, having raised rates 6 times in 2022 and by 75bps in the past 4 meetings. Moreover, the commentary was extremely hawkish reiterating the conviction that the US central bank remains focused on bringing down inflation below their 2% target. This has put to rest the “peak hawkishness” narrative and a Fed pivot to a more accommodative

21 | October 31, 2022

ALPS | Kotak India ESG Fund

Management Commentary	October 31, 2022 (Unaudited)

stance by 2Q next year, since the labour market and wages are still quite strong and will require staying “higher for longer” to bring inflation expectations down durably. The yield on the US 10Y-2Y has remained deeply in the negative territory indicating economic uncertainty. DXY has remained in the ballpark of 111. At the same time the US earnings, especially at the Big Tech firms have started to disappoint and commentary around cost and human resource rationalizations are on the rise.

The selloff in China markets has worsened after the 20th Party Conference that elected President Xi for another term on back of fears of business un-friendly policy-making and insistence on their Covid Zero stance.

For India, we see some worry lines appearing around the growth outlook. The IMF lowered India’s economic growth forecast to 6.8% in its latest World Economic Outlook in October, compared to a 7.4% growth forecast in July, external headwinds and earnings downgrade being the risks to growth. CPI Inflation in October has shown stickiness above 7% and has been above the RBI upper tolerance band for the ninth month. Aside from the negative real rates, the RBI must also worry about the rate differentials with the DM central banks in order to protect the currency with an eye on its forex reserves.

On the positive side, GST collections continued to remain robust – clocking INR 1.51 tn in Oct’22 – the second highest ever, on back of festive demand pickup. YoY banking system credit growth at mid- to late-teens is at a decadal high as the inclination for corporate capex is witnessing a cyclical upturn. The INR has remained relatively resilient even when compared to many DM currencies. That such stability is not due to its Current Account strength but due to reserve depletion, is some reason to worry, however. Foreign portfolio flows have turned positive after months of aggressive selling (cumulative CY2022 net outflow of about USD 21.5Bn to Oct’22). The 2QFY23 earnings season has been broadly in-line: the earnings growth has declined 7% YoY (est. 11% decline YoY). The aggregate performance was adversely impacted by a sharp drag from global commodities. Excluding Metals and Oil & Gas, Nifty has posted a solid 25% earnings growth, vs. expectations of 20%, fuelled by BFSI and Autos. Along with Metals and O&G, the Cement sector has also dragged 2QFY23 earnings (source: MOFSL research).

Over the coming months, we are going to keenly watch the RBI’s rate trajectory as also the Union Budget that will be presented in Feb’23.

We expect the Indian markets to continue to stay in a consolidation phase until the macro picture improves domestically and globally. We are mindful of the Brent crude price that rose by about 5.5% during Oct’22 to about USD 94/bbl as well as further pressure on the INR that could weigh on India’s Current Account. At the same time, it is worth noting that on back of the stark relative performance, the weight of China in the MSCI EM Index has come down to about 22%, while India’s weight is now about 16% in the index. We remain positive on the Indian equity markets and view any volatility as an opportunity to add to India assets.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

22 | October 31, 2022

ALPS | Kotak India ESG Fund

Performance Update	October 31, 2022 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-10.90%	9.04%	5.02%	9.79%	7.25%	1.40%	1.40%
Class A (NAV)	-10.70%	9.05%	4.98%	9.77%	7.23%	1.40%	1.40%
Class A (LOAD)	-15.60%	7.01%	3.79%	9.15%	6.71%
Class C (NAV)	-11.52%	8.17%	4.20%	8.99%	6.48%	2.00%	2.00%
Class C (LOAD)	-12.35%	8.17%	4.20%	8.99%	6.48%
Class I	-10.62%	9.26%	5.25%	10.09%	7.55%	1.00%	1.00%
Class II	-10.42%	9.53%	5.41%	10.17%	7.62%	0.91%	0.75%
Nifty 500 Index[1]	-6.16%	12.42%	6.75%	9.41%	6.87%
Morningstar India Index[2]	-7.13%	12.46%	7.24%	9.54%	6.89%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

23 | October 31, 2022

ALPS | Kotak India ESG Fund

Performance Update	October 31, 2022 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.

^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.

*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

Infosys, Ltd.	7.91%
ICICI Bank, Ltd.	7.59%
Reliance Industries, Ltd.	6.79%
HDFC Bank, Ltd.	4.93%
Axis Bank, Ltd.	4.25%
Bajaj Finance, Ltd.	3.41%
State Bank of India	3.08%
Bharti Airtel, Ltd.	3.07%
Max Healthcare Institute, Ltd.	2.62%
Larsen & Toubro, Ltd.	2.61%
Top Ten Holdings	46.26%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

24 | October 31, 2022

ALPS | Kotak India ESG Fund

Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
COMMON STOCKS (97.08%)
Communication Services (4.06%)
Entertainment (0.99%)
Nazara Technologies, Ltd.(a)	180,526	$1,437,600
PVR, Ltd.	98,675	2,118,635
		3,556,235

Wireless Telecommunication Services (3.07%)
Bharti Airtel, Ltd.	1,049,150	10,551,082
Bharti Airtel, Ltd. partly paid	78,914	419,723
		10,970,805

TOTAL COMMUNICATION SERVICES		14,527,040

Consumer Discretionary (10.42%)
Auto Components (1.87%)
MRF, Ltd.	3,487	3,825,015
Sansera Engineering, Ltd.(b)(c)	193,310	1,688,926
Varroc Engineering, Ltd.(b)(c)	316,097	1,188,601
		6,702,542

Automobiles (3.10%)
Mahindra & Mahindra, Ltd.	277,646	4,531,471
Maruti Suzuki India, Ltd.	56,917	6,561,981
		11,093,452

Hotels, Restaurants & Leisure (0.59%)
Jubilant Foodworks, Ltd.	284,986	2,102,320

Household Durables (2.40%)
Crompton Greaves Consumer Electricals, Ltd.	1,339,873	5,866,785
Orient Electric, Ltd.	831,599	2,702,311
		8,569,096

Internet & Direct Marketing Retail (1.21%)
Cartrade Tech, Ltd.(a)	136,844	903,126
Zomato, Ltd.(a)	4,506,678	3,437,348
		4,340,474

Textiles, Apparel & Luxury Goods (1.25%)
Titan Co., Ltd.	134,337	4,482,567

TOTAL CONSUMER DISCRETIONARY		37,290,451

Consumer Staples (4.95%)
Personal Products (4.95%)
Dabur India, Ltd.	679,907	4,558,529
Emami, Ltd.	823,442	4,717,500
Hindustan Unilever, Ltd.	273,518	8,439,021
		17,715,050

TOTAL CONSUMER STAPLES		17,715,050
	Shares	Value (Note 2)
Energy (7.70%)
Oil, Gas & Consumable Fuels (7.70%)
Aegis Logistics, Ltd.	866,064	$3,255,383
Reliance Industries, Ltd.	787,168	24,289,470
		27,544,853

TOTAL ENERGY		27,544,853

Financials (31.61%)
Banks (21.26%)
AU Small Finance Bank, Ltd.(b)(c)	705,364	5,024,709
Axis Bank, Ltd.	1,386,870	15,209,078
HDFC Bank, Ltd., ADR	82,825	5,160,826
HDFC Bank, Ltd.	687,523	12,477,482
ICICI Bank, Ltd., Sponsored ADR	591,286	13,031,943
ICICI Bank, Ltd.	1,285,213	14,131,368
State Bank of India	1,587,184	11,022,264
		76,057,670

Consumer Finance (5.83%)
Bajaj Finance, Ltd.	141,125	12,198,850
Mahindra & Mahindra Financial Services, Ltd.	879,748	2,148,949
Muthoot Finance, Ltd.	122,426	1,544,805
SBI Cards & Payment Services, Ltd.	498,115	4,977,459
		20,870,063

Insurance (2.84%)
HDFC Life Insurance Co., Ltd.(b)(c)	817,335	5,341,406
ICICI Lombard General Insurance Co., Ltd.(b)(c)	211,650	2,993,173
PB Fintech, Ltd.(a)	394,829	1,844,246
		10,178,825

Thrifts & Mortgage Finance (1.68%)
Aavas Financiers, Ltd.(a)	245,732	6,001,114

TOTAL FINANCIALS		113,107,672

Health Care (8.27%)
Health Care Providers & Services (4.99%)
Dr Lal PathLabs, Ltd.(b)(c)	59,599	1,846,294
Fortis Healthcare, Ltd.(a)	1,236,363	4,146,184
Max Healthcare Institute, Ltd.(a)	1,702,946	9,387,642
Vijaya Diagnostic Centre Pvt, Ltd.	463,594	2,446,705
		17,826,825

Life Sciences Tools & Services (0.46%)
Tarsons Products, Ltd.(a)	175,456	1,648,486

Pharmaceuticals (2.82%)
Alkem Laboratories, Ltd.	97,737	3,726,615
Cipla, Ltd.	289,931	4,090,624

See Notes to Financial Statements.

25 | October 31, 2022

ALPS | Kotak India ESG Fund

Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Pharmaceuticals (continued)
Dr. Reddy's Laboratories, Ltd.	42,370	$2,280,639
		10,097,878

TOTAL HEALTH CARE		29,573,189

Industrials (6.70%)
Air Freight & Logistics (0.66%)
Mahindra Logistics, Ltd.(b)(c)	361,931	2,353,915

Airlines (0.74%)
InterGlobe Aviation, Ltd.(a)(b)(c)	121,781	2,627,984

Building Products (1.69%)
Apollo Pipes, Ltd.	340,983	2,041,268
Kajaria Ceramics, Ltd.	307,296	4,020,358
		6,061,626

Construction & Engineering (3.61%)
Kalpataru Power Transmission, Ltd.	621,526	3,567,254
Larsen & Toubro, Ltd.	382,011	9,352,819
		12,920,073

TOTAL INDUSTRIALS		23,963,598

Information Technology (13.51%)
IT Services (13.51%)
Infosys, Ltd., Sponsored ADR	590,839	11,066,414
Infosys, Ltd.	923,929	17,220,255
Persistent Systems, Ltd.	139,368	6,218,727
Tata Consultancy Services, Ltd.	204,560	7,894,394
Tech Mahindra, Ltd.	463,298	5,958,429
		48,358,219

TOTAL INFORMATION TECHNOLOGY		48,358,219

Materials (7.66%)
Chemicals (3.08%)
Kansai Nerolac Paints, Ltd.	535,082	3,144,466
SRF, Ltd.	254,010	7,861,469
		11,005,935

Construction Materials (3.75%)
JK Cement, Ltd.	102,442	3,363,148
Ramco Cements, Ltd.	491,456	4,288,339
Shree Cement, Ltd.	21,038	5,785,113
		13,436,600

Containers & Packaging (0.83%)
Mold-Tek Packaging, Ltd.	268,843	2,953,042

TOTAL MATERIALS		27,395,577
	Shares	Value (Note 2)
Real Estate (2.20%)
Real Estate Management & Development (2.20%)
Brigade Enterprises, Ltd.	693,578	$4,191,044
Oberoi Realty, Ltd.	330,190	3,695,613
		7,886,657

TOTAL REAL ESTATE		7,886,657

TOTAL COMMON STOCKS
(Cost $293,781,153)		347,362,306

TOTAL INVESTMENTS (97.08%)
(Cost $293,781,153)		$347,362,306

Assets In Excess Of Other Liabilities (2.92%)		10,454,575

NET ASSETS (100.00%)		$357,816,881

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate market value of those securities was $23,065,008, representing 6.45% of net assets.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2022 the aggregate market value of those securities was $23,065,008 representing 6.45% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

26 | October 31, 2022

ALPS | Kotak India ESG Fund

Statement of Assets and Liabilities	October 31, 2022

ASSETS
Investments, at value	$347,362,306
Cash	9,427,059
Foreign currency, at value (Cost $11,481,119)	10,695,099
Receivable for investments sold	607,621
Receivable for shares sold	150,500
Dividends and interest receivable	254,833
Prepaid expenses and other assets	20,035
Total Assets	368,517,453
LIABILITIES
Payable for investments purchased	1,765,041
Payable for shares redeemed	52,967
Payable for foreign capital gains tax	8,578,620
Investment advisory fees payable	153,220
Administration and transfer agency fees payable	71,929
Distribution and services fees payable	2,393
Trustees' fees and expenses payable	12,688
Professional fees payable	48,527
Accrued expenses and other liabilities	15,187
Total Liabilities	10,700,572
NET ASSETS	$357,816,881
NET ASSETS CONSIST OF
Paid-in capital	$321,681,879
Total distributable earnings/(accumulated losses)	36,135,002
NET ASSETS	$357,816,881
INVESTMENTS, AT COST	$293,781,153
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$15.78
Net Assets	$3,711,192
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	235,121
Class A:
Net Asset Value, offering and redemption price per share	$15.74
Net Assets	$847,171
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,833
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$16.65
Class C:
Net Asset Value, offering and redemption price per share(a)	$14.34
Net Assets	$1,059,655
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	73,889
Class I:
Net Asset Value, offering and redemption price per share	$16.40
Net Assets	$15,663,965
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	955,002
Class II:
Net Asset Value, offering and redemption price per share	$16.52
Net Assets	$336,534,898
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,368,910

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

27 | October 31, 2022

ALPS | Kotak India ESG Fund

Statement of Operations	For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$2,752,809
Foreign taxes withheld on dividends	(605,499)
Interest and other income	35,069
Total Investment Income	2,182,379

EXPENSES
Investment advisory fees	2,399,095
Administrative fees	587,156
Transfer agency fees	2,700
Distribution and service fees
Investor Class	12,524
Class A	1,731
Class C	13,517
Professional fees	62,649
Reports to shareholders and printing fees	14,293
State registration fees	65,857
Insurance fees	4,062
Custody fees	57,111
Trustees' fees and expenses	20,619
Repayment of previously waived fees
Investor Class	4,629
Class C	1,565
Class I	18,408
Miscellaneous expenses	22,352
Total Expenses	3,288,268
Less fees waived/reimbursed by investment advisor (Note 8)
Class II	(441,782)
Net Expenses	2,846,486
Net Investment Loss	(664,107)
Net realized gain on investments	8,672,957
Net realized loss on foreign currency transactions	(626,887)
Net realized loss on foreign capital gains tax	(1,442,856)
Net Realized Gain	6,603,214
Net change in unrealized depreciation on investments	(53,021,331)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(504,669)
Net change in unrealized appreciation on foreign capital gains tax	6,024,263
Net Change in Unrealized Depreciation	(47,501,737)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(40,898,523)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,562,630)

See Notes to Financial Statements.

28 | October 31, 2022

ALPS | Kotak India ESG Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment loss	$(664,107)	$(471,474)
Net realized gain	6,603,214	24,382,297
Net change in unrealized appreciation/(depreciation)	(47,501,737)	75,895,287
Net Increase/(Decrease) in Net Assets Resulting from Operations	(41,562,630)	99,806,110

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(203,811)	–
Class A	(41,456)	–
Class C	(88,461)	–
Class I	(829,227)	–
Class II	(19,311,883)	–
Net Decrease in Net Assets from Distributions	(20,474,838)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,318,289	1,111,855
Class A	296,777	905,016
Class C	12,000	20,550
Class I	4,226,736	4,418,625
Class II	–	150,000,000
Dividends reinvested
Investor Class	176,973	–
Class A	39,052	–
Class C	88,461	–
Class I	790,535	–
Class II	19,311,883	–
Shares redeemed, net of redemption fees
Investor Class	(931,483)	(1,190,945)
Class A	(120,501)	(573,775)
Class C	(372,795)	(877,201)
Class I	(2,814,302)	(18,425,509)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	22,021,625	135,388,616

Net increase/(decrease) in net assets	(40,015,843)	235,194,726

NET ASSETS
Beginning of year	397,832,724	162,637,998
End of year	$357,816,881	$397,832,724

See Notes to Financial Statements.

29 | October 31, 2022

ALPS | Kotak India ESG Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
Net asset value, beginning of period	$18.70	$12.66	$13.02	(b)	$11.73 (b)	$14.53 (b)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.12)	(0.12)	(0.07	)(d)	(0.10)	(0.13)
Net realized and unrealized gain/(loss)	(1.82)	6.16	(0.93)		2.19	(2.26)
Total from investment operations	(1.94)	6.04	(1.00)		2.09	(2.39)
DISTRIBUTIONS:
From net investment income	(0.44)	–	–		–	–
From net realized gains	(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.98)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (e)	0.00 (e)	0.81		0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	(2.92)	6.04	(0.36)		1.29	(2.80)
Net asset value, end of year	$15.78	$18.70	$12.66		$13.02	$11.73
TOTAL RETURN(f)	(10.90)%	47.71%	(1.48)%		18.58%	(16.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,711	$3,814	$2,704		$4,604	$5,821
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33%	1.35%	1.72%		3.27%	2.80%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.33%	1.35%	1.40	%(g)	1.91%	1.93%
Ratio of net investment loss to average net assets	(0.74)%	(0.73)%	(0.64)%		(0.79)%	(0.91)%
Portfolio turnover rate	18%	29%	90%		56%	24%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(c)	Calculated using the average shares method.

(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(e)	Less than $0.005 or ($0.005) per share.

(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

30 | October 31, 2022

ALPS | Kotak India ESG Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$18.62	$12.59	$12.99	(a)	$11.72 (a)	$13.90	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)	(0.11)	(0.07	)(c)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	(1.82)	6.14	(0.16)		2.13	(2.14)
Total from investment operations	(1.90)	6.03	(0.23)		2.07	(2.18)

DISTRIBUTIONS:
From net investment income	(0.44)	–	–		–	–
From net realized gains	(0.54)	–	(0.17)		(0.80)	–
Total distributions	(0.98)	–	(0.17)		(0.80)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (d)	–		–	–
Net increase/(decrease) in net asset value	(2.88)	6.03	(0.40)		1.27	(2.18)
Net asset value, end of year	$15.74	$18.62	$12.59		$12.99	$11.72
TOTAL RETURN(e)	(10.70)%	47.90%	(1.80)%		18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$847	$762	$89		$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.10%	1.30%	1.62%		3.24%	3.16	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.10%	1.30%	1.31	%(g)	1.94%	2.00	%(f)
Ratio of net investment loss to average net assets	(0.51)%	(0.68)%	(0.56)%		(0.52)%	(0.79	)%(f)
Portfolio turnover rate(h)	18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | October 31, 2022

ALPS | Kotak India ESG Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$17.18	$11.70	$12.18	(a)	$11.10 (a)	$13.87 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.21)	(0.21)	(0.14	)(c)	(0.17)	(0.21)
Net realized and unrealized gain/(loss)	(1.67)	5.69	(0.17)		2.05	(2.15)
Total from investment operations	(1.88)	5.48	(0.31)		1.88	(2.36)
DISTRIBUTIONS:
From net investment income	(0.42)	–	–		–	–
From net realized gains	(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.96)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	–		0.00 (d)	–
Net increase/(decrease) in net asset value	(2.84)	5.48	(0.48)		1.08	(2.77)
Net asset value, end of year	$14.34	$17.18	$11.70		$12.18	$11.10
TOTAL RETURN(e)	(11.52)%	46.84%	(2.58)%		17.69%	(17.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,060	$1,598	$1,868		$2,195	$2,024
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00%	2.00%	2.37%		3.97%	3.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%	2.00%	2.06	%(f)	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.42)%	(1.37)%	(1.29)%		(1.47)%	(1.57)%
Portfolio turnover rate	18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

32 | October 31, 2022

ALPS | Kotak India ESG Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$19.35	$13.05	$13.43	(a)	$12.05 (a)	$14.87 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.07)	(0.03	)(c)	(0.05)	(0.08)
Net realized and unrealized gain/(loss)	(1.89)	6.37	(0.18)		2.23	(2.33)
Total from investment operations	(1.96)	6.30	(0.21)		2.18	(2.41)
DISTRIBUTIONS:
From net investment income	(0.45)	–	–		–	–
From net realized gains	(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.99)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00	(d)	–	0.00 (d)
Net increase/(decrease) in net asset value	(2.95)	6.30	(0.38)		1.38	(2.82)
Net asset value, end of year	$16.40	$19.35	$13.05		$13.43	$12.05
TOTAL RETURN(e)	(10.62)%	48.28%	(1.59)%		18.85%	(16.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,664	$16,053	$21,861		$21,989	$13,746
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00%	1.00%	1.36%		2.93%	2.48%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00%	1.00%	1.06	%(f)	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.41)%	(0.45)%	(0.28)%		(0.39)%	(0.57)%
Portfolio turnover rate	18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

33 | October 31, 2022

ALPS | Kotak India ESG Fund – Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$19.45	$13.08	$13.50	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.03)	(0.02)	0.02
Net realized and unrealized gain/(loss)	(1.90)	6.39	(0.44)
Total from investment operations	(1.93)	6.37	(0.42)

DISTRIBUTIONS:
From net investment income	(0.46)	–	–
From net realized gains	(0.54)	–	–
Total distributions	(1.00)	–	–

Net increase/(decrease) in net asset value	(2.93)	6.37	(0.42)
Net asset value, end of year	$16.52	$19.45	$13.08
TOTAL RETURN(c)	(10.42)%	48.70%	(3.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$336,535	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88%	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75%	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	(0.16)%	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2022 (Unaudited)

Annual Commentary and Outlook

The fiscal year through October 2022 was painful for financial markets. Central banks around the globe aggressively raised rates to combat stubbornly high inflation. The Federal Open Market Committee (FOMC) began slowly shrinking the balance sheet while raising the upper bound of the federal funds rate from 0.25% to 4% by November. Interest rate sensitive assets like real estate and growth stocks have been most impacted. However, supply chain shortages, labor market strength, high consumer savings and pent up demand after relieved pandemic lock downs pushed inflation to levels not seen since the early 1980’s.

As of fiscal year end, this interest rate cycle was different in that cyclicals like oil, natural gas, industrials, and materials continued to remain robust despite strength in the U.S. dollar. Higher interest rates and global risk aversion pushed the U.S. Dollar Index (DXY) up 18.5% over the fiscal year. The yield curve inverted as the 2-year jumped from 0.5% to 4.5%. The 10-year U.S. Treasury bonds rose less from 1.5% to 4%.

Global indices fared worse than U.S. as the strong dollar was perceived to raise risks of hurting emerging market performance. The S&P 500 Index was down 14.6% while the Morningstar Developed Markets Index (net) of large capitalization stocks globally was down 19.2%. Also, smaller companies represented by the Russell 2000 Index was down 18.6%.

Portfolio Review

For the fiscal year ending October 31, 2022, the Fund’s investor shares (LPEFX) fell by 30.83% compared with the Fund’s primary benchmark Morningstar Developed Markets Index, which was down 19.20%. The Global Listed Private Equity Index, the Fund’s secondary benchmark, was down 40.08%.

The Fund underperformed due to a relatively heavy weighting in financials and no exposure to energy stocks which were up over 43%. The U.S. Dollar strength detracted from the Fund’s returns approximately 6.6% in total and 1.7% versus the primary benchmark. In June, the Fund began hedging the British Pound, which contributed approximately 0.1% to the Fund’s returns for the fiscal year. Also, exiting the fiscal year, approximately half of the Fund is allocated to small and mid-capitalization stocks which underperformed large companies during the period.

Fund positioning in fiscal year 2022 emphasized dividend income, increasing U.S. weighting, and less European and British exposure. We added 14 names to the Fund which included three preferred stock positions for Compass Diversified. We sold 16 names to end the fiscal year with 48 holdings.

Net contributors to performance included:

●	Berkshire Hathaway Inc. – CL B

●	Hercules Capital Inc.

●	NB Private Equity Partners

Net detractors from performance included:

●	Partners Group Holding

●	KKR & Co.

●	Intermediate Capital Group

Outlook

The Federal Reserve (Fed) will likely keep rates high until the labor market weakens. Worker participation is delayed until COVID savings burn off. We believe this unusual circumstance will lead to rates staying high throughout 2023. In our view, the U.S. economy is beginning to slow and will eventually lead to a minor recession. In our opinion, corporations are well prepared with strong balance sheets, and therefore, a short recession would most likely be profit driven, not credit driven like the Great Financial Crisis in 2008-2009.

We believe the next couple of quarters will be dominated by the strength of the U.S. economy versus the financial health of weaker countries and liquidity in shallow financial markets globally, as shown in London as pension funds rush to reposition bond portfolios.

In the near-term, consensus seems to be building that stock markets will bounce higher around midterm elections. This would potentially be driven by continued strong U.S. corporate earnings dented slightly by those exposed to foreign currencies. However, we believe the impending economic and financial market disruptions should subdue optimism through the holidays. Nevertheless, in our view, prospects of weaker inflation ending the interest rate cycle and weakening U.S. Dollar should improve equity market conditions in 2023.

The ALPS/Red Rocks Global Opportunity Fund (LPEFX) holds stocks which own small private companies. We believe that the private companies within the portfolio will continued to produce strong earnings growth during tough economic times. Also, valuations of Listed Private Equity stocks have reached historic lows and, in our opinion, should recover nicely when interest rates stop increasing.

Thank you for your continued support.

Andrew Drummond

Portfolio Manager

35 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2022 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

36 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-30.83%	0.41%	2.86%	8.75%	1.94%	1.94%
Class A (NAV)	-30.85%	0.46%	2.87%	8.75%	1.94%	1.94%
Class A (MOP)	-34.63%	-1.43%	1.71%	8.14%
Class C (NAV)	-31.48%	-0.42%	2.05%	7.96%	2.59%	2.59%
Class C (CDSC)	-32.00%	-0.42%	2.05%	7.96%
Class I	-30.69%	0.60%	3.09%	9.05%	1.59%	1.59%
Class R	-30.92%	0.17%	2.65%	8.63%	2.04%	2.04%
Morningstar Developed Markets Index[1]	-19.20%	5.52%	5.83%	8.80%
Red Rocks Global Listed Private Equity Index[2]	-40.08%	-1.25%	0.89%	7.77%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

37 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2022 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.

*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Red Rocks Capital LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

38 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	4.54%
Blackstone, Inc.	4.44%
FS KKR Capital Corp.	4.04%
Brederode SA	3.99%
Berkshire Hathaway, Inc.	3.99%
KKR & Co., Inc.	3.85%
Ares Management LP	3.78%
HgCapital Trust PLC	3.65%
Partners Group Holding AG	3.26%
3i Group PLC	2.98%
Top Ten Holdings	38.52%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

39 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
CLOSED-END FUNDS (19.80%)
Abrdn Private Equity Opportunities Trust PLC	211,496	$1,008,983
Oakley Capital Investments, Ltd.	310,000	1,386,484
Apax Global Alpha, Ltd.(a)(b)	300,000	571,107
HarbourVest Global Private Equity, Ltd.(c)	110,000	2,722,328
HBM Healthcare Investments AG, Class A	4,668	1,033,864
HgCapital Trust PLC	548,426	2,189,612
NB Private Equity Partners, Ltd.	35,000	640,285
Pantheon International PLC Fund(c)	371,000	1,058,672
ICG Enterprise Trust PLC	75,000	862,599
Princess Private Equity Holding, Ltd.	41,400	389,989

TOTAL CLOSED-END FUNDS
(Cost $11,018,429)		11,863,923

COMMON STOCKS (72.40%)
Communications (1.06%)
Media (1.06%)
Liberty Broadband Corp., Class C(c)	7,550	637,447

TOTAL COMMUNICATIONS		637,447

Consumer Discretionary (1.66%)
Retail (1.66%)
Wesfarmers, Ltd.	34,300	995,356

TOTAL CONSUMER DISCRETIONARY		995,356

Consumer Staples (2.74%)
Retail (2.74%)
Costco Wholesale Corp.	3,270	1,639,905

TOTAL CONSUMER STAPLES		1,639,905

Financials (54.17%)
Banks (0.65%)
SVB Financial Group(c)	1,700	392,632

Diversified Financial Services (28.80%)
Apollo Global Management, Inc.	14,600	808,256
Ares Management LP, Class A	29,900	2,267,317
Berkshire Hathaway, Inc., Class B(c)	8,100	2,390,229
Blackstone, Inc., Class A	29,200	2,661,288
Cannae Holdings, Inc.(c)	50,200	1,162,632
Carlyle Group, Inc.	35,900	1,015,252
Intermediate Capital Group PLC	72,000	876,729
KKR & Co., Inc., Class A	47,500	2,309,925
Mastercard, Inc., Class A	3,450	1,132,221
Partners Group Holding AG	2,180	1,956,733
	Shares	Value (Note 2)
Diversified Financial Services (continued)
StepStone Group, Inc., Class A	23,000	$678,960
		17,259,542

Investment Companies (14.54%)
3i Group PLC	134,000	1,784,666
Ares Capital Corp.	70,000	1,360,100
Carlyle Secured Lending, Inc.	62,200	780,610
FS KKR Capital Corp.	126,000	2,419,200
Investor AB, B Shares	76,500	1,248,527
Mutares SE & Co. KGaA	28,000	492,176
Peugeot Invest	7,600	626,092
		8,711,371
Private Equity (8.73%)
Altamir	39,110	923,746
Brederode SA	25,100	2,390,555
Clairvest Group, Inc.	12,700	663,036
Hercules Capital, Inc.	23,000	334,190
Ratos AB, B Shares	245,500	918,928
		5,230,455
Real Estate (1.45%)
Brookfield Asset Management, Inc., Class A	22,000	871,420

TOTAL FINANCIALS		32,465,420

Health Care (7.23%)
Health Care - Products (1.93%)
Danaher Corp.	4,600	1,157,682

Healthcare-Products (2.57%)
Thermo Fisher Scientific, Inc.	3,000	1,541,910

Healthcare-Services (2.73%)
Chemed Corp.	3,500	1,634,045

TOTAL HEALTH CARE		4,333,637

Industrials (1.69%)
Machinery-Diversified (1.69%)
Nordson Corp.	4,500	1,012,500

TOTAL INDUSTRIALS		1,012,500

Technology (3.85%)
Computers (1.92%)
Accenture PLC, Class A	4,050	1,149,795

See Notes to Financial Statements.

40 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Software (1.93%)
Constellation Software, Inc.	800	$1,156,760

TOTAL TECHNOLOGY		2,306,555

TOTAL COMMON STOCKS
(Cost $41,760,866)		43,390,820

BUSINESS DEVELOPMENT COMPANIES (1.56%)
Financials (1.56%)
Investment Companies (1.56%)
Owl Rock Capital Corp.	79,000	937,730

TOTAL FINANCIALS		937,730

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $1,127,619)		937,730

PREFERRED STOCK (3.44%)
Financials (3.44%)
Investment Companies (2.43%)
Compass Diversified Holdings, Series B, 3M US Libor + 4.985%(d)(e)	11,300	276,059
Compass Diversified Holdings, Series C, 7.875%(e)	50,900	1,178,844
		1,454,903

Private Equity (1.01%)
KKR Group Finance Co. IX LLC, 4.625%(e)	34,900	608,307

TOTAL FINANCIALS		2,063,210

TOTAL PREFERRED STOCK
(Cost $2,236,797)		2,063,210

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.92%)
Money Market Fund (2.92%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	3.020%	1,752,786	1,752,786

TOTAL MONEY MARKET FUND			1,752,786

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,752,786)			1,752,786
Shares	Value (Note 2)
TOTAL INVESTMENTS (100.12%)
(Cost $57,896,497)	$60,008,469

Liabilities In Excess Of Other Assets (-0.12%)	(75,591)

NET ASSETS (100.00%)	$59,932,878

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate market value of those securities was $571,107, representing 0.95% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2022 the aggregate market value of those securities was $571,107 representing 0.95% of net assets.

(c)	Non-Income Producing Security.

(d)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.

(e)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

41 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2022

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at October 31, 2022	Fund Delivering	U.S. $ Value at October 31, 2022	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Company	12/02/22	USD	$1,242,692	GBP	$1,262,510	$(19,818)
State Street Bank & Trust Company	12/02/22	USD	568,955	GBP	608,301	(39,346)
						$(59,164)

See Notes to Financial Statements.

42 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statement of Assets and Liabilities	October 31, 2022

ASSETS
Investments, at value	$60,008,469
Receivable for shares sold	407
Dividends receivable	261,498
Prepaid expenses and other assets	11,981
Total Assets	60,282,355
LIABILITIES
Payable for shares redeemed	138,887
Unrealized depreciation on forward foreign currency contracts	59,164
Investment advisory fees payable	42,207
Administration and transfer agency fees payable	22,380
Distribution and services fees payable	18,589
Professional fees payable	20,523
Custody fees payable	29,876
Accrued expenses and other liabilities	17,851
Total Liabilities	349,477
NET ASSETS	$59,932,878
NET ASSETS CONSIST OF
Paid-in capital	$60,860,882
Total distributable earnings/(accumulated losses)	(928,004)
NET ASSETS	$59,932,878
INVESTMENTS, AT COST	$57,896,497
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$5.09
Net Assets	$10,255,651
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,016,257
Class A:
Net Asset Value, offering and redemption price per share	$5.06
Net Assets	$4,709,803
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	931,588
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$5.35
Class C:
Net Asset Value, offering and redemption price per share(a)	$4.50
Net Assets	$4,507,050
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,000,966
Class I:
Net Asset Value, offering and redemption price per share	$5.25
Net Assets	$36,320,796
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,916,816
Class R:
Net Asset Value, offering and redemption price per share	$3.78
Net Assets	$4,139,578
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,096,244

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

43 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statement of Operations	For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$1,982,128
Foreign taxes withheld on dividends	(63,365)
Total Investment Income	1,918,763

EXPENSES
Investment advisory fees	714,163
Administrative fees	86,001
Transfer agency fees	65,966
Distribution and service fees
Investor Class	46,865
Class A	13,349
Class C	74,280
Class R	26,909
Professional fees	19,780
Reports to shareholders and printing fees	8,161
State registration fees	68,879
Insurance fees	1,031
Custody fees	24,339
Trustees' fees and expenses	5,355
Miscellaneous expenses	18,302
Total Expenses	1,173,380
Net Investment Income	745,383
Net realized gain on investments	3,582,071
Net realized loss on foreign currency transactions	(24,016)
Net realized gain on forward contracts	64,589
Net Realized Gain	3,622,644
Net change in unrealized depreciation on investments	(36,028,528)
Net change in unrealized depreciation on forward contract	(59,164)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(23,552)
Net Change in Unrealized Depreciation	(36,111,244)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(32,488,600)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,743,217)

See Notes to Financial Statements.

44 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$745,383	$101,787
Net realized gain	3,622,644	14,187,753
Net change in unrealized appreciation/(depreciation)	(36,111,244)	27,438,802
Net Increase/(Decrease) in Net Assets Resulting from Operations	(31,743,217)	41,728,342

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(4,401,059)	(718,013)
Class A	(913,115)	(119,340)
Class C	(2,483,588)	(439,224)
Class I	(14,277,811)	(2,461,061)
Class R	(1,815,477)	(291,941)
Net Decrease in Net Assets from Distributions	(23,891,050)	(4,029,579)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,022,008	911,265
Class A	2,831,090	1,284,789
Class C	135,214	77,972
Class I	8,276,457	7,576,741
Class R	310,647	465,230
Dividends reinvested
Investor Class	3,571,315	569,108
Class A	749,895	83,596
Class C	1,998,640	367,738
Class I	12,833,066	2,258,632
Class R	1,815,477	291,941
Shares redeemed, net of redemption fees
Investor Class	(5,006,596)	(2,882,725)
Class A	(585,501)	(919,915)
Class C	(3,158,729)	(2,330,963)
Class I	(20,286,450)	(20,380,620)
Class R	(1,141,432)	(1,236,068)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	3,365,101	(13,863,279)

Net increase/(decrease) in net assets	(52,269,166)	23,835,484

NET ASSETS
Beginning of year	112,202,044	88,366,560
End of year	$59,932,878	$112,202,044

See Notes to Financial Statements.

45 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(b)
Net asset value, beginning of period	$9.39	$6.47	$7.71	$6.79	$8.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.05	0.00 (d)	0.06	0.12	0.06
Net realized and unrealized gain/(loss)	(2.37)	3.22	(0.23)	1.09	(0.37)
Total from investment operations	(2.32)	3.22	(0.17)	1.21	(0.31)
DISTRIBUTIONS:
From net investment income	(1.25)	–	(0.60)	(0.06)	(0.70)
From net realized gains	(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	(1.98)	(0.30)	(1.07)	(0.29)	(0.95)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(4.30)	2.92	(1.24)	0.92	(1.26)
Net asset value, end of year	$5.09	$9.39	$6.47	$7.71	$6.79
TOTAL RETURN(e)	(30.83)%	51.18%	(3.20)%	18.77%	(4.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,256	$20,967	$15,580	$25,061	$35,775
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.46%	1.49%	1.47%	1.44%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.46%	1.49%	1.47%	1.44%	1.40%
Ratio of net investment income to average net assets(f)	0.81%	0.01%	0.86%	1.71%	0.86%
Portfolio turnover rate	27%	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Prior to December 1, 2017, Investor Class was known as Class A.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

46 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.35	$6.45	$7.67	$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05	0.00 (c)	0.04	0.20	0.01
Net realized and unrealized gain/(loss)	(2.36)	3.20	(0.20)	0.99	(0.45)
Total from investment operations	(2.31)	3.20	(0.16)	1.19	(0.44)

DISTRIBUTIONS:
From net investment income	(1.25)	–	(0.60)	(0.08)	–
From net realized gains	(0.73)	(0.30)	(0.47)	(0.23)	–
Total distributions	(1.98)	(0.30)	(1.07)	(0.31)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.01	–	–
Net increase/(decrease) in net asset value	(4.29)	2.90	(1.22)	0.88	(0.44)
Net asset value, end of year	$5.06	$9.35	$6.45	$7.67	$6.79
TOTAL RETURN(d)	(30.85)%	51.02%	(2.92)%	18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,710	$4,188	$2,544	$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.49%	1.47%	1.51%	1.48%	1.48	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.49%	1.47%	1.51%	1.48%	1.48	%(f)
Ratio of net investment income to average net assets(e)	0.88%	0.05%	0.62%	2.74%	0.37	%(f)
Portfolio turnover rate(g)	27%	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

47 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$8.59	$5.98	$7.25	$6.41	$7.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00 (c)	(0.06)	0.01	0.06	0.01
Net realized and unrealized gain/(loss)	(2.12)	2.97	(0.22)	1.03	(0.34)
Total from investment operations	(2.12)	2.91	(0.21)	1.09	(0.33)
DISTRIBUTIONS:
From net investment income	(1.24)	–	(0.59)	(0.02)	(0.67)
From net realized gains	(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	(1.97)	(0.30)	(1.06)	(0.25)	(0.92)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (c)	0.00 (c)	–
Net increase/(decrease) in net asset value	(4.09)	2.61	(1.27)	0.84	(1.25)
Net asset value, end of year	$4.50	$8.59	$5.98	$7.25	$6.41
TOTAL RETURN(d)	(31.48)%	50.14%	(4.01)%	17.83%	(4.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,507	$10,883	$9,061	$16,256	$18,847
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.23%	2.20%	2.22%	2.16%	2.12%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.23%	2.20%	2.22%	2.16%	2.12%
Ratio of net investment income/(loss) to average net assets(e)	0.03%	(0.73)%	0.12%	0.86%	0.15%
Portfolio turnover rate	27%	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

48 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$9.61	$6.61	$7.84	$6.92	$8.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.02	0.07	0.13	0.09
Net realized and unrealized gain/(loss)	(2.44)	3.28	(0.23)	1.10	(0.37)
Total from investment operations	(2.37)	3.30	(0.16)	1.23	(0.28)
DISTRIBUTIONS:
From net investment income	(1.26)	–	(0.60)	(0.08)	(0.73)
From net realized gains	(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	(1.99)	(0.30)	(1.07)	(0.31)	(0.98)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(4.36)	3.00	(1.23)	0.92	(1.26)
Net asset value, end of year	$5.25	$9.61	$6.61	$7.84	$6.92
TOTAL RETURN(d)	(30.69)%	51.31%	(2.93)%	18.98%	(3.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$36,321	$69,176	$55,950	$141,286	$174,034
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.22%	1.20%	1.22%	1.19%	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.22%	1.20%	1.22%	1.19%	1.15%
Ratio of net investment income to average net assets(e)	1.07%	0.29%	1.08%	1.80%	1.15%
Portfolio turnover rate	27%	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

49 | October 31, 2022

ALPS | Red Rocks Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$7.50	$5.23	$6.45	$5.75	$6.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03	(0.01)	0.03	0.09	0.04
Net realized and unrealized gain/(loss)	(1.77)	2.58	(0.18)	0.90	(0.30)
Total from investment operations	(1.74)	2.57	(0.15)	0.99	(0.26)
DISTRIBUTIONS:
From net investment income	(1.25)	–	(0.60)	(0.06)	(0.71)
From net realized gains	(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	(1.98)	(0.30)	(1.07)	(0.29)	(0.96)
Net increase/(decrease) in net asset value	(3.72)	2.27	(1.22)	0.70	(1.22)
Net asset value, end of year	$3.78	$7.50	$5.23	$6.45	$5.75
TOTAL RETURN(c)	(30.92)%	50.86%	(3.56)%	18.47%	(4.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,140	$6,987	$5,231	$5,782	$4,684
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.68%	1.65%	1.68%	1.61%	1.57%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.68%	1.65%	1.68%	1.61%	1.57%
Ratio of net investment income/(loss) to average net assets(d)	0.61%	(0.17)%	0.61%	1.51%	0.70%
Portfolio turnover rate	27%	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

50 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Management Commentary	October 31, 2022 (Unaudited)

Year in Review (November 2021 – October 2022):

The fiscal year from 11/01/2021 to 10/31/2022 presented many challenges for investment managers. Both broad equity markets and broad fixed income markets were correlated in a down market. This phenomenon was primarily due to high unexpected inflation and swift and significant action from the Federal Reserve. For comparison, year over year CPI in January 2021 was 1.4%; the same figure in January 2022 was 7.5%. While at the beginning of fiscal year, many market participants believed the elevated levels of inflation would be transitory, inflation has persisted at elevated levels for 19 consecutive months. The Fed Funds rate went from 8 basis points in February of 2022 to 308 basis points in October. As you would expect, 10-year treasury rates also increased substantially over the period. The war in Ukraine added to inflationary pressure and to market uncertainty. Cryptocurrency, which we see as a proxy for general market risk taking, has collapsed with many individual cryptos going to zero and/or exposed as frauds.

This market dynamic contributed to a poor absolute performance year for balanced portfolios in general. Portfolios with equity risk, particularly ones that leaned into growth names were punished. Moreover, long duration fixed income assets, which are generally viewed as a safe haven during equity downturns, also fared poorly.

Developed international equities and emerging international equities significantly underperformed US equities during this period. Emerging markets, specifically, were off over 30%. The US Dollar was strong in that it ended the period having appreciated by 17% against the Euro, 19% against the Pound, and 30% against the Yen. US Value stocks outperformed US Growth stocks by about 20%.

Outlook (as of October 31, 2022):

Shifting focus to the next twelve months, we believe that risk assets, namely broad stocks and commodities, will outperform in a volatile market environment. We also believe the ten-year treasury yield will stabilize and then slowly start to contract over the period. Overall, in our opinion equities, covered calls, and tactically, longer duration and lower credit quality fixed income instruments will likely be in favor.

In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. We favor growth, mega-cap stocks, specifically those that lean towards software and services, while also seeking to selectively invest in more cyclical, value stocks. We believe this approach allows our portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which we believe at the aggregate are over-valued.

Internationally, given continued inflation pressures and recession concerns, Riverfront reaffirms the following beliefs:

●	Expect High Volatility – Given the uncertainty surrounding inflation, recession risk, and the consumer, we expect volatility to remain high across the globe. Traditionally, defensive sectors and security selection that tends toward stocks with low volatility characteristics could provide positive relative performance.

●	Commodity Producers are likely to outperform – Commodity prices remain toward the top of the previous decade’s price range. Given their operating leverage and exposure to these prices, commodity producing countries and companies should be able to continue their outperformance if inflation remains high.

●	Interest rate differentials may provide hedging opportunities – As long as several global central banks lag the federal reserve, we believe there will be opportunities to hedge the currency exposure of international equities.

FUND LEVEL ATTRIBUTION

RiverFront Asset Allocation Growth and Income

The RiverFront Asset Allocation Growth and Income mutual fund posted NAV returns above the benchmark during the fiscal year. The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	Selection within US equities

●	Selection within broad fixed income

●	Selection within emerging market equities

Detractors:

●	Selection within developed international equities

●	Underweight allocation to broad fixed income

●	Overweight allocation to emerging market equities

Scott Hays, CFA

Senior Portfolio Manager

51 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Management Commentary	October 31, 2022 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

52 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-14.82%	1.77%	1.54%	5.11%	5.40%	0.89%	0.89%
Class A (NAV)	-14.76%	1.78%	1.55%	5.12%	5.41%	0.89%	0.89%
Class A (MOP)	-19.45%	-0.13%	0.41%	4.53%	4.92%
Class C (NAV)	-15.39%	1.03%	0.80%	4.33%	4.62%	1.64%	1.64%
Class C (CDSC)	-16.22%	1.03%	0.80%	4.33%	4.62%
Class I (NAV)	-14.60%	2.02%	1.79%	5.38%	5.67%	0.64%	0.64%
Morningstar Global Markets Index[1]	-20.29%	4.51%	4.91%	7.91%	7.82%
Bloomberg US Aggregate Bond Index[2]	-15.68%	-3.77%	-0.54%	0.74%	1.59%
60% Morningstar Global Markets Index / 40% Bloomberg US Aggregate Bond Index[1,2,3]	-18.25%	1.51%	3.04%	5.22%	5.56%
70% Morningstar Global Markets Index / 30% Bloomberg US Aggregate Bond[1,2,3]	-18.73%	2.31%	3.55%	5.92%	6.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or

53 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2022 (Unaudited)

through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	The 60% Morningstar Global Markets Index / 40% Bloomberg U.S. Aggregate Bond Index is replacing the 70% Morningstar Global Markets Index / 30% Bloomberg U.S. Aggregate Bond Index. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one year transition period.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	Please see the prospectus dated February 28, 2022 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	19.95%
iShares Core U.S. Aggregate Bond ETF	14.94%
First Trust RiverFront Dynamic Developed International ETF	13.33%
JPMorgan Equity Premium Income ETF	8.27%
iShares® Core S&P 500® ETF	8.21%
RiverFront Dynamic Core Income ETF	7.30%
RiverFront Dynamic US Flex-Cap ETF	5.94%
FTHI/First Trust Exchange-Traded Fund VI FirstTrust BuyWrite Income ETF	4.37%
Riverfront Strategic Income Fund	3.40%
First Trust RiverFront Dynamic Emerging Markets ETF	3.33%
Top Ten Holdings	89.04%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

54 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2022

		Value
	Shares	(Note 2)
EXCHANGE TRADED FUNDS (98.65%)
Debt (31.36%)
First Trust Senior Loan ETF	48,549	$2,171,597
iShares® Core U.S. Aggregate Bond ETF	140,343	13,318,550
iShares® Preferred & Income Securities ETF	24,974	761,957
iShares® 0-5 Year High Yield Corporate Bond ETF	52,947	2,162,885
RiverFront Dynamic Core Income ETF(a)	299,856	6,509,874
Riverfront Strategic Income Fund(a)	136,139	3,034,538
		27,959,401
Equity (67.29%)
First Trust RiverFront Dynamic Developed International ETF(a)	242,670	11,883,550
First Trust RiverFront Dynamic Emerging Markets ETF(a)	62,539	2,969,977
FTHI/First Trust Exchange-Traded Fund VI FirstTrust BuyWrite Income ETF	199,352	3,895,338
iShares® Genomics Immunology and Healthcare ETF	22,348	608,983
iShares® US Technology ETF	8,411	642,516
iShares® Core S&P® 500® ETF	18,879	7,321,087
iShares® MSCI Germany Index Fund	62,362	1,360,739
JPMorgan Equity Premium Income ETF	135,047	7,369,515
RiverFront Dynamic US Dividend Advantage ETF(a)	419,519	17,787,732
RiverFront Dynamic US Flex-Cap ETF(a)	130,684	5,294,793
WisdomTree® Europe Hedged Equity Fund	12,631	857,519
		59,991,749

TOTAL EXCHANGE TRADED FUNDS
(Cost $90,660,849)		87,951,150

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (1.42%)
Money Market Fund (1.42%)
State Street Institutional Treasury Plus Money Market Fund- Premier Class	3.020%	1,264,034	1,264,034

TOTAL MONEY MARKET FUND			1,264,034

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,264,034)			1,264,034
Value
(Note 2)
TOTAL INVESTMENTS (100.07%)
(Cost $91,924,883)	$89,215,184

Liabilities In Excess Of Other Assets (-0.07%)	(65,253)

NET ASSETS (100.00%)	$89,149,931

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

55 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Statement of Assets and Liabilities	October 31, 2022

RiverFront Asset Allocation Growth & Income
ASSETS
Investments, at value	$41,734,720
Investments in affiliates, at value	47,480,464
Dividends and interest receivable	4,545
Prepaid expenses and other assets	12,789
Total Assets	89,232,518
LIABILITIES
Payable for shares redeemed	27,811
Unitary administrative fees payable	37,634
Distribution and services fees payable	17,142
Total Liabilities	82,587
NET ASSETS	$89,149,931
NET ASSETS CONSIST OF
Paid-in capital	$89,237,463
Total distributable earnings/(accumulated losses)	(87,532)
NET ASSETS	$89,149,931
INVESTMENTS, AT COST	$46,803,378
INVESTMENTS IN AFFILIATES, AT COST	$45,121,505

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.00
Net Assets	$9,268,664
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	772,130
Class A:
Net Asset Value, offering and redemption price per share	$11.99
Net Assets	$18,793,781
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,567,527
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.69
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.57
Net Assets	$13,432,018
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,161,363
Class I:
Net Asset Value, offering and redemption price per share	$11.96
Net Assets	$47,655,468
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,984,408

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

56 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Statement of Operations	For the Year Ended October 31, 2022

RiverFront Asset Allocation Growth & Income
INVESTMENT INCOME
Dividends	$1,239,688
Dividends from affiliated securities	1,985,695
Other income	116
Total Investment Income	3,225,499

EXPENSES
Unitary administrative fees	244,007
Distribution and service fees
Investor Class	24,447
Class A	39,686
Class C	162,891
Total Expenses	471,031
Net Expenses	471,031
Net Investment Income	2,754,468
Net realized loss on investments	(1,855,908)
Net realized gain on investments - affiliated securities	12,503,462
Net realized gain	10,647,554
Net change in unrealized depreciation on investments	(5,068,658)
Net change in unrealized depreciation on investments - affiliated securities	(24,460,302)
Net change in unrealized depreciation	(29,528,960)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(18,881,406)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,126,938)

See Notes to Financial Statements.

57 | October 31, 2022

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$2,754,468	$658,095
Net realized gain	10,647,554	2,069,528
Net change in unrealized appreciation/(depreciation)	(29,528,960)	10,328,520
Net Increase/(Decrease) in Net Assets Resulting from Operations	(16,126,938)	13,056,143
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(242,774)	(72,153)
Class A	(414,994)	(57,142)
Class C	(298,284)	(64,156)
Class I	(1,462,305)	(464,644)
Dividends to shareholders from tax return of capital
Investor Class	–	(5,188)
Class A	–	(6,322)
Class C	–	(5,710)
Class I	–	(41,353)
Net Decrease in Net Assets from Distributions	(2,418,357)	(716,668)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	20,378	65,799
Class A	5,636,445	1,777,632
Class C	651,120	548,945
Class I	6,549,965	4,128,228
Dividends reinvested
Investor Class	238,111	74,189
Class A	410,017	62,714
Class C	287,621	69,066
Class I	1,425,826	498,442
Shares redeemed
Investor Class	(2,770,082)	(1,441,166)
Class A	(2,866,815)	(1,241,333)
Class C	(7,994,232)	(5,788,861)
Class I	(28,480,269)	(6,339,619)
Acquisition (Note 10)
Investor Class	6,729,577	–
Class A	12,590,186	–
Class C	12,592,263	–
Class I	38,460,379	–
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	43,480,490	(7,585,964)
Net increase in net assets	24,935,195	4,753,511
NET ASSETS
Beginning of year	64,214,736	59,461,225
End of year	$89,149,931	$64,214,736

See Notes to Financial Statements.

58 | October 31, 2022

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)
Net asset value, beginning of period	$14.45	$11.84	$12.02	$13.37	$14.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.37	0.14	0.18	0.23	0.25
Net realized and unrealized gain/(loss)	(2.49)	2.62	(0.16)	0.41	(0.80)
Total from investment operations	(2.12)	2.76	0.02	0.64	(0.55)
DISTRIBUTIONS:
From net investment income	(0.33)	(0.14)	(0.20)	(0.21)	(0.24)
From net realized gains	–	–	–	(1.78)	(0.32)
Tax return of capital	–	(0.01)	–	–	–
Total distributions	(0.33)	(0.15)	(0.20)	(1.99)	(0.56)
Net increase/(decrease) in net asset value	(2.45)	2.61	(0.18)	(1.35)	(1.11)
Net asset value, end of year	$12.00	$14.45	$11.84	$12.02	$13.37
TOTAL RETURN(d)	(14.82)%	23.40%	0.27%	6.71%	(4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,269	$6,921	$6,802	$8,864	$9,062
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.74	%(e)
Ratio of net investment income to average net assets	2.84%	1.04%	1.57%	1.91%	1.70%
Portfolio turnover rate	127%	13%	33%	62%	224%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

See Notes to Financial Statements.

59 | October 31, 2022

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.43	$11.83	$12.01	$13.36	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.14	0.18	0.25	0.15
Net realized and unrealized gain/(loss)	(2.48)	2.61	(0.16)	0.39	(1.34)
Total from investment operations	(2.11)	2.75	0.02	0.64	(1.19)

DISTRIBUTIONS:
From net investment income	(0.33)	(0.14)	(0.20)	(0.21)	(0.15)
From net realized gains	–	–	–	(1.78)	–
From tax return of capital	–	(0.01)	–	–	–
Total distributions	(0.33)	(0.15)	(0.20)	(1.99)	(0.15)

Net increase/(decrease) in net asset value	(2.44)	2.60	(0.18)	(1.35)	(1.34)
Net asset value, end of year	$11.99	$14.43	$11.83	$12.01	$13.36
TOTAL RETURN(b)	(14.76)%	23.34%	0.28%	6.78%	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,794	$6,139	$4,489	$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	2.89%	1.05%	1.52%	2.13%	2.65	%(c)
Portfolio turnover rate(d)	127%	13%	33%	62%	224%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60 | October 31, 2022

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
Net asset value, beginning of period	$13.94	$11.45	$11.65	$13.03	$14.16
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.26	0.04	0.09	0.13	0.14
Net realized and unrealized gain/(loss)	(2.39)	2.52	(0.15)	0.40	(0.78)
Total from investment operations	(2.13)	2.56	(0.06)	0.53	(0.64)
DISTRIBUTIONS:
From net investment income	(0.24)	(0.06)	(0.14)	(0.13)	(0.17)
From net realized gains	–	–	–	(1.78)	(0.32)
Tax return of capital	–	(0.01)	–	–	–
Total distributions	(0.24)	(0.07)	(0.14)	(1.91)	(0.49)
Net increase/(decrease) in net asset value	(2.37)	2.49	(0.20)	(1.38)	(1.13)
Net asset value, end of year	$11.57	$13.94	$11.45	$11.65	$13.03
TOTAL RETURN(c)	(15.39)%	22.44%	(0.44)%	5.91%	(4.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,432	$11,049	$13,642	$19,798	$23,111
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.57%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.47	%(d)
Ratio of net investment income to average net assets	2.03%	0.29%	0.82%	1.15%	1.01%
Portfolio turnover rate	127%	13%	33%	62%	224%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

See Notes to Financial Statements.

61 | October 31, 2022

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the years indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
Net asset value, beginning of period	$14.40	$11.79	$11.97	$13.31	$14.42
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.40	0.18	0.22	0.26	0.29
Net realized and unrealized gain/(loss)	(2.48)	2.61	(0.18)	0.41	(0.82)
Total from investment operations	(2.08)	2.79	0.04	0.67	(0.53)
DISTRIBUTIONS:
From net investment income	(0.36)	(0.16)	(0.22)	(0.23)	(0.26)
From net realized gains	–	–	–	(1.78)	(0.32)
Tax return of capital	–	(0.02)	–	–	–
Total distributions	(0.36)	(0.18)	(0.22)	(2.01)	(0.58)
Net increase/(decrease) in net asset value	(2.44)	2.61	(0.18)	(1.34)	(1.11)
Net asset value, end of year	$11.96	$14.40	$11.79	$11.97	$13.31
TOTAL RETURN(c)	(14.60)%	23.79%	0.46%	7.07%	(3.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$47,655	$40,106	$34,529	$49,610	$51,749
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.25%	0.25%	0.53%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.25%	0.25%	0.44	%(d)
Ratio of net investment income to average net assets	3.06%	1.29%	1.83%	2.17%	2.04%
Portfolio turnover rate	127%	13%	33%	62%	224%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

See Notes to Financial Statements.

62 | October 31, 2022

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 4 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund (formally ALPS | Kotak India Growth Fund), ALPS | Red Rocks Global Opportunity Fund, and RiverFront Asset Allocation Growth & Income (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India ESG Fund’s investment goal is long-term capital appreciation. The ALPS | Red Rocks Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). All intercompany transactions have been eliminated upon consolidation. The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2022, net assets of the CoreCommodity Fund were $1,747,040,904 of which $345,597,436 or 19.78%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies”.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the "Board" or "Trustees"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

63 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India ESG Fund and ALPS | Red Rocks Global Opportunity Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Funds' portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. (the “Adviser”) to serve as the valuation designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$363,986,648	$–	$1,157	$363,987,805
Master Limited Partnerships(a)	533,042	–	–	533,042
Government Bonds	–	1,167,673,480	–	1,167,673,480
Total	$364,519,690	$1,167,673,480	$1,157	$1,532,194,327
Other Financial Instruments
Assets
Futures Contracts	$33,192,640	$–	$–	$33,192,640
Total Return Swap Contracts	–	98	–	98
Liabilities
Futures Contracts	$(8,597,559)	$–	$–	$(8,597,559)
Total	$24,595,081	$98	$–	$24,595,179

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India ESG Fund
Common Stocks
Communication Services	$–	$14,527,040	$–	$14,527,040
Consumer Discretionary	–	37,290,451	–	37,290,451
Consumer Staples	–	17,715,050	–	17,715,050
Energy	–	27,544,853	–	27,544,853
Financials	18,192,769	94,914,903	–	113,107,672
Health Care	–	29,573,189	–	29,573,189
Industrials	–	23,963,598	–	23,963,598
Information Technology	11,066,414	37,291,805	–	48,358,219
Materials	–	27,395,577	–	27,395,577
Real Estate	–	7,886,657	–	7,886,657
Total	$29,259,183	$318,103,123	$–	$347,362,306

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Global Opportunity Fund
Closed-End Funds	$2,966,574	$8,897,349	$–	$11,863,923
Common Stocks
Communications	637,447	–	–	637,447
Consumer Discretionary	–	995,356	–	995,356
Consumer Staples	1,639,905	–	–	1,639,905
Financials	22,171,014	10,294,406	–	32,465,420
Health Care	4,333,637	–	–	4,333,637
Industrials	1,012,500	–	–	1,012,500
Technology	2,306,555	–	–	2,306,555
Business Development Companies	937,730	–	–	937,730
Preferred Stock	2,063,210	–	–	2,063,210
Short-Term Investments	1,752,786	–	–	1,752,786
Total	$39,821,358	$20,187,111	$–	$60,008,469
Other Financial Instruments Liabilities:
Forward Contracts	–	$(59,164)	–	$(59,164)
Total	$–	$(59,164)	$–	$(59,164)

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$87,951,150	$–	$–	$87,951,150
Short-Term Investments	1,264,034	–	–	1,264,034
Total	$89,215,184	$–	$–	$89,215,184

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Consolidated Statement of Investments.

The Funds, except for the ALPS CoreCommodity Management CompleteCommodities® Strategy, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended October 31, 2022. As of October 31, 2022, ALPS CoreCommodity Management CompleteCommodities® Strategy held securities classified as Level 3 in the fair value hierarchy valued at $1,157, which represents less than 0.005% of net assets.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations or Consolidated Statement of Operation. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Distributions to Shareholders: Each Fund, except RiverFront Asset Allocation Growth & Income, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains, if any. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940

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Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations or Consolidated Statement of Operations.

Cash Management Transactions: ALPS/ Kotak India ESG Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2022, the ALPS/ Kotak India ESG Fund had $9,427,059 cash balance participating in the BBH CMS. As of October 31, 2022, the ALPS/ Kotak India ESG Fund did not have any foreign cash balances participating in the BBH CMS.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during

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interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Libor Risk: Holding of certain of the Funds’ underlying investments may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy continued reopening in 2022 and robust economic activity has supported a continued recovery, certain geographies, most notably China, have experienced setbacks. The pandemic and the responses thereto have caused various disruptions to the global supply chain, affecting wide swaths of manufacturing, automotive and consumer goods, among other sectors. While the health and economic outlook may improve in the short-term in some markets, such improvements may be uncertain and short-lived due to the rise of potential new variants and increased cases and hospitalizations, as well as potential increased restrictions in the response thereto. Further, the negative economic consequences, including to the global supply chain, caused by the pandemic may be prolonged and take years to resolve, if ever. Issuers that operate in the hospitality, healthcare, travel and entertainment industries may continue to face adverse market conditions due to future restrictions, which could result in adverse performance and potentially bankruptcy. Further, the

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disruptions caused by the pandemic have contributed to the global and U.S. rise in inflation, which may further increase in the future. Changes in the nature of the pandemic, including any increases in virality and/or lethality, may have negative consequences for the Funds, its service providers and issuers. The uncertainty triggered by the pandemic is likely to continue and may have effects on the overall market and the Funds’ performance.

Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments or Consolidated Statement of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

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Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations or Consolidated Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2022 are disclosed after the Statement of Investments or Consolidated Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2022 was $1,022,475,657. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund held swap positions as of October 31, 2022.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract

70 | October 31, 2022

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October 31, 2022

or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2022 was $533,426,648 for long futures and $337,650,199 for short futures. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund invested in futures contracts as of October 31, 2022.

Forward Foreign Currency Contracts: Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The average value of forward foreign currency contracts held in the ALPS | Red Rocks Global Opportunity Fund for the fiscal year ended October 31, 2022 was $506,895. Only the ALPS | Red Rocks Global Opportunity Fund invested in forward foreign currency contracts as of October 31, 2022.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations or Consolidated Statement of Operations. As of October 31, 2022, the Funds were not invested in option contracts.

71 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the fiscal year ended October 31, 2022:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$33,192,640	Unrealized depreciation on futures contracts(b)	$(8,597,559)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	98	Unrealized depreciation on total return swap contracts	–
Total		$33,192,738		$(8,597,559)
ALPS | Red Rocks Global Opportunity Fund
Foreign Exchange Rate Contracts (Foreign Forward Currency Contracts)	Unrealized appreciation on Foreign Forward currency contracts	$–	Unrealized depreciation on Foreign Forward currency contracts	$(59,164)
Total		–		$(59,164)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the Statements of Assets and Liabilities

(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivatives instruments on the Statements of Operations for the fiscal year ended October 31, 2022:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Net realized loss on futures contracts/ Net change in unrealized appreciation on futures contracts	$(17,381,931)	$26,517,365
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	88,315,661	363
Total		$70,933,730	$26,517,728

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | Red Rocks Global Opportunity Fund
Commodity Contracts (Forward Contracts)	Net realized gain on forward foreign currency contracts/Net change in unrealized depreciation on forward foreign currency contracts	$64,589	(59,164)
Total		$64,589	(59,164)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the Statement of Operations.

72 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2022:

Offsetting of Derivatives Asset

October 31, 2022

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$98	$–	$98	$–	$–	$98
Total	$98	$–	$98	$–	$–	$98

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$221,283,857	$–
ALPS | Kotak India ESG Fund	12,591,343	7,883,495
ALPS | Red Rocks Global Opportunity Fund	17,383,815	6,507,235
RiverFront Asset Allocation Growth & Income	2,418,357	–

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,931,352	$–	$–
ALPS | Kotak India ESG Fund	–	–	–
ALPS | Red Rocks Global Opportunity Fund	–	4,029,579	–
RiverFront Asset Allocation Growth & Income	658,095	–	58,573

73 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Components of Distributable Earnings on a Tax Basis: At October 31, 2022, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related controlled foreign corporations, the net operating losses, merger adjustments and non-deductible expenses.

For the fiscal year ended October 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(26,518,457)	$26,518,457
ALPS | Kotak India ESG Fund	(7,078,958)	7,078,958
ALPS | Red Rocks Global Opportunity Fund	(8,560,166)	8,560,166
RiverFront Asset Allocation Growth & Income	3,099,611	(3,099,611)

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences		Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$108,681,149	$(33,927,454)	$–		$51,084,466	$125,838,161
ALPS | Kotak India ESG Fund	–	5,471,901	(341,811	)*	31,004,912	36,135,002
ALPS | Red Rocks Global Opportunity Fund	–	14,823	–		(942,827)	(928,004)
RiverFront Asset Allocation Growth & Income	338,316	3,244,817	–		(3,670,665)	(87,532)

*	Late Year Ordinary Losses: Under current law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of October 31, 2022, ALPS | Kotak India ESG Fund elected to defer $(341,811) of such losses.

Capital loss carryovers used during the year ended October 31, 2022 for ALPS | CoreCommodity Management CompleteCommodities Strategy Fund and RiverFront Asset Allocation Growth & Income, were $22,199,132 and $4,639,871, respectively.

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2022 the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$13,489,320	$20,438,134

At the time of the merger, RiverFront Asset Allocation Aggressive Fund had $2,347,616 of losses that are subject to Section §382 limitations. The RiverFront Asset Allocation Growth & Income Fund fully utilized all losses from the merger. No losses are being carryforward to future years.

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2022, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,250,753,864	$(1,199,663,706)	$(5,692)	$51,084,466	$1,505,699,347
ALPS | Kotak India ESG Fund	63,605,710	(31,815,520)*	(785,278)	31,004,912	306,993,496
ALPS | Red Rocks Global Opportunity Fund	5,440,440	(6,349,037)	(34,230)	(942,827)	60,917,066
RiverFront Asset Allocation Growth & Income	4,498,680	(8,262,213)	92,868	(3,670,665)	93,001,970

*	Net of foreign capital gains tax accrual of $8,578,620

74 | October 31, 2022

Notes to Financial Statements

October 31, 2022

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the fiscal year ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$409,990,250	$415,701,706
ALPS | Kotak India ESG Fund	67,836,365	66,349,407
ALPS | Red Rocks Global Opportunity Fund	21,863,617	39,539,792
RiverFront Asset Allocation Growth & Income	150,539,940	120,105,587

Purchases and sales of U.S. Government Obligations, excluding short-term securities during the fiscal year ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$130,304,688	$400,435,998

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 30 days of purchase for ALPS | Kotak India ESG Fund may incur a 2% short-term redemption fee deducted from the redemption amount.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge.

For the fiscal year ended October 31, 2022, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$–	$4,276
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	–	3,899
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	–	3,215
ALPS | Kotak India ESG Fund - Investor Class	752	90
ALPS | Kotak India ESG Fund - Class A	–	–
ALPS | Kotak India ESG Fund - Class I	797	924
ALPS | Red Rocks Global Opportunity Fund - Investor Class	–	170
ALPS | Red Rocks Global Opportunity Fund - Class A	–	21
ALPS | Red Rocks Global Opportunity Fund - Class I	–	49

75 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	4,705,184	4,497,779
Dividends reinvested	1,989,014	24,142
Shares redeemed	(5,500,570)	(3,219,508)
Net increase in shares outstanding	1,193,628	1,302,413
Class A
Shares sold	1,235,120	692,899
Dividends reinvested	117,775	351
Shares redeemed	(209,539)	(127,691)
Net increase in shares outstanding	1,143,356	565,559
Class C
Shares sold	2,350,237	1,306,524
Dividends reinvested	207,281	689
Shares redeemed	(530,046)	(175,391)
Net increase in shares outstanding	2,027,472	1,131,822
Class I
Shares sold	126,922,726	68,562,911
Dividends reinvested	18,932,794	221,924
Shares redeemed	(78,421,798)	(20,567,458)
Net increase in shares outstanding	67,433,722	48,217,377

76 | October 31, 2022

Notes to Financial Statements

October 31, 2022

	ALPS | Kotak India ESG Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	75,932	63,673
Dividends reinvested	10,090	–
Shares redeemed	(54,831)	(73,427)
Net increase/(decrease) in shares outstanding	31,191	(9,754)
Class A
Shares sold	18,193	64,783
Dividends reinvested	2,238	–
Shares redeemed	(7,553)	(30,913)
Net increase in shares outstanding	12,878	33,870
Class C
Shares sold	767	1,363
Dividends reinvested	5,515	–
Shares redeemed	(25,379)	(68,076)
Net decrease in shares outstanding	(19,097)	(66,713)
Class I
Shares sold	249,038	282,712
Dividends reinvested	43,484	–
Shares redeemed	(167,032)	(1,128,704)
Net increase/(decrease) in shares outstanding	125,490	(845,992)
Class II
Shares sold	–	8,906,165
Dividends reinvested	1,057,027	–
Net increase in shares outstanding	1,057,027	8,906,165

77 | October 31, 2022

Notes to Financial Statements

October 31, 2022

	ALPS | Red Rocks Global Opportunity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	154,271	117,250
Dividends reinvested	498,091	78,824
Shares redeemed	(870,220)	(368,930)
Net decrease in shares outstanding	(217,858)	(172,856)
Class A
Shares sold	469,037	154,377
Dividends reinvested	105,175	11,627
Shares redeemed	(90,819)	(112,441)
Net increase in shares outstanding	483,393	53,563
Class C
Shares sold	21,208	10,415
Dividends reinvested	312,287	55,299
Shares redeemed	(600,094)	(312,234)
Net decrease in shares outstanding	(266,599)	(246,520)
Class I
Shares sold	1,295,966	911,179
Dividends reinvested	1,736,545	306,048
Shares redeemed	(3,311,639)	(2,490,837)
Net decrease in shares outstanding	(279,128)	(1,273,610)
Class R
Shares sold	69,028	69,257
Dividends reinvested	339,977	50,509
Shares redeemed	(244,082)	(187,716)
Net increase/(decrease) in shares outstanding	164,923	(67,950)

78 | October 31, 2022

Notes to Financial Statements

October 31, 2022

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	1,433	4,868
Dividends reinvested	18,511	5,415
Shares redeemed	(204,822)	(105,864)
Acquisition (Note 10)	478,017	–
Net increase/(decrease) in shares outstanding	293,139	(95,581)
Class A
Shares sold	430,952	131,569
Dividends reinvested	32,350	4,570
Shares redeemed	(216,376)	(90,345)
Acquisition (Note 10)	895,264	–
Net increase in shares outstanding	1,142,190	45,794
Class C
Shares sold	50,107	41,292
Dividends reinvested	23,041	5,251
Shares redeemed	(632,037)	(445,845)
Acquisition (Note 10)	927,668	–
Net increase/(decrease) in shares outstanding	368,779	(399,302)
Class I
Shares sold	470,646	298,873
Dividends reinvested	110,769	36,431
Shares redeemed	(2,124,553)	(477,178)
Acquisition (Note 10)	2,741,648	–
Net increase/(decrease) in shares outstanding	1,198,510	(141,874)

79 | October 31, 2022

Notes to Financial Statements

October 31, 2022

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the year ended October 31, 2022 were as follows:

RiverFront Asset Allocation Growth & Income	Market Value as of October 31, 2021	Purchases	Sales	Market Value as of October 31, 2022*	Share Balance as of October 31, 2022	Dividends	Change in Unrealized Gain (Loss)*	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$14,918,870	$18,977,204	$(26,218,863)	$6,509,874	299,856	$323,313	$(1,621,124)	$74,242
Riverfront Strategic Income Fund	2,096,048	2,816,785	(1,614,186)	3,034,538	136,139	70,475	(211,599)	(44,439)
First Trust RiverFront Dynamic Developed International ETF	14,309,799	10,247,483	(7,933,404)	11,883,550	242,670	744,615	(6,019,050)	50,511
First Trust RiverFront Dynamic Emerging Markets ETF	4,188,973	2,576,347	(2,809,124)	2,969,977	62,539	194,557	(1,562,927)	219,745
RiverFront Dynamic US Dividend Advantage ETF	20,189,676	18,554,942	(27,204,724)	17,787,732	419,519	598,480	(9,021,928)	7,220,809
RiverFront Dynamic US Flex-Cap ETF	7,565,220	13,540,440	(18,005,912)	5,294,793	130,684	54,255	(5,670,683)	4,982,594
	$63,268,586	$66,713,201	$(83,786,213)	$47,480,464		$1,985,695	$(24,107,311)	$12,503,462

*	Affiliate unrealized gain (loss) at merger for Asset Allocation Aggressive and Asset Allocation Moderate was $13,241,730.

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India ESG Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS | Red Rocks Global Opportunity Fund	Red Rocks Capital, LLC(a)
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC is a subsidiary of ALPS Advisors, Inc.

80 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India ESG Fund	0.65%
ALPS | Red Rocks Global Opportunity Fund	0.85%

Pursuant to the Administrative Services Agreement, the RiverFront Asset Allocation Growth & Income pays an annual unitary administrative fee which is based on the Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Fund's contractual unitary administrative fee rate (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Growth & Income	0.25%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on the Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India ESG Fund	All Asset Levels	0.56%
ALPS | Red Rocks Global Opportunity Fund	All Asset Levels	0.57%

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India ESG Fund

AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Global Opportunity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

81 | October 31, 2022

Notes to Financial Statements

October 31, 2022

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the Fiscal year ended October 31, 2022 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India ESG Fund	1.00%	1.00%	1.00%	1.00%	0.75%	N/A
ALPS | Red Rocks Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

AAI and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund, and ALPS | Red Rocks Global Opportunity Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees were waived or expenses were deferred, as calculated on a monthly basis. As of the fiscal year ended October 31, 2022, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/23	Expires 10/31/24	Expires 10/31/25		Total
ALPS | Kotak India ESG Fund - Investor Class	$12,723	$75	$	N/A	$12,797
ALPS | Kotak India ESG Fund - Class A	N/A	N/A		N/A	N/A
ALPS | Kotak India ESG Fund - Class C	5,803	67		N/A	5,870
ALPS | Kotak India ESG Fund - Class I	60,338	641		N/A	60,979
ALPS | Kotak India ESG Fund - Class II	411,967	465,777		441,782	1,319,526

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2022, this amount equaled $2,936,151 and is disclosed in the Consolidated Statement of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | Kotak India ESG Fund recouped $24,602 of expenses during the year ended October 31, 2022.

RiverFront Asset Allocation Growth & Income does not pay a management fee or contractually limit the amount of it's total annual expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India ESG Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $19,278 during the year ended October 31, 2022.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Global Opportunity Fund only) and shares. The Plans allows a Fund to use Investor Class, Class A, Class C, and Class R assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, and Class R shares and/or the provision of shareholder services to Investor Class, Class A, Class C and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, and Class R shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

82 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2022 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2022 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations or Consolidated Statement of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations or Consolidated Statement of Operations, if applicable to the Funds.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the fiscal year ended October 31, 2022 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended October 31, 2022, are disclosed in the Statements of Operations.

83 | October 31, 2022

Notes to Financial Statements

October 31, 2022

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations or Consolidated Statement of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATION

At a regular meeting of the Board of Trustees held on September 29, 2021, the Trustees of RiverFront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate (the “Acquired Funds”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Funds into the RiverFront Asset Allocation Growth & Income (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Funds.

The purpose of the Reorganization was to combine three funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization on January 24, 2022, and pursuant to the terms of the Plan, shareholders of the Acquired Funds became shareholders of the Acquiring Fund and received their respective class shares. Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The Acquired Fund's securities were recorded at fair value, however, the cost basis of the investments received from the Aggressive Fund and Moderate Fund were carried forward to align ongoing reporting of the Growth & Income Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

As of the close of business on January 21, 2022, assets of the Acquired Funds were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. On the Reorganization date, the Acquiring Fund and the Acquired Funds reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	4,423,781	$61,761,680	Aggressive Fund	1,704,592	$24,687,921

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	4,423,781	$61,761,680	Moderate Fund	3,908,462	$45,690,615

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Aggressive Fund	$24,684,519	$6,067,004

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Moderate Fund	$45,660,335	$7,174,726

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Growth & Income Fund was $132,134,117

As a result of the Reorganization, 5,042,597 Shares were issued in the Riverfront Asset Allocation Growth & Income.

84 | October 31, 2022

Notes to Financial Statements

October 31, 2022

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On December 3, 2022, Red Rocks Capital, LLC, the investment sub-adviser to the ALPS | Red Rocks Global Opportunity Fund, agreed to be acquired by ALPS Advisors, Inc., the investment adviser to the Fund. The Adviser and Sub-Adviser expect the closing of the transaction, which is subject to certain conditions, to occur on January 3, 2023. Under the terms of the investment advisory agreement, ALPS Advisors, Inc., will no longer employ a sub-adviser and will assume day-to-day responsibilities of the investment and reinvestment of Fund assets as contemplated therein. Effective January 24, 2023, ALPS | Red Rocks Global Opportunity Fund's name will change to ALPS Global Opportunity Fund.

85 | October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, and the statements of assets and liabilities, including the statements of investments, of ALPS | Kotak India ESG Fund (formerly ALPS | Kotak India Growth Fund), ALPS | Red Rocks Global Opportunity Fund, and RiverFront Asset Allocation Growth & Income Fund (the “Funds”), each a series of Financial Investors Trust, as of October 31, 2022, and the related consolidated statements of operations and changes in net assets, the related notes, and the consolidated financial highlights for the year then ended, of ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended, of ALPS | Kotak India ESG Fund (formerly ALPS | Kotak India Growth Fund), ALPS | Red Rocks Global Opportunity Fund, and RiverFront Asset Allocation Growth & Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended October 31, 2021, and prior, were audited by other auditors whose report dated December 30, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 4, 2023

86 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS (UNAUDITED)

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|Core Commodity Management Complete Commodities® Strategy Fund	3.11%	0.91%
ALPS|Kotak India ESG Fund	13.28%	0.00%
ALPS|Red Rocks Global Opportunity Fund	2.46%	1.31%
RiverFront Asset Allocation Growth & Income Fund	100%	63.55%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Core Commodity Management Complete Commodities® Strategy Fund	$-
ALPS|Kotak India ESG Fund	$7,883,562
ALPS|Red Rocks Global Opportunity Fund	$6,474,582
RiverFront Asset Allocation Growth & Income Fund	$0

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

In anticipation of and as part of the process to consider the renewal of the investment advisory agreement with AAI with respect to each Fund and the sub-advisory agreements with each Sub-Adviser with respect to the applicable Fund (the “Advisory Agreements”), legal counsel to the Independent Trustees requested certain information from AAI and each Sub-Adviser. In response to these requests, the Trustees received reports from AAI and each Sub-Adviser that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, on June 14 - 15, 2022 the Board met with representatives of AAI and each Sub-Adviser and discussed the services the firms provided pursuant to the agreements, as well as the information they provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the agreements.

In approving AAI as the Funds’ investment adviser and each Sub-Adviser as the relevant Fund’s sub-adviser, and the fees to be charged under the Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

87 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

Red Rocks Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Red Rocks, the Trustees, including the Independent Trustees, considered the following factors with respect to the Red Rocks Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Red Rocks Fund, to AAI, of 0.85% of the Red Rocks Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Red Rocks Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Red Rocks of 2/3 of the contractual annual advisory fee paid by the Trust to AAI, in light of the extent and quality of the advisory services provided by Red Rocks to the Red Rocks Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Red Rocks Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for the Red Rocks Fund was lower than the Data Provider peer group median rate for each class of the Fund, except for Class R, which was higher than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.47%, 2.20%, 1.20%, 1.49%, and 1.65% for the Class A, Class C, Class I, Investor Class, and Class R shares, respectively, of the Red Rocks Fund. The Trustees noted that the total net expense ratio for Class A of the Red Rocks Fund was lower than the Data Provider peer group median ratio; the total net expense ratio for Class C and Class I were equal to the Data Provider peer group median ratio; and the total net expense ratio for Class R and Investor Class were higher than the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Red Rocks Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Red Rocks in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Red Rocks’ investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Red Rocks and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Red Rocks Fund.

The Trustees considered the background and experience of AAI’s and Red Rocks’ management in connection with the Red Rocks Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Red Rocks Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Red Rocks’ Codes of Ethics.

Performance: The Trustees reviewed performance information for the Red Rocks Fund, which included a comparison of the Red Rocks Fund’s performance to the performance of a peer group selected by the Data Provider for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable. The Trustees noted that for the three-month period, each class of the Fund underperformed the peer group median, except for Class R, which outperformed the peer group median; each class of the Fund outperformed the Data Provider peer group median for the one-year, three-year, five-year, and ten-year periods, as applicable; and Class A, Class C, and Class I outperformed the peer group median for the since inception period, and Investor Class and Class R underperformed the peer group median for the since inception period. The Trustees also considered Red Rocks’ investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Red Rocks and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the Red Rocks Fund.

Profitability: The Trustees received and considered a combined profitability analysis prepared by AAI for AAI and Red Rocks based on the fees payable under the Investment Advisory Agreement with AAI and the Sub-Advisory Agreement with Red Rocks, with respect to the Red Rocks Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Red Rocks Fund will be passed along to the shareholders under the agreements.

88 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Red Rocks from their relationship with the Red Rocks Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for the Red Rocks Fund was lower than the Data Provider peer group median rate for each class of the Red Rocks Fund, except for Class R, which was higher than the Data provider peer group median rate;

●	Red Rocks’ fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio for Class A of the Red Rocks Fund was lower than the Data Provider peer group median ratio; the total net expense ratio for Class C and Class I were equal to the Data Provider peer group median ratio; and the total net expense ratio for Class R and Investor Class were higher than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Red Rocks under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Red Rocks Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable, the Trustees noted that for the three-month period, each class of the Fund underperformed the peer group median, except for Class R, which outperformed the peer group median; each class of the Fund outperformed the Data Provider peer group median for the one-year, three-year, five-year, and ten-year periods, as applicable; and Class A, Class C, and Class I outperformed the peer group median for the since inception period, and Investor Class and Class R underperformed the peer group median for the since inception period;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and Red Rocks’ other clients employing a comparable strategy to the Red Rocks Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Red Rocks Fund;

●	the profit, if any, realized by AAI and Red Rocks in connection with the operation of the Red Rocks Fund is not unreasonable to the Red Rocks Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and Red Rocks in connection with their relationship with the Red Rocks Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Red Rocks’ compensation for investment advisory and sub-advisory services is consistent with the best interests of the Red Rocks Fund and its shareholders.

CoreCommodity Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity, the Trustees, including the Independent Trustees, considered the following factors with respect to the CoreCommodity Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the CoreCommodity Fund, to AAI, of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for each class of the CoreCommodity Fund was higher than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.32%, 2.00%, 1.09%, and 1.37% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the CoreCommodity Fund. The Trustees noted that the total net expense ratio of each class of the CoreCommodity Fund was higher than the Data Provider peer group median ratio.

89 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the CoreCommodity Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and CoreCommodity’s investment advisory personnel, their history as asset managers, and their performance and the amount of assets currently under management by AAI and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of AAI’s and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and CoreCommodity’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund, which included a comparison of the CoreCommodity Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable. The Trustees noted that each class of the CoreCommodity Fund outperformed the peer group median performance for the three-month, three-year, five-year, ten-year and since inception periods, as applicable, but underperformed the peer group median for the one-year period. The Trustees also considered CoreCommodity’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and CoreCommodity based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund, respectively. The Trustees considered the profits, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for each class of the CoreCommodity Fund was higher than the Data Provider peer group median rate;

●	CoreCommodity’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the CoreCommodity Fund was higher than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and CoreCommodity under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable, each class of the CoreCommodity Fund outperformed the Data Provider peer group median for the three-month, three-year, five-year, ten-year, and since inception periods, as applicable, and underperformed the Data Provider peer group median for the one-year period;

90 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the CoreCommodity Fund;

●	the profit, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and CoreCommodity’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

The Trustees applied the same analysis to the advisory arrangements between AAI, CoreCommodity, and the wholly owned Cayman Island subsidiary of the CoreCommodity Fund.

RiverFront Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Fund:

Investment Advisory and Sub-Advisory Fee Rates: There are no investment advisory or sub-advisory fees paid with respect to the RiverFront Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

Total Net Expense Ratios: The Trustees reviewed and considered the total net expense ratios of the Class A, Class C, Class I, and Investor Class shares of the RiverFront Fund. The Trustees noted that the total net expense ratio for each class of the RiverFront Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the RiverFront Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and RiverFront in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the RiverFront Fund.

The Trustees considered the background and experience of AAI’s and RiverFront’s management in connection with the RiverFront Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and RiverFront’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Fund, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable. The Trustees noted that each class of the RiverFront Fund outperformed the Data Provider peer group median for the three-month and one-year periods, and underperformed for the three-year, five-year, ten-year, and since inception periods, as applicable. The Trustees also considered RiverFront’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the RiverFront Fund.

91 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and RiverFront based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront with respect to the RiverFront Fund, respectively. The Trustees considered the profits, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and RiverFront from their relationship with the RiverFront Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Fund;

●	the total net expense ratio for each class of the RiverFront Fund was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by AAI and RiverFront under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the RiverFront Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable, each class of the RiverFront Fund outperformed the Data Provider peer group median for the three-month and one-year periods, and underperformed for the three-year, five-year, ten-year, and since inception periods, as applicable;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the RiverFront Fund;

●	the profit, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Fund, as applicable, is not unreasonable to the RiverFront Funds; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and RiverFront in connection with their relationship with the RiverFront Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and RiverFront’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the RiverFront Fund and its shareholders.

Kotak Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Kotak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Kotak Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Kotak Fund, to AAI, of 0.65% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Kotak Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Kotak of 0.56% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Kotak to the Kotak Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Kotak Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for each class of the Kotak Fund was lower than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.30%, 2.00%, 1.00%, 0.75%, and 1.35% for the Class A, Class C, Class I, Class II, and Investor Class shares, respectively, of the Kotak Fund. The Trustees noted that the total net expense ratio of each class of the Kotak Fund was lower than the Data Provider peer group median ratio.

92 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Kotak Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Kotak in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Kotak’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Kotak and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Kotak Fund.

The Trustees considered the background and experience of AAI’s and Kotak’s management in connection with the Kotak Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Kotak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Kotak’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the Kotak Fund, which included a comparison of the Kotak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable. The Trustees noted that with respect to the three-month period, Class A, Class C, and Investor Class outperformed the peer group median, and Class I and Class II underperformed the peer group median; each class of the Fund underperformed the peer group median for the one-year period; each applicable class of the Fund outperformed the peer group median for the three-year period; each applicable class of the Fund underperformed the peer group median for the five-year period; each applicable class outperformed the peer group median for the ten-year period; and Class C, Class I, and Investor Class outperformed the peer group median for the since inception period, while Class A and Class II underperformed the peer group meeting for the since inception period. The Trustees also considered Kotak’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Kotak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Kotak Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Kotak Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Kotak based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Kotak, with respect to the Kotak Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Kotak Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Kotak from their relationship with the Kotak Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the Kotak Fund was lower than the Data Provider peer group median rate;

●	Kotak’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Kotak Fund was lower than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Kotak under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Kotak Fund were adequate;

93 | October 31, 2022

Additional Information

October 31, 2022 (Unaudited)

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable, with respect to the three-month period, Class A, Class C, and Investor Class outperformed the peer group median, and Class I and Class II underperformed the peer group median; each class of the Fund underperformed the peer group median for the one-year period; each applicable class of the Fund outperformed the peer group median for the three-year period; each applicable class of the Fund underperformed the peer group median for the five-year period; each applicable class outperformed the peer group median for the ten-year period; and Class C, Class I, and Investor Class outperformed the peer group median for the since inception period, while Class A and Class II underperformed the peer group meeting for the since inception period.;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Kotak Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy to the Kotak Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Kotak Fund;

●	the profit, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund is not unreasonable to the Kotak Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and Kotak in connection with their relationship with the Kotak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Kotak’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Kotak Fund and its shareholders.

94 | October 31, 2022

Trustees and Officers

October 31, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between the Trust on behalf of a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, year of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	58	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	58	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.

****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra (UK) Ltd., Red Rocks Capital, LLC, RiverFront Investment Group, LLC.

95 | October 31, 2022

Trustees and Officers

October 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	28	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	28	None.
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	53	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.

****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra (UK) Ltd., Red Rocks Capital, LLC, RiverFront Investment Group, LLC.

96 | October 31, 2022

Trustees and Officers

October 31, 2022 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was elected Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.

97 | October 31, 2022

Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

       • Social Security number and account transactions

       • Account balances and transaction history

       • Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

98 | October 31, 2022

Privacy Policy

October 31, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

99 | October 31, 2022

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS00xxxx

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

October 31, 2022

ALPS | Smith Short Duration Bond Fund

ALPS | Smith Total Return Bond Fund

ALPS | Smith Credit Opportunities Fund

ALPS | Smith Balanced Opportunity Fund

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
Management Commentary	4
Performance Update	10
Statements of Investments	18
Statements of Assets and Liabilities	69
Statements of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	76
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	104
Additional Information	105
Trustees & Officers	108
Privacy Policy	111

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held until October 31, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2022 – October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2022

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$985.50	0.78%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Class A
Actual	$1,000.00	$985.70	0.71%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	0.71%	$3.62
Class C
Actual	$1,000.00	$981.00	1.49%	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	1.49%	$7.58
Class I
Actual	$1,000.00	$985.90	0.49%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$932.90	0.92%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	0.92%	$4.69
Class A
Actual	$1,000.00	$933.10	0.89%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Class C
Actual	$1,000.00	$929.40	1.64%	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	1.64%	$8.34
Class I
Actual	$1,000.00	$934.30	0.64%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	0.64%	$3.26

2 | October 31, 2022

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(b)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$1,000.00	$953.80	1.13%	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	1.13%	$5.75
Class A
Actual	$1,000.00	$955.00	1.12%	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	1.12%	$5.70
Class C
Actual	$1,000.00	$950.30	1.90%	$9.34
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$955.10	0.90%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$1,000.00	$931.40	1.08%	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Class A
Actual	$1,000.00	$931.40	1.07%	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	1.07%	$5.45
Class C
Actual	$1,000.00	$928.40	1.85%	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	1.85%	$9.40
Class I
Actual	$1,000.00	$932.60	0.85%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

3 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

Dear Shareholder,

The ALPS | Smith Total Return Fund and ALPS | Smith Short Duration Fund were launched on June 29, 2018. We followed with the launch of the ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund on September 15, 2020. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships, and investing excellence. Our goal is to provide shareholders with consistent, risk-adjusted returns with a keen focus on capital preservation.

Total Return

The ALPS | Smith Total Return Bond Fund Class I marked a negative return of 1,440bps in the twelve months ending October 31, 2022, while outperforming its benchmark, the Bloomberg U.S. Aggregate Index, by 128bps. The Fund outperformed the benchmark index by 706bps since the inception of the Fund on June 29, 2018. The outperformance during the twelve-month period ending October 31, 2022, was attributed to duration management during the rapid sell-off in interest rates at the beginning of 2022 as well as the Fund’s overweight in short-duration corporate credit assets, which helped insulate performance from some of the impacts of rising yields. The Fund was also underweight in mortgage-backed securities (MBS), which performed poorly due to both the move higher in yields as well as the associated spike in interest rate volatility. The overall performance since inception through October 31, 2022, was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-up fundamental credit analysis.

Short Duration

The ALPS | Smith Short Duration Bond Fund Class I marked a negative return of 403bps in the twelve months ending October 31, 2022, outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, by 85bps. The Fund outperformed the benchmark index by 525bps since the inception of the Fund on June 29, 2018. As a continuing theme, the Fund’s allocation to corporate bonds and a much smaller allocation to securitized assets allowed the Fund to out-yield the benchmark index. The allocation to floating rate securities helped performance on a calendar year-to-date (YTD) basis as rates trended higher. Additionally, individual security selection within corporate credit was a large component of the excess returns generated in the period. With the rapid move higher in yields during this period, duration management once again became a driver of outperformance given the impact of the market pricing in aggressive Federal Reserve (Fed) interest rate hikes. In this environment, the Fund maintained its focus on capital preservation. While being overweight credit on a percentage basis vs. the benchmark, the Fund shortened its credit duration positioning as valuations continued to compress and aimed to shield investors from losses given moves higher in U.S. Treasury (UST) yields and widening credit spreads.

Credit Opportunities

The ALPS | Smith Credit Opportunities Fund Class I marked a negative return of 1,194bps in the twelve-month period ending October 31, 2022, while outperforming its benchmark, a 50/50 blend of the Bloomberg U.S. Aggregate Index and the Bloomberg U.S. Corporate High Yield Index, by 173bps. The Fund outperformed the Index by 467bps since the inception of the Fund on September 15, 2020. The outperformance of the Fund over this annual fiscal period was predominately driven by active duration management (yield curve positioning) and the Fund’s preference for shorter maturity and shorter duration corporate credit. Since inception, positive security selection from both investment grade and high yield rating categories along with active portfolio positioning and duration/yield curve management have aided in the overall outperformance of the Fund.

Balanced Opportunity

The ALPS | Smith Balanced Opportunity Fund Class I marked a negative return of 1,493bps in the twelve months ending October 31, 2022, while outperforming its benchmark, a blend of 55% Bloomberg 1000 / 45% Bloomberg Barclays U.S. Aggregate Bond Index, by 111bps. The Fund outperformed the Index by 402bps since the inception of the Fund on September 15, 2020. The performance within the Fixed Income sleeve during the period was attributed to the Fund’s relative defensive duration positioning and an overweight in corporate credit assets, as well as corporate and securitized security selection. Relative performance within the Equity sleeve benefitted from both strong stock selection and sector, factor, and thematic positioning. Stock selection within the Technology sector was a standout. Energy and Health Care sector overweights provided outperformance. We believe the equity sleeve also transitioned well between Growth and Value style tilts during the fiscal year ended October 31, 2022. Overall performance was also aided by the active asset reallocations between Equities and Fixed Income positions within the Fund’s portfolio. The Fund’s overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, bottom-up fundamental credit analysis, and active asset allocation between the Fixed Income and Equity sleeves.

Macro Commentary

Throughout the twelve-month period, the market moved from cautiously optimistic about inflation coming down and growth normalizing (to sub-potential - but positive - levels), to one with more polarized views. The Fed moved from inflation being “transitory” to taking “forceful and rapid steps” to increase rates in an effort to “moderate demand” bringing better alignment with supply, and to “keep inflation expectations anchored.” Market headwinds came from Russia invading Ukraine, China’s zero-COVID-19 policy, growth technically in contraction territory for two quarters, and a Fed Funds rate moving up 300bps as of September 2022. To say this reporting period has been volatile is an understatement. Throughout all the market volatility, however, we witnessed surprisingly resilient consumers and businesses.

4 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

The big theme for this period was “don’t fight the Fed.” As the year progressed, the Fed became increasingly more hawkish. This is at a time when the market continued to push back and “hope” for inflation to stabilize. As the Fed marched on, the mission was to slow demand and tighten financial conditions to bring supply and demand back in balance. At every turn, they were met with additional layers of disruption. What looked like a peak in inflation in March 2022 saw further supply chain disruptions from Russia invading Ukraine and China re-entering COVID-19 related lockdowns. In light of the Fed’s agenda, it was perplexing to see the strength of the consumer as the Fed’s attempts to slow demand was met with a still strong labor market and healthy personal balance sheets. Unfortunately, the core consumer price index (CPI) reached another high in September 2022, validating the Fed’s hawkish stance.

The consumer remained in a position of strength considering the Fed’s rate hiking cycle. While we are starting to see industry-specific layoffs, over 10mm jobs remain available through October 31, 2022, and wage growth held near 5% year-over-year (YoY). Consumer Confidence declined throughout the period and consumer inflation expectations reached a high of 5.4% in March 2022, but through all the economic uncertainty, personal consumption within GDP grew 2% YoY in 3Q 2022. We acknowledge that the economy is fragile and uneven, and the market is predicting a recession in 2023; however, we believe the level of the consumer’s resilience shows that the underlying foundation of the economy remains stable.

Housing and manufacturing have not only been disrupted by the pandemic and recovery, but also by the rapid pace of Fed rate hikes. Housing was aided in the initial stages of the pandemic by work-from-home and low-interest rates. As rates moved up, affordability became out of reach for many, and the pace of sales declined dramatically throughout the period. After rising over 45% YoY during the height of the crises, existing home sales are now down 23% YoY. Manufacturing also has yet to recover from the supply chain disruptions as well as labor and pricing issues. ISM Manufacturing is hovering near 50 - the point of expansion vs. contraction – with comments now focusing on slowing demand. One bright spot is the decline in the Prices Paid component, which points to continued easing of prices throughout the pipeline and at the consumer’s level in the future. Prices Paid reached 87.1 in March 2022 before falling into contraction territory at 46.6 in October 2022.

GDP was volatile throughout the period, starting with growth of 7% in 4Q 2021 followed by two consecutive negative readings, -1.6% in 1Q 2022 and -0.6% in 2Q 2022. GDP rebounded to +2.6% in 3Q 2022, bringing the overall pace of growth to 1.8% YoY for the reporting period. The consumer shifted spending from goods to services, but overall remains a pillar of strength. Additionally, businesses continued to spend while housing moved from a contributor in the last twelve-month period to a detractor. Both inventories and net exports flipped between positive and negative contributors, depending on the quarter, and government consumption was lackluster during the reporting period. While the market debated if we technically entered a recession - two consecutive quarters of negative growth – real final sales to domestic purchasers (removing inventories and net exports) remained positive. This dynamic, along with a healthy employment picture, will likely keep the National Bureau of Economic Research (NBER) from officially declaring a recession. Overall, exiting the fiscal year we remain in a period of adjustment from the pandemic, subsequent recovery, and now the Fed’s rate hiking cycle.

The Fed started raising rates in March 2022, reaching 3-3.25% by September 2022. Throughout the period they raised rates 75bps at three consecutive meetings with further tightening priced into the marketplace. They have been laser-focused on returning inflation to the 2% target, at the expense of growth. As of October 31, 2022, markets expect the Fed to reach a terminal level of nearly 5% by May 2023 before easing to 4.50% by January 2024.

As the market continues a process of repricing, we find the narrative flipping between the Fed being forced to pivot (stop raising rates) vs. the Fed holding strong in its hawkish stance (continuing to raise rates). Taken together we are in a volatility-induced Groundhog Day. ISM Manufacturing and Services gave the market hope that the Fed’s mechanism of slowing demand and easing prices was indeed working. Non-Farm Payrolls (NFP) and Retail sales on the other hand showed us that the consumer continues to be in a position of strength, though not as strong as in 2021. And then CPI reminded us that the Fed still has ample room to remain hawkish.

We continue to walk a thin – but strong – line; there are warning signs emerging and recession fears continue to build, but we remain productive on the still-strong labor market and the resilience of the consumer. We are no doubt in an adjustment phase that will continue to create uncertainty. If the pandemic has taught us anything, it is to expect the unexpected - there will be winners and losers as we work through this cycle.

The market continues to push on the Fed’s need to pivot, but the data doesn’t support it yet and the Fed remains extremely hawkish. We believe this dynamic will eventually turn and turn hard. We expect that the Fed will be late to the game and need to overact in the opposite direction on rates, ultimately creating that “pivot” the market is hoping for.

Portfolio Positioning

Throughout the annual period ending October 2022, Smith Capital Investors turned more defensive across most major Fixed Income asset classes. The market has undergone a substantial period of repricing as monetary policy turned restrictive in response to higher inflation.

Total Return: Asset allocation within the Fund changed throughout the period as there was a gradual decrease in the Fund’s credit exposure – both via active (sales) and passive (tenders, calls, maturities). The reduction in credit, at one point in the later part of the year, drove the Fund’s credit weighting to multi-year lows. This reduction in credit was accompanied by a substantial decline in the Fund’s duration contribution across investment grade and high-yield credit, given moves in valuations and further increased uncertainty in the future macroeconomic environment. The Fed’s shift towards

5 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

rate hikes and “Quantitative Tightening” (QT) has served to reverse the “crowding out” effect the Fed targeted, post the Great Financial Crisis. We believe that this drain of liquidity across the investing universe will continue to increase the volatility of asset prices as markets seek to adjust to this new dynamic. Elevated volatility, combined with increased geopolitical uncertainty and concerns about corporate fundamentals, has made us less constructive on corporate credit exiting the fiscal year. However, we have been encouraged by the resiliency of corporate fundamentals through October 31, 2022 and management teams’ attempts to proactively address underlying business weaknesses. Within the Fund’s corporate credit exposure, we reduced both the overall weighting as well as the duration profile while using the significant backup in both short-duration interest rates and credit spreads to add to substantially higher-yielding opportunities with short maturities. Towards the end of the period, we reversed some of this exposure as overall yield and spread valuations combined with fundamental resiliency began to provide an attractive entry point from a longer-term holding perspective. At a high level, the Fund’s lower corporate credit duration profile helped reduce the Fund’s realized volatility from changing credit valuations.

We continue to seek out investments in companies whose management interests are aligned with debtholders, either via reducing leverage or outright debt levels. Additionally, we look for a focus on managing through a variety of scenarios as this provides optionality and downside protection. As mentioned previously, corporate fundamentals have remained resilient despite the economic weakness that has transpired due to the quantitative tightening cycle. We will seek to maintain a close focus on how this impacts earnings reports going forward; however, thus far through October 31, 2022 the declines in earnings and forecasts have been much more impactful to equity valuations vs. the underlying creditworthiness of corporations.

As during most market conditions, short-duration high yield remains a focus for us. This area of the market historically has much less forecasting error embedded in its analysis as it is a liquidity evaluation over a very short period vs. a longer-term projection of industries, commodity prices, and competitive dynamics facing a sector/company. We believe that positioning here allows the Fund to realize much higher yield profiles vs. recent years while doing so at a more limited risk addition to the overall portfolio.

In addition, we are watching the market transition from a negative real rate environment (driven by Fed policy) to a positive real rate environment (more conscious of inflation). While this transition has created great volatility and significant markdowns on Fixed Income securities, we view this as healthy. In a world of negative real yields, and in some cases, negative absolute yields, valuations can exhibit a lack of common sense. We believe the transition back to a positive real rate will provide new and more attractive opportunities for investors within the Fixed Income space. Duration and yield curve management will be of critical importance as we work through the next cycle.

Short Duration: While the Fund’s overall elevated credit exposure was maintained during the period, as of October 31, 2022, it is significantly lower than levels coming into January 2022, given a high amount of maturities, tender activity, and bonds being called by issuers. This is a key part of the portfolio construction process as this high amount of “roll-off” allows for natural portfolio repositioning as economic and market conditions change. While corporate fundamentals have remained resilient, and the yield pickup is material vs. other asset classes, the increased uncertainty of the macro and corporate outlooks have argued for these proceeds to largely be reinvested in other asset classes, primarily U.S. Treasuries. Given the material change in short-duration U.S. Treasury yields earlier this year and the commentary out of the Fed indicating that we may be getting closer to the end of the current rate hiking cycle, some of these proceeds have been reallocated to the Treasury market where investors do not have to contend with corporate risk profiles. We continue to monitor the changing market consensus around the forward path for the Fed regarding the removal of accommodation.

Credit Opportunities: This annual period has been impacted by numerous factors, but none seem quite as important as inflation, to which right now all things tie back. Our bottom-up fundamental focus has, and always will be, an important input into our security selection process. This year, more than any we can remember in recent history, this bottom-up focus has been crucial in informing our top-down macro view. Individual company data and commentary provide insight into inflation and influenced portfolio positioning during the fiscal year.

Incrementalism has been one of our favored sayings this year when it comes to portfolio positioning. With this theme in mind, throughout the year, we incrementally reduced the Fund’s duration, particularly from credit, as we received more information on inflation and the potential implications from both our fundamental bottom-up research and our macro analysis. We found the incremental duration reduction benefited portfolio construction in two primary ways: it 1) decreased interest rate risk and 2) positioned the Fund with an overweight in the front end of the curve, which created a more defensive positioning. We find that generally, shorter maturity credit provides higher transparency and fewer assumptions around the future cash flows of the business. Furthermore, we found the opportunity cost of moving in on the curve advantageous due to the historically cheap valuations associated with the flat and inverted yield curves. As part of our active management process, duration management proved to be a great magnifier of performance this year.

In conjunction with these moves, the Fund also built up the levels of liquidity via a large allocation to short-dated treasuries. This positioning in low-volatility securities provided optionality for the Fund to seek to take advantage of volatility and dislocations across asset classes that may develop in the future. If the elevated market volatility we have seen over the past year persists, we suspect this optionality will be viewed in hindsight as extremely valuable.

6 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

During the fiscal year, we continued to see increased dispersion amongst company and sector fundamentals as the impacts from supply chain challenges, Fed policy, and geopolitics filter through the economy. This dynamic resulted in a better opportunity set for the Fund relative to what might arise during a normal business cycle. In our view, having the credit expertise to correctly identify where a particular issuer is in its business cycle has been truly imperative in both security selection and avoidance.

As always, the Fund continues to be built from the bottom-up, seeking to take advantage of predominately fundamentally improving businesses, capital structures, and credit profiles. Understanding a company’s entire capital structure and how its management team is driving value creation across that structure continues to be a decisive focus of the Fund. Opportunities, like the broad flatness in yield and spread curves, are executed within the context of our fundamental view on an individual credit and the risk-adjusted return potential of the security targeted within its capital structure.

Balanced: The Fixed Income sleeve was run largely in line with the Total Return Fund, gradually decreasing the Fund’s credit exposure throughout the period - most notably in investment grade. Duration contribution from credit across both investment grade and high yield was also reduced. Overall portfolio duration was actively managed with continued market fears around sticky inflation and the potential forward path of the Fed. Notably, compared to the Total Return Fund, the Fund continues to run a lower relative credit risk profile given the current asset allocation between Fixed Income and Equities. The Fund was ~65% invested in the Equity sleeve and ~35% in the Fixed Income sleeve due to the market opportunity at the end of the period.

In regard to the Equity sleeve, the Fund began the year with a style tilt toward value expressed through the Energy and Materials sectors. During the summer the Fund transitioned back into several Technology sector holdings that had underperformed during the first half of the year. The Equity sleeve ended the fiscal year with a balanced style exposure, with some bias toward a quality factor. Most of the active risk in the Fund is attributable to stock selection.

Within the Funds’ U.S. Treasury allocations, we remained active in duration management. For most of the period, we ran shorter durations compared to the Funds’ respective indices; however, we were more active in this area as volatility increased and yields moved dramatically higher across the curve. We also focused on the shape of the curve: the front-end was driven by Fed policy expectations and the market had front-run rate hike expectations, while the long-end was moving around on inflation expectations (sell-off) or still lingering virus/geopolitical and growth fears (rally). We remain proactive in using the longer duration U.S. Treasury position as an insurance policy when the need arises, but recognize that rates still have room to move higher in yield.

Within the Funds’ securitized allocations, at the end of the fiscal year we began to increase the Funds’ allocations to Agency-backed mortgage-backed securities via specific mortgage pools,

collateralized mortgage obligations (CMOs) and Agency guaranteed commercial mortgage-backed securities (CMBS). Valuations for these asset classes had been very repressed following the direct Fed investment in this area of the market as part of its COVID-19 Quantitative Easing (QE) response. Valuations were much more attractive as the year progressed, but this accelerated in the later part of the year. Overall, the increase in mortgage rates, slowdown in prepayments, and the ongoing reduction in the Federal Reserve’s MBS holdings were headwinds for this area of the market. Additionally, with the significant rise in interest rates during the beginning of 2022, we witnessed a large-scale duration extension of the Agency MBS market, exactly at the time investors were searching for shorter duration options. Valuations started to adjust to these new realities to a point that we believe mortgages are now offered, finally, at an attractive risk-adjusted return profile to compete with other major asset classes. As such, we started actively adding to the space while acknowledging that the headwinds for the asset class are unlikely to abate. At fiscal year end, we continue to believe that select CMOs and Agency CMBS provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield compared to the broader market. Throughout the year, we were aided in navigating volatility by our continued focus on seeking to select securities that perform well through a wide band of underlying economic and interest rate assumptions rather than a specific directional view.

Fixed Income Themes

Credit — Internally, the debate over which valuation metrics matter most - spreads or yields - remains one of the central themes that we are focused on. We find that both are relevant in the current market. The yield vs. spread consideration is even more important in an environment where, for investment grade in particular, durations have steadily increased. The longer duration in markets at fiscal year end leaves investors more vulnerable to changes in both credit and interest rate risk. To highlight this dynamic, in the 15 years preceding 2022, the duration of AA U.S. Credit moved from approximately 5.3 years to 9.3 years—nearly a 70% increase. Combined with extremely low starting yields, this left investors exposed to both rate and spread volatility, both of which have moved higher during the past year. The Increases in yields this year resulted in shorter durations, but overall levels remain elevated vs. the past decade.

No prior period is a perfect analog for the current one, but we can comfortably say that all-in yields matter for credit investors. When yields are higher, this income (i.e. yield) has the potential to cushion against volatility and therefore increases the probability of realizing positive risk-adjusted returns. We like to refer to this dynamic as the “math behind the market.” This is especially noteworthy when combined with the potential downside protection provided by historically low average price levels in corporate credit. Meanwhile, current spread levels, which are relatively low by historical standards at this point in the business cycle, point more toward defensive positioning.

7 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

No matter what future economic conditions materialize, we believe that individual company growth, earnings, and cash flows will have high levels of differentiation, creating even greater opportunity. As such, we are spending our time hunting for securities that may possess more attractive risk/reward profiles than the broader market.

In market environments where uncertainty is elevated and volatility is high, we believe the following items to be of acute importance:

Risk-Adjusted Carry – carry (yield income) is of elevated importance. However, not all carry is the same. Fundamental analysis can unearth risk profiles that may be viewed more or less favorably when compared to their commensurate carry profiles. The amplifying nature of duration and the general flatness of all-in-yield credit curves only increase the importance of focusing on risk-adjusted return profiles. A natural extension of risk-adjusted returns is a focus on security selection and avoidance.

Security Selection – under the surface of the Investment Grade and High Yield Corporate Credit indices there is always a significant opportunity to find mispriced securities. No matter the inning of the credit cycle or the outlook, there will always be differences in performance created by changing corporate credit risk profiles and catalysts. In addition to focusing on securities with strong risk-adjusted returns, we look to overweight issuers that display higher probabilities for improving credit strength, regardless of the macroeconomic backdrop.

Security Avoidance – conversely, active management can purposefully choose to avoid owning certain credits or securities and should do so. In our view, a credit that has a higher probability of going through a phase of deteriorating credit strength would be a prime example of a name to avoid. On the security side, there may be fundamental, structural, or technical factors that create a lower estimated ratio of potential upside relative to the downside.

These items have been and will continue to be at the forefront of our credit investment process and credit sleeve portfolio construction.

MBS – MBS has faced numerous headwinds as of the end of the period covered by this report including the rapid move higher in interest rates, the persistent pick up in interest rate volatility, and the beginning of the Federal Reserve reducing its MBS holdings. Combined, these factors have driven MBS to underperform substantially during the reporting period. Ending October 31, 2022, the Bloomberg U.S. MBS Index (MBS Index) had nominal returns of negative 1489bps YTD driven largely by the impact of rising U.S. Treasury yields combined with widening asset class spreads. Year to date through the end of the period, nominal MBS spreads had widened from 68bps to 174bps as of October 31, 2022. However, this does not tell the entire story as the MBS Index started the period with an average duration in the 4.8yr area; with the rise in mortgage rates driving lower refinancing volumes the duration of the MBS index has extended to 6yrs (an all-time high). As we have highlighted previously, the risk of this increase in the duration of mortgages came at exactly the wrong time for investors, increasing the negative impact of rising yields. From an excess return perspective, which adjusts for duration differentials, the MBS Index underperformed the Bloomberg U.S. Aggregate Bond Index by 332bps.

Looking forward, we believe we are beginning to see some positive signs for MBS outperformance on the horizon. MBS nominal spreads and option-adjusted spread (OAS) rose throughout the year. As of October 31, 2022, MBS OAS was above its historical average (40-50bps) and nominal spreads were near historic highs. We believe this should help to offset some of the impacts of the Fed’s MBS runoff, making the risk-adjusted return outlook from MBS much more balanced than it has been for the last couple of years.

Interest Rates – Treasuries repriced over the annual period, moving higher in yield across the entire curve, with liftoff starting in December 2021 and continuing through October 2022. The front end moved rapidly on expectations of the Fed removing accommodation while the long end reacted to increasing inflation pressures. The 2yr U.S. Treasury rose nearly 400bps in yield, starting the period at ~40bps and ending near 450bps as the Fed began the tapering process in November followed by the first 25bps rate hike in March. Throughout the reporting period, the Fed increased the Fed Funds rate to a range of 3-3.25%. The 30-yr rose ~270bps from December 2021 into mid-October 2022 as the market questioned whether the Fed was behind the curve and if they would be able to get inflation under control. Volatility has been the theme throughout the reporting period, not only due to high levels of event risk, but also a market pushing back on the Fed’s aggressive rate hiking cycle. A combination of increasing geopolitical tensions in Russia/Ukraine, recurring lockdowns in China, and the push/pull between inflation and policy error caused the 2yr/10yr U.S. Treasury curve to invert briefly in March and fully in July, suggesting the market believes a recession will be in our future. The Fed was quick to discuss reducing the balance sheet in an effort to re-steepen the curve as they will no longer be the outsized buyer in the market. While both the higher-than-expected inflation data and the Fed’s Quantitative Tightening (QT) program pushed long-end Treasuries higher in yield, the long-end did prove that it remains a safe haven asset in flight-to-quality moves.

Looking forward, the market wants to believe that inflation has peaked and the Fed is nearing the “terminal level” on the Fed Funds rate. Throughout the reporting period, the market was able to do much of the heavy lifting for the Fed, repricing quickly to the Fed’s communication. That being said, we do not see volatility dissipating until the Fed actually pauses the hiking cycle. Best case, this may be a 2023 story. We remain in a push/pull between a potential future recession, a strong consumer, inflation peaking, and an uneven economic environment that is sector specific. The front end of the curve will continue to price and consolidate around expectations of the Fed’s terminal level; however, we believe the long end is near levels that are attractive from an outright yield perspective as well as a flight-to-quality tool due to the expectation of continued event-driven risks on the horizon. We expect volatility until the Fed pauses and we do not expect the Fed to “pivot” until the economic situation

8 | October 31, 2022

ALPS | Smith Funds

Management Commentary	October 31, 2022 (Unaudited)

deteriorates further. As we’ve experienced in the past twelve months, information is priced into markets much faster making for much shorter cycles. This specific environment has kept us nimble and short duration for much of the period. We believe that outright levels are becoming more attractive, the hiking cycle is nearing terminal levels and overall slowing growth could once again lead us to a great buying opportunity in the Fixed Income markets.

Conclusion – We spent much of the year investing through Fed-induced volatility. Our mantra remains “don’t fight the Fed” where defensiveness and incrementalism remain top of mind. At fiscal year end, we not only have heightened levels of liquidity across the portfolios, but we are also focused on making smart but aggressive moves while leaning on the math behind the market as our keys to success.

There is clearly a lot of fear in the marketplace today. Going forward, we recognize that the outlook is less straightforward and event risk continues to rise. That being said, while the Fed is aggressively fighting inflation at the expense of growth, we believe the Fed will be nearing the end of the tightening cycle in 2023 and inflation will start to come down, albeit slowly. Balancing this, we remain encouraged by both consumers and businesses. With all this in mind, we see a heightened risk that the Fed pushes too far and causes a significant change in sentiment, triggering much lower demand in the economy.

With every passing market event, we are reminded that when things turn, they can turn quickly. We know that the Fed will eventually stop hiking rates, and the pace of growth is slowing. Our portfolios over the next six to twelve months may look very different as we enter the next phase in the cycle. Our job is to recognize changes in sentiment and direction in markets. With current outright levels on yields, in our view, today the market looks more attractive - even considering the uncertainty on the horizon - than at many points over the last five years. To say we are excited about the opportunity in the Fixed Income space is an understatement. Our philosophical belief that portfolios should change and evolve as we move through cycles is being reinforced in this environment. There will be a time in the future when opportunistic positioning will be rewarded.

As we like to say, at our core, we are active managers, and both security selection and avoidance are always front of mind. Lastly, our three pillars remain front and center – Investment Excellence, Relationships/People, and Intentional Culture.

With great appreciation and gratitude,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Jonathan Aal	Garrett Olson, CFA
Portfolio Manager	Portfolio Manager

Laton Spahr, CFA	Eric Hewitt
Portfolio Manager (ALPS Advisors)	Portfolio Manager (ALPS Advisors)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

ALPS Advisors, Inc. is the investment adviser to the Fund and Smith Capital Investors, LLC is the investment sub-adviser to the Fund. ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., affiliated entities, are unaffiliated with Smith Capital Investors, LLC. ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Fund.

9 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Performance Update	October 31, 2022 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	-4.03%	0.96%	1.96%	0.58%	0.49%
Investor (NAV)	-4.31%	0.68%	1.68%	0.93%	0.79%
Class A (NAV)	-4.19%	0.72%	1.69%	0.87%	0.79%
Class A (MOP)	-6.32%	-1.17%	0.38%
Class C (NAV)	-5.01%	-0.06%	0.93%	1.55%	1.49%
Class C (CDSC)	-5.95%	-0.06%	0.93%
Bloomberg U.S. Government/Credit Bond Index¹	-16.04%	-3.64%	-0.01%
Bloomberg 1-3 Year Government/Credit Bond Index²	-4.88%	-0.57%	0.81%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

10 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Performance Update	October 31, 2022 (Unaudited)

[1]	Bloomberg US Government/Credit Index: a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. One may not invest directly in an index.

[2]	Bloomberg 1-3 Year US Government/Credit Index: includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. One may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	64.58%
Government Bonds	33.03%
Mortgage-Backed Securities	1.56%
Collateralized Mortgage Obligations	0.15%
Commercial Mortgage-Backed Securities	0.13%
Municipal Bonds	0.01%
Cash, Cash Equivalents, & Other Net Assets	0.54%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 4.25% 9/30/24	4.45%
U.S. Treasury Note 3.25% 8/31/24	2.97%
U.S. Treasury Note 3% 7/31/24	2.77%
U.S. Treasury Note 2.5% 4/30/24	2.66%
U.S. Treasury Note 1.5% 2/29/24	2.65%
U.S. Treasury Note 2.5% 5/31/24	2.62%
U.S. Treasury Note 1.75% 3/15/25	2.44%
U.S. Treasury Note 2.75% 5/15/25	1.96%
U.S. Treasury Note 3% 6/30/24	1.86%
U.S. Treasury Note 2.625% 4/15/25	1.81%
Top Ten Holdings	26.19%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	33.03%
Banks	17.61%
Auto Manufacturers	6.21%
Diversified Financial Services	4.76%
Electric	4.66%
Pipelines	4.35%
Chemicals	2.83%
Aerospace/Defense	2.11%
REITS	2.06%
Food	1.90%
Healthcare-Products	1.64%
Mortgage Securities	1.61%
Retail	1.60%
Gas	1.49%
Electronics	1.02%
Other Industries (each less than 1%)	12.58%*
Cash, Cash Equivalents, & Other Net Assets	0.54%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

11 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Performance Update	October 31, 2022 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	-14.40%	-2.33%	1.28%	0.73%	0.64%
Investor (NAV)	-14.73%	-2.62%	0.96%	0.99%	0.94%
Class A (NAV)	-14.62%	-2.57%	1.01%	0.99%	0.94%
Class A (MOP)	-16.56%	-4.40%	-0.30%
Class C (NAV)	-15.36%	-3.31%	0.26%	1.71%	1.64%
Class C (CDSC)	-16.19%	-3.31%	0.26%
Bloomberg US Aggregate Bond Index[1]	-15.68%	-3.77%	-0.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

12 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Performance Update	October 31, 2022 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and nonagency). One may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.64% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	41.69%
Government Bonds	35.08%
Collateralized Mortgage Obligations	9.70%
Mortgage-Backed Securities	6.09%
Preferred Stock	3.49%
Commercial Mortgage-Backed Securities	2.78%
Cash, Cash Equivalents, & Other Net Assets	1.17%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 3% 08/15/52	4.67%
U.S. Treasury Bond 2.75% 8/15/32	3.26%
U.S. Treasury Note .75% 8/31/26	2.74%
U.S. Treasury Bond 3.25% 5/15/42	2.73%
U.S. Treasury Bond 2.875% 5/15/32	2.71%
U.S. Treasury Bond 3.375% 8/15/42	2.65%
U.S. Treasury Bond 2.375% 2/15/42	2.61%
U.S. Treasury Note 1.5% 1/31/27	2.54%
U.S. Treasury Note 1.25% 12/31/26	2.44%
U.S. Treasury Bond 2.875% 5/15/52	2.17%
Top Ten Holdings	28.52%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	35.78%
Mortgage Securities	16.64%
Banks	9.94%
Pipelines	4.81%
Diversified Financial Services	4.46%
Electric	2.95%
Aerospace/Defense	2.54%
Media	2.45%
Oil & Gas	1.54%
Chemicals	1.53%
Airlines	1.53%
Telecommunications	1.39%
Auto Manufacturers	1.20%
Healthcare-Services	1.15%
Gas	1.04%
Other Industries (each less than 1%)	9.88%*
Cash, Cash Equivalents, & Other Net Assets	1.17%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

13 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Performance Update	October 31, 2022 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	-11.94%	-2.47%	1.05%	0.92%
Investor (NAV)	-12.28%	-2.77%	1.28%	1.22%
Class A (NAV)	-12.18%	-2.71%	1.32%	1.22%
Class A (MOP)	-14.15%	-3.74%
Class C (NAV)	-12.91%	-3.46%	2.02%	1.92%
Class C (CDSC)	-13.76%	-3.46%
50% Bloomberg US Aggregate Index / 50% Bloomberg US Corporate High Yield Index[1,2]	-13.67%	-4.76%
Bloomberg US Aggregate Bond Index	-15.68%	-8.20%
Bloomberg US Corporate High Yield Bond Index	-11.76%	-1.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

14 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Performance Update	October 31, 2022 (Unaudited)

	[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and nonagency). One may not invest directly in the index.
[2]		Bloomberg US Corporate High Yield Bond Index: measures the USD-denominated, high yield, fixed-rate corporate bond market. One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	70.40%
Government Bonds	17.74%
Preferred Stock	7.58%
Mortgage-Backed Securities	0.85%
Common Stock	0.74%
Collateralized Mortgage Obligations	0.40%
Bank Loans	0.22%
Cash, Cash Equivalents, & Other Net Assets	2.07%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note .75% 12/31/23	3.96%
U.S. Treasury Note 3% 7/15/25	2.85%
U.S. Treasury Note 3.125% 8/15/25	2.55%
U.S. Treasury Note 3.25% 8/31/24	2.50%
U.S. Treasury Note 4.25% 9/30/24	2.31%
PNC Financial Services Group, Inc. 3M US
L + 3.678% 12/31/49	1.82%
TransDigm, Inc. 8% 12/15/25	1.81%
Scripps Escrow II, Inc. 5.375% 1/15/31	1.70%
Genesis Energy LP / Genesis Energy
Finance Corp. 8% 1/15/27	1.51%
Penn Entertainment, Inc. 5.625% 1/15/27	1.46%
Top Ten Holdings	22.47%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	17.74%
Banks	10.97%
Pipelines	8.18%
Media	6.34%
Diversified Financial Services	5.69%
Retail	4.01%
Real Estate	3.89%
Commercial Services	3.52%
Aerospace/Defense	3.36%
Home Builders	2.96%
Electric	2.73%
Airlines	2.54%
Oil & Gas	2.48%
Entertainment	2.29%
Packaging & Containers	2.17%
Telecommunications	2.09%
Investment Companies	1.94%
Environmental Control	1.61%
REITS	1.49%
Forest Products & Paper	1.37%
Lodging	1.28%
Software	1.19%
Chemicals	1.11%
Coal	1.04%
Auto Manufacturers	1.01%
Other Industries (each less than 1%)	4.93%*
Cash, Cash Equivalents, & Other Net Assets	2.07%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

15 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Performance Update	October 31, 2022 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2022)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2022)

	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	-14.93%	2.10%	1.39%	0.85%
Investor (NAV)	-15.17%	1.82%	1.70%	1.15%
Class A (NAV)	-15.16%	1.84%	1.70%	1.15%
Class A (MOP)	-17.92%	0.25%
Class C (NAV)	-15.81%	1.09%	2.40%	1.85%
Class C (CDSC)	-16.65%	1.09%
55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index[1,2]	-16.04%	0.23%
Bloomberg U.S. Aggregate Bond Index[2]	-15.68%	-8.20%
Bloomberg U.S. 1000 TR Index[1]	-16.90%	7.06%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

16 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Performance Update	October 31, 2022 (Unaudited)

[1]	Bloomberg US 1000 TR Index: a float market-cap-weighted benchmark of the 1000 most highly capitalized US companies. One may not invest directly in the index.

[2]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and nonagency). One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2022 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.85% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2023.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	58.54%
Government Bonds	12.95%
Corporate Bonds	12.31%
Collateralized Mortgage Obligations	4.34%
Mortgage-Backed Securities	3.35%
Preferred Stock	1.53%
Commercial Mortgage-Backed Securities	0.10%
Cash, Cash Equivalents, & Other Net Assets	6.88%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

UnitedHealth Group, Inc.	3.01%
Microsoft Corp.	2.59%
Alphabet, Inc.	2.18%
ConocoPhillips	2.14%
Apple, Inc.	2.00%
U.S. Treasury Bond 3% 08/15/2052	1.88%
JPMorgan Chase & Co.	1.88%
U.S. Treasury Note 3.125% 08/15/2025	1.61%
U.S. Treasury Bond 2.75% 08/15/2032	1.60%
McDonald's Corp.	1.49%
Top Ten Holdings	20.38%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	12.95%
Mortgage Securities	6.51%
Health Care Facilities & Services	4.79%
Software	3.99%
Biotech & Pharmaceuticals	3.79%
Oil & Gas Producers	3.74%
Retail - Consumer Staples	3.35%
Internet Media & Services	3.03%
Banks	2.93%
Technology Hardware	2.83%
Medical Equipment & Devices	2.68%
Leisure Facilities & Services	2.62%
Banking	2.55%
Semiconductors	2.36%
Retail - Discretionary	2.26%
Technology Services	1.88%
REITS	1.81%
Machinery	1.67%
Transportation & Logistics	1.63%
Pipelines	1.48%
Beverages	1.43%
Chemicals	1.41%
Diversified Finan Services	1.39%
Asset Management	1.34%
Metals & Mining	1.32%
E-Commerce Discretionary	1.24%
Commercial Support Services	1.03%
Entertainment Content	1.00%
Other Industries (each less than 1%)	14.11%*
Cash, Cash Equivalents, & Other Net Assets	6.88%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries

17 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.15%)

Fannie Mae
Series 1993-184, Class M,
–%, 09/25/2023(a)	$2,198	$2,160
Series 1993-189, Class FB,
10Y US TI + -0.65%,
10/25/2023(b)	1,498	1,489
Series 1993-230, Class FA,
1M US L + 0.60%, 12/25/2023(b)	10,487	10,487
Series 1993-255, Class E,
7.100%, 12/25/2023	10,787	10,830
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(b)	143	143
Series 1993-31, Class PN,
7.000%, 09/25/2023	19,512	19,518
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(b)	683	681
Series 1994-18, Class FA,
1M US L + 0.60%, 02/25/2024(b)	3,820	3,820
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(b)	20,902	20,965
Series 1994-3, Class FB,
1M US L + 0.65%, 01/25/2024(b)	7,932	7,927
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(b)	1,161	1,160
Series 1994-61, Class E,
7.500%, 04/25/2024	10,533	10,598
Series 1994-75, Class K,
7.000%, 04/25/2024	7,895	7,934
Series 1994-77, Class FB,
1M US L + 1.50%, 04/25/2024(b)	28,210	28,327
Series 1997-12, Class FA,
1M US L + 1.00%, 04/18/2027(b)	16,921	16,994
Series 1997-49, Class F,
1M US L + 0.50%, 06/17/2027(b)	22,911	22,818
Series 2003-39, Class PG,
5.500%, 05/25/2023	4,099	4,083
Series 2003-49, Class YC,
4.000%, 06/25/2023	1,171	1,167
Series 2004-53, Class NC,
5.500%, 07/25/2024	3,082	3,072
Series 2004-95, Class AK,
5.500%, 01/25/2025	7,822	7,785
Series 2005-121, Class DY,
5.500%, 01/25/2026	11,060	11,009
Series 2006-22, Class CE,
4.500%, 08/25/2023	3,392	3,373
Series 2011-40, Class KA,
3.500%, 03/25/2026	55,693	54,410
Series 2011-44, Class EB,
3.000%, 05/25/2026	17,782	17,276
Series 2011-61, Class B,
3.000%, 07/25/2026	30,866	29,947
	Principal	Value
	Amount	(Note 2)
Series 2011-80, Class KB,
3.500%, 08/25/2026	$32,482	$31,796
Series 2012-22, Class ND,
2.000%, 12/25/2026	44,783	43,738
Series 2012-47, Class HA,
1.500%, 05/25/2027	41,608	39,346
Series 2013-5, Class DB,
2.000%, 02/25/2028	83,974	79,076
Series 2015-96, Class EA,
3.000%, 12/25/2026	180,760	173,660
		665,589
Freddie Mac
Series 1993-1487, Class O,
1M US L + 0.75%, 03/15/2023(b)	908	908
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023(b)	2,353	2,354
Series 1993-1560, Class Z,
7.000%, 08/15/2023	3,005	3,005
Series 1993-1567, Class A,
1M US L + 0.40%, 08/15/2023(b)	12,614	12,528
Series 1993-1584, Class L,
6.500%, 09/15/2023	5,176	5,195
Series 1993-1602, Class PJ,
6.500%, 10/15/2023	6,862	6,867
Series 1993-1611, Class Z,
6.500%, 11/15/2023	8,032	8,075
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	2,228	2,235
Series 1993-1630, Class PK,
6.000%, 11/15/2023	4,848	4,856
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(b)	5,937	5,948
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(b)	2,909	2,908
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(b)	4,618	4,616
Series 1993-24, Class FJ,
1M US L + 0.50%, 11/25/2023(b)	20,533	20,510
Series 1994-1673, Class FB,
10Y US TI + -0.50%,
02/15/2024(b)	1,856	1,847
Series 1994-1699, Class FB,
1M US L + 1.00%, 03/15/2024(b)	3,216	3,210
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(b)	4,298	4,301
Series 1994-1730, Class Z,
7.000%, 05/15/2024	12,986	13,006
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(b)	17,157	17,308
Series 1994-32, Class PN,
7.500%, 04/25/2024	43,695	43,813
Series 1994-43, Class PH,
6.500%, 10/17/2024	14,404	14,449
Series 1996-1810, Class D,
6.000%, 02/15/2026	13,854	13,719

See Notes to Financial Statements.

18 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 1996-1885, Class FA,
1M US L + 0.45%, 09/15/2026(b)	$3,959	$3,943
Series 1997-1983, Class Z,
6.500%, 12/15/2023	4,081	4,097
Series 2001-2332, Class FB,
1M US L + 0.45%, 01/15/2028(b)	80,858	80,446
Series 2002-2528, Class KM,
5.500%, 11/15/2022	326	325
Series 2003-2595, Class GC,
5.500%, 04/15/2023	3,918	3,909
Series 2003-2634, Class PT,
5.000%, 06/15/2023	369	368
Series 2004-2877, Class AL,
5.000%, 10/15/2024	1,294	1,287
Series 2005-3005, Class ED,
5.000%, 07/15/2025	35,855	35,563
Series 2006-3104, Class DH,
5.000%, 01/15/2026	20,281	20,088
Series 2009-3575, Class EB,
4.000%, 09/15/2024	6,116	6,036
Series 2010-3661, Class B,
4.000%, 04/15/2025	15,911	15,730
Series 2010-3710, Class MG,
4.000%, 08/15/2025(c)	37,062	36,567
Series 2010-3779, Class KJ,
2.750%, 11/15/2025	17,670	17,372
Series 2011-3829, Class BE,
3.500%, 03/15/2026	12,833	12,565
Series 2011-3907, Class FM,
1M US L + 0.35%, 05/15/2026(b)	4,847	4,838
Series 2012-4003, Class BG,
2.000%, 10/15/2026	28,797	27,986
Series 2013-4177, Class NB,
1.500%, 03/15/2028	19,600	18,262
		481,040
Ginnie Mae
Series 2010-101, Class GU,
4.000%, 08/20/2025(c)	14,348	14,154
Series 2013-53, Class KN,
1.500%, 08/20/2025	15,748	15,167
		29,321

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,212,811)		1,175,950

	Principal	Value
	Amount	(Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.13%)

Fannie Mae-Aces
Series 2013-M14, Class APT,
2.605%, 04/25/2023(b)	115,107	114,379
Series 2013-M14, Class A2,
3.329%, 10/25/2023(b)	37,324	36,529
	Principal	Value
	Amount	(Note 2)
Series 2013-M3, Class A2,
2.477%, 11/25/2022(b)	$5,139	$5,122
Series 2016-M13, Class FA,
1M US L + 0.67%, 11/25/2023(b)	1,294	1,293
Series 2016-M7, Class AV2,
2.157%, 10/25/2023	27,771	27,186
		184,509
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2013-K026, Class X1,
0.877%, 11/25/2022(b)	657,174	7
Series 2015-KF07, Class A,
1M US L + 0.29%, 02/25/2025(b)	8,945	8,889
Series 2016-KJ10, Class A2,
2.912%, 12/25/2023	57,983	56,991
Series 2017-K069, Class A1,
2.892%, 06/25/2027	59,150	58,041
Series 2017-K728, Class A2,
3.064%, 08/25/2024(b)	114,354	110,668
Series 2018-KP05, Class A,
3.203%, 07/25/2023	559,384	544,108
		778,704
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $974,259)		963,213

	Principal	Value
	Amount	(Note 2)
MORTGAGE-BACKED SECURITIES (1.56%)

Fannie Mae Pool
Series 2009-958485,
5.500%, 03/01/2024	2,355,850	2,351,243
Series 2011-MA0717,
3.500%, 04/01/2026	183,996	175,213
Series 2012-AM1076,
2.920%, 10/01/2024	228,053	219,808
Series 2013-AM4125,
3.740%, 08/01/2023	230,000	227,281
Series 2014-AM7158,
3.150%, 11/01/2024	175,000	168,583
Series 2015-AM9288,
2.930%, 07/01/2025	1,319,637	1,252,107
Series 2016-AL8941,
2.932%, 01/01/2024(b)	20,816	20,283
Series 2016-AL9448,
2.935%, 07/01/2026(b)	107,638	100,620
Series 2016-AN1413,
2.490%, 05/01/2026	140,950	130,427
Series 2016-AN2079,
2.910%, 07/01/2026	35,526	33,026
Series 2017-AN3895,
2.470%, 01/01/2024	2,000,000	1,937,968
Series 2018-AN8096,
3.020%, 06/01/2024	305,000	304,268

See Notes to Financial Statements.

19 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2018-AN8203,
2.950%, 01/01/2025	$2,861,708	$2,746,016
Series 2018-BL0760,
3.790%, 12/01/2025	483,874	468,595
		10,135,438
Freddie Mac Gold Pool
Series 2012-T40090,
3.000%, 05/01/2027	63,936	60,306

Freddie Mac Pool
Series 2017-WN2000,
2.700%, 08/01/2023	1,370,703	1,343,278

Ginnie Mae I Pool
Series 2010-745222,
4.500%, 07/15/2025	60,680	59,523
Series 2013-AF1057,
2.000%, 07/15/2028	86,682	81,551
		141,074
Ginnie Mae II Pool
Series 2009-4377,
4.500%, 03/20/2024	84,478	82,073
Series 2010-4898,
3.000%, 12/20/2025	53,705	52,265
Series 2011-4954,
3.000%, 02/20/2026	71,161	69,416
		203,754

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $12,537,143)		11,883,850

CORPORATE BONDS (64.58%)

Aerospace & Defense (2.31%)
Boeing Co.
2.20%, 02/04/2026	5,000,000	4,422,111
Huntington Ingalls Industries, Inc.
0.67%, 08/16/2023	7,500,000	7,216,967
TransDigm, Inc.
8.00%, 12/15/2025(d)	5,841,000	5,950,403
Total Aerospace & Defense		17,589,481

Auto Parts Manufacturing (0.12%)
Aptiv PLC / Aptiv Corp.
2.40%, 02/18/2025	1,000,000	932,238

Automobiles Manufacturing (5.95%)
American Honda Finance Corp.
0.65%, 09/08/2023	1,500,000	1,444,000
Ford Motor Credit Co. LLC
2.30%, 02/10/2025	2,000,000	1,812,800
3.38%, 11/13/2025	6,465,000	5,876,846
General Motors Co.
5.40%, 10/02/2023	2,250,000	2,241,038
	Principal	Value
	Amount	(Note 2)
General Motors Financial Co., Inc.
3.80%, 04/07/2025	$2,000,000	$1,891,426
6.05%, 10/10/2025	7,000,000	6,945,165
SOFRINDX + 1.30%,
04/07/2025(b)	2,000,000	1,951,707
Hyundai Capital America
0.88%, 06/14/2024(d)	4,000,000	3,675,843
Kia Corp.
1.00%, 04/16/2024(d)	2,850,000	2,663,155
Nissan Motor Co., Ltd.
3.04%, 09/15/2023(d)	4,685,000	4,525,652
3.52%, 09/17/2025(d)	4,000,000	3,550,801
Volkswagen Group of America Finance LLC
0.75%, 11/23/2022(d)	1,500,000	1,495,792
0.88%, 11/22/2023(d)	2,500,000	2,380,436
1D US SOFR + 0.95%,
06/07/2024(b)(d)	5,000,000	4,984,971
Total Automobiles Manufacturing		45,439,632
Banks (4.53%)
Bank of Ireland Group PLC
1Y US TI + 2.65%,
09/16/2026(b)(d)	4,000,000	3,861,065
Citizens Bank NA
1D US SOFR + 1.45%,
10/24/2025(b)	4,810,000	4,846,346
Danske Bank A/S
5.38%, 01/12/2024(d)	250,000	246,440
1Y US TI + 1.03%,
12/08/2023(b)(d)	1,000,000	994,028
Discover Bank
3.35%, 02/06/2023	2,110,000	2,099,818
Fifth Third Bank NA
1D US SOFR + 1.23%,
10/27/2025(b)	2,000,000	2,003,344
First Horizon Corp.
3.55%, 05/26/2023	500,000	494,659
First-Citizens Bank & Trust Co.
1D US SOFR + 3.83%,
06/19/2024(b)	5,963,000	5,873,918
FNB Corp.
2.20%, 02/24/2023	200,000	197,781
KeyCorp
1D US SOFR + 1.25%,
05/23/2025(b)	1,000,000	970,121
Lloyds Banking Group PLC
1Y US TI + 0.55%, 05/11/2024(b)	2,000,000	1,939,695
National Bank of Canada
1Y US TI + 0.40%, 11/15/2024(b)	3,000,000	2,843,991
NatWest Markets PLC
0.80%, 08/12/2024(d)	1,000,000	913,906
Synovus Financial Corp.
5.20%, 08/11/2025	3,450,000	3,362,171
Truist Financial Corp.
1D US SOFR + 0.40%,
06/09/2025(b)	2,000,000	1,957,555

See Notes to Financial Statements.

20 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
UniCredit SpA
7.83%, 12/04/2023(d)	$1,775,000	$1,768,580
Wells Fargo & Co.
4.13%, 08/15/2023	300,000	297,719
Total Banks		34,671,137
Biotechnology (0.13%)
Roche Holdings, Inc.
1D US SOFR + 0.24%,
03/05/2024(b)(d)	1,000,000	993,526

Cable & Satellite (0.59%)
Charter Communications Operating LLC / Charter Communications

Operating Capital
3M US L + 1.65%, 02/01/2024(b)	3,530,000	3,553,806
Comcast Corp
5.25%, 11/07/2025	1,000,000	999,700
Total Cable & Satellite		4,553,506

Casinos & Gaming (0.37%)
MGM Resorts International
6.75%, 05/01/2025	2,843,000	2,810,490

Chemicals (2.82%)
Avient Corp.
5.75%, 05/15/2025(d)	3,826,000	3,749,901
Celanese US Holdings LLC
5.90%, 07/05/2024	6,500,000	6,388,758
6.05%, 03/15/2025	2,000,000	1,945,949
International Flavors & Fragrances, Inc.
1.23%, 10/01/2025(d)	2,000,000	1,733,335
LG Chem, Ltd.
4.38%, 07/14/2025(d)	1,500,000	1,450,723
Sherwin-Williams Co.
4.05%, 08/08/2024	3,000,000	2,944,537
4.25%, 08/08/2025	3,000,000	2,920,427
Westlake Corp.
0.88%, 08/15/2024	500,000	464,061
Total Chemicals		21,597,691

Commercial Finance (2.17%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust
6.50%, 07/15/2025	9,600,000	9,456,252
1D US SOFR + 0.68%,
09/29/2023(b)	2,000,000	1,957,555
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(d)	5,135,000	5,111,636
Total Commercial Finance		16,525,443

Construction Materials Manufacturing (0.96%)
Carlisle Cos., Inc.
0.55%, 09/01/2023	1,000,000	962,557
Martin Marietta Materials, Inc.
0.65%, 07/15/2023	6,540,000	6,326,887
	Principal	Value
	Amount	(Note 2)
Total Construction Materials Manufacturing		7,289,444
Consumer Finance (2.15%)
Ally Financial, Inc.
1.45%, 10/02/2023	$4,730,000	$4,536,804
American Express Co.
2.25%, 03/04/2025	3,000,000	2,787,065
3.38%, 05/03/2024	3,000,000	2,910,712
SOFRINDX + 0.23%,
11/03/2023(b)	2,000,000	1,985,931
Capital One Financial Corp.
2.60%, 05/11/2023	400,000	394,734
Fidelity National Information Services, Inc.
0.38%, 03/01/2023	2,000,000	1,968,960
0.60%, 03/01/2024	2,000,000	1,881,321
Total Consumer Finance		16,465,527
Consumer Products (0.55%)
GSK Consumer Healthcare Capital UK PLC
3.13%, 03/24/2025(d)	4,000,000	3,769,176
Unilever Capital Corp.
0.63%, 08/12/2024	500,000	465,340
Total Consumer Products		4,234,516
Consumer Services (0.06%)
Cintas Corp. No 2
3.45%, 05/01/2025	500,000	482,404

Containers & Packaging (0.17%)
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(d)	1,308,000	1,302,884

Department Stores (0.62%)
Nordstrom, Inc.
Series WI
2.30%, 04/08/2024	5,000,000	4,698,850

Design, Manufacturing & Distribution (0.36%)
TD SYNNEX Corp.
1.25%, 08/09/2024	3,000,000	2,774,519

Diversified Banks (5.71%)
Banco Santander SA
1Y US TI + 0.45%, 06/30/2024(b)	1,000,000	960,360
Bank of America Corp.
1D US SOFR + 0.65%,
12/06/2025(b)	1,000,000	911,286
1D US SOFR + 0.69%,
04/22/2025(b)	4,000,000	3,933,654
3M BSBY + 0.43%, 05/28/2024(b)	3,000,000	2,954,910
Bank of Nova Scotia
3.45%, 04/11/2025	3,000,000	2,860,352
Barclays PLC
1Y US TI + 0.80%, 12/10/2024(b)	3,000,000	2,809,518

See Notes to Financial Statements.

21 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Citigroup, Inc.
1D US SOFR + 0.669%,
05/01/2025(b)	$3,000,000	$2,770,557
HSBC Holdings PLC
1D US SOFR + 0.534%,
08/17/2024(b)	2,000,000	1,896,827
1D US SOFR + 0.58%,
11/22/2024(b)	5,000,000	4,827,928
JPMorgan Chase & Co.
1D US SOFR + 0.535%,
06/01/2025(b)	2,000,000	1,958,366
1D US SOFR + 1.46%,
06/01/2024(b)	6,000,000	5,858,932
Series FRN
1D US SOFR + 0.58%,
06/23/2025(b)	2,000,000	1,955,900
Mitsubishi UFJ Financial Group, Inc.
1Y US TI + 1.70%, 07/18/2025(b)	3,000,000	2,943,910
Mizuho Financial Group, Inc.
0.87% - 1D US SOFR,
09/08/2024(b)	1,000,000	955,530
1.25% - 1D US SOFR,
07/10/2024(b)	1,000,000	967,039
NatWest Group PLC
1Y US TI + 2.15%, 05/22/2024(b)	1,000,000	973,030
Standard Chartered PLC
1D US SOFR + 0.93%,
11/23/2025(b)(d)	4,000,000	3,851,512
Total Diversified Banks		43,389,611

Electrical Equipment Manufacturing (0.13%)
Siemens Financieringsmaatschappij
NV
0.40%, 03/11/2023(d)	1,000,000	984,305

Entertainment Resources (0.26%)
Vail Resorts, Inc.
6.25%, 05/15/2025(d)	2,000,000	1,994,420

Exploration & Production (0.13%)
Pioneer Natural Resources Co.
0.55%, 05/15/2023	1,000,000	975,860

Financial Services (8.33%)
Bank of New York Mellon Corp.
Series J
1D US SOFR + 0.20%,
10/25/2024(b)	5,000,000	4,918,197
Credit Suisse Group AG
1D US SOFR + 2.044%,
06/05/2026(b)(d)	7,534,000	6,353,411
1D US SOFR + 3.34%,
07/15/2026(b)(d)	3,000,000	2,792,899
	Principal	Value
	Amount	(Note 2)
Goldman Sachs Group, Inc.
Series VAR
1D US SOFR + 0.538%,
11/17/2023(b)	$1,865,000	$1,860,232
0.52%, 03/08/2023	2,000,000	1,968,582
5.70%, 11/01/2024	3,800,000	3,801,210
1D US SOFR + 0.49%,
10/21/2024(b)	3,000,000	2,936,328
1D US SOFR + 0.50%,
09/10/2024(b)	2,500,000	2,453,898
1D US SOFR + 0.62%,
12/06/2023(b)	3,000,000	2,977,497
1D US SOFR + 0.70%,
01/24/2025(b)	3,000,000	2,949,742
Morgan Stanley
4.88%, 11/01/2022	500,000	500,000
1D US SOFR + 0.525%,
05/30/2025(b)	3,000,000	2,749,791
1D US SOFR + 0.625%,
01/24/2025(b)	5,000,000	4,909,131
Series GMTN
1D US SOFR + 0.509%,
01/22/2025(b)	5,000,000	4,668,813
Nasdaq, Inc.
0.45%, 12/21/2022	2,000,000	1,988,423
National Securities Clearing Corp.
0.40%, 12/07/2023(d)	1,980,000	1,885,118
UBS AG/London
1D US SOFR + 0.32%,
06/01/2023(b)(d)	1,000,000	997,912
UBS Group AG
1Y US TI + 0.83%,
07/30/2024(b)(d)	1,000,000	962,575
1Y US TI + 1.55%,
05/12/2026(b)(d)	2,000,000	1,900,100
1Y US TI + 1.60%,
08/05/2025(b)(d)	5,000,000	4,832,202
USAA Capital Corp.
0.50%, 05/01/2024(d)	2,000,000	1,871,112
1.50%, 05/01/2023(d)	500,000	491,404
3.38%, 05/01/2025(d)	3,000,000	2,879,596
Total Financial Services		63,648,173
Food & Beverage (2.66%)
Cargill, Inc.
4.88%, 10/10/2025(d)	1,000,000	992,187
Conagra Brands, Inc.
0.50%, 08/11/2023	2,000,000	1,924,449
Constellation Brands, Inc.
3.60%, 05/09/2024	3,000,000	2,936,313
Hormel Foods Corp.
0.65%, 06/03/2024	2,000,000	1,868,728
JDE Peet's NV
0.80%, 09/24/2024(d)	1,000,000	907,610
Keurig Dr Pepper, Inc.
0.75%, 03/15/2024	1,000,000	942,394

See Notes to Financial Statements.

22 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Mondelez International Holdings
Netherlands BV
4.25%, 09/15/2025(d)	$3,000,000	$2,918,018
Mondelez International, Inc.
2.13%, 03/17/2024	3,000,000	2,876,742
Nestle Holdings, Inc.
4.00%, 09/12/2025(d)	5,000,000	4,907,578
Total Food & Beverage		20,274,019

Forest & Paper Products Manufacturing (0.21%)
Georgia-Pacific LLC
0.63%, 05/15/2024(d)	1,750,000	1,631,003

Hardware (0.75%)
Teledyne Technologies, Inc.
0.65%, 04/01/2023	3,000,000	2,946,696
0.95%, 04/01/2024	3,000,000	2,806,676
Total Hardware		5,753,372

Health Care Facilities & Services (0.36%)
AmerisourceBergen Corp.
0.74%, 03/15/2023	885,000	870,971
Cigna Corp.
0.61%, 03/15/2024	2,000,000	1,882,634
Total Health Care Facilities & Services		2,753,605

Industrial Other (1.02%)
Honeywell International, Inc.
4.85%, 11/01/2024	5,000,000	4,999,711
Parker-Hannifin Corp.
3.65%, 06/15/2024	1,000,000	972,944
Quanta Services, Inc.
0.95%, 10/01/2024	2,000,000	1,823,677
Total Industrial Other		7,796,332

Leisure Products Manufacturing (0.50%)
Brunswick Corp.
0.85%, 08/18/2024	2,000,000	1,831,104
Mattel, Inc.
3.15%, 03/15/2023	2,000,000	1,978,678
Total Leisure Products Manufacturing		3,809,782

Life Insurance (0.12%)
Security Benefit Global Funding
1.25%, 05/17/2024(d)	1,000,000	929,924

Managed Care (0.63%)
Humana, Inc.
0.65%, 08/03/2023	5,014,000	4,844,371

Mass Merchants (0.26%)
Dollar General Corp.
4.25%, 09/20/2024	2,000,000	1,965,435
	Principal	Value
	Amount	(Note 2)
Medical Equipment & Devices Manufacturing (1.90%)
Baxter International, Inc.
SOFRINDX + 0.26%,
12/01/2023(b)	$2,000,000	$1,982,586
Illumina, Inc.
0.55%, 03/23/2023	2,000,000	1,963,123
PerkinElmer, Inc.
0.55%, 09/15/2023	2,000,000	1,922,519
Thermo Fisher Scientific, Inc.
0.80%, 10/18/2023	5,000,000	4,799,080
SOFRINDX + 0.53%,
10/18/2024(b)	2,000,000	1,979,115
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/2024	2,000,000	1,845,395
Total Medical Equipment & Devices Manufacturing		14,491,818
Metals & Mining (0.71%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	5,592,000	5,393,655

Pharmaceuticals (0.17%)
AbbVie, Inc.
2.30%, 11/21/2022	1,286,000	1,284,286

Pipeline (4.35%)
Buckeye Partners LP
4.15%, 07/01/2023	10,040,000	9,935,433
4.35%, 10/15/2024	750,000	715,162
Energy Transfer LP
3.45%, 01/15/2023	1,500,000	1,495,312
4.50%, 04/15/2024	900,000	884,374
Gray Oak Pipeline LLC
2.00%, 09/15/2023(d)	2,315,000	2,240,941
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(d)	8,184,000	7,877,679
Targa Resources Partners LP / Targa
Resources Partners Finance
Corp.
6.50%, 07/15/2027	5,786,000	5,755,479
TransCanada PipeLines, Ltd.
1.00%, 10/12/2024	1,500,000	1,377,675
Western Midstream Operating LP
3M US L + 1.10%, 01/13/2023(b)	2,935,000	2,920,412
Total Pipeline		33,202,467
Power Generation (1.28%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	4,877,000	4,580,905
NRG Energy, Inc.
2.00%, 12/02/2025(d)	500,000	440,819
Vistra Operations Co. LLC
4.88%, 05/13/2024(d)	5,000,000	4,872,550
Total Power Generation		9,894,274

See Notes to Financial Statements.

23 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Publishing & Broadcasting (0.19%)
Nexstar Media, Inc.
5.63%, 07/15/2027(d)	$1,500,000	$1,419,488

Railroad (0.12%)
Canadian Pacific Railway Co.
1.35%, 12/02/2024	1,000,000	923,342

Real Estate (2.28%)
GLP Capital LP / GLP Financing II, Inc.
5.38%, 11/01/2023	1,770,000	1,752,265
Public Storage
1D US SOFR + 0.47%,
04/23/2024(b)	2,000,000	1,983,805
Realogy Group LLC / Realogy Co.-
Issuer Corp.
4.88%, 06/01/2023(d)	1,700,000	1,698,810
VICI Properties LP
4.38%, 05/15/2025	10,500,000	9,987,763
VICI Properties LP / VICI Note Co., Inc.
5.63%, 05/01/2024(d)	2,000,000	1,976,620
Total Real Estate		17,399,263

Refining & Marketing (0.43%)
HF Sinclair Corp.
2.63%, 10/01/2023	3,434,000	3,312,331

Restaurants (0.13%)
Starbucks Corp.
SOFR + 0.42%, 02/14/2024(b)	1,000,000	996,019

Retail - Consumer Discretionary (0.12%)
Genuine Parts Co.
1.75%, 02/01/2025	1,000,000	922,751

Semiconductors (0.90%)
Analog Devices, Inc.
1D US SOFR + 0.25%,
10/01/2024(b)	2,000,000	1,968,799
Marvell Technology, Inc.
4.20%, 06/22/2023	2,000,000	1,985,655
Microchip Technology, Inc.
0.97%, 02/15/2024	1,000,000	941,073
Skyworks Solutions, Inc.
0.90%, 06/01/2023	2,000,000	1,943,000
Total Semiconductors		6,838,527

Software & Services (0.38%)
Intuit, Inc.
0.65%, 07/15/2023	1,000,000	970,475
VMware, Inc.
0.60%, 08/15/2023	2,000,000	1,925,906
Total Software & Services		2,896,381
	Principal	Value
	Amount	(Note 2)
Supermarkets & Pharmacies (0.48%)
7-Eleven, Inc.
0.63%, 02/10/2023(d)	$500,000	$493,911
0.80%, 02/10/2024(d)	3,350,000	3,160,150
Total Supermarkets & Pharmacies		3,654,061
Transportation & Logistics (0.25%)
PACCAR Financial Corp.
0.35%, 08/11/2023	1,000,000	966,206
0.80%, 06/08/2023	1,000,000	977,035
Total Transportation & Logistics		1,943,241
Utilities (4.86%)
American Electric Power Co., Inc.
2.03%, 03/15/2024	3,000,000	2,864,906
Atmos Energy Corp.
0.63%, 03/09/2023	2,550,000	2,513,412
3M US L + 0.38%, 03/09/2023(b)	1,795,000	1,790,900
Black Hills Corp.
1.04%, 08/23/2024	3,000,000	2,770,537
CenterPoint Energy Resources Corp.
0.70%, 03/02/2023	2,707,000	2,669,652
DTE Energy Co.
4.22%, 11/01/2024(c)	2,000,000	1,953,734
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/2023	5,000,000	4,930,582
ONE Gas, Inc.
0.85%, 03/11/2023	750,000	738,977
1.10%, 03/11/2024	3,850,000	3,643,369
Pacific Gas and Electric Co.
3.25%, 02/16/2024	4,000,000	3,867,141
SOFRINDX + 1.15%,
11/14/2022(b)	3,497,000	3,494,565
Southern Co.
4.48%, 08/01/2024(c)	3,000,000	2,951,316
WEC Energy Group, Inc.
0.80%, 03/15/2024	3,000,000	2,820,749
Total Utilities		37,009,840
Waste & Environment Services & Equipment (0.29%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	2,340,000	2,231,050

Wireless Telecommunications Services (0.55%)
AT&T, Inc.
0.90%, 03/25/2024	2,000,000	1,889,060
Sprint Corp.
7.88%, 09/15/2023	2,239,000	2,278,727
Total Wireless Telecommunications Services		4,167,787
Wireline Telecommunications Services (0.26%)
NTT Finance Corp.
0.37%, 03/03/2023(d)	2,000,000	1,970,778

TOTAL CORPORATE BONDS
(Cost $512,789,094)		493,062,859

See Notes to Financial Statements.

24 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
GOVERNMENT BONDS (33.03%)

U.S. Treasury Bonds (33.03%)
United States Treasury Notes
0.88%, 01/31/2024	$8,986,000	$8,576,540
1.13%, 01/15/2025	9,286,000	8,634,166
1.50%, 02/29/2024	21,082,000	20,241,191
1.75%, 03/15/2025	19,831,000	18,632,619
2.25%, 03/31/2024	11,209,000	10,842,518
2.50%, 04/30/2024	20,931,000	20,288,353
2.50%, 05/31/2024	20,702,000	20,034,441
2.63%, 04/15/2025	14,440,000	13,829,120
2.75%, 05/15/2025	15,576,000	14,939,574
3.00%, 06/30/2024	14,556,000	14,178,454
3.00%, 07/31/2024	21,763,000	21,185,345
3.00%, 07/15/2025	13,617,000	13,116,735
3.13%, 08/15/2025	7,518,000	7,259,569
3.25%, 08/31/2024	23,195,000	22,668,583
3.50%, 09/15/2025	3,874,000	3,776,847
4.25%, 09/30/2024	34,157,000	33,986,216
Total U.S. Treasury Bonds		252,190,271

TOTAL GOVERNMENT BONDS
(Cost $259,273,120)		252,190,271

MUNICIPAL BONDS (0.01%)

City of San Francisco CA Public
Utilities Commission Water
Revenue
1.95%, 11/01/2022	100,000	100,000

TOTAL MUNICIPAL BONDS
(Cost $100,000)		100,000

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.06%)

Money Market Fund (0.06%)
Morgan Stanley
Institutional Liquidity
Funds - Government
Portfolio	2.89%	461,529	$461,529

TOTAL SHORT TERM INVESTMENTS
(Cost $461,529)			461,529

TOTAL INVESTMENTS (99.52%)
(Cost $787,347,956)			$759,837,672

Other Assets In Excess Of Liabilities (0.48%)			3,689,903

NET ASSETS (100.00%)			$763,527,575

Investment Abbreviations:

BSBY - Bloomberg Short-Term Bank Yield

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

1D US SOFR - 1 Day SOFR as of October 31, 2022 was 3.05%

3M BSBY - 3 Month BSBY as of October 31, 2022 was 4.28%

1Y US TI - 1 Year US TI as of October 31, 2022 was 4.66%

10Y US TI - 10 Year US TI as of October 31, 2022 was 4.10%

(a)	Issued with zero coupon.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2022.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate fair value of those securities was $132,168,840, representing 17.31% of net assets.

See Notes to Financial Statements.

25 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.70%)

Fannie Mae
Series 1993-31, Class PN,
7.000%, 09/25/2023	$39,024	$39,037
Series 1997-22, Class F,
0.825%, 03/25/2027(a)	315	314
Series 1997-76, Class FO,
1M US L + 0.50%,
09/17/2027(a)	13,143	13,116
Series 1999-58, Class F,
1M US L + 0.40%,
11/18/2029(a)	39,629	39,264
Series 2000-40, Class FA,
1M US L + 0.50%,
07/25/2030(a)	15,282	15,184
Series 2000-45, Class F,
1M US L + 0.45%,
12/25/2030(a)	13,691	13,572
Series 2001-27, Class F,
1M US L + 0.50%,
06/25/2031(a)	10,771	10,523
Series 2001-29, Class Z,
6.500%, 07/25/2031	61,176	62,974
Series 2001-51, Class OD,
6.500%, 10/25/2031	17,099	17,148
Series 2001-52, Class XZ,
6.500%, 10/25/2031	22,752	23,552
Series 2001-59, Class F,
1M US L + 0.60%,
11/25/2031(a)	100,552	100,079
Series 2001-60, Class OF,
1M US L + 0.95%,
10/25/2031(a)	11,776	11,851
Series 2001-63, Class TC,
6.000%, 12/25/2031	19,999	20,057
Series 2001-63, Class FD,
1M US L + 0.60%,
12/18/2031(a)	12,572	12,525
Series 2001-68, Class PH,
6.000%, 12/25/2031	15,662	15,853
Series 2001-71, Class FS,
1M US L + 0.60%,
11/25/2031(a)	58,577	58,311
Series 2001-71, Class FE,
1M US L + 0.65%,
11/25/2031(a)	71,628	71,427
Series 2001-81, Class GE,
6.000%, 01/25/2032	13,801	14,056
Series 2002-11, Class JF,
1M US L + 0.73%,
03/25/2032(a)	43,198	43,168
Series 2002-12, Class FH,
1M US L + 1.05%,
01/25/2032(a)	48,760	49,149
	Principal Amount	Value (Note 2)
Series 2002-13, Class FE,
1M US L + 0.90%,
03/25/2032(a)	$49,230	$49,431
Series 2002-16, Class TM,
7.000%, 04/25/2032	12,554	13,111
Series 2002-17, Class JF,
1M US L + 1.00%,
04/25/2032(a)	27,359	27,542
Series 2002-18, Class FD,
1M US L + 0.80%,
02/25/2032(a)	45,276	45,355
Series 2002-23, Class FA,
1M US L + 0.90%,
04/25/2032(a)	40,802	41,008
Series 2002-34, Class EO,
–%, 05/18/2032(b)	39,850	36,637
Series 2002-36, Class FS,
1M US L + 0.50%,
06/25/2032(a)	27,502	27,455
Series 2002-44, Class FJ,
1M US L + 1.00%,
04/25/2032(a)	70,227	70,817
Series 2002-47, Class FC,
1M US L + 0.60%,
11/25/2031(a)	13,762	13,689
Series 2002-48, Class F,
1M US L + 1.00%,
07/25/2032(a)	43,212	43,575
Series 2002-49, Class FC,
1M US L + 1.00%,
11/18/2031(a)	38,828	39,142
Series 2002-60, Class FV,
1M US L + 1.00%,
04/25/2032(a)	101,553	102,258
Series 2002-63, Class EZ,
6.000%, 10/25/2032	6,595	6,743
Series 2002-64, Class PG,
5.500%, 10/25/2032	55,828	56,244
Series 2002-68, Class AF,
1M US L + 1.00%,
10/25/2032(a)	19,038	19,198
Series 2002-7, Class FC,
1M US L + 0.75%,
01/25/2032(a)	58,014	58,021
Series 2002-71, Class AQ,
4.000%, 11/25/2032	39,401	38,318
Series 2002-8, Class FA,
1M US L + 0.75%,
03/18/2032(a)	17,165	17,168
Series 2002-80, Class CZ,
4.500%, 09/25/2032	98,219	92,594
Series 2002-9, Class FW,
1M US L + 0.55%,
03/25/2032(a)	13,715	13,468

See Notes to Financial Statements.

26 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2002-91, Class F,
1M US L + 0.55%,
01/25/2033(a)	$20,568	$20,404
Series 2003-107, Class FD,
1M US L + 0.50%,
11/25/2033(a)	12,851	12,728
Series 2003-110, Class CK,
3.000%, 11/25/2033	24,624	23,114
Series 2003-116, Class FA,
1M US L + 0.40%,
11/25/2033(a)	27,897	27,587
Series 2003-119, Class FH,
1M US L + 0.50%,
12/25/2033(a)	42,158	41,761
Series 2003-119, Class ZP,
4.000%, 12/25/2033	63,854	60,082
Series 2003-128, Class MF,
1M US L + 0.60%,
01/25/2034(a)	53,551	53,270
Series 2003-131, Class CH,
5.500%, 01/25/2034	77,231	77,097
Series 2003-134, Class FC,
1M US L + 0.60%,
12/25/2032(a)	30,551	30,395
Series 2003-14, Class AN,
3.500%, 03/25/2033	48,814	47,878
Series 2003-14, Class AP,
4.000%, 03/25/2033	73,222	71,988
Series 2003-19, Class MB,
4.000%, 05/25/2031	36,441	35,056
Series 2003-21, Class OG,
4.000%, 01/25/2033	27,982	27,303
Series 2003-22, Class BZ,
6.000%, 04/25/2033	24,932	25,396
Series 2003-27, Class EK,
5.000%, 04/25/2033	28,729	28,724
Series 2003-30, Class JQ,
5.500%, 04/25/2033	29,924	29,893
Series 2003-32, Class UJ,
5.500%, 05/25/2033	44,043	43,900
Series 2003-41, Class OB,
4.000%, 05/25/2033	100,571	94,413
Series 2003-41, Class OZ,
3.750%, 05/25/2033	129,707	115,922
Series 2003-42, Class JH,
5.500%, 05/25/2033	71,296	69,937
Series 2003-46, Class PJ,
5.500%, 06/25/2033	33,851	34,005
Series 2003-47, Class PE,
5.750%, 06/25/2033	45,662	45,833
Series 2003-64, Class JK,
3.500%, 07/25/2033	51,004	47,542
Series 2003-64, Class ZC,
5.000%, 07/25/2033	31,044	30,669
Series 2003-71, Class HD,
5.500%, 08/25/2033	149,889	149,668
	Principal	Value
	Amount	(Note 2)
Series 2003-76, Class EZ,
5.000%, 08/25/2033	$145,034	$143,276
Series 2003-94, Class CE,
5.000%, 10/25/2033	9,392	9,317
Series 2004-101, Class TB,
5.500%, 01/25/2035	124,032	124,320
Series 2004-14, Class QB,
5.250%, 03/25/2034	171,422	170,934
Series 2004-17, Class DZ,
5.500%, 04/25/2034	22,097	22,135
Series 2004-17, Class BA,
6.000%, 04/25/2034	118,388	121,398
Series 2004-26, Class CG,
4.500%, 08/25/2033	3,070	3,037
Series 2004-36, Class CB,
5.000%, 05/25/2034	101,218	99,225
Series 2004-36, Class FA,
1M US L + 0.40%,
05/25/2034(a)	28,739	28,421
Series 2004-53, Class FC,
1M US L + 0.45%,
07/25/2034(a)	194,555	192,024
Series 2004-54, Class FL,
1M US L + 0.40%,
07/25/2034(a)	136,951	135,771
Series 2004-60, Class AC,
5.500%, 04/25/2034	108,000	107,184
Series 2004-68, Class LC,
5.000%, 09/25/2029	40,850	40,453
Series 2004-77, Class AY,
4.500%, 10/25/2034	17,941	17,566
Series 2004-82, Class HK,
5.500%, 11/25/2034	51,751	52,079
Series 2004-92, Class TB,
5.500%, 12/25/2034	87,665	88,404
Series 2005-110, Class MP,
5.500%, 12/25/2035	21,356	21,558
Series 2005-120, Class FE,
1M US L + 0.52%,
01/25/2036(a)	24,008	23,766
Series 2005-122, Class PY,
6.000%, 01/25/2036	276,847	280,502
Series 2005-17, Class EZ,
4.500%, 03/25/2035	154,781	145,357
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	24,647
Series 2005-29, Class ZA,
5.500%, 04/25/2035	67,875	69,879
Series 2005-3, Class CH,
5.250%, 02/25/2035	77,032	77,413
Series 2005-35, Class DZ,
5.000%, 04/25/2035	142,978	142,005
Series 2005-48, Class TD,
5.500%, 06/25/2035	132,921	134,062

See Notes to Financial Statements.

27 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2005-59, Class DF,
1M US L + 0.20%,
05/25/2035(a)	$531	$531
Series 2005-62, Class ZD,
5.000%, 06/25/2035	118,734	117,285
Series 2005-62, Class JC,
5.000%, 05/25/2035	1,093	1,090
Series 2005-62, Class GZ,
5.750%, 07/25/2035	443,141	448,588
Series 2005-62, Class JE,
5.000%, 06/25/2035	10,061	10,034
Series 2005-64, Class PL,
5.500%, 07/25/2035	84,706	85,074
Series 2005-68, Class PG,
5.500%, 08/25/2035	31,607	31,754
Series 2005-68, Class BE,
5.250%, 08/25/2035	93,646	92,615
Series 2005-68, Class CZ,
5.500%, 08/25/2035	330,401	328,349
Series 2005-69, Class GZ,
4.500%, 08/25/2035	31,948	30,944
Series 2005-7, Class MZ,
4.750%, 02/25/2035	48,118	47,218
Series 2005-70, Class KP,
5.000%, 06/25/2035	56,474	55,834
Series 2005-70, Class NA,
5.500%, 08/25/2035	13,112	13,226
Series 2005-72, Class FB,
1M US L + 0.25%,
08/25/2035(a)	15,687	15,506
Series 2005-79, Class DB,
5.500%, 09/25/2035	81,177	81,223
Series 2005-83, Class QP,
17.394% - 1M US L,
11/25/2034(a)	123,764	119,722
Series 2005-84, Class XM,
5.750%, 10/25/2035	75,894	76,298
Series 2005-89, Class F,
1M US L + 0.30%,
10/25/2035(a)	22,714	22,377
Series 2005-99, Class FA,
1M US L + 0.30%,
11/25/2035(a)	28,224	28,095
Series 2005-99, Class ZA,
5.500%, 12/25/2035	113,858	118,087
Series 2006-112, Class QC,
5.500%, 11/25/2036	20,991	21,154
Series 2006-114, Class HE,
5.500%, 12/25/2036	94,647	95,283
Series 2006-115, Class EF,
1M US L + 0.36%,
12/25/2036(a)	16,751	16,453
Series 2006-16, Class HZ,
5.500%, 03/25/2036	257,392	255,784
	Principal	Value
	Amount	(Note 2)
Series 2006-39, Class EF,
1M US L + 0.40%,
05/25/2036(a)	$16,280	$16,055
Series 2006-46, Class UD,
5.500%, 06/25/2036	33,000	33,082
Series 2006-48, Class TF,
1M US L + 0.40%,
06/25/2036(a)	40,396	39,762
Series 2006-48, Class DZ,
6.000%, 06/25/2036	157,670	165,445
Series 2006-56, Class F,
1M US L + 0.30%,
07/25/2036(a)	12,725	12,537
Series 2006-63, Class QH,
5.500%, 07/25/2036	31,475	31,739
Series 2006-70, Class AF,
1M US L + 0.40%,
08/25/2036(a)	89,942	88,447
Series 2006-71, Class ZH,
6.000%, 07/25/2036	43,214	44,291
Series 2006-95, Class FH,
1M US L + 0.45%,
10/25/2036(a)	28,476	28,079
Series 2007-100, Class YF,
1M US L + 0.55%,
10/25/2037(a)	15,958	15,791
Series 2007-109, Class GF,
1M US L + 0.68%,
12/25/2037(a)	49,674	49,439
Series 2007-111, Class FC,
1M US L + 0.60%,
12/25/2037(a)	34,517	34,329
Series 2007-117, Class FM,
1M US L + 0.70%,
01/25/2038(a)	51,911	51,737
Series 2007-12, Class BZ,
6.000%, 03/25/2037	427,367	430,076
Series 2007-12, Class ZA,
6.000%, 03/25/2037	154,943	149,190
Series 2007-14, Class GZ,
5.500%, 03/25/2037	168,870	169,306
Series 2007-18, Class MZ,
6.000%, 03/25/2037	153,649	152,444
Series 2007-22, Class FC,
1M US L + 0.42%,
03/25/2037(a)	73,001	71,690
Series 2007-26, Class ZB,
5.500%, 04/25/2037	279,450	278,191
Series 2007-30, Class MB,
4.250%, 04/25/2037	68,175	67,070
Series 2007-33, Class HE,
5.500%, 04/25/2037	41,358	41,434
Series 2007-34, Class F,
1M US L + 0.39%,
04/25/2037(a)	25,160	24,716

See Notes to Financial Statements.

28 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2007-41, Class FA,
1M US L + 0.40%,
05/25/2037(a)	$11,524	$11,338
Series 2007-5, Class PD,
6.000%, 02/25/2037	89,031	88,382
Series 2007-51, Class CP,
5.500%, 06/25/2037	27,402	27,569
Series 2007-51, Class PB,
5.500%, 06/25/2037	32,000	31,208
Series 2007-55, Class PH,
6.000%, 06/25/2047	336,231	342,412
Series 2007-57, Class FA,
1M US L + 0.23%,
06/25/2037(a)	25,397	24,950
Series 2007-6, Class FC,
1M US L + 0.42%,
02/25/2037(a)	40,718	40,013
Series 2007-63, Class VZ,
5.500%, 07/25/2037	194,113	194,666
Series 2007-63, Class FC,
1M US L + 0.35%,
07/25/2037(a)	24,097	23,617
Series 2007-65, Class ZE,
5.500%, 07/25/2037	102,120	101,474
Series 2007-65, Class KF,
1M US L + 0.38%,
07/25/2037(a)	50,879	49,933
Series 2007-70, Class FA,
1M US L + 0.35%,
07/25/2037(a)	27,457	26,943
Series 2007-77, Class JE,
6.000%, 08/25/2037	373,302	367,309
Series 2007-85, Class FL,
1M US L + 0.54%,
09/25/2037(a)	31,682	31,338
Series 2007-85, Class FC,
1M US L + 0.54%,
09/25/2037(a)	116,643	115,702
Series 2007-86, Class FA,
1M US L + 0.45%,
09/25/2037(a)	32,088	31,704
Series 2007-9, Class FB,
1M US L + 0.35%,
03/25/2037(a)	30,541	29,929
Series 2008-18, Class FA,
1M US L + 0.90%,
03/25/2038(a)	214,287	215,025
Series 2008-24, Class WD,
5.500%, 02/25/2038	153,997	153,337
Series 2008-25, Class EF,
1M US L + 0.95%,
04/25/2038(a)	44,668	44,930
Series 2008-27, Class B,
5.500%, 04/25/2038	725,676	734,313
Series 2008-46, Class LA,
5.500%, 06/25/2038	11,731	11,551
	Principal	Value
	Amount	(Note 2)
Series 2008-66, Class FT,
1M US L + 0.95%,
08/25/2038(a)	$25,014	$25,161
Series 2008-86, Class FC,
1M US L + 1.10%,
12/25/2038(a)	186,875	184,173
Series 2009-10, Class AB,
5.000%, 03/25/2024	10,349	10,302
Series 2009-103, Class FM,
1M US L + 0.70%,
11/25/2039(a)	42,538	42,467
Series 2009-104, Class FA,
1M US L + 0.80%,
12/25/2039(a)	42,387	42,120
Series 2009-11, Class MP,
7.000%, 03/25/2049	106,651	109,166
Series 2009-110, Class FG,
1M US L + 0.75%,
01/25/2040(a)	106,013	106,023
Series 2009-111, Class CY,
5.000%, 03/25/2038	133,000	125,826
Series 2009-36, Class MX,
5.000%, 06/25/2039	58,000	58,403
Series 2009-39, Class Z,
6.000%, 06/25/2039	2,116,608	2,172,630
Series 2009-47, Class BN,
4.500%, 07/25/2039	38,293	37,170
Series 2009-62, Class WA,
5.581%, 08/25/2039(a)	147,657	148,289
Series 2009-68, Class FD,
1M US L + 1.25%,
09/25/2039(a)	52,894	52,924
Series 2009-70, Class CO,
–%, 01/25/2037(b)	79,156	66,763
Series 2009-70, Class FA,
1M US L + 1.20%,
09/25/2039(a)	28,238	28,269
Series 2009-86, Class OT,
–%, 10/25/2037(b)	35,527	28,352
Series 2009-87, Class FG,
1M US L + 0.75%,
11/25/2039(a)	77,918	77,950
Series 2009-90, Class UZ,
4.500%, 11/25/2039	627,560	592,975
Series 2010-1, Class WA,
6.218%, 02/25/2040(a)	19,611	20,054
Series 2010-1, Class EL,
4.500%, 02/25/2040	286,537	262,112
Series 2010-102, Class HA,
4.000%, 09/25/2050	61,269	57,573
Series 2010-103, Class DZ,
4.500%, 09/25/2040	210,713	202,675
Series 2010-103, Class PJ,
4.500%, 09/25/2040	35,901	34,652

See Notes to Financial Statements.

29 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2010-111, Class FC,
1M US L + 0.52%,
10/25/2040(a)	$52,260	$51,619
Series 2010-118, Class GF,
1M US L + 0.55%,
10/25/2039(a)	32,554	32,537
Series 2010-118, Class LZ,
4.750%, 10/25/2040	35,674	34,368
Series 2010-122, Class JA,
7.000%, 07/25/2040	17,259	17,583
Series 2010-123, Class KU,
4.500%, 11/25/2040	163,486	162,867
Series 2010-123, Class FL,
1M US L + 0.43%,
11/25/2040(a)	21,345	21,088
Series 2010-129, Class PZ,
4.500%, 11/25/2040	33,086	29,638
Series 2010-130, Class BZ,
4.500%, 11/25/2040	1,351,211	1,236,918
Series 2010-137, Class XP,
4.500%, 10/25/2040	9,540	9,473
Series 2010-14, Class FJ,
1M US L + 0.60%,
03/25/2040(a)	43,417	43,313
Series 2010-141, Class LZ,
4.500%, 12/25/2040	665,862	611,710
Series 2010-141, Class MN,
4.000%, 12/25/2040	90,000	83,633
Series 2010-141, Class FB,
1M US L + 0.47%,
12/25/2040(a)	52,220	51,455
Series 2010-141, Class AL,
4.000%, 12/25/2040	55,030	51,823
Series 2010-142, Class FM,
1M US L + 0.47%,
12/25/2040(a)	17,481	17,210
Series 2010-154, Class JA,
3.000%, 11/25/2040	341,147	320,062
Series 2010-158, Class KF,
1M US L + 0.50%,
04/25/2040(a)	314	314
Series 2010-16, Class PL,
5.000%, 03/25/2040	71,000	71,363
Series 2010-19, Class PY,
5.000%, 03/25/2040	326,263	323,449
Series 2010-33, Class KN,
4.500%, 03/25/2040	47,811	46,511
Series 2010-37, Class CY,
5.000%, 04/25/2040	38,882	38,657
Series 2010-38, Class KD,
4.500%, 09/25/2039	1,767	1,751
Series 2010-39, Class EF,
1M US L + 0.52%,
06/25/2037(a)	40,177	39,793
Series 2010-45, Class WD,
5.000%, 05/25/2040	180,000	170,912
	Principal	Value
	Amount	(Note 2)
Series 2010-54, Class LX,
5.000%, 06/25/2040	$272,000	$272,216
Series 2010-57, Class HA,
3.500%, 02/25/2040	43,489	42,708
Series 2010-58, Class FY,
1M US L + 0.73%,
06/25/2040(a)	51,372	51,223
Series 2010-64, Class DM,
5.000%, 06/25/2040	45,407	45,383
Series 2010-67, Class BD,
4.500%, 06/25/2040	560,219	539,918
Series 2010-68, Class WB,
4.500%, 07/25/2040	85,000	77,520
Series 2010-82, Class WZ,
5.000%, 08/25/2040	368,538	366,211
Series 2010-9, Class ME,
5.000%, 02/25/2040	1,121,951	1,118,767
Series 2011-104, Class KH,
2.000%, 03/25/2039	59	59
Series 2011-114, Class B,
3.500%, 11/25/2041	174,253	163,760
Series 2011-121, Class JP,
4.500%, 12/25/2041	117,182	113,439
Series 2011-130, Class KB,
4.000%, 12/25/2041	39,935	37,377
Series 2011-132, Class PE,
4.500%, 12/25/2041	25,094	24,224
Series 2011-145, Class JA,
4.500%, 12/25/2041	9,161	9,030
Series 2011-15, Class AF,
1M US L + 0.51%,
03/25/2041(a)	24,135	23,831
Series 2011-17, Class PD,
4.000%, 03/25/2041	8,601	8,281
Series 2011-26, Class PA,
4.500%, 04/25/2041	111,673	109,358
Series 2011-27, Class ZD,
2.500%, 09/25/2040	162,927	138,382
Series 2011-3, Class FA,
1M US L + 0.68%,
02/25/2041(a)	164,949	162,971
Series 2011-30, Class ZA,
5.000%, 04/25/2041	591,221	574,443
Series 2011-43, Class B,
3.500%, 05/25/2031	22,635	21,524
Series 2011-45, Class ZA,
4.000%, 05/25/2031	21,034	20,057
Series 2011-47, Class GF,
1M US L + 0.57%,
06/25/2041(a)	122,771	121,827
Series 2011-5, Class PO,
–%, 09/25/2040(b)	9,808	6,861
Series 2011-55, Class BZ,
3.500%, 06/25/2041	219,333	204,811
Series 2011-74, Class UB,
4.000%, 07/25/2040	143,128	131,952

See Notes to Financial Statements.

30 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2011-75, Class HP,
2.500%, 07/25/2040	$6,860	$6,790
Series 2011-86, Class AF,
1M US L + 0.50%,
02/25/2040(a)	30,247	30,041
Series 2011-86, Class NF,
1M US L + 0.55%,
09/25/2041(a)	44,308	43,900
Series 2011-93, Class ST,
4.000%, 09/25/2041	21,401	20,536
Series 2011-93, Class GA,
4.000%, 04/25/2039	25,934	24,935
Series 2012-100, Class DB,
3.000%, 09/25/2042	146,426	129,442
Series 2012-103, Class PY,
3.000%, 09/25/2042	109,000	90,097
Series 2012-106, Class QN,
3.500%, 10/25/2042	60,587	54,608
Series 2012-108, Class PL,
3.000%, 10/25/2042	374,668	329,787
Series 2012-110, Class JB,
2.500%, 10/25/2042	204,000	147,964
Series 2012-111, Class B,
7.000%, 10/25/2042	89,276	92,971
Series 2012-112, Class DA,
3.000%, 10/25/2042	130,282	116,883
Series 2012-115, Class DY,
2.500%, 10/25/2042	225,000	171,824
Series 2012-120, Class AH,
2.500%, 02/25/2032	35,395	33,924
Series 2012-125, Class GY,
2.000%, 11/25/2042	269,000	197,656
Series 2012-128, Class NP,
2.500%, 11/25/2042	8,144	5,851
Series 2012-129, Class HT,
2.000%, 12/25/2032	37,096	31,989
Series 2012-13, Class JP,
4.500%, 02/25/2042	442,978	412,572
Series 2012-131, Class FG,
1M US L + 0.35%,
09/25/2042(a)	13,106	12,812
Series 2012-137, Class CF,
1M US L + 0.30%,
08/25/2041(a)	19,465	19,290
Series 2012-139, Class CY,
2.000%, 12/25/2042	235,000	159,560
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	139,404
Series 2012-14, Class FL,
1M US L + 0.45%,
12/25/2040(a)	5,242	5,227
Series 2012-149, Class KB,
3.000%, 01/25/2043	144,000	134,059
Series 2012-149, Class ZA,
3.000%, 01/25/2041	57,363	54,134
	Principal	Value
	Amount	(Note 2)
Series 2012-149, Class DA,
1.750%, 01/25/2043	$32,765	$29,602
Series 2012-151, Class NX,
1.500%, 01/25/2043	398,794	327,926
Series 2012-151, Class WC,
2.500%, 01/25/2043	138,000	95,939
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	51,772
Series 2012-17, Class JA,
3.500%, 12/25/2041	199,730	181,171
Series 2012-20, Class TD,
4.500%, 02/25/2042	50,059	49,541
Series 2012-26, Class MA,
3.500%, 03/25/2042	134,024	122,998
Series 2012-27, Class KB,
2.000%, 03/25/2042	150,407	106,263
Series 2012-33, Class F,
1M US L + 0.52%,
04/25/2042(a)	32,827	32,347
Series 2012-37, Class BF,
1M US L + 0.50%,
12/25/2035(a)	56,344	55,433
Series 2012-46, Class CD,
2.500%, 04/25/2041	105,655	101,968
Series 2012-46, Class YB,
3.500%, 05/25/2042	62,581	50,100
Series 2012-47, Class HF,
1M US L + 0.40%,
05/25/2027(a)	88,210	88,061
Series 2012-49, Class TG,
2.000%, 07/25/2041	70,015	66,943
Series 2012-50, Class HC,
2.000%, 03/25/2042	34,827	31,275
Series 2012-51, Class ZX,
3.500%, 05/25/2042	1,946,306	1,399,582
Series 2012-51, Class HJ,
3.500%, 05/25/2042	364,384	300,813
Series 2012-53, Class AP,
2.000%, 04/25/2041	74,452	71,681
Series 2012-56, Class WB,
3.500%, 05/25/2042	68,811	61,468
Series 2012-56, Class UB,
4.000%, 06/25/2042	416,000	365,691
Series 2012-64, Class NA,
3.000%, 08/25/2041	48,079	46,973
Series 2012-69, Class PL,
3.000%, 01/25/2042	152,148	144,894
Series 2012-70, Class WC,
3.000%, 07/25/2042	172,000	132,010
Series 2012-80, Class GZ,
3.000%, 08/25/2042	419,264	369,873
Series 2012-82, Class E,
2.000%, 04/25/2042	28,387	25,656
Series 2012-83, Class LD,
2.000%, 04/25/2041	20,229	19,966

See Notes to Financial Statements.

31 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2012-83, Class AC,
3.000%, 08/25/2042	$50,000	$42,030
Series 2012-90, Class PH,
3.000%, 01/25/2042	89,620	83,489
Series 2012-90, Class PB,
2.500%, 01/25/2042	89,620	82,436
Series 2012-93, Class TL,
3.000%, 09/25/2042	178,000	143,857
Series 2012-98, Class ZP,
6.000%, 09/25/2042	643,173	708,891
Series 2013-100, Class DH,
3.000%, 09/25/2031	26,073	25,665
Series 2013-104, Class CY,
5.000%, 10/25/2043	50,000	50,365
Series 2013-108, Class GU,
3.000%, 10/25/2033	48,854	45,519
Series 2013-114, Class LM,
4.000%, 03/25/2042	235,659	220,365
Series 2013-127, Class NA,
2.000%, 09/25/2039	17,778	17,614
Series 2013-129, Class WL,
2.000%, 12/25/2027	2,155	2,140
Series 2013-130, Class FB,
1M US L + 0.45%,
01/25/2044(a)	38,980	38,193
Series 2013-136, Class QB,
3.500%, 03/25/2042	182,736	168,385
Series 2013-17, Class YM,
4.000%, 03/25/2033	15,388	14,874
Series 2013-2, Class QF,
1M US L + 0.50%,
02/25/2043(a)	16,962	16,653
Series 2013-35, Class CV,
3.000%, 02/25/2043	200,000	177,094
Series 2013-4, Class PL,
2.000%, 02/25/2043	120,000	84,891
Series 2013-40, Class KD,
1.750%, 04/25/2042	1,057	1,049
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	87,292
Series 2013-53, Class CV,
3.500%, 05/25/2030	110,498	107,633
Series 2013-68, Class P,
3.500%, 10/25/2042	169,834	163,100
Series 2013-68, Class LE,
2.000%, 04/25/2043	86,549	77,085
Series 2013-72, Class YA,
3.000%, 06/25/2033	2,612	2,334
Series 2013-72, Class AF,
1M US L + 0.25%,
11/25/2042(a)	9,881	9,808
Series 2013-9, Class CB,
5.500%, 04/25/2042	12,810	12,939
Series 2013-9, Class BC,
6.500%, 07/25/2042	254,162	266,423
	Principal	Value
	Amount	(Note 2)
Series 2013-91, Class PB,
4.000%, 09/25/2043	$100,000	$83,561
Series 2014-20, Class AC,
3.000%, 08/25/2036	78,463	76,339
Series 2014-21, Class MA,
2.000%, 09/25/2041	86,720	80,545
Series 2014-23, Class Z,
3.500%, 05/25/2044	552,738	490,384
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	46,781
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	44,030
Series 2014-43, Class PZ,
3.000%, 07/25/2043	249,037	201,072
Series 2014-49, Class CA,
3.000%, 08/25/2044	101,526	94,331
Series 2014-73, Class FA,
1M US L + 0.35%,
11/25/2044(a)	15,008	14,628
Series 2014-80, Class DZ,
3.000%, 12/25/2044	2,956,555	2,521,537
Series 2014-81, Class GC,
3.000%, 03/25/2038	36,590	35,136
Series 2014-88, Class ER,
2.500%, 02/25/2036	32,433	30,462
Series 2015-51, Class CD,
3.000%, 07/25/2044	133,069	124,039
Series 2015-56, Class MH,
3.500%, 08/25/2045	1,051,558	930,437
Series 2016-14, Class NC,
2.500%, 03/25/2046	307,121	286,907
Series 2016-23, Class PL,
3.000%, 11/25/2045	298,685	226,814
Series 2016-27, Class HK,
3.000%, 01/25/2041	319,380	293,434
Series 2016-31, Class TM,
3.000%, 12/25/2045	260,000	214,486
Series 2016-33, Class LE,
2.500%, 11/25/2033	45,810	42,010
Series 2016-48, Class UF,
1M US L + 0.40%,
08/25/2046(a)	84,746	83,619
Series 2016-52, Class MZ,
3.000%, 08/25/2046	241,190	168,982
Series 2016-55, Class EA,
1.750%, 07/25/2043	858,409	691,380
Series 2016-75, Class FC,
1M US L + 0.40%,
10/25/2046(a)	41,174	40,551
Series 2016-8, Class CB,
3.500%, 03/25/2046	733,000	661,904
Series 2016-83, Class KL,
2.500%, 11/25/2046	109,245	67,865
Series 2016-85, Class BA,
2.500%, 11/25/2046	5,543	4,909

See Notes to Financial Statements.

32 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2016-9, Class PA,
2.500%, 06/25/2045	$203,235	$184,560
Series 2016-9, Class D,
3.000%, 03/25/2046	34,554	31,110
Series 2017-1, Class JP,
3.500%, 04/25/2045	115,263	109,800
Series 2017-10, Class FA,
1M US L + 0.40%,
03/25/2047(a)	30,278	29,695
Series 2017-107, Class GA,
3.000%, 08/25/2045	15,858	15,680
Series 2017-15, Class PE,
3.500%, 04/25/2046	54,121	50,779
Series 2017-19, Class B,
3.000%, 01/25/2047	71,862	64,328
Series 2017-22, Class DA,
4.000%, 08/25/2044	15,227	14,956
Series 2017-24, Class H,
3.000%, 08/25/2043	140,372	136,005
Series 2017-35, Class AH,
3.500%, 04/25/2053	15,439	15,000
Series 2017-38, Class JA,
3.000%, 03/25/2047	119,222	106,900
Series 2017-40, Class GL,
3.500%, 03/25/2043	2,139	2,112
Series 2017-46, Class P,
3.500%, 06/25/2047	2,933,636	2,589,101
Series 2017-56, Class BA,
3.000%, 03/25/2045	104,065	97,070
Series 2017-56, Class BY,
3.000%, 07/25/2047	128,765	101,608
Series 2017-63, Class GE,
2.750%, 08/25/2045	61,631	61,386
Series 2017-68, Class HQ,
3.000%, 07/25/2046	122,371	112,230
Series 2017-90, Class WB,
3.000%, 11/25/2047	99,232	77,024
Series 2017-96, Class PA,
3.000%, 12/25/2054	144,430	134,291
Series 2018-19, Class KB,
3.000%, 04/25/2046	80,635	75,902
Series 2018-2, Class HD,
3.000%, 02/25/2047	30,417	28,738
Series 2018-24, Class BA,
3.500%, 09/25/2045	25,712	25,296
Series 2018-38, Class PA,
3.500%, 06/25/2047	17,108	16,222
Series 2018-39, Class FG,
1M US L + 0.25%,
11/25/2033(a)	110,706	108,540
Series 2018-41, Class PZ,
4.000%, 06/25/2048	931,641	756,761
Series 2018-43, Class FE,
1M US L + 0.25%,
09/25/2038(a)	38,314	37,471
	Principal	Value
	Amount	(Note 2)
Series 2018-45, Class GA,
3.000%, 06/25/2048	$41,562	$35,726
Series 2018-5, Class JP,
3.000%, 09/25/2047	48,427	43,479
Series 2018-56, Class CH,
3.000%, 08/25/2048	33,850	30,163
Series 2018-60, Class KL,
4.000%, 08/25/2048	96,000	84,828
Series 2018-67, Class DY,
4.000%, 09/25/2048	304,029	262,076
Series 2018-83, Class LH,
4.000%, 11/25/2048	23,236	21,250
Series 2018-9, Class PL,
3.500%, 02/25/2048	395,045	346,119
Series 2018-94, Class KD,
3.500%, 12/25/2048	45,326	41,792
Series 2018-94, Class KZ,
4.500%, 01/25/2049	181,747	148,209
Series 2019-10, Class MA,
3.000%, 03/25/2049	88,856	78,895
Series 2019-13, Class MH,
3.000%, 03/25/2049	316,873	285,529
Series 2019-34, Class PZ,
3.000%, 07/25/2049	111,464	58,815
Series 2019-50, Class CZ,
2.750%, 09/25/2049	170,353	80,955
Series 2019-55, Class MQ,
3.500%, 10/25/2049	665,165	599,082
Series 2019-60, Class BF,
1M US L + 0.45%,
10/25/2049(a)	12,610	12,250
Series 2019-65, Class HA,
2.500%, 11/25/2049	115,159	99,109
Series 2019-81, Class LB,
1.500%, 12/25/2049	590,992	480,022
Series 2020-10, Class B,
3.000%, 03/25/2050	280,497	247,651
Series 2020-36, Class GD,
2.000%, 12/25/2037	151,809	134,246
Series 2020-47, Class GZ,
2.000%, 07/25/2050	104,773	58,814
Series 2020-73, Class ED,
0.878%, 11/25/2049(a)	866,902	634,619
Series 2021-12, Class GA,
1.000%, 07/25/2050	146,933	108,295
Series 2021-17, Class ZA,
1.500%, 04/25/2051	157,699	63,198
Series 2021-47, Class PD,
1.500%, 07/25/2051	888,509	677,926
Series 2021-47, Class PE,
1.750%, 07/25/2051	888,509	691,496
Series 2021-59, Class H,
2.000%, 06/25/2048	188,630	155,738
Series 2021-69, Class WA,
2.000%, 04/25/2049	343,612	284,725

See Notes to Financial Statements.

33 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2021-72, Class NL,
1.500%, 10/25/2051	$316,302	$185,228
Series 2021-80, Class KE,
2.000%, 11/25/2051	289,854	245,262
Series 2022-17, Class GV,
2.500%, 01/25/2052	3,569,000	2,577,332
Series 2022-4, Class CK,
1.500%, 04/25/2051	103,750	55,950
Series 2022-43, Class ZA,
4.500%, 07/25/2052	227,379	214,367
Series 2022-43, Class AN,
4.250%, 07/25/2052	240,932	207,511
Series 2022-64, Class GM,
4.500%, 10/25/2052	3,161,000	2,857,724
Series 2022-68, Class Z,
5.000%, 10/25/2052	1,404,532	1,364,091
		59,564,964
Fannie Mae Grantor Trust
2002-T12
Series 2002-T12, Class A1,
6.500%, 05/25/2042	145,632	145,258

Freddie Mac
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	1,835	1,844
Series 1996-1863, Class Z,
6.500%, 07/15/2026	3,620	3,635
Series 1997-1935, Class FK,
1M US L + 0.70%,
02/15/2027(a)	11,372	11,365
Series 1997-1980, Class Z,
7.000%, 07/15/2027	11,053	11,269
Series 1998-2034, Class Z,
6.500%, 02/15/2028	20,515	21,003
Series 1998-2035, Class PC,
6.950%, 03/15/2028	4,547	4,658
Series 1998-2053, Class Z,
6.500%, 04/15/2028	13,298	13,475
Series 1998-2060, Class Z,
6.500%, 05/15/2028	7,902	8,092
Series 1998-2079, Class FA,
1M US L + 0.50%,
07/17/2028(a)	1,932	1,930
Series 1998-2095, Class PE,
6.000%, 11/15/2028	15,558	15,763
Series 1998-2102, Class Z,
6.000%, 12/15/2028	45,093	45,709
Series 1999-2115, Class FB,
1M US L + 0.45%,
01/15/2029(a)	26,465	26,343
Series 1999-2126, Class CB,
6.250%, 02/15/2029	21,415	21,761
Series 1999-2137, Class TH,
6.500%, 03/15/2029	5,195	5,317
Series 1999-2154, Class PL,
6.500%, 05/15/2029	168,291	169,991
	Principal	Value
	Amount	(Note 2)
Series 2000-2224, Class CB,
8.000%, 03/15/2030	$6,508	$6,928
Series 2001-2274,
Class ZM,
6.500%, 01/15/2031	10,186	10,356
Series 2001-2279, Class Z,
6.000%, 01/15/2031	10,791	10,865
Series 2001-2320, Class FI,
1M US L + 0.50%,
09/15/2029(a)	31,028	30,826
Series 2001-2322, Class FV,
1M US L + 0.50%,
06/15/2030(a)	26,374	25,716
Series 2001-2324, Class PZ,
6.500%, 06/15/2031	126,263	131,097
Series 2001-2334, Class KB,
6.500%, 05/15/2028	74,337	75,691
Series 2001-2341, Class FP,
1M US L + 0.90%,
07/15/2031(a)	26,876	27,006
Series 2001-2367, Class FA,
1M US L + 0.525%,
06/15/2031(a)	27,642	27,438
Series 2001-2372, Class F,
1M US L + 0.50%,
10/15/2031(a)	20,533	20,423
Series 2001-2388, Class FR,
1M US L + 0.65%,
06/15/2031(a)	23,674	23,587
Series 2001-2388, Class FB,
1M US L + 0.60%,
01/15/2029(a)	22,875	22,793
Series 2001-2391, Class HF,
1M US L + 0.55%,
06/15/2031(a)	9,485	9,422
Series 2001-2396,
Class FM,
1M US L + 0.45%,
12/15/2031(a)	33,283	33,185
Series 2001-2396, Class FN,
1M US L + 0.65%,
12/15/2031(a)	103,367	103,036
Series 2002-2411, Class F,
1M US L + 0.55%,
02/15/2032(a)	21,953	21,873
Series 2002-2412, Class OF,
1M US L + 0.95%,
12/15/2031(a)	29,969	30,168
Series 2002-2417, Class FY,
1M US L + 0.60%,
12/15/2031(a)	9,084	9,033
Series 2002-2424, Class FY,
1M US L + 0.45%,
03/15/2032(a)	48,908	48,484

See Notes to Financial Statements.

34 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2002-2430,
Class WF,
6.500%, 03/15/2032	$8,541	$8,875
Series 2002-2433, Class FA,
1M US L + 0.95%,
02/15/2032(a)	34,352	34,574
Series 2002-2460, Class FA,
1M US L + 1.00%,
03/15/2032(a)	66,450	66,892
Series 2002-2466, Class FV,
1M US L + 0.55%,
03/15/2032(a)	57,744	57,312
Series 2002-2470, Class EF,
1M US L + 1.00%,
03/15/2032(a)	71,238	71,405
Series 2002-2478, Class FD,
1M US L + 1.00%,
02/15/2032(a)	19,858	19,621
Series 2002-2481, Class FE,
1M US L + 1.00%,
03/15/2032(a)	20,129	20,263
Series 2002-2488, Class FU,
1M US L + 0.60%,
03/15/2032(a)	68,148	67,820
Series 2002-2494, Class F,
1M US L + 1.05%,
06/15/2031(a)	36,722	37,002
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	34,371	33,210
Series 2002-2510, Class FE,
1M US L + 0.40%,
10/15/2032(a)	17,371	17,179
Series 2002-2513, Class AF,
1M US L + 1.00%,
02/15/2032(a)	53,080	50,723
Series 2002-2516, Class FD,
1M US L + 1.00%,
02/15/2032(a)	50,444	50,805
Series 2002-2517, Class FR,
1M US L + 0.35%,
10/15/2032(a)	12,631	12,463
Series 2002-2524, Class DH,
6.000%, 11/15/2032	32,739	32,558
Series 2002-2525,
Class NU,
5.000%, 04/15/2032	79,993	78,812
Series 2002-2535,
Class AW,
5.500%, 12/15/2032	10,645	10,590
Series 2002-2538, Class F,
1M US L + 0.60%,
12/15/2032(a)	145,147	143,599
Series 2002-2541, Class BL,
5.500%, 12/15/2032	43,478	43,195
	Principal	Value
	Amount	(Note 2)
Series 2003-2554,
Class MN,
5.500%, 01/15/2033	$46,610	$46,766
Series 2003-2557, Class HL,
5.300%, 01/15/2033	93,755	94,003
Series 2003-2557,
Class NU,
5.250%, 03/15/2032	56,703	56,798
Series 2003-2557,
Class WF,
1M US L + 0.40%,
01/15/2033(a)	37,083	36,623
Series 2003-2568, Class D,
5.500%, 02/15/2033	34,137	34,277
Series 2003-2571, Class FY,
1M US L + 0.75%,
12/15/2032(a)	22,551	22,551
Series 2003-2577, Class FC,
1M US L + 0.50%,
02/15/2033(a)	99,799	98,831
Series 2003-2587,
Class FW,
1M US L + 0.47%,
03/15/2033(a)	40,082	39,669
Series 2003-2590, Class OZ,
4.000%, 03/15/2033	245,300	235,787
Series 2003-2590, Class QY,
3.750%, 04/15/2028	8,047	7,901
Series 2003-2614, Class FV,
1M US L + 1.50%,
05/15/2033(a)	218,693	221,493
Series 2003-2624,
Class QH,
5.000%, 06/15/2033	13,040	13,004
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	198,112	175,386
Series 2003-2627, Class CN,
5.000%, 06/15/2033	37,360	37,301
Series 2003-2631, Class DB,
5.000%, 06/15/2033	148,000	145,293
Series 2003-2647, Class A,
3.250%, 04/15/2032	62,360	59,460
Series 2003-2648,
Class WZ,
5.000%, 07/15/2033	261,300	258,691
Series 2003-2668, Class LH,
5.000%, 09/15/2033	23,586	23,460
Series 2003-2707, Class FH,
1M US L + 0.65%,
04/15/2032(a)	39,187	39,070
Series 2003-2717, Class LH,
5.500%, 12/15/2033	5,992	6,037
Series 2003-2725, Class TA,
4.500%, 12/15/2033	159,000	154,445
Series 2004-2750, Class TC,
5.250%, 02/15/2034	7,097	7,099

See Notes to Financial Statements.

35 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2004-2768,
Class PW,
4.250%, 03/15/2034	$143,328	$137,018
Series 2004-2802,
Class OH,
6.000%, 05/15/2034	21,154	21,497
Series 2004-2835, Class KZ,
5.500%, 08/15/2034	37,233	37,521
Series 2004-2835, Class TB,
4.500%, 08/15/2034	349,148	333,459
Series 2004-2893, Class PE,
5.000%, 11/15/2034	243,627	240,932
Series 2004-2896, Class BZ,
5.000%, 11/15/2034	83,377	82,429
Series 2004-2901, Class KB,
5.000%, 12/15/2034	38,416	37,990
Series 2005-2916,
Class MY,
5.500%, 01/15/2035	150,000	149,094
Series 2005-2927, Class EZ,
5.500%, 02/15/2035	20,616	20,558
Series 2005-2929, Class PG,
5.000%, 02/15/2035	26,483	26,197
Series 2005-2933, Class HD,
5.500%, 02/15/2035	30,104	30,278
Series 2005-2942, Class ZN,
5.500%, 03/15/2035	544,628	535,803
Series 2005-2953, Class PG,
5.500%, 03/15/2035	17,782	17,854
Series 2005-2962, Class KF,
1M US L + 0.20%,
04/15/2035(a)	15,561	15,373
Series 2005-2980, Class QA,
6.000%, 05/15/2035	38,757	39,314
Series 2005-2996, Class GX,
5.500%, 06/15/2035	72,000	72,597
Series 2005-3012, Class ZE,
5.750%, 08/15/2035	55,532	56,320
Series 2005-3028,
Class FM,
1M US L + 0.25%,
09/15/2035(a)	12,265	12,109
Series 2005-3028, Class PG,
5.500%, 09/15/2035	58,406	58,536
Series 2005-3028, Class ZE,
5.500%, 09/15/2035	843,581	748,059
Series 2005-3033,
Class WY,
5.500%, 09/15/2035	83,008	83,713
Series 2005-3036, Class NE,
5.000%, 09/15/2035	96,255	95,286
Series 2005-3042, Class PZ,
5.750%, 09/15/2035	151,866	158,684
Series 2005-3052,
Class WH,
5.500%, 10/15/2035	23,437	23,606
	Principal	Value
	Amount	(Note 2)
Series 2005-3059,
Class ZM,
5.000%, 02/15/2035	$95,025	$92,852
Series 2005-3062, Class DE,
5.500%, 11/15/2035	135,845	137,024
Series 2005-3068, Class Z,
5.500%, 11/15/2035	172,096	175,217
Series 2005-3070, Class FT,
1M US L + 0.35%,
11/15/2035(a)	18,805	18,621
Series 2005-3072, Class NF,
1M US L + 0.50%,
11/15/2035(a)	37,603	37,193
Series 2005-3085, Class FE,
1M US L + 0.80%,
08/15/2035(a)	44,154	44,226
Series 2006-3098, Class PG,
5.000%, 01/15/2036	67,728	67,528
Series 2006-3122,
Class OH,
–%, 03/15/2036(b)	12,112	10,338
Series 2006-3123, Class HT,
5.000%, 03/15/2026	23,146	22,944
Series 2006-3136, Class KF,
1M US L + 0.30%,
04/15/2036(a)	21,262	21,045
Series 2006-3137, Class XP,
6.000%, 04/15/2036	21,438	22,033
Series 2006-3143, Class BC,
5.500%, 02/15/2036	97,552	98,550
Series 2006-3145, Class FN,
1M US L + 0.43%,
04/15/2036(a)	12,430	12,250
Series 2006-3148, Class CY,
6.000%, 04/15/2036	21,914	22,024
Series 2006-3153, Class UG,
1M US L + 0.45%,
05/15/2036(a)	23,463	23,176
Series 2006-3154, Class PN,
5.500%, 05/15/2036	64,159	64,819
Series 2006-3201, Class FL,
1M US L + 0.60%,
08/15/2036(a)	101,938	101,154
Series 2006-3202, Class HF,
1M US L + 0.35%,
08/15/2036(a)	43,344	42,690
Series 2006-3203,
Class ZM,
5.000%, 08/15/2036	205,793	205,119
Series 2006-3204,
Class ZM,
5.000%, 08/15/2034	97,225	96,150
Series 2006-3206, Class FE,
1M US L + 0.40%,
08/15/2036(a)	48,329	47,571

See Notes to Financial Statements.

36 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2006-3236, Class EF,
1M US L + 0.30%,
11/15/2036(a)	$12,710	$12,458
Series 2006-3237, Class CD,
5.500%, 09/15/2036	172,235	171,917
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	59,820
Series 2006-3240, Class FG,
1M US L + 1.11%,
11/15/2036(a)	247,397	249,976
Series 2006-3249, Class CB,
4.250%, 12/15/2036	350,636	333,052
Series 2007-3262, Class FT,
1M US L + 0.27%,
01/15/2037(a)	56,975	54,973
Series 2007-3279, Class FB,
1M US L + 0.32%,
02/15/2037(a)	69,891	68,422
Series 2007-3284, Class AZ,
4.500%, 03/15/2037	25,707	24,538
Series 2007-3301, Class FY,
1M US L + 0.42%,
04/15/2037(a)	18,862	18,543
Series 2007-3311, Class DF,
1M US L + 0.34%,
05/15/2037(a)	111,067	108,877
Series 2007-3312, Class PA,
5.500%, 05/15/2037	17,129	17,166
Series 2007-3316, Class FB,
1M US L + 0.30%,
08/15/2035(a)	31,311	30,714
Series 2007-3349, Class HG,
5.500%, 07/15/2037	18,499	18,688
Series 2007-3361, Class AF,
1M US L + 0.35%,
11/15/2036(a)	71,307	70,017
Series 2007-3367, Class YF,
1M US L + 0.55%,
09/15/2037(a)	17,862	17,674
Series 2007-3368, Class AF,
1M US L + 0.72%,
09/15/2037(a)	65,015	64,838
Series 2007-3378, Class FA,
1M US L + 0.58%,
06/15/2037(a)	38,314	38,028
Series 2007-3380,
Class FM,
1M US L + 0.59%,
10/15/2037(a)	60,307	59,033
Series 2007-3382, Class FG,
1M US L + 0.60%,
11/15/2037(a)	33,458	33,203
Series 2007-3382, Class FL,
1M US L + 0.70%,
11/15/2037(a)	77,083	76,832
	Principal	Value
	Amount	(Note 2)
Series 2007-3387, Class PF,
1M US L + 0.42%,
11/15/2037(a)	$27,918	$27,497
Series 2007-3388, Class FJ,
1M US L + 0.70%,
11/15/2037(a)	115,188	114,748
Series 2008-3404, Class DC,
5.500%, 01/15/2038	122,000	117,089
Series 2008-3405, Class PE,
5.000%, 01/15/2038	47,164	46,682
Series 2008-3409, Class DB,
6.000%, 01/15/2038	163,561	165,044
Series 2008-3411, Class FL,
1M US L + 0.70%,
02/15/2038(a)	19,821	19,755
Series 2008-3415, Class DF,
1M US L + 0.70%,
08/15/2035(a)	91,655	91,321
Series 2008-3415, Class PC,
5.000%, 12/15/2037	34,865	34,265
Series 2008-3415, Class TF,
1M US L + 0.74%,
08/15/2035(a)	45,396	45,320
Series 2008-3450, Class PE,
5.000%, 05/15/2038	52,699	51,455
Series 2008-3469, Class CF,
1M US L + 0.79%,
07/15/2038(a)	19,882	19,866
Series 2009-3536,
Class FM,
1M US L + 1.00%,
05/15/2039(a)	27,368	27,585
Series 2009-3539, Class B,
4.500%, 06/15/2029	44,000	42,755
Series 2009-3545, Class FA,
1M US L + 0.85%,
06/15/2039(a)	43,971	44,044
Series 2009-3548, Class ZE,
5.500%, 12/15/2032	157,852	159,462
Series 2009-3549, Class FA,
1M US L + 1.20%,
07/15/2039(a)	19,777	19,814
Series 2009-3564, Class NB,
5.000%, 08/15/2039	349,000	346,742
Series 2009-3574, Class D,
5.000%, 09/15/2039	80,374	78,980
Series 2009-3584, Class FA,
1M US L + 0.70%,
12/15/2036(a)	26,763	26,426
Series 2009-3587, Class DA,
4.500%, 10/15/2039	143,360	137,178
Series 2009-3604, Class PO,
–%, 05/15/2036(b)	71,033	56,767
Series 2009-3605, Class BF,
1M US L + 0.86%,
11/15/2039(a)	131,032	131,313

See Notes to Financial Statements.

37 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal	Value
	Amount	(Note 2)
Series 2009-3611, Class FH,
1M US L + 0.75%,
07/15/2034(a)	$12,167	$12,165
Series 2010-3620, Class EL,
4.000%, 01/15/2030	25,783	24,982
Series 2010-3622, Class PB,
5.000%, 01/15/2040	400,000	397,668
Series 2010-3626,
Class ME,
5.000%, 01/15/2040	333,826	333,713
Series 2010-3631, Class PA,
4.000%, 02/15/2040	188,105	180,776
Series 2010-3653, Class B,
4.500%, 04/15/2030	70,112	69,210
Series 2010-3662, Class PJ,
5.000%, 04/15/2040	197,082	196,466
Series 2010-3664, Class DA,
4.000%, 11/15/2037	94,840	93,062
Series 2010-3704, Class DC,
4.000%, 11/15/2036	59,100	58,641
Series 2010-3737, Class GB,
4.500%, 04/15/2039	4,651	4,644
Series 2010-3747, Class CY,
4.500%, 10/15/2040	308,289	299,104
Series 2010-3762,
Class WP,
4.000%, 12/15/2039	13,627	13,355
Series 2010-3770, Class GA,
4.500%, 10/15/2040	337,939	327,900
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	9,041,649	8,556,644
Series 2010-3778, Class JA,
3.500%, 04/15/2040	137,901	134,450
Series 2011-3792, Class DF,
1M US L + 0.40%,
11/15/2040(a)	10,435	10,425
Series 2011-3798, Class PJ,
4.000%, 01/15/2041	59,646	57,150
Series 2011-3800, Class AF,
1M US L + 0.50%,
02/15/2041(a)	22,155	21,392
Series 2011-3819, Class ZQ,
6.000%, 04/15/2036	15,864	16,322
Series 2011-3822, Class FY,
1M US L + 0.40%,
02/15/2033(a)	27,525	27,219
Series 2011-3825, Class BP,
4.000%, 03/15/2041	74,545	69,640
Series 2011-3830, Class NB,
4.500%, 02/15/2039	27,298	27,161
Series 2011-3843, Class FE,
1M US L + 0.55%,
04/15/2041(a)	45,119	44,617
Series 2011-3843, Class PZ,
5.000%, 04/15/2041	653,355	653,086
	Principal	Value
	Amount	(Note 2)
Series 2011-3852,
Class QN,
27.21053% - 1M US L,
05/15/2041(a)	$42,094	$39,963
Series 2011-3852, Class TP,
27.50% - 1M US L,
05/15/2041(a)	24,606	23,856
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	986,243	970,059
Series 2011-3862,
Class MA,
5.000%, 04/15/2041	100,708	98,763
Series 2011-3870,
Class ME,
4.000%, 01/15/2040	32,612	32,477
Series 2011-3891, Class BF,
1M US L + 0.55%,
07/15/2041(a)	42,292	41,784
Series 2011-3894, Class ZA,
4.500%, 07/15/2041	40,880	39,987
Series 2011-3905, Class BZ,
3.000%, 08/15/2041	167,683	119,961
Series 2011-3919, Class DL,
4.000%, 08/15/2030	298,000	280,899
Series 2011-3934, Class KB,
5.000%, 10/15/2041	615,115	612,323
Series 2011-3935, Class JZ,
4.500%, 10/15/2041	1,047,308	1,009,642
Series 2011-3939, Class BZ,
4.500%, 06/15/2041	828,257	802,759
Series 2011-3939, Class AZ,
4.000%, 03/15/2041	196,630	182,697
Series 2011-3957, Class HZ,
4.000%, 11/15/2041	624,902	593,469
Series 2011-3958, Class PJ,
4.500%, 09/15/2041	152,799	149,839
Series 2011-3959,
Class MB,
4.500%, 11/15/2041	44,199	39,888
Series 2011-3963, Class JB,
4.500%, 11/15/2041	106,876	103,409
Series 2011-3969, Class JP,
4.500%, 09/15/2041	17,120	16,882
Series 2012-3984, Class DF,
1M US L + 0.55%,
01/15/2042(a)	36,206	35,743
Series 2012-3989, Class JW,
3.500%, 01/15/2042	218,160	199,609
Series 2012-3994, Class JZ,
3.500%, 02/15/2042	827,514	745,638
Series 2012-3997, Class EC,
3.500%, 02/15/2042	50,212	40,471
Series 2012-3997, Class FQ,
1M US L + 0.50%,
02/15/2042(a)	41,316	40,706

See Notes to Financial Statements.

38 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2012-3998, Class KG,
2.000%, 11/15/2026	$55,974	$54,538
Series 2012-4001,
Class FM,
1M US L + 0.50%,
02/15/2042(a)	28,928	28,411
Series 2012-4011, Class DB,
4.000%, 09/15/2041	212,315	199,094
Series 2012-4012, Class GC,
3.500%, 06/15/2040	39,173	38,193
Series 2012-4020, Class PG,
2.500%, 03/15/2027	8,860	8,531
Series 2012-4037, Class CA,
3.000%, 04/15/2027	42,576	39,958
Series 2012-4039, Class LT,
3.500%, 05/15/2042	113,000	95,108
Series 2012-4050, Class ND,
2.500%, 09/15/2041	15,571	15,094
Series 2012-4062,
Class MZ,
3.500%, 06/15/2042	121,350	112,855
Series 2012-4064, Class AY,
3.000%, 06/15/2027	48,000	45,739
Series 2012-4068, Class PE,
3.000%, 06/15/2042	279,000	244,648
Series 2012-4075, Class PB,
3.000%, 07/15/2042	39,761	36,148
Series 2012-4076,
Class MV,
3.000%, 04/15/2031	69,000	65,819
Series 2012-4077,
Class MA,
2.000%, 08/15/2040	87,875	85,692
Series 2012-4088, Class PB,
3.000%, 08/15/2042	92,544	81,740
Series 2012-4094,
Class CW,
2.000%, 08/15/2042	218,629	184,365
Series 2012-4097, Class CU,
1.500%, 08/15/2027	25,000	21,937
Series 2012-4097, Class UF,
1M US L + 0.35%,
08/15/2032(a)	57,061	56,625
Series 2012-4101,
Class QN,
3.500%, 09/15/2042	235,716	214,226
Series 2012-4102, Class CB,
2.000%, 09/15/2042	150,000	124,480
Series 2012-4104, Class AJ,
1.500%, 09/15/2027	22,691	21,222
Series 2012-4116, Class YB,
2.500%, 05/15/2042	132,000	108,101
Series 2012-4120, Class TC,
1.500%, 10/15/2027	8,922	8,334
Series 2012-4122, Class BA,
3.059%, 05/15/2040(a)	159,818	146,378

	Principal Amount	Value (Note 2)
Series 2012-4133, Class TA,
3.000%, 11/15/2042 $	292,836	$238,953
Series 2012-4136, Class GE,
2.000%, 08/15/2040	1,297	1,294
Series 2012-4141, Class PL,
2.500%, 12/15/2042	100,000	72,598
Series 2013-4160, Class HB,
2.500%, 12/15/2032	14,094	12,493
Series 2013-4170,
Class FW,
1M US L + 0.95%,
01/15/2033(a)	18,366	18,078
Series 2013-4171,
Class MN,
3.000%, 02/15/2043	103,000	77,609
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	41,708
Series 2013-4183,
Class ME,
2.000%, 02/15/2042	128,899	120,471
Series 2013-4185, Class PB,
3.000%, 03/15/2043	450,000	414,135
Series 2013-4203, Class DJ,
2.500%, 04/15/2033	51,625	48,877
Series 2013-4218, Class DG,
2.500%, 07/15/2042	133,444	120,777
Series 2013-4220, Class EH,
2.500%, 06/15/2028	32,834	31,617
Series 2013-4231, Class FD,
1M US L + 0.35%,
10/15/2032(a)	13,816	13,717
Series 2013-4246, Class PB,
4.000%, 09/15/2043	493,003	432,285
Series 2013-4257, Class A,
2.500%, 10/15/2027	14,580	14,403
Series 2013-4265, Class FD,
1M US L + 0.40%,
01/15/2035(a)	60,936	59,944
Series 2014-4293,
Class NM,
4.500%, 06/15/2043	27,109	26,418
Series 2014-4294, Class PF,
1M US L + 0.40%,
01/15/2044(a)	11,886	11,597
Series 2014-4301, Class U,
3.500%, 07/15/2032	12,032	11,970
Series 2014-4319,
Class PM,
3.000%, 03/15/2043	75,906	72,581
Series 2014-4320, Class AP,
3.500%, 07/15/2039	117,148	112,157
Series 2014-4324, Class AY,
3.000%, 04/15/2029	568,738	521,804
Series 2014-4333, Class PB,
2.500%, 10/15/2043	3,785	3,765

See Notes to Financial Statements.

39 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2014-4337, Class VJ,
3.500%, 06/15/2027 $	22,420	$22,269
Series 2014-4368, Class GZ,
4.125%, 06/15/2041(c)	1,812,599	1,748,114
Series 2014-4370, Class PC,
2.500%, 09/15/2041	19,989	19,378
Series 2014-4403, Class CZ,
3.000%, 10/15/2044	146,419	84,250
Series 2014-4419, Class DC,
3.000%, 12/15/2044	240,000	185,584
Series 2015-4457, Class KZ,
3.000%, 04/15/2045	84,195	74,463
Series 2015-4459, Class CA,
5.000%, 12/15/2034	21,648	21,552
Series 2015-4461, Class EA,
2.000%, 07/15/2037	90,885	86,462
Series 2015-4498, Class JA,
2.500%, 04/15/2037	127,762	111,621
Series 2015-4508, Class UZ,
3.000%, 07/15/2043	52,315	40,403
Series 2015-4531, Class PA,
3.500%, 05/15/2043	28,031	27,431
Series 2016-4555, Class CP,
3.000%, 04/15/2045	480,817	445,158
Series 2016-4564, Class QA,
3.000%, 07/15/2029	58,729	57,280
Series 2016-4590, Class AK,
3.500%, 08/15/2027	91,154	89,068
Series 2016-4601, Class CZ,
3.000%, 12/15/2045	107,329	61,160
Series 2016-4613, Class AF,
1M US L + 1.10%,
11/15/2037(a)	99,822	99,721
Series 2016-4619, Class BE,
2.500%, 12/15/2047	51,328	50,768
Series 2016-4629, Class KB,
3.000%, 11/15/2046	1,000,000	826,513
Series 2016-4630, Class EA,
3.000%, 09/15/2041	9,236	9,197
Series 2016-4639, Class HZ,
3.250%, 04/15/2053(c)	676,043	532,107
Series 2017-4656, Class EZ,
4.000%, 02/15/2047	125,394	113,888
Series 2017-4664, Class UE,
3.000%, 05/15/2043	80,092	78,370
Series 2017-4666, Class B,
3.000%, 06/15/2040	230,440	229,980
Series 2017-4670, Class TY,
3.000%, 03/15/2047	346,000	270,474
Series 2017-4672,
Class QD,
3.000%, 08/15/2045	40,963	39,458
Series 2017-4707, Class Z,
4.000%, 08/15/2047	117,998	76,826
Series 2017-4710, Class PA,
3.000%, 04/15/2045	137,239	129,360

	Principal Amount	Value (Note 2)
Series 2017-4714,
Class MY,
3.500%, 08/15/2047 $	1,000,000	$881,359
Series 2017-4748, Class GA,
3.000%, 01/15/2045	72,178	69,162
Series 2018-4767, Class CA,
4.000%, 11/15/2045	4,063	4,048
Series 2018-4767, Class Z,
3.000%, 12/15/2047	35,652	20,863
Series 2018-4787, Class PY,
4.000%, 05/15/2048	49,527	46,184
Series 2018-4800, Class JA,
3.500%, 03/15/2047	21,840	21,631
Series 2018-4808, Class DG,
3.500%, 09/15/2045	1,265,969	1,230,944
Series 2018-4813, Class CJ,
3.000%, 08/15/2048	211,300	181,507
Series 2018-4821, Class VA,
4.000%, 10/15/2029	101,611	98,701
Series 2018-4821, Class YZ,
4.000%, 02/15/2042	1,535,343	1,336,661
Series 2018-4839, Class AE,
4.000%, 04/15/2051	266,007	252,672
Series 2018-4846, Class PA,
4.000%, 06/15/2047	8,834	8,643
Series 2018-4857,
Class HM,
3.500%, 11/15/2046	125,820	122,160
Series 2019-4863, Class AJ,
3.500%, 07/15/2038	52,118	48,535
Series 2019-4863, Class H,
7.000%, 03/15/2049	148,314	160,275
Series 2019-4911, Class HG,
2.250%, 04/15/2049	1,927,542	1,635,324
Series 2019-4926, Class BP,
3.000%, 10/25/2049	628,190	553,013
Series 2020-4954, Class LZ,
2.500%, 02/25/2050	119,115	55,303
Series 2020-4989, Class FA,
1M US L + 0.35%,
08/15/2040(a)	155,118	151,074
Series 2020-4989, Class FB,
1M US L + 0.35%,
10/15/2040(a)	157,456	153,940
Series 2020-5007, Class PY,
1.500%, 08/25/2050	218,000	91,989
Series 2020-5039, Class ZK,
2.500%, 11/25/2050	146,119	69,935
Series 2020-5049, Class JZ,
2.000%, 11/25/2050	137,246	59,927
Series 2020-5068, Class UB,
0.500%, 01/25/2051	109,000	55,598
Series 2021-5092, Class BC,
2.500%, 06/25/2036	48,238	46,609
Series 2021-5103, Class LQ,
1.500%, 04/25/2050	199,895	101,898

See Notes to Financial Statements.

40 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2021-5103, Class LM,
1.500%, 05/25/2041 $	119,098	$63,550
Series 2021-5119, Class LM,
1.500%, 05/25/2041	202,779	104,829
Series 2021-5121, Class KE,
1.500%, 06/25/2051	301,427	148,651
Series 2021-5171, Class KY,
1.750%, 12/25/2051	172,000	84,127
Series 2021-5178, Class LY,
1.500%, 12/25/2051	178,029	74,868
Series 2021-5182, Class M,
2.500%, 05/25/2049	357,838	312,500
Series 2022-5198,
Class ZM,
3.000%, 02/25/2052	605,965	432,391
Series 2022-5200,
Class WK,
2.500%, 03/25/2052	217,000	135,986
Series 2022-5201, Class CA,
2.500%, 07/25/2048	192,119	169,632
Series 2022-5208, Class AL,
2.500%, 04/25/2042	1,386,302	988,322
Series 2022-5230, Class PE,
2.000%, 12/25/2051	600,000	458,857
Series 3588, Class CW,
2.540%, 10/25/2037(a)	370,491	395,659
		50,155,838
Freddie Mac Strips
Series 2013-299, Class 300,
3.000%, 01/15/2043	128,442	114,365

Freddie Mac Structured Pass-
Through Certificates
Series 2001-32, Class A1,
1M US L + 0.26%,
08/25/2031(a)	96,094	95,258
Series 2003-55, Class 1A3A,
1M US L + 0.40%,
03/25/2043(a)	309,768	305,743
		401,001
Ginnie Mae
Series 2002-72, Class FB,
1M US L + 0.40%,
10/20/2032(a)	22,972	22,969
Series 2003-25, Class FC,
1M US L + 0.40%,
08/26/2023(a)	13,548	13,544
Series 2003-98, Class FY,
1M US L + 0.35%,
09/20/2033(a)	31,762	31,721
Series 2004-1, Class TE,
5.000%, 06/20/2033	26,492	26,474
Series 2004-15, Class AY,
5.500%, 02/20/2034	118,086	119,430
Series 2004-22, Class AZ,
5.500%, 04/20/2034	157,331	160,358

	Principal Amount	Value (Note 2)
Series 2004-26, Class ED,
5.500%, 04/16/2034	$75,692	$76,490
Series 2004-34, Class QL,
5.500%, 05/16/2034	125,625	127,602
Series 2004-55, Class MC,
5.500%, 07/20/2034	33,507	33,935
Series 2004-7, Class Z,
5.500%, 01/16/2034	1,398,985	1,398,374
Series 2004-87, Class BC,
4.500%, 10/20/2034	15,029	14,837
Series 2005-11, Class PL,
5.000%, 02/20/2035	34,785	34,824
Series 2005-13, Class NB,
5.000%, 02/20/2035	12,807	12,821
Series 2005-13, Class BG,
5.000%, 02/20/2035	171,733	171,919
Series 2005-3, Class JL,
5.000%, 12/16/2034	82,479	82,373
Series 2005-3, Class JM,
4.750%, 01/20/2035	60,206	59,533
Series 2005-3, Class OC,
5.000%, 01/20/2035	188,846	188,971
Series 2005-3, Class QB,
5.000%, 01/16/2035	81,038	80,899
Series 2005-45, Class BF,
1M US L + 0.30%,
06/20/2035(a)	40,042	39,583
Series 2005-49, Class B,
5.500%, 06/20/2035	85,356	86,616
Series 2005-51, Class DC,
5.000%, 07/20/2035	124,964	126,932
Series 2005-56, Class JA,
5.000%, 05/17/2035	14,423	14,340
Series 2005-56, Class BD,
5.000%, 07/20/2035	45,743	45,485
Series 2005-69, Class WD,
5.000%, 05/18/2035	49,099	48,826
Series 2005-73, Class PH,
5.000%, 09/20/2035	124,837	124,712
Series 2005-92, Class PB,
6.000%, 12/20/2035	172,312	177,386
Series 2006-10, Class PB,
5.500%, 03/20/2036	47,450	47,502
Series 2006-38, Class OH,
6.500%, 08/20/2036	28,000	28,638
Series 2007-18, Class B,
5.500%, 05/20/2035	85,618	86,282
Series 2007-18, Class PH,
5.500%, 03/20/2035	137,000	139,174
Series 2007-35, Class TE,
6.000%, 06/20/2037	112,310	115,430
Series 2007-35, Class NE,
6.000%, 06/16/2037	53,413	54,619
Series 2007-40, Class FY,
1M US L + 0.33%,
07/16/2037(a)	38,891	38,585

See Notes to Financial Statements.

41 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2007-44, Class PH,
6.000%, 07/20/2037	$132,482	$136,432
Series 2007-57, Class Z,
5.500%, 10/20/2037	592,172	613,296
Series 2007-6, Class LE,
5.500%, 02/20/2037	179,819	180,670
Series 2007-7, Class PG,
5.000%, 02/16/2037	27,996	27,775
Series 2007-79, Class FC,
1M US L + 0.44%,
12/20/2037(a)	132,052	131,829
Series 2008-13, Class FB,
1M US L + 0.50%,
02/20/2038(a)	26,360	26,239
Series 2008-20, Class CE,
5.500%, 06/16/2037	77,890	78,167
Series 2008-31, Class PC,
5.500%, 04/20/2038	53,901	54,528
Series 2008-33, Class PB,
5.500%, 04/20/2038	64,660	65,471
Series 2008-37, Class L,
6.000%, 04/20/2038	43,377	44,222
Series 2008-38, Class PL,
5.500%, 05/20/2038	231,913	233,445
Series 2008-38, Class PN,
5.500%, 05/20/2038	44,602	45,338
Series 2008-38, Class BG,
5.000%, 05/16/2038	68,208	68,240
Series 2008-40, Class PL,
5.250%, 05/16/2038	118,000	120,872
Series 2008-41, Class PE,
5.500%, 05/20/2038	75,669	75,860
Series 2008-47, Class ML,
5.250%, 06/16/2038	29,540	29,475
Series 2008-49, Class PB,
4.750%, 06/20/2038	30,478	30,314
Series 2008-50, Class KB,
6.000%, 06/20/2038	242,131	246,414
Series 2008-51, Class PH,
5.250%, 06/20/2038	46,343	46,021
Series 2008-51, Class FG,
1M US L + 0.77%,
06/16/2038(a)	85,746	86,118
Series 2008-55, Class PL,
5.500%, 06/20/2038	34,191	34,516
Series 2008-58, Class PE,
5.500%, 07/16/2038	90,490	91,247
Series 2008-60, Class JN,
5.500%, 07/20/2038	126,715	127,380
Series 2008-60, Class JP,
5.500%, 07/20/2038	78,000	78,711
Series 2008-65, Class PG,
6.000%, 08/20/2038	231,443	234,056
Series 2008-66, Class FN,
1M US L + 0.95%,
08/20/2038(a)	53,378	53,701

	Principal Amount	Value (Note 2)
Series 2008-7, Class PQ,
5.000%, 02/20/2038	$82,931	$82,436
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	59,031
Series 2008-77, Class FC,
1M US L + 0.70%,
09/20/2038(a)	66,643	66,740
Series 2008-85, Class PG,
5.250%, 10/20/2038	35,564	35,483
Series 2008-89, Class JC,
5.500%, 08/20/2038	43,147	43,028
Series 2008-89, Class JD,
6.000%, 08/20/2038	16,927	16,972
Series 2008-9, Class FA,
1M US L + 0.50%,
02/20/2038(a)	17,958	17,939
Series 2009-1, Class FA,
1M US L + 1.05%,
01/20/2039(a)	74,706	75,282
Series 2009-10, Class PH,
4.500%, 02/20/2039	30,000	29,445
Series 2009-10, Class NB,
5.000%, 02/16/2039	82,881	82,683
Series 2009-118, Class PY,
5.000%, 12/16/2039	20,918	20,806
Series 2009-12, Class NB,
5.000%, 03/20/2039	58,080	57,937
Series 2009-13, Class E,
4.500%, 03/16/2039	103,585	101,481
Series 2009-15, Class FM,
1M US L + 1.04%,
03/20/2039(a)	59,549	59,918
Series 2009-24, Class WB,
5.000%, 03/20/2039	109,706	109,530
Series 2009-32, Class ZA,
5.500%, 05/20/2039	302,022	308,486
Series 2009-40, Class AD,
4.500%, 06/20/2039	309,000	300,765
Series 2009-47, Class LT,
5.000%, 06/20/2039	118,913	118,903
Series 2009-55, Class FN,
1M US L + 1.00%,
07/20/2039(a)	25,771	25,931
Series 2009-58, Class PA,
4.500%, 07/20/2039	85,915	83,107
Series 2009-61, Class AP,
4.000%, 08/20/2039	41,687	40,626
Series 2009-61, Class MP,
5.000%, 08/20/2039	37,938	37,679
Series 2009-69, Class PH,
5.500%, 08/16/2039	92,000	94,410
Series 2009-75, Class GZ,
4.500%, 09/20/2039	102,134	99,484
Series 2009-76, Class JB,
4.500%, 07/20/2039	28,717	28,385

See Notes to Financial Statements.

42 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2009-76, Class XA,
5.500%, 09/16/2039	$425,664	$444,532
Series 2009-83, Class TF,
1M US L + 0.90%,
08/20/2039(a)	44,348	44,556
Series 2009-94, Class FA,
1M US L + 0.70%,
10/16/2039(a)	79,412	79,537
Series 2010-105, Class BH,
3.000%, 01/16/2040	84,089	80,060
Series 2010-111, Class FA,
1M US L + 0.35%,
09/20/2040(a)	47,899	47,275
Series 2010-14, Class A,
4.500%, 06/16/2039	36,536	36,253
Series 2010-14, Class HA,
4.500%, 02/16/2040	150,460	148,207
Series 2010-147, Class PG,
3.500%, 05/20/2040	67,178	65,545
Series 2010-157, Class OP,
–%, 12/20/2040(b)	10,049	8,225
Series 2010-167, Class WL,
4.500%, 09/20/2040	764,000	745,273
Series 2010-169, Class JZ,
4.000%, 12/20/2040	220,398	207,873
Series 2010-19, Class GW,
4.750%, 02/20/2040	108,305	98,894
Series 2010-25, Class BL,
4.250%, 10/16/2039	3,547	3,541
Series 2010-62, Class AF,
1M US L + 0.45%,
04/16/2034(a)	20,223	20,219
Series 2010-76, Class NC,
4.500%, 06/20/2040	113,194	107,095
Series 2010-84, Class YB,
4.000%, 07/20/2040	22,546	21,536
Series 2010-H01, Class FA,
1M US L + 0.82%,
01/20/2060(a)	30,649	30,507
Series 2010-H10, Class FC,
1M US L + 1.00%,
05/20/2060(a)	161,697	161,355
Series 2010-H20, Class AF,
1M US L + 0.33%,
10/20/2060(a)	188,643	186,463
Series 2010-H22, Class FE,
1M US L + 0.35%,
05/20/2059(a)	2,661	2,634
Series 2010-H27, Class FA,
1M US L + 0.38%,
12/20/2060(a)	53,961	53,301
Series 2011-100, Class MY,
4.000%, 07/20/2041	101,502	98,168
Series 2011-128, Class MD,
4.000%, 10/20/2040	140,000	136,979

	Principal Amount	Value (Note 2)
Series 2011-18, Class PA,
4.000%, 08/20/2040	$44,795	$44,264
Series 2011-43, Class ZQ,
5.500%, 01/16/2033	67,889	67,692
Series 2011-59, Class QC,
4.000%, 12/20/2040	101,248	97,197
Series 2011-66, Class UA,
4.000%, 05/16/2041	127,537	115,973
Series 2011-71, Class ZC,
5.500%, 07/16/2034	214,311	215,957
Series 2011-97, Class WA,
6.112%, 11/20/2038(a)	40,465	41,921
Series 2011-H01, Class AF,
1M US L + 0.45%,
11/20/2060(a)	190,886	189,116
Series 2011-H11, Class FA,
1M US L + 0.50%,
03/20/2061(a)	67,592	66,933
Series 2011-H11, Class FB,
1M US L + 0.50%,
04/20/2061(a)	95,941	95,063
Series 2011-H15, Class FA,
1M US L + 0.45%,
06/20/2061(a)	45,315	44,822
Series 2012-116, Class BY,
3.000%, 09/16/2042	242,000	193,013
Series 2012-32, Class PE,
3.500%, 03/16/2042	89,000	79,118
Series 2012-38, Class PL,
3.250%, 01/20/2041	64,330	63,031
Series 2012-51, Class VM,
3.500%, 04/16/2025	68,609	67,229
Series 2012-56, Class HZ,
3.500%, 06/20/2040	1,251,021	1,109,806
Series 2012-68, Class GE,
3.000%, 05/20/2042	4,247	3,368
Series 2012-76, Class GF,
1M US L + 0.30%,
06/16/2042(a)	27,267	26,941
Series 2012-H08, Class FC,
1M US L + 0.57%,
04/20/2062(a)	426,506	422,702
Series 2012-H14, Class FK,
1M US L + 0.58%,
07/20/2062(a)	104,474	103,746
Series 2012-H20, Class PT,
3.846%, 07/20/2062(a)	71,848	71,640
Series 2012-H24, Class FE,
1M US L + 0.60%,
10/20/2062(a)	3,493	3,420
Series 2013-100, Class MA,
3.500%, 02/20/2043	41,638	40,457
Series 2013-115, Class PM,
4.000%, 08/20/2043	400,000	373,031
Series 2013-169, Class EZ,
3.250%, 11/16/2043	106,850	92,793

See Notes to Financial Statements.

43 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2013-22, Class GB,
2.500%, 08/20/2042	$115,781	$104,307
Series 2013-54, Class WA,
4.875%, 11/20/2042(a)	442,308	436,420
Series 2013-69, Class NA,
2.000%, 09/20/2042	175,704	153,612
Series 2013-70, Class LA,
1.000%, 05/20/2043	115,232	95,520
Series 2013-93, Class CA,
6.000%, 06/20/2043	1,183,270	1,221,819
Series 2013-98, Class KF,
1M US L + 0.30%,
11/20/2041(a)	13,857	13,809
Series 2013-99, Class MF,
1M US L + 0.30%,
07/20/2043(a)	70,611	69,331
Series 2013-H01, Class FA,
1.650%, 01/20/2063	607	588
Series 2013-H04, Class BA,
1.650%, 02/20/2063	5,342	5,152
Series 2013-H07, Class GA,
1M US L + 0.47%,
03/20/2063(a)	131,139	129,832
Series 2013-H09, Class HA,
1.650%, 04/20/2063	5,389	5,016
Series 2013-H18, Class EA,
1M US L + 0.50%,
07/20/2063(a)	52,666	52,303
Series 2014-53, Class JM,
7.016%, 04/20/2039(a)	232,821	243,197
Series 2014-98, Class ZP,
3.000%, 07/16/2044	229,958	173,207
Series 2014-98, Class HE,
3.000%, 07/20/2044	53,984	43,964
Series 2014-H10, Class TA,
1M US L + 0.60%,
04/20/2064(a)	340,634	336,593
Series 2014-H15, Class FA,
1M US L + 0.50%,
07/20/2064(a)	22,306	21,993
Series 2014-H16, Class FL,
1M US L + 0.47%,
07/20/2064(a)	443,342	436,713
Series 2014-H19, Class HA,
3.000%, 09/20/2064	333,603	325,183
Series 2015-190, Class LE,
3.500%, 06/20/2045	14,679	14,395
Series 2015-63, Class KA,
3.000%, 04/20/2040	33,494	28,163
Series 2015-84, Class QA,
3.500%, 06/20/2045	247,330	232,845
Series 2015-H09, Class FA,
1M US L + 0.62%,
04/20/2065(a)	252,827	247,071

	Principal Amount	Value (Note 2)
Series 2015-H12, Class FB,
1M US L + 0.60%,
05/20/2065(a)	$81,941	$80,600
Series 2015-H15, Class FC,
1M US L + 0.58%,
06/20/2065(a)	113,361	111,347
Series 2015-H22, Class FC,
1M US L + 0.60%,
09/20/2065(a)	50,394	49,462
Series 2015-H26, Class FA,
1M US L + 0.52%,
10/20/2065(a)	52,106	51,405
Series 2015-H26, Class FG,
1M US L + 0.52%,
10/20/2065(a)	259,213	255,229
Series 2015-H27, Class FA,
1M US L + 0.75%,
09/20/2065(a)	2,514,347	2,473,472
Series 2015-H29, Class FA,
1M US L + 0.70%,
10/20/2065(a)	3,930	3,877
Series 2015-H30, Class FE,
1M US L + 0.60%,
11/20/2065(a)	53,609	52,983
Series 2015-H31, Class FT,
1M US L + 0.65%,
11/20/2065(a)	69,646	69,216
Series 2015-H32, Class FH,
1M US L + 0.66%,
12/20/2065(a)	188,276	186,416
Series 2016-116, Class GV,
3.000%, 05/20/2026	40,074	38,492
Series 2016-120, Class KA,
2.000%, 09/20/2046	4,738	3,848
Series 2016-46, Class Z,
3.000%, 04/20/2046	117,856	83,648
Series 2016-82, Class BA,
3.000%, 09/20/2045	60,935	58,709
Series 2016-H06, Class FC,
1M US L + 0.92%,
02/20/2066(a)	149,262	146,846
Series 2016-H08, Class FT,
1M US L + 0.72%,
02/20/2066(a)	282,970	281,356
Series 2016-H11, Class F,
1M US L + 0.80%,
05/20/2066(a)	3,959,167	3,900,159
Series 2016-H13, Class FT,
1M US L + 0.58%,
05/20/2066(a)	25,823	25,655
Series 2016-H14, Class FA,
1M US L + 0.80%,
06/20/2066(a)	668,375	660,522
Series 2016-H15, Class FA,
1M US L + 0.80%,
07/20/2066(a)	578,851	572,407

See Notes to Financial Statements.

44 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2016-H17, Class FC,
1M US L + 0.83%,
08/20/2066(a)	$215,200	$212,445
Series 2016-H17, Class FK,
1M US L + 0.85%,
07/20/2066(a)	70,700	69,877
Series 2016-H17, Class HA,
2.250%, 03/20/2066	302,238	289,740
Series 2016-H20, Class PT,
4.341%, 09/20/2066(a)	539,483	549,193
Series 2016-H23, Class PT,
3.995%, 09/20/2066(a)	374,359	379,365
Series 2016-H23, Class F,
1M US L + 0.75%,
10/20/2066(a)	196,865	194,122
Series 2016-H24, Class FG,
1M US L + 0.75%,
10/20/2066(a)	296,256	291,880
Series 2016-H26, Class FC,
1M US L + 1.00%,
12/20/2066(a)	120,952	119,585
Series 2017-150, Class JE,
3.000%, 07/20/2047	65,257	59,714
Series 2017-165, Class VE,
3.500%, 11/20/2030	3,077	3,069
Series 2017-170, Class MC,
2.500%, 10/20/2047	70,112	61,935
Series 2017-36, Class MJ,
3.000%, 03/20/2047	38,855	34,010
Series 2017-56, Class AZ,
3.000%, 04/20/2047	112,648	88,143
Series 2017-73, Class JT,
2.750%, 09/20/2046	5,213	5,139
Series 2017-80, Class BJ,
3.000%, 03/20/2047	98,341	88,173
Series 2017-80, Class LO,
–%, 05/20/2047(b)	119,414	80,554
Series 2017-H06, Class FE,
1M US L + 0.55%,
02/20/2067(a)	87,361	86,342
Series 2017-H14, Class FD,
1M US L + 0.47%,
06/20/2067(a)	132,275	130,540
Series 2017-H15, Class FC,
1M US L + 0.47%,
06/20/2067(a)	241,519	238,304
Series 2017-H16, Class PT,
4.709%, 05/20/2066(a)	34,174	33,887
Series 2017-H17, Class FG,
1M US L + 0.50%,
08/20/2067(a)	35,799	35,422
Series 2017-H22, Class FH,
12M US L + 0.22%,
11/20/2067(a)	271,091	266,010
Series 2018-160, Class AD,
3.500%, 02/20/2048	273,420	256,591

	Principal Amount	Value (Note 2)
Series 2018-36, Class CZ,
4.000%, 03/20/2048	$266,848	$234,503
Series 2018-37, Class C,
2.500%, 01/20/2046	175,211	161,746
Series 2018-H09, Class FA,
12M US L + 0.50%,
04/20/2068(a)	451,158	439,133
Series 2019-1, Class EY,
4.000%, 10/20/2048	1,066,499	960,470
Series 2019-103, Class EK,
4.000%, 04/20/2049	2,921,162	2,719,991
Series 2019-111, Class TE,
2.000%, 09/20/2049	49,733	42,665
Series 2019-128, Class AL,
2.500%, 10/20/2049	300,000	203,781
Series 2019-15, Class A,
–%, 07/20/2048(a)	300,226	182,255
Series 2019-61, Class K,
3.500%, 07/20/2048	42,541	41,538
Series 2019-H01, Class FT,
1M US L + 0.40%,
10/20/2068(a)	97,376	96,606
Series 2019-H04, Class BA,
3.000%, 01/20/2069	142,720	137,684
Series 2019-H05, Class FT,
1Y US TI + 0.43%,
04/20/2069(a)	143,307	143,403
Series 2020-122, Class GZ,
3.000%, 08/20/2050	249,695	140,025
Series 2020-125, Class GC,
2.500%, 08/20/2050	44,000	36,916
Series 2020-125, Class GA,
2.500%, 03/20/2050	370,400	312,853
Series 2020-127, Class LZ,
1.500%, 08/20/2050	552,662	212,836
Series 2020-134, Class ZU,
3.000%, 09/20/2050	107,994	57,630
Series 2020-148, Class ZP,
2.000%, 10/20/2050	221,685	94,062
Series 2020-149, Class LU,
1.000%, 10/20/2050	199,998	80,754
Series 2020-187, Class KZ,
2.000%, 12/20/2050	160,784	64,021
Series 2020-32, Class UM,
2.500%, 03/20/2050	1,347,734	1,138,524
Series 2020-5, Class LC,
3.500%, 10/20/2049	204,763	189,605
Series 2020-61, Class AB,
3.000%, 05/20/2048	90,961	88,611
Series 2020-62, Class PD,
3.000%, 05/20/2050	508,119	446,907
Series 2020-62, Class WD,
0.646%, 05/20/2050(a)	488,945	273,356
Series 2020-83, Class ML,
3.000%, 06/20/2050	145,286	131,106

See Notes to Financial Statements.

45 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2020-98, Class CE,
3.000%, 07/20/2050	$1,368,095	$1,223,513
Series 2020-H01, Class FT,
1Y US TI + 0.50%,
01/20/2070(a)	108,330	107,945
Series 2020-H04, Class FP,
1M US L + 0.50%,
06/20/2069(a)	126,305	123,729
Series 2020-H12, Class FE,
1M US L + 1.10%,
06/20/2070(a)	1,093,650	1,082,077
Series 2021-104, Class AL,
1.500%, 06/20/2051	120,000	56,316
Series 2021-116, Class LZ,
2.500%, 07/20/2051	324,307	202,204
Series 2021-116, Class WZ,
2.000%, 07/20/2051	396,682	212,639
Series 2021-142, Class PZ,
0.750%, 08/20/2051	302,636	157,811
Series 2021-146, Class PO,
–%, 07/20/2051(b)	338,715	102,860
Series 2021-177, Class GW,
2.500%, 10/20/2051	166,580	128,380
Series 2021-205, Class NK,
1.500%, 11/20/2051	215,000	162,747
Series 2021-25, Class HA,
2.000%, 02/20/2051	821,563	665,160
Series 2021-8, Class KZ,
2.000%, 01/20/2051	151,196	59,530
Series 2021-H12, Class GA,
4.604%, 07/20/2071(a)	296,229	292,795
Series 2022-100, Class EB,
3.000%, 06/20/2052	1,729,475	1,319,662
Series 2022-112, Class BM,
3.000%, 06/20/2052	344,718	246,110
Series 2022-126, Class BY,
3.000%, 07/20/2052	960,094	630,681
Series 2022-127, Class UL,
2.000%, 07/20/2052	309,557	158,795
Series 2022-127, Class WC,
3.500%, 07/20/2052	329,622	227,840
Series 2022-20, Class KZ,
2.500%, 01/20/2052	105,966	45,805
Series 2022-51, Class HZ,
3.000%, 03/20/2052	288,165	143,566
Series 2022-68, Class MD,
3.500%, 04/20/2052	223,000	161,286
		48,458,423

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $170,979,130)		158,839,849

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.78%)
Fannie Mae-Aces
Series 2001-M1, Class D,
6.460%, 02/25/2031(a)	$105,105	$104,995
Series 2006-M2, Class A3F,
5.345%, 09/25/2031(a)	265,823	259,915
Series 2013-M6, Class 1AC,
3.352%, 02/25/2043(a)	11,385,157	10,514,702
Series 2016-M11, Class AL,
2.944%, 07/25/2039	179,447	157,585
Series 2016-M3,
Class ASQ2,
2.263%, 02/25/2023	13,205	13,165
Series 2018-M12, Class A1,
3.546%, 08/25/2030	2,345,606	2,267,578
Series 2018-M15,
Class 1A2,
3.700%, 01/25/2036	370,000	329,349
Series 2019-M10, Class A1,
2.000%, 04/25/2030	1,419,757	1,278,694
Series 2019-M14, Class A1,
2.304%, 06/25/2029	78,173	74,089
Series 2019-M24,
Class 2XA,
1.139%, 03/25/2031(a)(d)	4,298,781	180,117
Series 2020-M1, Class A2,
2.444%, 10/25/2029	300,000	257,540
Series 2020-M10, Class X1,
1.780%, 12/25/2030(a)(d)	785,915	80,657
Series 2020-M10, Class X4,
0.885%, 07/25/2032(a)(d)	47,089,109	2,852,809
Series 2020-M13, Class X2,
1.231%, 09/25/2030(a)(d)	6,381,899	227,898
Series 2022-M5, Class A1,
2.368%, 01/01/2034(a)	305,841	265,392
Series 2022-M5, Class A3,
2.368%, 01/01/2034(a)	1,395,000	1,093,123
Series 2022-M8, Class A2,
1.937%, 12/25/2031(a)	100,000	78,409
		20,036,017
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series 2018-J19L, Class AFL,
1M US L + 0.23%,
11/25/2027(a)	31,304	31,084
Series 2018-K158, Class X1,
0.071%, 10/25/2033(a)	351,443,403	3,141,693
Series 2019-KL4F,
Class A2AS,
3.683%, 10/25/2025(a)	256,000	247,059
Series 2019-KLU2, Class X1,
0.954%, 08/25/2029(a)	56,111,987	2,671,099

See Notes to Financial Statements.

46 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2021-KLU3, Class X1,
1.937%, 01/25/2031(a)	$177,177,960	$19,443,616
		25,534,551

TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $51,498,766)		45,570,568

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (6.09%)

Fannie Mae Pool
Series 2003-386375,
4.790%, 08/01/2028	743,696	741,637
Series 2005-843080,
6.000%, 12/01/2034	121,028	120,876
Series 2006-,
6.000%, 02/01/2036	148,892	149,119
Series 2007-943003,
5.500%, 08/01/2047	78,061	74,925
Series 2009-,
4.500%, 06/01/2039	380,905	369,294
Series 2009-463331,
5.250%, 08/01/2029	565,948	575,262
Series 2009-930895,
4.500%, 03/01/2039	166,983	161,006
Series 2009-931707,
4.500%, 08/01/2039	111,552	106,991
Series 2009-958348,
5.440%, 04/01/2027	134,086	132,428
Series 2009-958878,
5.750%, 07/01/2027	1,327,188	1,338,274
Series 2011-,
6.210%, 12/01/2029	223,444	222,168
Series 2011-468477,
4.590%, 08/01/2026	399,808	395,692
Series 2011-469013,
5.470%, 08/01/2026	1,004,345	1,017,962
Series 2011-AH9290,
4.000%, 04/01/2041	41,073	36,867
Series 2012-,
3.000%, 12/01/2042	111,798	94,463
3.000%, 01/01/2043	135,754	117,775
3.500%, 04/01/2042	63,687	55,801
Series 2012-470020,
4.200%, 01/01/2030	1,564,874	1,493,351
Series 2012-AM0279,
3.210%, 08/01/2027	292,316	291,487
Series 2012-AM1387,
3.260%, 11/01/2032	111,663	104,684
Series 2012-MA1214,
3.000%, 10/01/2042	655,258	553,729
Series 2013-,
3.000%, 01/01/2043	126,760	109,975
3.000%, 02/01/2043	392,222	331,404
3.000%, 04/01/2043	245,766	207,712

	Principal Amount	Value (Note 2)
3.380%, 05/01/2028	$268,301	$252,141
Series 2013-AM3154,
3.250%, 05/01/2028	356,869	351,867
Series 2013-AM4329,
3.870%, 10/01/2025	194,730	189,398
Series 2013-AM4781,
4.180%, 11/01/2028	1,206,648	1,168,080
Series 2013-AM4991,
3.970%, 12/01/2025	160,182	156,079
Series 2013-AR2289,
3.000%, 02/01/2033	230,268	202,163
Series 2013-AR6433,
3.000%, 08/01/2043	193,352	173,650
Series 2013-AT9663,
2.500%, 07/01/2043	492,198	403,272
Series 2013-MA1586,
3.000%, 08/01/2043	195,192	169,347
Series 2014-,
3.300%, 11/01/2026	260,886	247,034
3.730%, 07/01/2034	630,035	598,021
4.060%, 03/01/2030	459,476	441,889
Series 2014-AM4198,
3.550%, 03/01/2024	94,734	92,783
Series 2014-AM7274,
3.000%, 12/01/2024	1,200,000	1,149,825
Series 2015-,
3.100%, 09/01/2025	156,118	148,183
3.390%, 07/01/2035	204,550	177,634
3.600%, 02/01/2040	242,113	221,029
3.610%, 08/01/2030	300,000	275,359
4.000%, 01/01/2041	134,986	125,492
4.500%, 06/01/2045	159,189	152,774
Series 2015-AM8666,
2.960%, 06/01/2030	175,962	156,766
Series 2015-AM8918,
3.250%, 09/01/2030	731,000	650,221
Series 2015-AM9173,
3.110%, 06/01/2027	238,886	223,586
Series 2016-,
3.160%, 07/01/2036(a)	1,694,547	1,437,499
Series 2016-AL8405,
4.500%, 05/01/2041	185,059	173,563
Series 2016-AN0665,
3.070%, 02/01/2026	193,512	182,719
Series 2016-AN0774,
3.210%, 01/01/2026	174,379	166,096
Series 2016-AN2228,
2.520%, 08/01/2026	186,205	170,664
Series 2016-AN3542,
3.410%, 11/01/2046	358,012	298,125
Series 2016-AN3749,
2.520%, 12/01/2026	454,397	416,491
Series 2016-BC0943,
3.500%, 05/01/2046	384,263	344,689
Series 2017-,
3.010%, 07/01/2027	263,682	244,920

See Notes to Financial Statements.

47 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
3.160%, 07/01/2027	$149,471	$139,354
3.500%, 06/01/2047	336,201	294,616
Series 2017-AN4431,
3.220%, 01/01/2027	85,000	79,996
Series 2017-AN4469,
3.640%, 01/01/2029	682,410	638,517
Series 2017-AN4529,
3.620%, 01/01/2027	819,423	784,668
Series 2017-AN4606,
3.510%, 02/01/2027	783,026	744,389
Series 2017-AN4833,
3.320%, 04/01/2027	95,000	89,592
Series 2017-AN5279,
3.340%, 04/01/2029	453,648	414,678
Series 2017-AN5742,
3.190%, 05/01/2030	136,997	123,922
Series 2017-AN5796,
3.030%, 06/01/2027	269,285	250,217
Series 2017-AN6304,
3.100%, 10/01/2027	275,000	254,600
Series 2017-AN6670,
3.210%, 09/01/2027	1,905,885	1,760,330
Series 2017-AN7060,
2.930%, 10/01/2027	1,780,000	1,625,433
Series 2017-AN7234,
3.010%, 12/01/2027	1,000,000	917,484
Series 2017-AN7384,
2.880%, 12/01/2027	48,415	44,420
Series 2017-AN7547,
3.370%, 11/01/2027	1,095,133	1,018,003
Series 2017-AN7823,
2.890%, 12/01/2027	235,000	215,142
Series 2017-CA0522,
3.000%, 10/01/2047	246,214	208,027
Series 2018-,
3.000%, 02/01/2033	81,925	75,432
3.000%, 04/01/2048	540,009	456,729
3.500%, 09/01/2028	130,000	121,173
3.660%, 05/01/2033	700,000	654,183
3.740%, 07/01/2028	175,000	165,844
3.940%, 10/01/2036	328,803	292,701
4.010%, 12/01/2030	300,000	285,775
4.500%, 08/01/2041	368,912	357,989
Series 2018-109435,
3.890%, 08/01/2028	1,881,100	1,799,353
Series 2018-387770,
3.625%, 07/01/2028	2,570,000	2,420,725
Series 2018-387853,
3.455%, 08/01/2025	175,000	168,276
Series 2018-387983,
3.630%, 08/01/2028	2,000,000	1,886,225
Series 2018-AN8272,
3.170%, 02/01/2028	100,000	91,750
Series 2018-AN8486,
3.330%, 04/01/2030	324,695	294,111

	Principal Amount	Value (Note 2)
Series 2018-AN8493,
3.300%, 02/01/2030	$423,206	$380,261
Series 2018-AN8982,
3.440%, 05/01/2028	1,000,000	927,905
Series 2018-AN9038,
3.460%, 05/01/2028	135,000	125,470
Series 2018-AN924,
4.210%, 05/01/2033	579,883	563,095
Series 2018-AN9976,
3.960%, 02/01/2030	470,000	445,264
Series 2018-BL0212,
3.820%, 07/01/2027	43,826	41,963
Series 2018-BL0907,
3.880%, 12/01/2028	845,000	803,415
Series 2019-,
2.520%, 11/01/2029	144,968	125,879
3.000%, 08/01/2049	105,584	89,252
3.710%, 04/01/2031	1,900,000	1,757,723
4.000%, 07/01/2048	743,411	692,153
4.070%, 11/01/2026	133,815	129,888
4.500%, 08/01/2058	512,576	486,671
5.500%, 06/01/2049	214,710	218,790
Series 2019-BI2928,
3.410%, 07/01/2027	817,376	769,802
Series 2019-BL1188,
3.480%, 02/01/2026	197,891	189,109
Series 2019-BL1300,
4.200%, 01/01/2029	1,375,000	1,330,181
Series 2019-BL1451,
3.760%, 02/01/2029	685,000	646,938
Series 2019-BL1567,
3.590%, 02/01/2029	1,775,000	1,660,572
Series 2019-BL1596,
3.480%, 03/01/2029	164,827	153,439
Series 2019-BL2236,
3.640%, 10/01/2029	1,094,663	1,011,531
Series 2019-BL2356,
3.020%, 05/01/2026	165,000	154,945
Series 2019-BL2460,
3.400%, 05/01/2029	578,139	535,048
Series 2019-BL3182,
2.980%, 07/01/2029	250,325	225,845
Series 2019-BM6011,
3.277%, 11/01/2026(a)	83,138	79,000
Series 2019-BM6152,
3.500%, 06/01/2044	1,150,280	1,033,111
Series 2019-MA3784,
3.500%, 09/01/2049	2,653,330	2,322,586
Series 2020-,
1.400%, 11/01/2032	7,945,000	5,702,834
2.150%, 09/01/2029	500,000	421,767
3.500%, 04/01/2050	188,631	164,454
Series 2022-,
2.030%, 12/01/2028	100,000	85,007
3.910%, 06/01/2032	1,181,000	1,077,358
4.110%, 09/01/2032	1,815,000	1,665,262

See Notes to Financial Statements.

48 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
4.140%, 08/01/2032	$2,038,000	$1,866,151
4.240%, 07/01/2032	1,687,000	1,572,524
		68,093,088
Freddie Mac Gold Pool
Series 2005-,
5.500%, 12/01/2035	176,059	171,541
Series 2006-,
6.000%, 01/01/2036	52,879	53,071
Series 2007-,
5.500%, 11/01/2037	66,390	64,201
Series 2012-,
3.500%, 08/01/2042	103,954	91,985
Series 2013-G80393,
5.000%, 08/20/2036	143,195	140,967
Series 2013-T65180,
3.000%, 11/01/2043	117,264	99,247
Series 2015-U49046,
4.000%, 02/01/2029	47,810	46,319
		667,331
Freddie Mac Pool
Series 2005-002936,
Class FC,
1M US L + 0.40%,
03/15/2029(a)	20,678	20,518
Series 2017-WN2000,
2.700%, 08/01/2023	10,476,089	10,266,480
Series 2018-,
3.500%, 12/01/2045	57,266	50,213
Series 2021-,
2.190%, 06/01/2034	147,947	112,553
Series 2022-,
3.000%, 02/01/2046	4,193,714	3,544,111
		13,993,875
Ginnie Mae I Pool
Series 2010-,
4.500%, 08/15/2040	342,543	327,690

Ginnie Mae II Pool
Series 2008-,
4.500%, 04/20/2038	148,820	146,090
Series 2010-,
4.000%, 09/20/2040	83,344	77,413
4.000%, 11/20/2040	94,847	88,100
4.000%, 12/20/2040	161,678	151,392
4.500%, 08/20/2040	273,377	261,432
1M US L + 2.077%,
08/20/2060(a)	401,065	407,416
Series 2011-,
4.000%, 09/20/2041	261,478	244,843
4.500%, 07/20/2041	206,639	197,103
Series 2012-,
3.500%, 03/20/2042	347,164	308,992
3.500%, 04/20/2042	80,455	71,646
3.500%, 05/20/2042	138,311	123,164
3.500%, 06/20/2042	89,034	79,243
3.500%, 08/20/2042	97,994	87,218
	Principal Amount	Value (Note 2)
3.500%, 09/20/2042	$76,207	$67,841
3.500%, 10/20/2042	89,492	79,691
3.500%, 12/20/2042	96,753	86,112
4.000%, 02/20/2042	28,551	26,520
4.000%, 04/20/2042	115,151	107,053
4.000%, 09/20/2042	95,267	89,340
Series 2012-5302,
3.500%, 02/20/2042	222,198	197,766
Series 2013-,
3.250%, 04/20/2033	336,439	305,904
3.500%, 04/20/2043	231,496	206,034
Series 2013-MA1149,
3.000%, 07/20/2043	13,439	11,649
Series 2015-,
3.750%, 05/20/2045	104,879	97,220
Series 2016-,
3.000%, 07/20/2046	279,529	243,926
4.500%, 09/20/2045	229,753	219,004
4.500%, 03/20/2046	167,268	160,981
Series 2016-MA3588,
3.500%, 04/20/2046	277,908	247,448
Series 2016-MA3793,
3.500%, 07/20/2046	775,878	690,830
Series 2016-MA3865,
3.500%, 08/20/2046	481,546	428,761
Series 2017-,
2.500%, 01/20/2032	313,588	275,954
3.500%, 12/20/2047	928,331	832,730
Series 2018-,
3.500%, 01/20/2048	72,275	65,913
4.000%, 05/20/2048	2,622,537	2,431,095
4.000%, 09/20/2048	2,945,945	2,729,693
4.500%, 09/20/2048	351,393	337,948
5.500%, 10/20/2048	633,978	639,148
Series 2019-,
3.500%, 12/20/2049	152,264	135,084
4.000%, 04/20/2049	110,247	100,157
4.500%, 09/20/2049	452,213	437,970
5.500%, 06/20/2049	252,872	255,090
6.000%, 01/20/2049	315,983	320,293
Series 2019-784688,
5.000%, 02/20/2049	1,012,274	992,012
Series 2019-MA5864,
3.000%, 04/20/2049	22,128	19,352
Series 2019-MA5920,
3.000%, 05/20/2049	15,939	13,795
Series 2019-MA5936,
6.500%, 05/20/2049	52,713	55,009
Series 2020-,
4.000%, 02/20/2050	532,037	493,215
4.000%, 04/20/2050	873,523	793,577
4.000%, 05/20/2050	167,936	152,914
		16,591,081
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $109,307,506)		99,673,065

See Notes to Financial Statements.

49 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
CORPORATE BONDS (41.69%)

Aerospace & Defense (1.84%)
Boeing Co.
2.20%, 02/04/2026 $	10,030,000	$8,870,755
3.95%, 08/01/2059	7,777,000	4,885,958
TransDigm, Inc.
8.00%, 12/15/2025(e)	16,061,000	16,361,822
Total Aerospace & Defense		30,118,535

Airlines (1.52%)
Alaska Airlines 2020-1 Class A
Pass Through Trust
4.80%, 08/15/2027(e)	5,310,621	4,975,435
Alaska Airlines 2020-1 Class B
Pass Through Trust
8.00%, 08/15/2025(e)	4,442,363	4,434,764
British Airways 2020-1 Class A
Pass Through Trust
4.25%, 11/15/2032(e)	1,224,045	1,100,687
Southwest Airlines Co.
5.25%, 05/04/2025	7,540,000	7,503,165
United Airlines 2020-1 Class A
Pass Through Trust
Series 20-1
5.88%, 10/15/2027	7,235,959	6,993,046
Total Airlines		25,007,097
Automobiles Manufacturing (1.20%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,500,000	5,908,663
4.00%, 11/13/2030	3,483,000	2,826,280
Nissan Motor Co., Ltd.
4.81%, 09/17/2030(e)	7,650,000	6,117,922
Volkswagen Group of America
Finance LLC
0.75%, 11/23/2022(e)	995,000	992,209
0.88%, 11/22/2023(e)	995,000	947,413
3.95%, 06/06/2025(e)	3,000,000	2,869,878
Total Automobiles Manufacturing		19,662,365
Banks (3.14%)
Associated Bank NA/Green Bay
WI
4.25%, 01/15/2025	934,000	902,139
Citizens Bank NA
1D US SOFR + 1.45%,
10/24/2025(a)	5,154,000	5,192,946
Cooperatieve Rabobank UA
3.75%, 07/21/2026	4,500,000	4,096,223
Danske Bank A/S
5.38%, 01/12/2024(e)	1,000,000	985,760
1Y US TI + 1.03%,
12/08/2023(a)(e)	2,000,000	1,988,056
1Y US TI + 1.35%,
09/11/2026(a)(e)	6,500,000	5,528,266
First Horizon Corp.
3.55%, 05/26/2023	2,500,000	2,473,297
	Principal Amount	Value (Note 2)
First-Citizens Bank & Trust Co.
1D US SOFR + 3.83%,
06/19/2024(a)	$16,202,000	$15,959,956
FNB Corp.
2.20%, 02/24/2023	1,800,000	1,780,032
Intesa Sanpaolo SpA
1Y US TI + 2.75%,
06/01/2042(a)(e)	1,800,000	1,055,548
UniCredit SpA
1Y US TI + 1.20%,
06/03/2027(a)(e)	14,303,000	11,708,706
Total Banks		51,670,929
Cable & Satellite (1.35%)
CCO Holdings LLC / CCO Holdings
Capital Corp.
4.25%, 01/15/2034(e)	6,569,000	4,838,594
4.50%, 06/01/2033(e)	5,978,000	4,544,748
4.75%, 02/01/2032(e)	5,300,000	4,252,813
Charter Communications
Operating LLC / Charter
Communications Operating
Capital
3.85%, 04/01/2061	14,627,000	8,460,087
Total Cable & Satellite		22,096,242
Casinos & Gaming (1.21%)
MGM Resorts International
6.75%, 05/01/2025	12,855,000	12,708,003
Penn Entertainment, Inc.
5.63%, 01/15/2027(e)	7,595,000	6,917,204
Total Casinos & Gaming		19,625,207
Chemicals (1.53%)
Avient Corp.
5.75%, 05/15/2025(e)	3,004,000	2,944,250
Celanese US Holdings LLC
6.17%, 07/15/2027	4,973,000	4,695,562
6.33%, 07/15/2029	2,984,000	2,778,553
6.38%, 07/15/2032	6,175,000	5,626,734
Dow Chemical Co.
6.30%, 03/15/2033	4,966,000	4,949,851
International Flavors &
Fragrances, Inc.
1.83%, 10/15/2027(e)	4,966,000	4,053,101
Total Chemicals		25,048,051
Commercial Finance (1.96%)
AerCap Ireland Capital DAC /
AerCap Global Aviation
Trust
6.50%, 07/15/2025	17,268,000	17,009,433
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(e)	2,830,000	2,162,329
4.25%, 04/15/2026(e)	3,100,000	2,712,085
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(e)	10,304,000	10,257,118
Total Commercial Finance		32,140,965

See Notes to Financial Statements.

50 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Consumer Finance (0.70%)
Ally Financial, Inc.
1.45%, 10/02/2023	$990,000	$949,564
American Express Co.
5.85%, 11/05/27	3,000,000	2,997,900
OneMain Finance Corp.
5.38%, 11/15/2029	3,500,000	2,879,678
Synchrony Financial
3.70%, 08/04/2026	3,192,000	2,870,348
4.25%, 08/15/2024	1,700,000	1,642,018
Total Consumer Finance		11,339,508
Consumer Products (0.61%)
CHURCH & DWIGHT CHD 5.6
11/15/32
5.60%, 11/15/2032	4,500,000	4,491,900
GSK Consumer Healthcare
Capital UK PLC
3.13%, 03/24/2025(e)	2,983,000	2,810,863
GSK Consumer Healthcare
Capital US LLC
3.38%, 03/24/2027(e)	2,983,000	2,700,557
Total Consumer Products		10,003,320
Containers & Packaging (0.18%)
Owens-Brockway Glass
Container, Inc.
5.88%, 08/15/2023(e)	2,957,000	2,945,435
Diversified Banks (2.46%)
Bank of America Corp.
1D US SOFR + 1.37%,
10/24/2031(a)	17,418,000	12,798,562
5Y US TI + 1.20%,
09/21/2036(a)	5,649,000	4,043,104
Citigroup, Inc.
4.30%, 11/20/2026	12,407,000	11,698,041
HSBC Holdings PLC
1D US SOFR + 1.51%,
12/09/2025(a)	3,750,000	3,534,276
JPMorgan Chase & Co.
1D US SOFR + 1.56%,
04/26/2028(a)	4,972,000	4,628,706
1D US SOFR + 1.80%,
04/26/2033(a)	3,977,000	3,547,200
Total Diversified Banks		40,249,889
Electrical Equipment Manufacturing (0.20%)
Trimble, Inc.
4.75%, 12/01/2024	3,254,000	3,199,234

Entertainment Resources (0.45%)
Cedar Fair LP / Canada's
Wonderland Co. / Magnum
Management Corp. /
Millennium Op
5.50%, 05/01/2025(e)	4,484,000	4,455,953
	Principal Amount	Value (Note 2)
Vail Resorts, Inc.
6.25%, 05/15/2025(e)	$2,983,000	$2,974,677
Total Entertainment Resources		7,430,630
Exploration & Production (0.86%)
Diamondback Energy, Inc.
4.40%, 03/24/2051	2,990,000	2,248,697
Hilcorp Energy I LP / Hilcorp
Finance Co.
6.00%, 04/15/2030(e)	1,682,000	1,525,295
6.25%, 11/01/2028(e)	5,537,000	5,220,422
6.25%, 04/15/2032(e)	1,682,000	1,544,917
Range Resources Corp.
5.00%, 03/15/2023	3,557,000	3,547,556
Total Exploration & Production		14,086,887
Financial Services (3.00%)
Carlyle Finance Subsidiary LLC
3.50%, 09/19/2029(e)	2,000,000	1,657,986
Credit Suisse Group AG
1D US SOFR + 2.044%,
06/05/2026(a)(e)	3,000,000	2,529,895
1D US SOFR + 3.92%,
08/12/2033(a)(e)	7,000,000	6,102,051
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%,
09/10/2024(a)	3,976,000	3,902,679
1D US SOFR + 1.114%,
02/24/2028(a)	7,952,000	6,878,820
Morgan Stanley
1D US SOFR + 1.00%,
01/21/2028(a)	4,970,000	4,299,314
1D US SOFR + 1.36%,
09/16/2036(a)	12,446,000	8,825,436
Nasdaq, Inc.
0.45%, 12/21/2022	2,990,000	2,972,692
Raymond James Financial, Inc.
4.65%, 04/01/2030	9,000,000	8,377,996
UBS Group AG
1Y US TI + 0.83%,
07/30/2024(a)(e)	1,000,000	962,575
1Y US TI + 1.75%,
05/12/2028(a)(e)	2,983,000	2,735,751
Total Financial Services		49,245,195
Food & Beverage (0.58%)
JDE Peet's NV
0.80%, 09/24/2024(e)	1,984,000	1,800,698
Kraft Heinz Foods Co.
3.88%, 05/15/2027	4,255,000	3,989,785
4.25%, 03/01/2031	4,226,000	3,821,631
Total Food & Beverage		9,612,114
Hardware (1.00%)
Dell, Inc.
5.40%, 09/10/2040	5,940,000	4,888,798
Teledyne Technologies, Inc.
1.60%, 04/01/2026	7,776,000	6,760,546
2.75%, 04/01/2031	5,969,000	4,670,707

See Notes to Financial Statements.

51 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Total Hardware		16,320,051

Health Care Facilities & Services (0.91%)
HCA, Inc.
2.38%, 07/15/2031 $	11,927,000	$8,904,513
5.38%, 02/01/2025	3,000,000	2,963,707
5.63%, 09/01/2028	3,000,000	2,884,844
Total Health Care Facilities & Services		14,753,064
Homebuilders (0.44%)
Shea Homes LP
4.75%, 04/01/2029	3,500,000	2,858,678
Tri Pointe Homes, Inc.
5.70%, 06/15/2028	5,000,000	4,340,000
Total Homebuilders		7,198,678
Industrial Other (0.74%)
Ashtead Capital, Inc.
5.50%, 08/11/2032(e)	3,540,000	3,204,739
Honeywell International, Inc.
4.95%, 02/15/2028	4,000,000	3,994,643
5.00%, 02/15/2033	3,207,000	3,181,391
Quanta Services, Inc.
0.95%, 10/01/2024	1,984,000	1,809,088
Total Industrial Other		12,189,861
Managed Care (0.25%)
Humana, Inc.
0.65%, 08/03/2023	4,265,000	4,120,711
Medical Equipment & Devices Manufacturing (0.36%)
PerkinElmer, Inc.
0.55%, 09/15/2023	3,347,000	3,217,335
0.85%, 09/15/2024	2,977,000	2,748,350
Total Medical Equipment & Devices
Manufacturing		5,965,685
Metals & Mining (0.58%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	9,805,000	9,457,222
Pipeline (4.54%)
Buckeye Partners LP
4.13%, 12/01/2027	2,040,000	1,774,933
4.15%, 07/01/2023	3,800,000	3,760,423
4.50%, 03/01/2028(e)	8,958,000	7,784,278
Cheniere Energy Partners LP
3.25%, 01/31/2032	3,000,000	2,338,125
Energy Transfer LP
3.45%, 01/15/2023	2,027,000	2,020,666
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(e)	12,936,000	9,991,874
4.32%, 12/30/2039(e)	9,061,000	6,213,854
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(e)	7,311,000	7,037,355
4.63%, 04/01/2029(e)	6,974,000	6,161,425
	Principal Amount	Value (Note 2)
Targa Resources Partners LP /
Targa Resources Partners Finance Corp.
6.50%, 07/15/2027 $	16,103,000	$16,018,056
6.88%, 01/15/2029	8,740,000	8,728,293
Western Midstream Operating LP
3M US L + 1.10%,
01/13/2023(a)	2,630,000	2,616,928
Total Pipeline		74,446,210
Power Generation (1.77%)
Alexander Funding Trust
1.84%, 11/15/2023(e)	6,118,000	5,746,561
NRG Energy, Inc.
2.00%, 12/02/2025(e)	4,530,000	3,993,824
2.45%, 12/02/2027(e)	5,455,000	4,486,778
Vistra Operations Co. LLC
5.13%, 05/13/2025(e)	6,961,000	6,726,998
5.50%, 09/01/2026(e)	8,626,000	8,301,879
Total Power Generation		29,256,040
Property & Casualty Insurance (0.12%)
Fairfax US, Inc.
4.88%, 08/13/2024(e)	2,000,000	1,948,519

Publishing & Broadcasting (1.10%)
Nexstar Media, Inc.
4.75%, 11/01/2028(e)	8,000,000	7,039,520
5.63%, 07/15/2027(e)	4,376,000	4,141,118
Scripps Escrow II, Inc.
3.88%, 01/15/2029(e)	2,888,000	2,389,315
5.38%, 01/15/2031(e)	5,478,000	4,457,832
Total Publishing & Broadcasting		18,027,785
Real Estate (1.36%)
Cushman & Wakefield US
Borrower LLC
6.75%, 05/15/2028(e)	2,000,000	1,906,530
Howard Hughes Corp.
4.13%, 02/01/2029(e)	3,623,000	2,840,229
4.38%, 02/01/2031(e)	2,267,000	1,709,420
Realogy Group LLC / Realogy Co.- Issuer Corp.
4.88%, 06/01/2023(e)	4,075,000	4,072,148
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(e)	5,500,000	5,160,524
5.63%, 05/01/2024(e)	6,649,000	6,571,273
Total Real Estate		22,260,124
Refining & Marketing (0.68%)
HF Sinclair Corp.
4.50%, 10/01/2030	9,494,000	8,044,180
5.88%, 04/01/2026	3,177,000	3,092,461
Total Refining & Marketing		11,136,641

See Notes to Financial Statements.

52 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Semiconductors (0.23%)
Microchip Technology, Inc.
0.97%, 02/15/2024	$3,985,000	$3,750,175
Software & Services (0.48%)
CoStar Group, Inc.
2.80%, 07/15/2030(e)	10,000,000	7,893,689
Transportation & Logistics (0.34%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	7,060,491	5,641,027

Utilities (2.22%)
Atmos Energy Corp.
0.63%, 03/09/2023	5,062,000	4,989,369
3M US L + 0.38%,
03/09/2023(a)	1,993,000	1,988,448
Dominion Energy, Inc.
3.07%, 08/15/2024(c)	1,500,000	1,431,965
National Rural Utilities
Cooperative Finance Corp.
3M US L + 2.91%,
04/30/2043(a)	4,331,000	3,986,383
ONE Gas, Inc.
0.85%, 03/11/2023	1,744,000	1,718,367
1.10%, 03/11/2024	8,745,000	8,275,652
Pacific Gas and Electric Co.
3.25%, 02/16/2024	2,984,000	2,884,887
Sempra Energy
5Y US TI + 2.868%,
04/01/2052(a)	4,268,000	3,219,624
Southern California Edison Co.
1.10%, 04/01/2024	2,899,000	2,727,772
Southern Co.
5.11%, 08/01/2027	4,972,000	4,841,087
Total Utilities		36,063,554
Waste & Environment Services & Equipment (0.39%)
GFL Environmental, Inc.
5.13%, 12/15/2026(e)	6,644,000	6,334,655

Wireless Telecommunications Services (1.33%)
AT&T, Inc.
5.35%, 11/01/2066	691,884	14,861,667
Sprint Corp.
7.88%, 09/15/2023	6,792,000	6,912,511
Total Wireless Telecommunications Services		21,774,178
	Principal Amount	Value (Note 2)
Wireline Telecommunications Services (0.06%)
NTT Finance Corp.
0.37%, 03/03/2023(e)	$996,000	$981,448

TOTAL CORPORATE BONDS
(Cost $766,652,963)		683,000,920

GOVERNMENT BONDS (35.08%)
U.S. Treasury Bonds (35.08%)
United States Treasury Bonds
2.00%, 11/15/2041	29,730,000	20,281,434
2.38%, 02/15/2042	58,541,000	42,762,371
2.88%, 05/15/2032	48,976,000	44,384,500
2.88%, 05/15/2052	45,813,000	35,569,500
3.00%, 08/15/2052	95,461,000	76,473,209
3.25%, 05/15/2042	52,853,000	44,702,076
3.38%, 08/15/2042	50,255,000	43,368,495
United States Treasury Notes
0.75%, 08/31/2026	51,299,000	44,802,463
1.13%, 01/15/2025	34,475,000	32,055,017
1.25%, 12/31/2026	45,295,000	40,025,918
1.50%, 01/31/2027	46,625,000	41,559,995
2.63%, 05/31/2027	34,835,000	32,475,473
2.75%, 04/30/2027	10,423,000	9,769,120
2.75%, 08/15/2032	59,572,000	53,316,940
3.50%, 09/15/2025	13,343,000	13,008,383
Total U.S. Treasury Bonds		574,554,894
TOTAL GOVERNMENT BONDS
(Cost $648,141,744)		574,554,894

	Shares	Value (Note 2)
PREFERRED STOCK (3.49%)
Energy (0.27%)
Pipeline (0.27%)
Energy Transfer LP, 6.750%(f)	5,491,000	4,367,867

Total Energy		4,367,867

Financials (3.22%)
Banks (1.61%)
Bank of Hawaii, Series A,
4.375%(f)	86,693	1,473,781
PNC Financial Services Group,
Inc., 3.400%(f)	26,160,000	25,044,733
		26,518,514
Commercial Finance (0.47%)
AerCap Holdings NV, 5.875%(f)	4,960,000	4,469,753
Air Lease Corp., Series C,
4.125%(f)	4,960,000	3,286,445
		7,756,198

See Notes to Financial Statements.

53 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Consumer Finance (0.64%)
Ally Financial, Inc., Series C,
4.700%(f)	2,982,000	$2,012,850
American Express Co., 3.550%(f)	4,674,000	3,616,508
Discover Financial Services,
Series D, 6.125%(f)	5,000,000	4,815,998
		10,445,356
Financial Services (0.50%)
Credit Suisse Group AG,
6.375%(e)(f)	10,875,000	8,135,661

Total Financials		52,855,729

TOTAL PREFERRED STOCK
(Cost $66,686,462)		57,223,596

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.06%)

Money Market Fund (1.06%)
Morgan Stanley
Institutional
Liquidity Funds -
Government
Portfolio	2.89%	17,324,015	$17,324,015

TOTAL SHORT TERM INVESTMENTS
(Cost $17,324,015)			17,324,015

Value
(Note 2)
TOTAL INVESTMENTS (99.89%)
(Cost $1,830,590,586)	$1,636,186,907

Other Assets In Excess Of Liabilities (0.11%)	1,746,610

NET ASSETS (100.00%)	$1,637,933,517

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

12M US L - 12 Month LIBOR as of October 31, 2022 was 5.45%

7Y US TI - 7 Year US Treasury Index as of October 31, 2022 was 4.18%

1D US SOFR - 1 Day SOFR as of October 31, 2022 was 3.05%

1Y US TI - 1 Year US TI as of October 31, 2022 was 4.66%

5Y US TI - 5 Year US TI as of October 31, 2022 was 4.27%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2022.
(d)	Interest only security. (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate fair value of those securities was $276,947,228, representing 16.91% of net assets.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

54 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
COMMON STOCKS (0.74%)

Energy (0.56%)
Oil & Gas (0.56%)
Cheniere Energy Partners LP	27,491	$1,653,034

Total Energy		1,653,034

Technology (0.18%)
Tech Hardware & Semiconductors (0.18%)
Texas Instruments, Inc.	3,234	519,477

Total Technology		519,477

TOTAL COMMON STOCKS
(Cost $1,697,016)		2,172,511

	Principal Amount	Value (Note 2)
BANK LOAN (0.22%)

Publishing & Broadcasting (0.22%)
Nexstar Media, Inc.
09/18/2026(a)	$650,187	$645,038

TOTAL BANK LOAN
(Cost $650,187)		645,038

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.40%)

Fannie Mae
Series 2002-71, Class AP,
5.000%, 11/25/2032	13,989	13,821
Series 2008-8, Class FB,
1M US L + 0.82%,
02/25/2038(a)	139,342	132,230
		146,051
Freddie Mac
Series 2002-2455, Class GK,
6.500%, 05/15/2032	16,566	16,763
Series 2002-2505, Class D,
5.500%, 09/15/2032	33,498	33,900
Series 2005-2990, Class GO,
–%, 02/15/2035(b)	35,781	29,769
Series 2011-3907, Class KG,
2.500%, 04/15/2040	6,377	6,342
Series 2015-4537, Class AZ,
3.000%, 12/15/2045	23,833	20,812
Series 2016-4579, Class W,
3.010%, 01/15/2038(a)	89,889	90,546
		198,132
	Principal Amount	Value (Note 2)
Ginnie Mae
Series 2009-93, Class HG,
4.000%, 09/16/2039	$16,731	$16,404
Series 2011-139, Class KZ,
2.500%, 10/20/2041	46,065	36,933
Series 2011-H05, Class FB,
1M US L + 0.50%,
12/20/2060(a)	29,325	29,010
Series 2011-H14, Class FC,
1M US L + 0.50%,
05/20/2061(a)	55,819	55,277
Series 2012-H20, Class BA,
1M US L + 0.56%,
09/20/2062(a)	31,938	31,679
Series 2012-H29, Class SA,
1M US L + 0.515%,
10/20/2062(a)	53,887	53,278
Series 2013-H07, Class GA,
1M US L + 0.47%,
03/20/2063(a)	30,263	29,961
Series 2013-H10, Class FA,
1M US L + 0.40%,
03/20/2063(a)	19,298	19,085
Series 2013-H22, Class FT,
1Y US TI + 0.65%,
04/20/2063(a)	24,416	24,362
Series 2013-H23, Class FA,
1M US L + 1.30%,
09/20/2063(a)	24,963	24,976
Series 2014-H03, Class FA,
1M US L + 0.60%,
01/20/2064(a)	17,740	17,609
Series 2015-43, Class DM,
2.500%, 03/20/2045	89,584	79,640
Series 2015-H29, Class FL,
1M US L + 0.60%,
11/20/2065(a)	58,450	57,660
Series 2016-H09, Class FA,
1M US L + 0.65%,
03/20/2066(a)	44,494	44,027
Series 2018-H07, Class FE,
1M US L + 0.35%,
02/20/2068(a)	71,279	70,632
Series 2020-134, Class XB,
1.000%, 07/20/2048	125,000	73,861
Series 2020-H09, Class NF,
1M US L + 1.25%,
04/20/2070(a)	62,605	62,649
Series 2021-215, Class TZ,
5.000%, 12/20/2051	127,560	106,289
		833,332
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $1,164,099)		1,177,515

See Notes to Financial Statements.

55 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (0.85%)

Fannie Mae Pool
Series 1998-,
6.500%, 08/01/2028	$27,466	$28,344
7.500%, 08/01/2028	25,954	25,966
8.500%, 06/01/2027	18,436	18,467
Series 1999-,
8.000%, 04/01/2029	25,240	25,245
Series 2001-,
7.000%, 06/01/2031	28,365	28,393
Series 2002-,
6.000%, 12/01/2032	41,726	42,204
Series 2003-,
4.500%, 09/01/2028	39,073	38,621
4.750%, 09/01/2033	42,873	41,115
5.500%, 10/01/2033	22,611	22,365
5.500%, 12/01/2033	39,099	38,667
Series 2005-,
4.500%, 05/01/2035	20,268	18,958
Series 2006-,
4.500%, 01/01/2036	30,466	29,967
Series 2007-,
5.500%, 07/01/2037	19,770	19,776
6.000%, 07/01/2037	37,034	36,897
6.000%, 09/01/2037	39,840	40,234
6.500%, 11/01/2037	45,707	47,159
Series 2008-,
5.000%, 06/01/2037	34,715	33,236
5.500%, 04/01/2038	22,774	22,883
5.500%, 08/01/2038	28,306	27,669
6.500%, 07/01/2038	46,902	48,391
Series 2009-,
5.000%, 04/01/2039	46,733	45,931
Series 2010-,
4.000%, 05/01/2040	5,902	5,401
5.500%, 02/01/2038	51,935	52,177
Series 2011-,
4.500%, 05/01/2041	72,317	67,832
Series 2013-,
3.000%, 04/01/2043	98,104	82,947
Series 2015-,
3.500%, 06/01/2045	58,123	54,522
5.000%, 07/01/2044	22,022	21,896
Series 2016-,
3.500%, 06/01/2046	37,710	33,066
Series 2018-,
3.734%, 02/01/2048(a)	51,018	43,742
		1,042,071
Freddie Mac Gold Pool
Series 2004-,
5.500%, 01/01/2034	29,677	29,598
Series 2006-,
4.500%, 01/01/2036	11,985	11,336
5.500%, 12/01/2034	30,400	30,341
5.500%, 08/01/2036	20,150	19,162
	Principal Amount	Value (Note 2)
6.000%, 05/01/2036	$57,166	$57,668
Series 2008-,
4.500%, 05/01/2038	61,457	60,511
6.000%, 08/01/2038	34,716	35,673
Series 2010-,
6.000%, 04/01/2040	24,088	24,301
Series 2013-,
3.000%, 01/01/2033	61,599	54,258
Series 2014-,
3.500%, 10/01/2044	41,783	36,656
Series 2015-,
4.000%, 03/01/2044	34,863	32,456
		391,960
Freddie Mac Pool
Series 2018-,
3.500%, 08/01/2042	52,997	47,590
4.500%, 01/01/2036	76,232	72,787
		120,377
Ginnie Mae I Pool
Series 2003-,
5.500%, 10/15/2033	61,107	63,768
Series 2010-,
5.000%, 05/15/2040	41,743	41,101
		104,869
Ginnie Mae II Pool
Series 2009-,
4.000%, 11/20/2039	51,815	48,871
6.000%, 11/20/2039	32,905	34,566
Series 2011-,
4.000%, 02/20/2041	35,052	32,558
4.000%, 05/20/2041	35,770	33,225
4.000%, 10/20/2041	14,597	13,558
Series 2012-,
3.500%, 01/20/2042	96,365	87,165
3.500%, 05/20/2042	99,944	90,081
Series 2013-,
3.500%, 03/20/2043	85,411	76,623
5.500%, 11/20/2035	94,864	97,321
Series 2014-,
3.750%, 04/20/2044	79,101	73,106
4.000%, 05/20/2044	69,389	64,870
Series 2016-,
3.500%, 09/20/2046	17,025	14,929
Series 2021-,
4.000%, 05/20/2051	158,230	143,747
		810,620
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,649,308)		2,469,897

See Notes to Financial Statements.

56 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
CORPORATE BONDS (70.40%)
Advertising & Marketing (0.94%)
Outfront Media Capital LLC /
Outfront Media Capital Corp.
5.00%, 08/15/2027(c)	$3,052,000	$2,752,843

Aerospace & Defense (2.72%)
Boeing Co.
2.20%, 02/04/2026	1,450,000	1,282,412
3.95%, 08/01/2059	2,170,000	1,363,319
TransDigm, Inc.
8.00%, 12/15/2025(c)	5,185,000	5,282,115
Total Aerospace & Defense		7,927,846

Airlines (2.54%)
Alaska Airlines 2020-1 Class A Pass
Through Trust
4.80%, 08/15/2027(c)	632,418	592,502
Alaska Airlines 2020-1 Class B Pass
Through Trust
8.00%, 08/15/2025(c)	1,688,606	1,685,718
British Airways 2020-1 Class A Pass
Through Trust
4.25%, 11/15/2032(c)	1,350,274	1,214,195
United Airlines 2020-1 Class A Pass
Through Trust
Series 20-1
5.88%, 10/15/2027	4,070,472	3,933,825
Total Airlines		7,426,240

Automobiles Manufacturing (1.01%)
Ford Motor Credit Co. LLC
3.81%, 01/09/2024	250,000	241,748
5.58%, 03/18/2024	650,000	641,094
Nissan Motor Co., Ltd.
4.35%, 09/17/2027(c)	1,400,000	1,180,833
4.81%, 09/17/2030(c)	1,100,000	879,701
Total Automobiles Manufacturing		2,943,376

Banks (3.09%)
Bank of Ireland Group PLC
1Y US TI + 2.65%,
09/16/2026(a)(c)	1,500,000	1,447,899
Danske Bank A/S
1Y US TI + 1.35%,
09/11/2026(a)(c)	3,400,000	2,891,708
Fifth Third Bank NA
1D US SOFR + 1.23%,
10/27/2025(a)	1,000,000	1,001,672
Synovus Bank/Columbus GA
5Y US TI + 3.63%,
10/29/2030(a)	1,774,000	1,637,436
UniCredit SpA
7.83%, 12/04/2023(c)	750,000	747,288
1Y US TI + 1.20%,
06/03/2027(a)(c)	1,589,000	1,300,785
Total Banks		9,026,788
	Principal Amount	Value (Note 2)
Cable & Satellite (1.68%)
CCO Holdings LLC / CCO Holdings
Capital Corp.
4.25%, 02/01/2031(c)	$1,000,000	$791,655
4.25%, 01/15/2034(c)	3,550,000	2,614,859
4.75%, 02/01/2032(c)	673,000	540,027
Charter Communications Operating
LLC / Charter Communications
Operating Capital
3.85%, 04/01/2061	1,689,000	976,898
Total Cable & Satellite		4,923,439
Casinos & Gaming (3.06%)
International Game Technology PLC
4.13%, 04/15/2026(c)	1,000,000	929,760
MGM Resorts International
4.75%, 10/15/2028	2,900,000	2,521,049
6.75%, 05/01/2025	1,233,000	1,218,901
Penn Entertainment, Inc.
5.63%, 01/15/2027(c)	4,674,000	4,256,881
Total Casinos & Gaming		8,926,591

Chemicals (1.11%)
Avient Corp.
5.75%, 05/15/2025(c)	57,000	55,866
7.13%, 08/01/2030(c)	250,000	239,399
Celanese US Holdings LLC
6.17%, 07/15/2027	2,250,000	2,124,475
6.38%, 07/15/2032	891,000	811,890
Total Chemicals		3,231,630

Commercial Finance (1.78%)
Antares Holdings LP
2.75%, 01/15/2027(c)	500,000	395,460
3.95%, 07/15/2026(c)	2,500,000	2,129,272
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(c)	2,700,000	2,687,715
Total Commercial Finance		5,212,447

Consumer Finance (0.93%)
OneMain Finance Corp.
6.88%, 03/15/2025	1,650,000	1,602,521
8.25%, 10/01/2023	1,085,000	1,103,516
Total Consumer Finance		2,706,037

Consumer Services (2.60%)
Allied Universal Holdco LLC/Allied
Universal Finance Corp./Atlas
Luxco 4 Sarl
4.63%, 06/01/2028(c)	3,600,000	3,007,502
GXO Logistics, Inc.
1.65%, 07/15/2026	3,000,000	2,492,513
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/2026(c)	2,250,000	2,101,542
Total Consumer Services		7,601,557

Containers & Packaging (2.17%)
Canpack SA / Canpack US LLC
3.88%, 11/15/2029(c)	5,000,000	3,980,650

See Notes to Financial Statements.

57 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
OI European Group BV
4.75%, 02/15/2030(c)	$1,500,000	$1,262,055
Owens-Brockway Glass Container,
Inc.
5.88%, 08/15/2023(c)	1,105,000	1,100,678
Total Containers & Packaging		6,343,383

Department Stores (1.24%)
NMG Holding Co. Inc / Neiman
Marcus Group LLC
7.13%, 04/01/2026(c)	3,800,000	3,619,044

Diversified Banks (1.70%)
Bank of America Corp.
1D US SOFR + 1.37%,
10/24/2031(a)	2,900,000	2,130,889
Barclays PLC
1Y US TI + 2.30%,
08/09/2026(a)	3,000,000	2,857,681
Total Diversified Banks		4,988,570

Entertainment Resources (0.51%)
Cedar Fair LP / Canada's
Wonderland Co. / Magnum
Management Corp. /
Millennium Op
5.50%, 05/01/2025(c)	1,503,000	1,493,599

Exploration & Production (2.48%)
Hilcorp Energy I LP / Hilcorp Finance
Co.
5.75%, 02/01/2029(c)	3,050,000	2,797,689
6.00%, 04/15/2030(c)	308,000	279,305
6.25%, 11/01/2028(c)	1,506,000	1,419,894
6.25%, 04/15/2032(c)	308,000	282,898
Range Resources Corp.
5.00%, 03/15/2023	1,000,000	997,345
8.25%, 01/15/2029	1,400,000	1,456,777
Total Exploration & Production		7,233,908

Financial Services (4.28%)
Compass Group Diversified Holdings
LLC
5.00%, 01/15/2032(c)	2,500,000	1,827,974
5.25%, 04/15/2029(c)	1,750,000	1,509,436
Credit Suisse Group AG
1D US SOFR + 2.044%,
06/05/2026(a)(c)	2,429,000	2,048,372
1D US SOFR + 3.92%,
08/12/2033(a)(c)	1,000,000	871,722
Jane Street Group / JSG Finance,
Inc.
4.50%, 11/15/2029(c)	1,679,000	1,487,837
Morgan Stanley
1D US SOFR + 1.16%,
04/17/2025(a)	1,500,000	1,449,476
	Principal Amount	Value (Note 2)
OWL Rock Core Income Corp.
3.13%, 09/23/2026	$2,785,000	$2,329,632
UBS Group AG
1Y US TI + 1.55%,
05/12/2026(a)(c)	1,000,000	950,050
Total Financial Services		12,474,499

Forest & Paper Products Manufacturing (1.37%)
Resolute Forest Products, Inc.
4.88%, 03/01/2026(c)	4,050,000	4,003,709

Hardware (0.64%)
Teledyne Technologies, Inc.
2.75%, 04/01/2031	2,400,000	1,877,986

Homebuilders (3.00%)
Forestar Group, Inc.
3.85%, 05/15/2026(c)	4,103,000	3,499,306
Shea Homes LP
4.75%, 02/15/2028	125,000	105,624
4.75%, 04/01/2029	3,125,000	2,552,391
Tri Pointe Homes, Inc.
5.70%, 06/15/2028	3,000,000	2,604,000
Total Homebuilders		8,761,321

Industrial Other (0.86%)
Ashtead Capital, Inc.
5.50%, 08/11/2032(c)	600,000	543,176
Dycom Industries, Inc.
4.50%, 04/15/2029(c)	2,250,000	1,965,521
Total Industrial Other		2,508,697

Metals & Mining (1.04%)
SunCoke Energy, Inc.
4.88%, 06/30/2029(c)	3,700,000	3,039,587

Pharmaceuticals (0.66%)
Organon & Co. / Organon Foreign
Debt Co-Issuer BV
5.13%, 04/30/2031(c)	2,280,000	1,940,166

Pipeline (8.18%)
Buckeye Partners LP
4.13%, 12/01/2027	336,000	292,342
4.15%, 07/01/2023	1,200,000	1,187,502
4.50%, 03/01/2028(c)	3,448,000	2,996,226
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(c)	3,071,000	2,372,066
4.32%, 12/30/2039(c)	1,733,000	1,188,457
Genesis Energy LP / Genesis Energy
Finance Corp.
8.00%, 01/15/2027	4,535,000	4,400,174
Kinetik Holdings LP
5.88%, 06/15/2030(c)	2,000,000	1,878,687

See Notes to Financial Statements.

58 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(c)	$2,675,000	$2,574,877
4.63%, 04/01/2029(c)	1,734,000	1,531,963
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.50%, 07/15/2027	1,505,000	1,497,061
6.88%, 01/15/2029	2,957,000	2,953,039
Western Midstream Operating LP
3M US L + 1.10%,
01/13/2023(a)	1,036,000	1,030,851
Total Pipeline		23,903,245

Power Generation (0.88%)
Alexander Funding Trust
1.84%, 11/15/2023(c)	1,374,000	1,290,581
Vistra Operations Co. LLC
5.50%, 09/01/2026(c)	1,325,000	1,275,213
Total Power Generation		2,565,794

Publishing & Broadcasting (4.44%)
Gray Escrow II, Inc.
5.38%, 11/15/2031(c)	3,000,000	2,411,670
Gray Television, Inc.
4.75%, 10/15/2030(c)	2,000,000	1,584,750
Nexstar Media, Inc.
4.75%, 11/01/2028(c)	1,450,000	1,275,913
5.63%, 07/15/2027(c)	2,000,000	1,892,650
Scripps Escrow II, Inc.
5.38%, 01/15/2031(c)	6,100,000	4,963,997
Scripps Escrow, Inc.
5.88%, 07/15/2027(c)	900,000	816,570
Total Publishing & Broadcasting		12,945,550

Real Estate (5.38%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(c)	2,975,000	2,835,963
GLP Capital LP / GLP Financing II, Inc.
5.30%, 01/15/2029	2,600,000	2,347,447
5.75%, 06/01/2028	750,000	696,748
Howard Hughes Corp.
4.13%, 02/01/2029(c)	1,392,000	1,091,250
4.38%, 02/01/2031(c)	1,893,000	1,427,407
Kennedy-Wilson, Inc.
4.75%, 02/01/2030	4,084,000	3,216,069
Realogy Group LLC / Realogy Co.- Issuer Corp.
4.88%, 06/01/2023(c)	2,800,000	2,798,040
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(c)	200,000	187,655
5.63%, 05/01/2024(c)	1,137,000	1,123,708
Total Real Estate		15,724,287

	Principal Amount	Value (Note 2)
Retail - Consumer Discretionary (0.61%)
Victoria's Secret & Co.
4.63%, 07/15/2029(c)	$2,225,000	$1,775,394

Retail - Consumer Staples (0.63%)
United Natural Foods, Inc.
6.75%, 10/15/2028(c)	1,900,000	1,837,728

Software & Services (1.92%)
CoStar Group, Inc.
2.80%, 07/15/2030(c)	2,700,000	2,131,296
Picard Midco, Inc.
6.50%, 03/31/2029(c)	4,000,000	3,475,311
Total Software & Services		5,606,607

Supermarkets & Pharmacies (0.81%)
Arko Corp.
5.13%, 11/15/2029(c)	3,000,000	2,379,600

Utilities (2.44%)
National Rural Utilities Cooperative
Finance Corp.
3M US L + 2.91%,
04/30/2043(a)	1,550,000	1,426,667
Pacific Gas and Electric Co.
3.25%, 02/16/2024	2,000,000	1,933,571
Sempra Energy
5Y US TI + 2.868%,
04/01/2052(a)	2,725,000	2,055,640
Suburban Propane Partners
LP/Suburban Energy Finance Corp.
5.00%, 06/01/2031(c)	2,037,000	1,717,171
Total Utilities		7,133,049

Waste & Environment Services & Equipment (1.61%)
GFL Environmental, Inc.
4.00%, 08/01/2028(c)	2,800,000	2,429,476
5.13%, 12/15/2026(c)	2,399,000	2,287,303
Total Waste & Environment Services & Equipment		4,716,779

Wireless Telecommunications Services (0.90%)
AT&T, Inc.
5.35%, 11/01/2066	122,131	2,623,374

Wireline Telecommunications Services (1.19%)
Consolidated Communications, Inc.
5.00%, 10/01/2028(c)	4,500,000	3,493,350

TOTAL CORPORATE BONDS
(Cost $229,162,892)		205,668,020

See Notes to Financial Statements.

59 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (17.74%)
U.S. Treasury Bonds (17.74%)
United States Treasury Bonds
3.00%, 08/15/2052	$934,000	$748,222
United States Treasury Notes
0.75%, 12/31/2023	12,095,000	11,564,426
2.63%, 05/31/2027	4,040,000	3,766,353
2.75%, 07/31/2027	2,655,000	2,482,321
2.75%, 08/15/2032	967,000	865,465
3.00%, 07/31/2024	2,636,000	2,566,033
3.00%, 07/15/2025	8,631,000	8,313,912
3.13%, 08/15/2025	7,716,000	7,450,763
3.25%, 08/31/2024	7,487,000	7,317,080
4.25%, 09/30/2024	6,774,000	6,740,130
Total U.S. Treasury Bonds		51,814,705

TOTAL GOVERNMENT BONDS
(Cost $52,980,461)		51,814,705

	Shares	Value (Note 2)
PREFERRED STOCK (7.58%)

Consumer Discretionary (0.76%)
Retail - Consumer Discretionary (0.76%)
Qurate Retail, Inc., 8.000%(d)	45,800	2,208,476

Total Consumer Discretionary		2,208,476

Financials (6.82%)
Banks (3.20%)
PNC Financial Services Group, Inc., 3.400%(d)	6,928,000	8,007,340
Truist Financial Corp., Series N, 4.800%(d)	1,500,000	1,350,375
		9,357,715

Commercial Finance (2.07%)
AerCap Holdings NV, 5.875%(d)	4,499,000	4,054,319
Air Lease Corp., Series C, 4.125%(d)	3,000,000	1,987,769
		6,042,088

Consumer Finance (0.40%)
American Express Co., 3.550%(d)	1,500,000	1,160,625

Financial Services (1.15%)
Credit Suisse Group AG, 6.375%(c)(d)	2,500,000	1,870,267
Morgan Stanley, 6.500%(d)	60,000	1,488,000
		3,358,267

Total Financials		19,918,695

TOTAL PREFERRED STOCK
(Cost $27,156,139)		22,127,171

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.95%)
Money Market Fund (0.95%)
Morgan Stanley
Institutional Liquidity Funds - Government Portfolio	2.89%	2,771,713	$2,771,713

TOTAL SHORT TERM INVESTMENTS
(Cost $2,771,713)			2,771,713

TOTAL INVESTMENTS (98.88%)
(Cost $318,231,815)			$288,846,570

Other Assets In Excess Of Liabilities (1.12%)			3,260,175

NET ASSETS (100.00%)			$292,106,745

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

1D US SOFR - 1 Day SOFR as of October 31, 2022 was 3.05%

1Y US TI - 1 Year US TI as of October 31, 2022 was 4.66%

5Y US TI - 5 Year US TI as of October 31, 2022 was 4.27%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate fair value of those securities was $140,562,731, representing 48.12% of net assets.
(d)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

60 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
COMMON STOCKS (58.54%)

Communications (4.36%)
Media (4.03%)
Alphabet, Inc., Class A(a)	6,085	$575,093
Meta Platforms, Inc., Class A(a)	2,432	226,565
Walt Disney Co.(a)	2,484	264,645
		1,066,303

Telecommunications (0.33%)
AT&T, Inc.	4,740	86,742

Total Communications		1,153,045

Consumer Discretionary (6.12%)
Consumer Discretionary Services (2.62%)
Marriott International, Inc., Class A	1,859	297,644
McDonald's Corp.	1,447	394,540
		692,184

Retail & Whsle - Discretionary (3.50%)
Amazon.com, Inc.(a)	3,185	326,271
Lowe's Cos., Inc.	1,146	223,413
O'Reilly Automotive, Inc.(a)	445	372,540
		922,224

Total Consumer Discretionary		1,614,408

Consumer Staples (5.25%)
Consumer Staple Products (1.90%)
Coca-Cola Co.	6,070	363,290
Estee Lauder Cos., Inc., Class A	682	136,734
		500,024

Retail & Wholesale - Staples (3.35%)
Costco Wholesale Corp.	699	350,549
Target Corp.	1,086	178,376
Walmart, Inc.	2,505	356,536
		885,461

Total Consumer Staples		1,385,485

Energy (4.62%)
Oil & Gas (3.75%)
BP PLC, Sponsored ADR	2,605	86,616
ConocoPhillips	4,485	565,514
Enbridge, Inc.	8,647	336,801
		988,931

Renewable Energy (0.87%)
Enphase Energy, Inc.(a)	745	228,715

Total Energy		1,217,646

	Shares	Value (Note 2)
Financials (6.08%)
Banking (2.55%)
JPMorgan Chase & Co.	3,935	$495,338
Wells Fargo & Co.	3,885	178,671
		674,009

Financial Services (2.91%)
American Express Co.	1,250	185,563
Ares Management Corp., Class A	2,210	167,584
Intercontinental Exchange, Inc.	2,403	229,655
LPL Financial Holdings, Inc.	734	187,647
		770,449

Insurance (0.62%)
Prudential Financial, Inc.	1,545	162,519

Total Financials		1,606,977

Health Care (11.24%)
Health Care (11.24%)
Boston Scientific Corp.(a)	4,760	205,204
Bristol-Myers Squibb Co.	2,587	200,415
Danaher Corp.	972	244,623
HCA Healthcare, Inc.	1,200	260,964
IQVIA Holdings, Inc.(a)	995	208,622
Pfizer, Inc.	7,695	358,202
Thermo Fisher Scientific, Inc.	500	256,985
UnitedHealth Group, Inc.	1,434	796,085
Vertex Pharmaceuticals, Inc.(a)	792	247,104
Zoetis, Inc.	1,297	195,562
		2,973,766

Total Health Care		2,973,766

Industrials (5.66%)
Industrial Products (3.13%)
Caterpillar, Inc.	1,064	230,313
Deere & Co.	530	209,785
ITT, Inc.	2,011	153,620
TE Connectivity, Ltd.	1,905	232,848
		826,566

Industrial Services (2.53%)
Norfolk Southern Corp.	554	126,351
Old Dominion Freight Line, Inc.	439	120,549
Southwest Airlines Co.(a)	4,073	148,054
Waste Management, Inc.	1,710	270,813
		665,767

Total Industrials		1,492,333

See Notes to Financial Statements.

61 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
Materials (2.47%)
Materials (2.47%)
Anglo American PLC, ADR	7,300	$110,084
Freeport-McMoRan, Inc.	3,980	126,126
Linde PLC	500	148,675
LyondellBasell Industries NV, Class A	960	73,392
Mosaic Co.	1,490	80,088
Norsk Hydro ASA, ADR	17,760	112,598
		650,963

Total Materials		650,963

Real Estate (1.75%)
Real Estate (1.75%)
Equity LifeStyle Properties, Inc.	5,031	321,783
Prologis, Inc.	1,260	139,545
		461,328

Total Real Estate		461,328

Technology (10.99%)
Software & Tech Services (5.86%)
Mastercard, Inc., Class A	911	298,972
Microsoft Corp.	2,944	683,390
Palantir Technologies, Inc., Class A(a)	11,035	96,998
PayPal Holdings, Inc.(a)	2,373	198,335
Synopsys, Inc.(a)	938	274,412
		1,552,107

Tech Hardware & Semiconductors (5.13%)
Apple, Inc.	3,452	529,330
Lam Research Corp.	277	112,124
Motorola Solutions, Inc.	875	218,496
NVIDIA Corp.	590	79,632
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,326	143,165
Texas Instruments, Inc.	1,703	273,553
		1,356,300

Total Technology		2,908,407

TOTAL COMMON STOCKS
(Cost $14,220,487)		15,464,358

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (4.34%)

Fannie Mae
Series 1997-10, Class FA,
1M US L + 0.60%,
03/18/2027(b)	$6,542	$6,528

	Principal Amount	Value (Note 2)
Series 1997-42, Class PK,
4.500%, 07/18/2027	$7,009	$6,872
Series 1999-52, Class NF,
1M US L + 1.15%,
10/25/2023(b)	2,454	2,458
Series 2002-21, Class FD,
1M US L + 0.90%,
04/25/2032(b)	9,359	9,402
Series 2002-22, Class GC,
6.500%, 04/25/2032	7,955	8,229
Series 2002-58, Class PG,
6.000%, 09/25/2032	20,086	20,551
Series 2002-58, Class FG,
1M US L + 1.00%,
08/25/2032(b)	7,213	7,154
Series 2003-117, Class KB,
6.000%, 12/25/2033	16,618	17,070
Series 2003-87, Class SL,
9.10% - 1M US L, 07/25/2033(b)	38,380	36,322
Series 2004-60, Class JC,
5.500%, 04/25/2034	18,314	18,416
Series 2005-27, Class GH,
5.500%, 04/25/2035	90,000	90,830
Series 2007-104, Class ZE,
6.000%, 08/25/2037	17,418	17,607
Series 2007-22, Class A,
5.500%, 03/25/2037	8,356	8,484
Series 2007-55, Class PH,
6.000%, 06/25/2047	23,069	23,493
Series 2007-76, Class ZG,
6.000%, 08/25/2037	149,675	149,804
Series 2008-1, Class LF,
1M US L + 0.70%,
05/25/2037(b)	16,928	16,893
Series 2008-22, Class DB,
5.000%, 04/25/2048	15,233	15,035
Series 2009-12, Class LC,
8.423%, 06/25/2037(b)	15,162	16,433
Series 2009-51, Class BZ,
4.500%, 07/25/2039	20,636	19,920
Series 2010-61, Class WA,
5.998%, 06/25/2040(b)	17,227	17,626
Series 2010-98, Class BH,
5.500%, 09/25/2040	16,300	16,276
Series 2012-153, Class B,
7.000%, 07/25/2042	7,609	7,997
Series 2012-64, Class NA,
3.000%, 08/25/2041	2,738	2,675
Series 2013-18, Class MY,
3.000%, 03/25/2033	15,000	13,076
Series 2013-61, Class NY,
3.000%, 06/25/2033	35,000	30,645
Series 2013-9, Class AE,
1.750%, 03/25/2039	5,509	5,422

See Notes to Financial Statements.

62 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Series 2014-21, Class MA,
2.000%, 09/25/2041	$12,214	$11,344
		596,562
Freddie Mac
Series 1996-1843, Class Z,
7.000%, 04/15/2026	3,550	3,567
Series 1999-2123, Class L,
6.500%, 01/15/2029	21,703	22,175
Series 2002-2538, Class FB,
1M US L + 0.40%,
12/15/2032(b)	4,326	4,312
Series 2003-2626, Class FQ,
1M US L + 1.00%,
06/15/2023(b)	864	864
Series 2003-2696, Class DG,
5.500%, 10/15/2033	11,513	11,401
Series 2005-2977, Class AT,
4.500%, 05/15/2025	6,684	6,604
Series 2005-2990, Class LB,
16.94569% - 1M US L,
06/15/2034(b)	3,525	3,443
Series 2005-2993, Class TF,
1M US L + 0.35%,
06/15/2025(b)	8,625	8,608
Series 2006-3174, Class LF,
1M US L + 0.35%,
05/15/2036(b)	8,574	8,490
Series 2006-3239, Class EF,
1M US L + 0.35%,
11/15/2036(b)	9,216	9,046
Series 2007-3298, Class Z,
6.000%, 04/15/2037	24,659	25,092
Series 2008-3409, Class DB,
6.000%, 01/15/2038	16,051	16,197
Series 2009-3572, Class KT,
4.500%, 09/15/2039	15,075	14,757
Series 2010-3645, Class WD,
4.500%, 02/15/2040	26,000	23,039
Series 2010-3699, Class LC,
4.000%, 03/15/2040	11,806	11,419
Series 2010-3721, Class FB,
1M US L + 0.50%,
09/15/2040(b)	11,146	11,015
Series 2010-3759, Class PY,
4.000%, 11/15/2040	25,000	23,599
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	25,907	24,518
Series 2011-3954, Class PG,
2.500%, 07/15/2041	24,000	22,157
Series 2012-3987, Class LP,
3.500%, 01/15/2042	26,000	23,375
Series 2012-4032, Class AD,
2.000%, 10/15/2041	11,944	11,220
Series 2012-4043, Class PB,
1.500%, 05/15/2027	11,927	11,193

	Principal Amount	Value (Note 2)
Series 2013-4226, Class GZ,
3.000%, 07/15/2043	$12,998	$11,519
Series 2015-4498, Class JA,
2.500%, 04/15/2037	33,607	29,361
		336,971
Ginnie Mae
Series 2003-52, Class AP,
–%, 06/16/2033(c)	13,986	12,401
Series 2004-86, Class C,
5.500%, 10/20/2034	16,000	16,211
Series 2005-91, Class PD,
5.500%, 12/20/2035	10,737	10,884
Series 2007-70, Class FC,
1M US L + 0.47%,
11/20/2037(b)	16,614	16,589
Series 2008-2, Class PC,
4.750%, 01/20/2038	7,645	7,510
Series 2008-46, Class FA,
1M US L + 0.60%,
05/20/2038(b)	7,305	7,304
Series 2008-60, Class JP,
5.500%, 07/20/2038	46,000	46,418
Series 2009-104, Class KA,
4.500%, 08/16/2039	7,621	7,539
Series 2010-98, Class MG,
3.000%, 08/20/2039	1,479	1,473
Series 2011-H23, Class HA,
3.000%, 12/20/2061	6,167	5,793
Series 2012-39, Class GA,
3.000%, 10/16/2040	7,045	6,747
Series 2013-149, Class BP,
3.500%, 10/20/2043	50,000	44,230
Series 2013-98, Class DM,
3.500%, 07/20/2042	7,471	7,358
Series 2015-91, Class NE,
3.000%, 10/20/2044	3,785	3,697
Series 2019-152, Class LC,
3.500%, 10/20/2049	2,907	2,664
Series 2019-162, Class GA,
3.000%, 10/20/2049	3,971	3,713
Series 2020-167, Class EC,
1.000%, 02/20/2049	4,009	3,234
Series 2020-5, Class LC,
3.500%, 10/20/2049	4,179	3,870
Series 2021-76, Class ND,
1.250%, 08/20/2050	6,049	4,636
		212,271
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $1,275,022)		1,145,804

See Notes to Financial Statements.

63 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.10%)
Fannie Mae-Aces
Series 2014-M9, Class A2,
3.103%, 07/25/2024(b)	$27,536	$26,620

TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $27,469)		26,620

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (3.35%)

Fannie Mae Pool
Series 2004-,
5.500%, 08/01/2034	32,267	32,178
5.500%, 11/01/2034	39,986	39,358
Series 2005-,
7.687%, 06/15/2034	13,864	14,484
Series 2007-,
5.500%, 08/01/2037	31,029	29,524
1Y US TI + 2.403%,
10/01/2035(b)	23,634	23,976
Series 2008-,
5.500%, 03/01/2038	37,737	37,770
5.500%, 05/01/2038	30,317	30,474
Series 2009-,
5.500%, 11/01/2039	28,362	27,682
Series 2012-AM0762,
3.290%, 09/01/2032	8,146	7,325
Series 2012-AM1671,
2.100%, 12/01/2027	28,476	26,536
Series 2013-,
3.690%, 11/01/2023	35,100	34,569
Series 2014-,
3.500%, 11/01/2033	29,588	26,892
Series 2015-AM8645,
2.690%, 05/01/2027	21,077	19,411
Series 2015-AM8674,
2.810%, 04/01/2025	60,000	57,091
Series 2016-,
2.390%, 06/01/2025	18,789	17,649
Series 2017-AN6670,
3.210%, 09/01/2027	29,024	26,807
Series 2018-BL0212,
3.820%, 07/01/2027	34,087	32,638
Series 2019-,
3.340%, 05/01/2031	24,419	22,202
Series 2020-,
1.400%, 11/01/2032	55,000	39,478
		546,044
Freddie Mac Gold Pool
Series 2012-,
3.000%, 05/01/2032	34,546	29,993

	Principal Amount	Value (Note 2)
Ginnie Mae II Pool
Series 2009-,
5.000%, 10/20/2039	$11,501	$11,352
5.500%, 02/20/2039	34,205	34,233
Series 2010-,
4.000%, 12/20/2040	25,299	23,499
4.500%, 04/20/2040	104,792	100,217
4.500%, 08/20/2040	21,528	20,609
Series 2011-,
5.000%, 04/20/2041	26,675	26,289
Series 2012-,
3.500%, 05/20/2042	39,817	35,456
4.000%, 08/20/2042	62,869	58,150
		309,805
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $962,285)		885,842

CORPORATE BONDS (12.31%)
Aerospace & Defense (0.68%)
Boeing Co.
2.20%, 02/04/2026	70,000	61,910
3.95%, 08/01/2059	53,000	33,298
TransDigm, Inc.
8.00%, 12/15/2025(d)	82,000	83,535
Total Aerospace & Defense		178,743

Airlines (0.63%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(d)	43,848	41,080
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(d)	22,244	22,206
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(d)	5,464	4,914
Southwest Airlines Co.
5.25%, 05/04/2025	55,000	54,731
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.88%, 10/15/2027	43,471	42,012
Total Airlines		164,943

Automobiles Manufacturing (0.82%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	35,000	31,814
4.00%, 11/13/2030	17,000	13,795
Nissan Motor Co., Ltd.
4.81%, 09/17/2030(d)	200,000	159,945
Volkswagen Group of America
Finance LLC
0.75%, 11/23/2022(d)	5,000	4,986
0.88%, 11/22/2023(d)	5,000	4,761
Total Automobiles Manufacturing		215,301

See Notes to Financial Statements.

64 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Banks (0.45%)
Citizens Bank NA
1D US SOFR + 1.45%,
10/24/2025(b)	$36,000	$36,272
First-Citizens Bank & Trust Co.
1D US SOFR + 3.83%,
06/19/2024(b)	83,000	81,759
Total Banks		118,031

Cable & Satellite (0.41%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 01/15/2034(d)	31,000	22,834
4.50%, 06/01/2033(d)	22,000	16,725
4.75%, 02/01/2032(d)	27,000	21,665
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	84,000	48,584
Total Cable & Satellite		109,808

Casinos & Gaming (0.43%)
MGM Resorts International
6.75%, 05/01/2025	60,000	59,314
Penn Entertainment, Inc.
5.63%, 01/15/2027(d)	61,000	55,555
Total Casinos & Gaming		114,869

Chemicals (0.57%)
Avient Corp.
5.75%, 05/15/2025(d)	18,000	17,642
Celanese US Holdings LLC
6.17%, 07/15/2027	27,000	25,494
6.33%, 07/15/2029	16,000	14,898
6.38%, 07/15/2032	34,000	30,981
Dow Chemical Co.
6.30%, 03/15/2033	34,000	33,890
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027(d)	34,000	27,750
Total Chemicals		150,655

Commercial Finance (0.73%)
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust
6.50%, 07/15/2025	110,000	108,353
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(d)	14,000	10,697
4.25%, 04/15/2026(d)	25,000	21,872
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(d)	51,000	50,768
Total Commercial Finance		191,690

Consumer Finance (0.04%)
Ally Financial, Inc.
1.45%, 10/02/2023	10,000	9,592

	Principal Amount	Value (Note 2)
Consumer Products (0.12%)
GSK Consumer Healthcare Capital UK PLC
3.13%, 03/24/2025(d)	$17,000	$16,019
GSK Consumer Healthcare Capital US LLC
3.38%, 03/24/2027(d)	17,000	15,390
Total Consumer Products		31,409

Containers & Packaging (0.06%)
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(d)	16,000	15,937

Diversified Banks (0.85%)
Bank of America Corp.
1D US SOFR + 1.37%,
10/24/2031(b)	90,000	66,131
5Y US TI + 1.20%,
09/21/2036(b)	62,000	44,375
Citigroup, Inc.
4.30%, 11/20/2026	70,000	66,000
JPMorgan Chase & Co.
1D US SOFR + 1.56%,
04/26/2028(b)	28,000	26,067
1D US SOFR + 1.80%,
04/26/2033(b)	23,000	20,514
Total Diversified Banks		223,087

Entertainment Resources (0.11%)
Cedar Fair LP / Canada's
Wonderland Co. / Magnum
Management Corp. /
Millennium Op
5.50%, 05/01/2025(d)	13,000	12,919
Vail Resorts, Inc.
6.25%, 05/15/2025(d)	17,000	16,953
Total Entertainment Resources		29,872

Exploration & Production (0.30%)
Diamondback Energy, Inc.
4.40%, 03/24/2051	10,000	7,521
Hilcorp Energy I LP / Hilcorp Finance Co.
6.00%, 04/15/2030(d)	10,000	9,068
6.25%, 11/01/2028(d)	42,000	39,599
6.25%, 04/15/2032(d)	10,000	9,185
Range Resources Corp.
5.00%, 03/15/2023	15,000	14,960
Total Exploration & Production		80,333

Financial Services (0.78%)
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%,
09/10/2024(b)	24,000	23,557
1D US SOFR + 1.114%,
02/24/2028(b)	48,000	41,522

See Notes to Financial Statements.

65 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Morgan Stanley
1D US SOFR + 1.00%,
01/21/2028(b)	$30,000	$25,952
1D US SOFR + 1.36%,
09/16/2036(b)	61,000	43,255
Nasdaq, Inc.
0.45%, 12/21/2022	10,000	9,942
Raymond James Financial, Inc.
4.65%, 04/01/2030	50,000	46,544
UBS Group AG
1Y US TI + 1.75%,
05/12/2028(b)(d)	17,000	15,591
Total Financial Services		206,363

Food & Beverage (0.22%)
JDE Peet's NV
0.80%, 09/24/2024(d)	16,000	14,522
Kraft Heinz Foods Co.
3.88%, 05/15/2027	24,000	22,504
4.25%, 03/01/2031	24,000	21,704
Total Food & Beverage		58,730

Hardware (0.24%)
Dell, Inc.
5.40%, 09/10/2040	24,000	19,753
Teledyne Technologies, Inc.
1.60%, 04/01/2026	24,000	20,866
2.75%, 04/01/2031	31,000	24,257
Total Hardware		64,876

Health Care Facilities & Services (0.21%)
HCA, Inc.
2.38%, 07/15/2031	73,000	54,500

Industrial Other (0.06%)
Quanta Services, Inc.
0.95%, 10/01/2024	16,000	14,589

Managed Care (0.10%)
Humana, Inc.
0.65%, 08/03/2023	28,000	27,053

Medical Equipment & Devices Manufacturing (0.08%)
PerkinElmer, Inc.
0.85%, 09/15/2024	23,000	21,233

Metals & Mining (0.27%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	75,000	72,340

Pipeline (1.44%)
Buckeye Partners LP
4.13%, 12/01/2027	36,000	31,322
4.50%, 03/01/2028(d)	50,000	43,449
Energy Transfer LP
3.45%, 01/15/2023	10,000	9,969

	Principal Amount	Value (Note 2)
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	$63,000	$48,662
4.32%, 12/30/2039(d)	62,000	42,518
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(d)	39,000	37,540
4.63%, 04/01/2029(d)	32,000	28,272
Targa Resources Partners LP / Targa
Resources Partners Finance
Corp.
6.50%, 07/15/2027	91,000	90,519
6.88%, 01/15/2029	46,000	45,938
Total Pipeline		378,189

Power Generation (0.54%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	40,000	37,572
NRG Energy, Inc.
2.00%, 12/02/2025(d)	20,000	17,633
2.45%, 12/02/2027(d)	25,000	20,563
Vistra Operations Co. LLC
5.13%, 05/13/2025(d)	39,000	37,688
5.50%, 09/01/2026(d)	29,000	27,910
Total Power Generation		141,366

Publishing & Broadcasting (0.28%)
Nexstar Media, Inc.
4.75%, 11/01/2028(d)	25,000	21,999
5.63%, 07/15/2027(d)	24,000	22,712
Scripps Escrow II, Inc.
3.88%, 01/15/2029(d)	12,000	9,928
5.38%, 01/15/2031(d)	22,000	17,903
Total Publishing & Broadcasting		72,542

Real Estate (0.15%)
Realogy Group LLC / Realogy Co.- Issuer Corp.
4.88%, 06/01/2023(d)	25,000	24,983
VICI Properties LP / VICI Note Co., Inc.
5.63%, 05/01/2024(d)	17,000	16,801
Total Real Estate		41,784

Refining & Marketing (0.23%)
HF Sinclair Corp.
4.50%, 10/01/2030	46,000	38,975
5.88%, 04/01/2026	22,000	21,415
Total Refining & Marketing		60,390
Semiconductors (0.05%)
Microchip Technology, Inc.
0.97%, 02/15/2024	15,000	14,116

Software & Services (0.17%)
CoStar Group, Inc.
2.80%, 07/15/2030(d)	60,000	47,363

See Notes to Financial Statements.

66 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Principal Amount	Value (Note 2)
Transportation & Logistics (0.14%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	$44,653	$35,676

Utilities (0.77%)
Atmos Energy Corp.
0.63%, 03/09/2023	17,000	16,756
3M US L + 0.38%,
03/09/2023(b)	7,000	6,984
National Rural Utilities Cooperative
Finance Corp.
3M US L + 2.91%,
04/30/2043(b)	30,000	27,613
ONE Gas, Inc.
0.85%, 03/11/2023	6,000	5,912
1.10%, 03/11/2024	75,000	70,975
Pacific Gas and Electric Co.
3.25%, 02/16/2024	16,000	15,469
Sempra Energy
5Y US TI + 2.868%,
04/01/2052(b)	32,000	24,140
Southern California Edison Co.
1.10%, 04/01/2024	10,000	9,409
Southern Co.
5.11%, 08/01/2027	28,000	27,263
Total Utilities		204,521

Waste & Environment Services & Equipment (0.13%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	36,000	34,324

Wireless Telecommunications Services	(0.24%)
AT&T, Inc.
5.35%, 11/01/2066	1,729	37,139
Sprint Corp.
7.88%, 09/15/2023	25,000	25,444
Total Wireless Telecommunications Services		62,583

Wireline Telecommunications Services (0.01%)
NTT Finance Corp.
0.37%, 03/03/2023(d)	4,000	3,942

TOTAL CORPORATE BONDS
(Cost $3,723,154)		3,250,750

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (12.95%)
U.S. Treasury Bonds (12.95%)
United States Treasury Bonds
2.00%, 11/15/2041	$289,000	$197,152
2.38%, 02/15/2042	328,000	239,594
2.88%, 05/15/2032	273,000	247,406
2.88%, 05/15/2052	232,000	180,126
3.00%, 08/15/2052	620,000	496,679
3.25%, 05/15/2042	295,000	249,505
3.38%, 08/15/2042	286,000	246,809
United States Treasury Notes
1.50%, 01/31/2027	175,000	155,989
2.63%, 05/31/2027	225,000	209,760
2.75%, 08/15/2032	472,000	422,440
3.13%, 08/15/2025	440,000	424,876
3.50%, 09/15/2025	85,000	82,868
4.25%, 09/30/2024	268,000	266,660
Total U.S. Treasury Bonds		3,419,864
TOTAL GOVERNMENT BONDS
(Cost $3,805,558)		3,419,864

	Shares	Value (Note 2)
PREFERRED STOCK (1.53%)

Energy (0.05%)
Pipeline (0.05%)
Energy Transfer LP, Series F,
6.750%(e)	15,000	12,882

Total Energy		12,882

Financials (1.48%)
Banks (0.49%)
PNC Financial Services Group,
Inc., Series O, 3.400%(e)	133,000	133,146

Commercial Finance (0.24%)
AerCap Holdings NV, 5.875%(e)	40,000	36,046
Air Lease Corp., Series C, 4.125%(e)	40,000	26,503
		62,549

Consumer Finance (0.18%)
Ally Financial, Inc., Series C,
4.700%(e)	18,000	12,150
American Express Co., 3.550%(e)	26,000	20,118
Discover Financial Services,
Series D, 6.125%(e)	15,000	14,448
		46,716

Financial Services (0.57%)
Credit Suisse Group AG,
6.375%(d)(e)	200,000	149,621

Total Financials		392,032

See Notes to Financial Statements.

67 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statement of Investments	October 31, 2022

	Shares	Value (Note 2)
TOTAL PREFERRED STOCK
(Cost $500,576)		$404,914

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (8.04%)

Money Market Fund (8.04%)
Morgan Stanley
Institutional Liquidity Funds - Government Portfolio	2.89%	45,082	$45,082
State Street Institutional
Treasury Plus Money Market Fund (Premier Class)	3.02%	2,079,026	2,079,026
			2,124,108

TOTAL SHORT TERM INVESTMENTS
(Cost $2,124,108)			2,124,108

TOTAL INVESTMENTS (101.16%)
(Cost $26,638,659)			$26,722,260

Liabilities In Excess Of Other Assets (-1.16%)			(307,473)

NET ASSETS (100.00%)			$26,414,787

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

7Y US TI - 7 Year US Treasury Index as of October 31, 2022 was 4.18%

1D US SOFR - 1 Day SOFR as of October 31, 2022 was 3.05%

1Y US TI - 1 Year US TI as of October 31, 2022 was 4.66%

5Y US TI - 5 Year US TI as of October 31, 2022 was 4.27%

(a)	Non-Income Producing Security.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.

(c)	Issued with zero coupon.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, the aggregate fair value of those securities was $1,423,500, representing 5.39% of net assets.

(e)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

68 | October 31, 2022

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2022

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$759,837,672	$1,636,186,907	$288,846,570	$26,722,260
Cash	465,986	–	–	–
Receivable for investments sold	7,246,798	5,004,585	2,003,657	35,105
Receivable for shares sold	4,722,824	4,381,648	399,586	34,160
Dividends and interest receivable	4,997,148	15,274,084	3,264,843	93,964
Prepaid expenses and other assets	67,375	59,049	28,898	30,099
Total Assets	777,337,803	1,660,906,273	294,543,554	26,915,588
LIABILITIES
Payable for investments purchased	12,798,306	19,792,720	2,000,000	299,026
Payable for shares redeemed	571,561	1,562,691	103,184	52,974
Investment advisory fees payable	114,848	608,568	197,072	6,762
Administration and transfer agency fees payable	204,342	751,176	84,909	91,403
Distribution and services fees payable	14,284	10,134	4,400	1,291
Trustees' fees and expenses payable	4,123	5,199	1,431	–
Professional fees payable	26,869	45,403	22,119	19,658
Custody fees payable	30,554	93,285	12,016	18,528
Accrued expenses and other liabilities	45,341	103,580	11,678	11,159
Total Liabilities	13,810,228	22,972,756	2,436,809	500,801
NET ASSETS	$763,527,575	$1,637,933,517	$292,106,745	$26,414,787
NET ASSETS CONSIST OF
Paid-in capital	$799,552,765	$1,945,354,648	$340,446,547	$27,857,477
Total distributable earnings/(accumulated losses)	(36,025,190)	(307,421,131)	(48,339,802)	(1,442,690)
NET ASSETS	$763,527,575	$1,637,933,517	$292,106,745	$26,414,787
INVESTMENTS, AT COST	$787,347,956	$1,830,590,586	$318,231,815	$26,638,659

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.98		$9.34		$8.82		$10.22
Net Assets	$19,227,494		$4,252,079		$6,154,625		$651,176
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,926,526		455,150		697,455		63,687
Class A:
Net Asset Value, offering and redemption price per share	$9.98		$9.34		$8.83		$10.22
Net Assets	$15,429,459		$16,023,828		$1,087,688		$1,063,395
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,546,326		1,714,700		123,231		104,020
Maximum offering price per share	$10.21	(a)	$9.56	(a)	$9.03	(a)	$10.57	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$9.93		$9.32		$8.82		$10.17
Net Assets	$3,783,691		$4,223,074		$616,934		$524,277
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	380,848		452,932		69,919		51,542
Class I:
Net Asset Value, offering and redemption price per share	$9.98		$9.34		$8.83		$10.22
Net Assets	$725,086,931		$1,613,434,536		$284,247,498		$24,175,939
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	72,622,618		172,788,591		32,187,997		2,364,929

See Notes to Financial Statements.

69 | October 31, 2022

ALPS | Smith Funds
Statements of Assets and Liabilities	October 31, 2022

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.

(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.
(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

70 | October 31, 2022

ALPS | Smith Funds
Statements of Operations	For the Year Ended October 31, 2022

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
INVESTMENT INCOME
Dividends	$243,361	$1,973,720	$1,285,379	$341,969
Foreign taxes withheld on dividends	(8,050)	–	–	(9,844)
Interest	12,547,918	52,376,666	12,165,588	304,326
Total Investment Income	12,783,229	54,350,386	13,450,967	636,451

EXPENSES
Investment advisory fees	2,381,058	9,556,122	2,191,760	229,010
Administrative fees	585,408	1,702,999	250,665	87,656
Transfer agency fees	342,593	939,946	120,519	39,509
Distribution and service fees
Investor Class	24,325	20,605	17,238	1,906
Class A	42,476	53,834	2,928	3,014
Class C	34,927	54,824	6,243	5,740
Professional fees	27,417	46,428	23,480	20,374
Reports to shareholders and printing fees	11,672	63,703	6,825	1,144
State registration fees	188,197	197,840	95,156	65,493
Insurance fees	2,708	21,830	160	188
Custody fees	25,035	70,987	7,656	6,595
Trustees' fees and expenses	39,474	102,652	16,072	2,218
Recoupment of previously waived fees (Note 6)	–	–	476	–
Miscellaneous expenses	20,016	68,412	8,659	6,388
Total Expenses	3,725,306	12,900,182	2,747,837	469,235
Less fees waived/reimbursed by investment advisor (Note 6)
Investor Class	(4,469)	(3,056)	–	(3,187)
Class A	(8,598)	(8,987)	–	(5,161)
Class C	(1,495)	(3,783)	–	(2,577)
Class I	(407,457)	(1,505,281)	(91,465)	(169,876)
Net Expenses	3,303,287	11,379,075	2,656,372	288,434
Net Investment Income	9,479,942	42,971,311	10,794,595	348,017
Net realized loss on investments	(8,526,807)	(104,815,742)	(18,956,826)	(1,347,489)
Net realized loss on foreign currency transactions	–	–	–	(89)
Net Realized Loss	(8,526,807)	(104,815,742)	(18,956,826)	(1,347,578)
Net change in unrealized depreciation on investments	(27,717,066)	(212,897,549)	(30,273,340)	(4,243,201)
Net Change in Unrealized Depreciation	(27,717,066)	(212,897,549)	(30,273,340)	(4,243,201)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(36,243,873)	(317,713,291)	(49,230,166)	(5,590,779)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,763,931)	$(274,741,980)	$(38,435,571)	$(5,242,762)

See Notes to Financial Statements.

71 | October 31, 2022

ALPS | Smith Short Duration Bond Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$9,479,942	$2,847,616
Net realized gain/(loss)	(8,526,807)	1,366,915
Net change in unrealized depreciation	(27,717,066)	(1,863,510)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(26,763,931)	2,351,021

DISTRIBUTIONS
From distributable earnings
Investor Class	(135,980)	(155,128)
Class A	(223,388)	(122,168)
Class C	(27,527)	(17,715)
Class I	(10,393,894)	(4,175,818)
Net Decrease in Net Assets from Distributions	(10,780,789)	(4,470,829)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	20,293,360	15,055,603
Class A	8,110,025	13,671,339
Class C	2,785,267	1,574,934
Class I	657,729,701	481,182,792
Dividends reinvested
Investor Class	117,679	103,471
Class A	145,571	107,066
Class C	20,508	17,232
Class I	5,293,045	2,516,150
Shares redeemed, net of redemption fees
Investor Class	(10,816,386)	(13,992,876)
Class A	(8,700,902)	(530,992)
Class C	(2,298,424)	(289,750)
Class I	(394,356,061)	(156,359,324)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	278,323,383	343,055,645

Net increase in net assets	240,778,663	340,935,837

NET ASSETS
Beginning of year	522,748,912	181,813,075
End of year	$763,527,575	$522,748,912

See Notes to Financial Statements.

72 | October 31, 2022

ALPS | Smith Total Return Bond Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$42,971,311	$30,747,035
Net realized gain/(loss)	(104,815,742)	3,499,336
Net change in unrealized depreciation	(212,897,549)	(12,866,274)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(274,741,980)	21,380,097

DISTRIBUTIONS
From distributable earnings
Investor Class	(169,630)	(336,421)
Class A	(472,869)	(584,781)
Class C	(93,247)	(198,520)
Class I	(47,659,641)	(55,637,740)
Dividends to shareholders from tax return of capital
Investor Class	(575)	–
Class A	(1,607)	–
Class C	(318)	–
Class I	(162,036)	–
Net Decrease in Net Assets from Distributions	(48,559,923)	(56,757,462)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	2,107,435	4,281,016
Class A	6,858,178	19,688,892
Class C	1,341,168	2,181,358
Class I	972,091,838	874,175,506
Dividends reinvested
Investor Class	158,015	280,200
Class A	425,759	530,643
Class C	74,386	153,422
Class I	32,775,183	37,592,642
Shares redeemed, net of redemption fees
Investor Class	(6,384,019)	(4,826,938)
Class A	(15,232,506)	(7,467,466)
Class C	(3,381,657)	(1,481,119)
Class I	(812,475,284)	(470,271,790)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	178,358,496	454,836,366

Net increase/(decrease) in net assets	(144,943,407)	419,459,001

NET ASSETS
Beginning of year	1,782,876,924	1,363,417,923
End of year	$1,637,933,517	$1,782,876,924

See Notes to Financial Statements.

73 | October 31, 2022

ALPS | Smith Credit Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$10,794,595	$3,377,181
Net realized gain/(loss)	(18,956,826)	1,092,257
Net change in unrealized appreciation/(depreciation)	(30,273,340)	1,003,450
Net Increase/(Decrease) in Net Assets Resulting from Operations	(38,435,571)	5,472,888

DISTRIBUTIONS
From distributable earnings
Investor Class	(243,907)	(116,811)
Class A	(43,048)	(30,109)
Class C	(19,336)	(10,784)
Class I	(11,494,833)	(3,347,171)
Dividends to shareholders from tax return of capital
Investor Class	(3,082)	–
Class A	(543)	–
Class C	(238)	–
Class I	(146,533)	–
Net Decrease in Net Assets from Distributions	(11,951,520)	(3,504,875)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	1,453,017	7,838,750
Class A	54,211	166,565
Class C	50,288	160,000
Class I	163,129,209	310,405,806
Dividends reinvested
Investor Class	246,758	108,253
Class A	6,716	3,391
Class C	567	58
Class I	9,479,983	2,190,246
Shares redeemed
Investor Class	(1,322,489)	(1,873,870)
Class C	(9,912)	–
Class I	(137,896,810)	(40,909,390)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	35,191,538	278,089,809

Net increase/(decrease) in net assets	(15,195,553)	280,057,822

NET ASSETS
Beginning of year	307,302,298	27,244,476
End of year	$292,106,745	$307,302,298

See Notes to Financial Statements.

74 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS
Net investment income	$348,017	$170,843
Net realized loss	(1,347,578)	(23,464)
Net change in unrealized appreciation/(depreciation)	(4,243,201)	4,462,821
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,242,762)	4,610,200

DISTRIBUTIONS
From distributable earnings
Investor Class	(8,311)	(3,280)
Class A	(13,485)	(5,331)
Class C	(3,314)	(268)
Class I	(435,324)	(184,448)
Dividends to shareholders from tax return of capital
Investor Class	(16)	–
Class A	(26)	–
Class C	(5)	–
Class I	(855)	–
Net Decrease in Net Assets from Distributions	(461,336)	(193,327)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	2,810	45,545
Class A	48,757	–
Class C	18,793	–
Class I	11,772,497	22,130,170
Dividends reinvested
Investor Class	1,769	510
Class A	430	–
Class C	99	–
Class I	313,630	103,203
Shares redeemed
Investor Class	(11,772)	(5,641)
Class A	(862)	–
Class I	(20,047,598)	(1,042,715)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(7,901,447)	21,231,072

Net increase/(decrease) in net assets	(13,605,545)	25,647,945

NET ASSETS
Beginning of year	40,020,332	14,372,387
End of year	$26,414,787	$40,020,332

See Notes to Financial Statements.

75 | October 31, 2022

ALPS | Smith Short Duration Bond Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.57	$10.62	$10.25	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.05	0.11	0.23	0.07
Net realized and unrealized gain/(loss)	(0.59)	0.03	0.48	0.27	(0.04)
Total from investment operations	(0.45)	0.08	0.59	0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.11)	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.14)	(0.13)	(0.22)	(0.23)	(0.05)

Net increase/(decrease) in net asset value	(0.59)	(0.05)	0.37	0.27	(0.02)
Net asset value, end of year	$9.98	$10.57	$10.62	$10.25	$9.98
TOTAL RETURN(b)	(4.31)%	0.77%	5.85%	5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,227	$10,194	$9,100	$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.84%	0.90%	0.95%	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78%	0.76%	0.78%	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	1.41%	0.51%	1.02%	2.22%	1.93	%(c)
Portfolio turnover rate(d)	99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

76 | October 31, 2022

ALPS | Smith Short Duration Bond Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.56	$10.61	$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.05	0.12	0.22	0.06
Net realized and unrealized gain/(loss)	(0.55)	0.03	0.47	0.27	(0.03)
Total from investment operations	(0.44)	0.08	0.59	0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.11)	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.14)	(0.13)	(0.22)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN
CAPITAL	–	–	–	0.00 (b)	–
Net increase/(decrease) in net asset value	(0.58)	(0.05)	0.37	0.26	(0.02)
Net asset value, end of year	$9.98	$10.56	$10.61	$10.24	$9.98
TOTAL RETURN(c)	(4.19)%	0.77%	5.84%	4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,429	$16,868	$3,702	$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.79%	0.84%	0.94%	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74%	0.76%	0.77%	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	1.08%	0.51%	1.10%	2.17%	1.86	%(d)
Portfolio turnover rate(e)	99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

77 | October 31, 2022

ALPS | Smith Short Duration Bond Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.53	$10.61		$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04	(0.02)		0.05	0.15	0.05
Net realized and unrealized gain/(loss)	(0.56)	0.02		0.47	0.27	(0.04)
Total from investment operations	(0.52)	–		0.52	0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.05)	(0.00	)(b)	(0.07)	(0.15)	(0.03)
From net realized gains	(0.03)	(0.08)		(0.08)	(0.01)	–
Total distributions	(0.08)	(0.08)		(0.15)	(0.16)	(0.03)

Net increase/(decrease) in net asset value	(0.60)	(0.08)		0.37	0.26	(0.02)
Net asset value, end of year	$9.93	$10.53		$10.61	$10.24	$9.98
TOTAL RETURN(c)	(5.01)%	(0.01)%		5.10%	4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,784	$3,472		$2,193	$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.53%	1.55%		1.67%	1.83%	3.54	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49%	1.49%		1.49%	1.49%	1.48	%(d)
Ratio of net investment income/(loss) to average net assets	0.43%	(0.22)%		0.46%	1.48%	1.35	%(d)
Portfolio turnover rate(e)	99%	165%		457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

78 | October 31, 2022

ALPS | Smith Short Duration Bond Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.57	$10.62	$10.25	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.08	0.16	0.25	0.08
Net realized and unrealized gain/(loss)	(0.57)	0.03	0.46	0.26	(0.03)
Total from investment operations	(0.42)	0.11	0.62	0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.14)	(0.08)	(0.17)	(0.25)	(0.06)
From net realized gains	(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.17)	(0.16)	(0.25)	(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN
CAPITAL	–	–	0.00 (b)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	(0.59)	(0.05)	0.37	0.26	(0.01)
Net asset value, end of year	$9.98	$10.57	$10.62	$10.25	$9.99
TOTAL RETURN(c)	(4.03)%	1.05%	6.12%	5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$725,087	$492,215	$166,817	$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.56%	0.58%	0.70%	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.47%	0.77%	1.52%	2.46%	2.36	%(d)
Portfolio turnover rate(e)	99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

79 | October 31, 2022

ALPS | Smith Total Return Bond Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.23		$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.18	0.19	0.22	0.07
Net realized and unrealized gain/(loss)	(1.85)		(0.03)	0.57	0.95	0.03
Total from investment operations	(1.63)		0.15	0.76	1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.26)		(0.19)	(0.19)	(0.21)	(0.05)
From net realized gains	–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	(0.00	)(b)	–	–	–	–
Total distributions	(0.26)		(0.38)	(0.29)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(1.89)		(0.23)	0.47	0.94	0.05
Net asset value, end of year	$9.34		$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	(14.73)%		1.26%	6.95%	11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,252		$9,605	$10,109	$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.97%		0.98%	1.01%	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.93%		0.95%	0.96%	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	2.14%		1.55%	1.66%	2.05%	2.20	%(d)
Portfolio turnover rate(e)	179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

80 | October 31, 2022

ALPS | Smith Total Return Bond Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.23		$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.18	0.19	0.21	0.07
Net realized and unrealized gain/(loss)	(1.85)		(0.03)	0.57	0.97	0.03
Total from investment operations	(1.63)		0.15	0.76	1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.26)		(0.19)	(0.19)	(0.22)	(0.05)
From net realized gains	–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	(0.00	)(b)	–	–	–	–
Total distributions	(0.26)		(0.38)	(0.29)	(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN
CAPITAL	–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(1.89)		(0.23)	0.47	0.94	0.05
Net asset value, end of year	$9.34		$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	(14.62)%		1.27%	6.96%	11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,024		$27,342	$15,016	$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96%		0.97%	0.99%	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.92%		0.94%	0.95%	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	2.14%		1.57%	1.66%	1.91%	2.10	%(d)
Portfolio turnover rate(e)	179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

 See Notes to Financial Statements.

81 | October 31, 2022

ALPS | Smith Total Return Bond Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.21		$11.44	$10.97	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.09	0.11	0.13	0.05
Net realized and unrealized gain/(loss)	(1.86)		(0.02)	0.57	0.97	0.03
Total from investment operations	(1.71)		0.07	0.68	1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.18)		(0.11)	(0.11)	(0.15)	(0.04)
From net realized gains	–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	(0.00	)(b)	–	–	–	–
Total distributions	(0.18)		(0.30)	(0.21)	(0.17)	(0.04)

Net increase/(decrease) in net asset value	(1.89)		(0.23)	0.47	0.93	0.04
Net asset value, end of year	$9.32		$11.21	$11.44	$10.97	$10.04
TOTAL RETURN(c)	(15.36)%		0.55%	6.23%	10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,223		$7,184	$6,508	$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.71%		1.71%	1.72%	1.79%	4.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.64%		1.66%	1.67%	1.67%	1.67	%(d)
Ratio of net investment income to average net assets	1.42%		0.83%	0.94%	1.20%	1.49	%(d)
Portfolio turnover rate(e)	179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

82 | October 31, 2022

ALPS | Smith Total Return Bond Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.22		$11.46	$10.99	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.21	0.22	0.24	0.09
Net realized and unrealized gain/(loss)	(1.84)		(0.04)	0.57	0.97	0.02
Total from investment operations	(1.59)		0.17	0.79	1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.29)		(0.22)	(0.22)	(0.24)	(0.07)
From net realized gains	–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	(0.00	)(b)	–	–	–	–
Total distributions	(0.29)		(0.41)	(0.32)	(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN
CAPITAL	–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(1.88)		(0.24)	0.47	0.95	0.04
Net asset value, end of year	$9.34		$11.22	$11.46	$10.99	$10.04
TOTAL RETURN(c)	(14.40)%		1.47%	7.26%	12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,613,435		$1,738,746	$1,331,786	$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.73%		0.73%	0.72%	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.64%		0.66%	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	2.46%		1.84%	1.94%	2.22%	2.64	%(d)
Portfolio turnover rate(e)	179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

 See Notes to Financial Statements.

83 | October 31, 2022

ALPS | Smith Credit Opportunities Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.25	0.02
Net realized and unrealized gain/(loss)	(1.59)		0.51	(0.04)
Total from investment operations	(1.26)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.33)		(0.25)	(0.02)
From net realized gains	(0.04)		(0.02)	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	(1.63)		0.49	(0.04)
Net asset value, end of year	$8.82		$10.45	$9.96
TOTAL RETURN(c)	(12.28)%		7.63%	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,155		$6,869	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.17%		1.25%	2.36	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.17%		1.19%	1.20	%(d)
Ratio of net investment income to average net assets	3.44%		2.35%	1.37	%(d)
Portfolio turnover rate(e)	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84 | October 31, 2022

ALPS | Smith Credit Opportunities Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.25	0.02
Net realized and unrealized gain/(loss)	(1.58)		0.51	(0.04)
Total from investment operations	(1.25)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.33)		(0.25)	(0.02)
From net realized gains	(0.04)		(0.02)	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	(1.62)		0.49	(0.04)
Net asset value, end of year	$8.83		$10.45	$9.96
TOTAL RETURN(c)	(12.18)%		7.65%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,088		$1,217	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%		1.26%	2.38	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.16%		1.16%	1.20	%(d)
Ratio of net investment income to average net assets	3.45%		2.41%	1.33	%(d)
Portfolio turnover rate(e)	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85 | October 31, 2022

ALPS | Smith Credit Opportunities Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.17	0.01
Net realized and unrealized gain/(loss)	(1.59)		0.52	(0.04)
Total from investment operations	(1.33)		0.69	(0.03)

DISTRIBUTIONS:
From net investment income	(0.26)		(0.18)	(0.01)
From net realized gains	(0.04)		(0.02)	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.30)		(0.19)	(0.01)

Net increase/(decrease) in net asset value	(1.63)		0.49	(0.04)
Net asset value, end of year	$8.82		$10.45	$9.96
TOTAL RETURN(c)	(12.91)%		6.88%	(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$617		$682	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.90%		2.00%	3.09	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%		1.90%	1.90	%(d)
Ratio of net investment income to average net assets	2.71%		1.67%	0.63	%(d)
Portfolio turnover rate(e)	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

  See Notes to Financial Statements.

86 | October 31, 2022

ALPS | Smith Credit Opportunities Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.45		$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.28	0.02
Net realized and unrealized gain/(loss)	(1.57)		0.50	(0.03)
Total from investment operations	(1.22)		0.78	(0.01)

DISTRIBUTIONS:
From net investment income	(0.36)		(0.28)	(0.02)
From net realized gains	(0.04)		(0.02)	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.40)		(0.30)	(0.02)

Net increase/(decrease) in net asset value	(1.62)		0.48	(0.03)
Net asset value, end of year	$8.83		$10.45	$9.97
TOTAL RETURN(c)	(11.94)%		7.83%	(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$284,247		$298,535	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.93%		1.03%	1.86	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%		0.90%	0.90	%(d)
Ratio of net investment income to average net assets	3.70%		2.66%	1.79	%(d)
Portfolio turnover rate(e)	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	(1.94)		2.32	(0.12)
Total from investment operations	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	(0.02)		–	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.22		$12.19	$9.88
TOTAL RETURN(c)	(15.17)%		23.95%	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$651		$784	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%		1.67%	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.12%		1.12%	1.15	%(d)
Ratio of net investment income to average net assets	0.86%		0.38%	0.25	%(d)
Portfolio turnover rate(e)	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	(1.94)		2.32	(0.12)
Total from investment operations	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	(0.02)		–	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.22		$12.19	$9.88
TOTAL RETURN(c)	(15.16)%		23.96%	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,063		$1,219	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%		1.66%	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.11%		1.11%	1.15	%(d)
Ratio of net investment income to average net assets	0.87%		0.39%	0.26	%(d)
Portfolio turnover rate(e)	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$12.14		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.01		(0.04)	(0.01)
Net realized and unrealized gain/(loss)	(1.92)		2.31	(0.11)
Total from investment operations	(1.91)		2.27	(0.12)

DISTRIBUTIONS:
From net investment income	(0.04)		(0.01)	–
From net realized gains	(0.02)		–	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.06)		(0.01)	–

Net increase/(decrease) in net asset value	(1.97)		2.26	(0.12)
Net asset value, end of year	$10.17		$12.14	$9.88
TOTAL RETURN(c)	(15.81)%		22.93%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$524		$607	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.30%		2.40%	3.73	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85%		1.85%	1.85	%(d)
Ratio of net investment income/(loss) to average net assets	0.13%		(0.35)%	(0.44	)%(d)
Portfolio turnover rate(e)	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90 | October 31, 2022

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.08	0.01
Net realized and unrealized gain/(loss)	(1.93)		2.31	(0.12)
Total from investment operations	(1.81)		2.39	(0.11)

DISTRIBUTIONS:
From net investment income	(0.14)		(0.08)	(0.01)
From net realized gains	(0.02)		–	–
From tax return of capital	(0.00	)(b)	–	–
Total distributions	(0.16)		(0.08)	(0.01)

Net increase/(decrease) in net asset value	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.22		$12.19	$9.88
TOTAL RETURN(c)	(14.93)%		24.28%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$24,176		$37,410	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.41%		1.39%	2.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85%		0.85%	0.85	%(d)
Ratio of net investment income to average net assets	1.10%		0.67%	0.57	%(d)
Portfolio turnover rate(e)	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91 | October 31, 2022

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October 31, 2022

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund and ALPS |Smith Balanced Opportunity Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | Smith Total Return Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services -Investment Companies".

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the "Board" or "Trustees"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Funds have odd lot pricing policies they employ to value odd lot securities.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. ("AAI", or, the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

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October 31, 2022

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$1,175,950	$–	$1,175,950
Commercial Mortgage-Backed Securities	–	963,213	–	963,213
Mortgage-Backed Securities	–	11,883,850	–	11,883,850
Corporate Bonds	–	493,062,859	–	493,062,859
Government Bonds	–	252,190,271	–	252,190,271
Municipal Bonds	–	100,000	–	100,000
Short Term Investments	461,529	–	–	461,529
Total	$461,529	$759,376,143	$–	$759,837,672

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$158,839,849	$–	$158,839,849
Commercial Mortgage-Backed Securities	–	45,570,568	–	45,570,568
Mortgage-Backed Securities	–	99,673,065	–	99,673,065
Corporate Bonds	14,861,667	668,139,253	–	683,000,920
Government Bonds	–	574,554,894	–	574,554,894
Preferred Stock	1,473,781	55,749,815	–	57,223,596
Short Term Investments	17,324,015	–	–	17,324,015
Total	$33,659,463	$1,602,527,444	$–	$1,636,186,907

93 | October 31, 2022

Notes to Financial Statements
October 31, 2022

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Common Stocks(a)	$2,172,511	$–	$–	$2,172,511
Bank Loan	–	645,038	–	645,038
Collateralized Mortgage Obligations	–	1,177,515	–	1,177,515
Mortgage-Backed Securities	–	2,469,897	–	2,469,897
Corporate Bonds	2,623,374	203,044,646	–	205,668,020
Government Bonds	–	51,814,705	–	51,814,705
Preferred Stock	5,223,476	16,903,695	–	22,127,171
Short Term Investments	2,771,713	–	–	2,771,713
Total	$12,791,074	$276,055,496	$–	$288,846,570

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Common Stocks(a)	$15,464,358	$–	$–	$15,464,358
Collateralized Mortgage Obligations	–	1,145,804	–	1,145,804
Commercial Mortgage-Backed Securities	–	26,620	–	26,620
Mortgage-Backed Securities	–	885,842	–	885,842
Corporate Bonds	37,139	3,213,611	–	3,250,750
Government Bonds	–	3,419,864	–	3,419,864
Preferred Stock	–	404,914	–	404,914
Short Term Investments	2,124,108	–	–	2,124,108
Total	$17,625,605	$9,096,655	$–	$26,722,260

(a)	For detailed descriptions of sector and/or industry, see the accompanying Statement of Investments.

For the year ended October 31, 2022, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends, if any, on a monthly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a

94 | October 31, 2022

Notes to Financial Statements
October 31, 2022

portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Libor Risk: Certain holdings of the Funds’ underlying investments may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

95 | October 31, 2022

Notes to Financial Statements
October 31, 2022

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy continued reopening in 2022 and robust economic activity has supported a continued recovery, certain geographies, most notably China, have experienced setbacks. The pandemic and the responses thereto have caused various disruptions to the global supply chain, affecting wide swaths of manufacturing, automotive and consumer goods, among other sectors. While the health and economic outlook may improve in the short-term in some markets, such improvements may be uncertain and short-lived due to the rise of potential new variants and increased cases and hospitalizations, as well as potential increased restrictions in the response thereto. Further, the negative economic consequences, including to the global supply chain, caused by the pandemic may be prolonged and take years to resolve, if ever. Issuers that operate in the hospitality, healthcare, travel and entertainment industries may continue to face adverse market conditions due to future restrictions, which could result in adverse performance and potentially bankruptcy. Further, the disruptions caused by the pandemic have contributed to the global and U.S. rise in inflation, which may further increase in the future. Changes in the nature of the pandemic, including any increases in virality and/or lethality, may have negative consequences for the Funds, its service providers and issuers. The uncertainty triggered by the pandemic is likely to continue and may have effects on the overall market and the Funds’ performance.

Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Smith Short Duration Bond Fund	$10,319,191	$461,598	–
ALPS | Smith Total Return Bond Fund	48,395,387	–	164,536
ALPS | Smith Credit Opportunities Fund	11,785,660	15,464	150,396
ALPS | Smith Balanced Opportunity Fund	446,229	14,205	902

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | Smith Short Duration Bond Fund	$4,435,534	$35,295
ALPS | Smith Total Return Bond Fund	54,766,363	1,991,099
ALPS | Smith Credit Opportunities Fund	3,504,875	–
ALPS | Smith Balanced Opportunity Fund	193,327	–

96 | October 31, 2022

Notes to Financial Statements
October 31, 2022

Components of Distributable Earnings on a Tax Basis: At October 31, 2022, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of certain other investments.

For the fiscal year ended October 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings/ (accumulated losses)
ALPS | Smith Short Duration Bond Fund	$2,865	$(2,865)
ALPS | Smith Total Return Bond Fund	54,603	(54,603)
ALPS | Smith Credit Opportunities Fund	3,673	(3,673)
ALPS | Smith Balanced Opportunity Fund	(349)	349

As of October 31, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | Smith Short Duration Bond Fund	$74,408	$(8,070,462)	$–	$(28,029,136)	$(36,025,190)
ALPS | Smith Total Return Bond Fund	–	(105,598,046)	–	(201,823,085)	(307,421,131)
ALPS | Smith Credit Opportunities Fund	–	(18,946,802)	–	(29,393,000)	(48,339,802)
ALPS | Smith Balanced Opportunity Fund	–	(1,341,186)	–	(101,504)	(1,442,690)

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2022 the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | Smith Short Duration Bond Fund	$7,364,612	$705,850
ALPS | Smith Total Return Bond Fund	86,861,856	18,736,190
ALPS | Smith Credit Opportunities Fund	15,786,266	3,160,536
ALPS | Smith Balanced Opportunity Fund	1,278,084	63,102

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2022, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Smith Short Duration Bond Fund	$51,398	$(28,080,534)	–	$(28,029,136)	$787,866,808
ALPS | Smith Total Return Bond Fund	1,576,109	(203,399,194)	–	(201,823,085)	1,838,009,992
ALPS | Smith Credit Opportunities Fund	1,137,959	(30,530,961)	$2	(29,393,000)	318,239,572
ALPS | Smith Balanced Opportunity Fund	2,011,963	(2,113,467)	–	(101,504)	26,823,764

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October 31, 2022

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the fiscal year ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$414,831,787	$299,995,398
ALPS | Smith Total Return Bond Fund	1,058,241,534	1,105,404,124
ALPS | Smith Credit Opportunities Fund	281,810,535	298,822,512
ALPS | Smith Balanced Opportunity Fund	16,867,375	23,444,338

Purchases and sales of U.S. Government Obligations, excluding short-term securities, during the fiscal year ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$507,970,238	$328,728,663
ALPS | Smith Total Return Bond Fund	2,213,958,561	1,990,217,585
ALPS | Smith Credit Opportunities Fund	274,488,934	230,833,828
ALPS | Smith Balanced Opportunity Fund	17,337,211	18,523,422

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October 31, 2022

5. BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of capital stock were as follows:

	ALPS | Smith Short Duration Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	1,996,935	1,418,224
Dividends reinvested	11,629	9,762
Shares redeemed	(1,046,758)	(1,320,142)
Net increase in shares outstanding	961,806	107,844
Class A
Shares sold	783,697	1,287,932
Dividends reinvested	14,251	10,103
Shares redeemed	(848,353)	(50,104)
Net increase/(decrease) in shares outstanding	(50,405)	1,247,931
Class C
Shares sold	272,552	148,738
Dividends reinvested	2,012	1,627
Shares redeemed	(223,444)	(27,409)
Net increase in shares outstanding	51,120	122,956
Class I
Shares sold	64,107,769	45,356,032
Dividends reinvested	518,966	237,360
Shares redeemed	(38,561,384)	(14,736,635)
Net increase in shares outstanding	26,065,351	30,856,757

	ALPS | Smith Total Return Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	203,649	378,299
Dividends reinvested	15,365	24,595
Shares redeemed	(619,330)	(429,475)
Net decrease in shares outstanding	(400,316)	(26,581)
Class A
Shares sold	669,487	1,736,874
Dividends reinvested	41,260	46,631
Shares redeemed	(1,430,441)	(658,819)
Net increase/(decrease) in shares outstanding	(719,694)	1,124,686
Class C
Shares sold	127,814	190,280
Dividends reinvested	7,235	13,473
Shares redeemed	(323,157)	(131,492)
Net increase/(decrease) in shares outstanding	(188,108)	72,261
Class I
Shares sold	93,542,912	76,976,319
Dividends reinvested	3,207,527	3,305,889
Shares redeemed	(78,872,704)	(41,598,507)
Net increase in shares outstanding	17,877,735	38,683,701

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October 31, 2022

	ALPS | Smith Credit Opportunities Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	152,120	756,557
Dividends reinvested	25,921	10,359
Shares redeemed	(138,138)	(179,550)
Net increase in shares outstanding	39,903	587,366
Class A
Shares sold	6,027	16,170
Dividends reinvested	709	325
Net increase in shares outstanding	6,736	16,495
Class C
Shares sold	5,539	15,276
Dividends reinvested	55	5
Shares redeemed	(956)	–
Net increase in shares outstanding	4,638	15,281
Class I
Shares sold	17,229,379	29,742,719
Dividends reinvested	993,931	209,349
Shares redeemed	(14,591,058)	(3,909,843)
Net increase in shares outstanding	3,632,252	26,042,225

	ALPS | Smith Balanced Opportunity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Investor Class
Shares sold	253	3,882
Dividends reinvested	160	43
Shares redeemed	(1,034)	(472)
Net increase/(decrease) in shares outstanding	(621)	3,453
Class A
Shares sold	4,054	–
Dividends reinvested	38	–
Shares redeemed	(72)	–
Net increase in shares outstanding	4,020	–
Class C
Shares sold	1,534	–
Dividends reinvested	8	–
Net increase in shares outstanding	1,542	–
Class I
Shares sold	1,022,032	1,903,951
Dividends reinvested	28,336	8,755
Shares redeemed	(1,754,374)	(87,391)
Net increase/(decrease) in shares outstanding	(704,006)	1,825,315

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor listed in the table below. The Sub-Advisor manages the investments of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

100 | October 31, 2022

Notes to Financial Statements
October 31, 2022

Fund	Sub-Advisor
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Credit Opportunities Fund	Smith Capital Investors, LLC
ALPS | Smith Balanced Opportunity Bond Fund	Smith Capital Investors, LLC

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Smith Short Duration Bond Fund	0.365%
ALPS | Smith Total Return Bond Fund	0.545%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Bond Fund	0.70%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisor of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Bond Fund	All Asset Levels	0.37%

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the fiscal year ended October 31, 2022 are disclosed on the Statements of Operations.

Fund*	Investor Class	Class A	Class C	Class I
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%
ALPS | Smith Total Return Bond Fund	0.64%	0.64%	0.64%	0.64%
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%
ALPS | Smith Balanced Opportunity Bond Fund	0.85%	0.85%	0.85%	0.85%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

101 | October 31, 2022

Notes to Financial Statements
October 31, 2022

AAI and the Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Funds are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of fiscal year ended October 31, 2022, AAI and the Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/23	Expires 10/31/24	Expires 10/31/25	Total
ALPS | Smith Short Duration Bond Fund - Investor Class	$2,510	$16,881	$4,469	$23,860
ALPS | Smith Short Duration Bond Fund - Class A	2,600	9,476	8,598	20,674
ALPS | Smith Short Duration Bond Fund - Class C	1,915	1,817	1,495	5,227
ALPS | Smith Short Duration Bond Fund - Class I	184,309	320,901	407,457	912,667

ALPS | Smith Total Return Bond Fund - Investor Class	3,483	2,940	3,056	9,479
ALPS | Smith Total Return Bond Fund - Class A	4,094	5,556	8,987	18,637
ALPS | Smith Total Return Bond Fund - Class C	2,094	4,192	3,783	10,069
ALPS | Smith Total Return Bond Fund - Class I	461,477	1,175,366	1,505,281	3,142,124

ALPS | Smith Credit Opportunities Fund - Investor Class	543	3,188	–	3,731
ALPS | Smith Credit Opportunities Fund - Class A	1,408	1,196	–	2,604
ALPS | Smith Credit Opportunities Fund - Class C	703	594	–	1,297
ALPS | Smith Credit Opportunities Fund - Class I	21,264	158,423	91,465	271,152

ALPS | Smith Balanced Opportunity Fund - Investor Class	1,277	3,910	3,187	8,374
ALPS | Smith Balanced Opportunity Fund - Class A	2,362	6,318	5,161	13,841
ALPS | Smith Balanced Opportunity Fund - Class C	1,181	3,152	2,577	6,910
ALPS | Smith Balanced Opportunity Fund - Class I	26,090	134,501	169,876	330,467

ALPS / Smith Credit Opportunity Fund recouped fees of $371 (Investor Class), $69 (Class A) and $36 (Class C) during the fiscal year ended October 31, 2022.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

The Funds have adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Class, Class A and Class C shares. The Plans allows each Fund to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of shareholder services to Investor Class, Class A and Class C shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A and Class C shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares and 0.75% of a Fund’s average daily net assets attributable to its Class C shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

The Funds have adopted a shareholder services plan with respect to the Investor Class shares and Class A shares (the “Investor Class Shareholder Services Plan” and the “Class A Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan and Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class and Class A shares of the

102 | October 31, 2022

Notes to Financial Statements
October 31, 2022

Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2022 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Funds.

Fund Administrator

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the fiscal year ended October 31, 2022 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended October 31, 2022, are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

103 | October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund, and ALPS | Smith Balanced Opportunity Fund (the “Funds”), each a series of Financial Investors Trust, as of October 31, 2022, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended October 31, 2021, and prior, were audited by other auditors whose report dated December 30, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, agent banks, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 30, 2022

104 | October 31, 2022

Additional Information
October 31, 2022 (Unaudited)

1.  FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX INFORMATION (UNAUDITED)

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS | Smith Total Return Bond Fund	2.55%	2.55%
ALPS | Smith Credit Opportunities Fund	5.05%	5.05%
ALPS | Smith Balanced Opportunity Fund	88.08%	65.09%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Smith Total Return Bond Fund	$–
ALPS|Smith Short Duration Bond Fund	$461,598
ALPS|Smith Credit Opportunities Fund	$15,464
ALPS|Smith Balanced Opportunity Fund	$14,205

4.  DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

In anticipation of and as part of the process to consider the renewal of the investment advisory agreement with AAI with respect to each Fund and the sub-advisory agreement with the Sub-Adviser with respect to the applicable Fund (the “Advisory Agreements”), legal counsel to the Independent Trustees requested certain information from AAI and the Sub-Adviser. In response to these requests, the Trustees received reports from AAI and the Sub-Adviser that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’ responsibilities pertaining to the approval of advisory contracts. Further, on June 14-15, 2022, the Board met with representatives of AAI and the Sub-Adviser and discussed the services the firms provided pursuant to the agreements, as well as the information they provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the agreements.

In approving AAI as the Funds’ investment adviser and the Sub-Adviser as the Fund’s sub-adviser, and the fees to be charged under the Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

105 | October 31, 2022

Additional Information
October 31, 2022 (Unaudited)

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, the Trustees, including the Independent Trustees, considered the following factors with respect to the Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rates paid by the Trust, on behalf of the Funds, to AAI, of 0.365% of the Short Duration Bond Fund’s daily average net assets, 0.545% of the Total Return Bond Fund’s daily average daily net assets, 0.75% of the Credit Opportunities Fund’s average daily net assets, and 0.70% of the Balanced Opportunity Fund’s average daily net assets, in light of the extent and quality of the advisory services provided by AAI to the Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee rates paid by AAI to Smith Capital of 0.29% of the Short Duration Bond Fund’s daily average net assets, 0.42% of the Total Return Bond Fund’s daily average daily net assets, 0.50% of the Credit Opportunities Fund average daily net assets, and 0.37% of the Balanced Opportunity Fund’s average daily net assets, in light of the extent and quality of the advisory services provided by Smith Capital to the Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of each Smith Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee for each class of the Short Duration Bond Fund, Total Return Bond Fund, and Credit Opportunities Fund was higher than the Data Provider peer group median; the contractual advisory fee for Class A of the Balanced Opportunities Fund was higher than the Data provider peer group median; the contractual advisory fee for the Investor Class of the Balanced Opportunities Fund was equal to the Data Provider peer group median; and the contractual advisory fees for the Class C and Class I of the Balanced Opportunities Fund were each lower than their Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.94%, 1.64%, 0.64%, and 0.94% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Total Return Bond Fund; 0.76%, 1.49%, 0.49%, and 0.76% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Short Duration Bond Fund; 1.16%, 1.90%, 0.90%, and 1.19% for the Class A, Class C, Class I, and Investor Class shares of the Credit Opportunities Fund, respectively; and 1.11%, 1.85%, 0.85%, 1.12% for the Class A, Class C, Class I, and Investor Class shares of the Balanced Opportunity Fund, respectively. The Trustees noted that the total net expense ratio of each class of Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median ratio; the total net expense ratio for each class of the Balanced Opportunities Fund was lower than the Data Provider peer group median ratio; the total net expense ratio of the Investor Class shares of the Short Duration Bond Fund was equal to the Data Provider peer group median; and the total net expense ratio for each other class of the Short Duration Bond Fund was higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the Smith Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the Smith Funds, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, and since inception periods ended March 31, 2022, as applicable. The Trustees noted that each class of the Short Duration Bond Fund and The Total Return Bond Fund outperformed the Data Provider peer group median performance for the three-month, one-year, three-year and since inception periods; each class of the Credit Opportunities Fund outperformed its peer group median for the one-year period and underperformed its peer group median for the three-month and since inception periods; and with respect to the Balanced Opportunity Fund, Class A and Class C of the Fund outperformed and Class I and Investor Class underperformed the peer group median for the three-month period; for the one-year period, Investor Class outperformed the peer group median, Class A had performance equal to the peer group median, and Class C and Class I underperformed the peer group median; and for the since inception period, Investor Class had performance equal to

106 | October 31, 2022

Additional Information
October 31, 2022 (Unaudited)

the peer group median, and Class A, Class C, and Class I underperformed the peer group median. The Trustees also considered Smith Capital’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither Smith Capital nor AAI currently manages any other accounts with similar strategies to the Smith Funds.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Smith Capital based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, with respect to the Smith Funds, respectively. The Trustees considered the profits, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds. Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Smith Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Smith Capital from their relationship with the Smith Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee for each class of the Short Duration Bond Fund, Total Return Bond Fund, and Credit Opportunities Fund was higher than the Data Provider peer group median; the contractual advisory fee for Class A of the Balanced Opportunities Fund was higher than the Data provider peer group median; the contractual advisory fee for the Investor Class of the Balanced Opportunities Fund was equal to the Data Provider peer group median; and the contractual advisory fees for the Class C and Class I of the Balanced Opportunities Fund were each lower than their Data Provider peer group median;

●	Smith Capital’s fees under its sub-advisory agreement are paid directly by AAI;

●	the total net expense ratio of each class of Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median ratio; the total net expense ratio for each class of the Balanced Opportunities Fund was lower than the Data Provider peer group median ratio; the total net expense ratio of the Investor Class shares of the Short Duration Bond Fund was equal to the Data Provider peer group median; and the total net expense ratio for each other class of the Short Duration Bond Fund was higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Smith Funds were adequate;

●	for the three-month, one-year, three-year, and since inception periods ended March 31, 2022, as applicable, the Trustees noted that each class of the Short Duration Bond Fund and The Total Return Bond Fund outperformed the Data Provider peer group median performance for the three-month, one-year, three-year and since inception periods; each class of the Credit Opportunities Fund outperformed its peer group median for the one-year period and underperformed its peer group median for the three-month and since inception periods; and with respect to the Balanced Opportunity Fund, Class A and Class C of the Fund outperformed and Class I and Investor Class underperformed the peer group median for the three-month period; for the one-year period, Investor Class outperformed the peer group median, Class A had performance equal to the peer group median, and Class C and Class I underperformed the peer group median; and for the since inception period, Investor Class had performance equal to the peer group median, and Class A, Class C, and Class I underperformed the peer group median;

●	that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the Smith Funds;

●	the profit, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds is not unreasonable to the Smith Funds; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of each of the Smith Funds and its shareholders.

107 | October 31, 2022

Trustees and Officers
October 31, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between the Trust on behalf of a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, year of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	58	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund.	58	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and other investment companies for which ALPS Advisors, Red Rocks, RiverFront, Kotak or Smith Capital provides investment advisory services.

108 | October 31, 2022

Trustees and Officers
October 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	28	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	28	None.
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	53	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and other investment companies for which ALPS Advisors, Red Rocks, RiverFront, Kotak or Smith Capital provides investment advisory services.

109 | October 31, 2022

Trustees and Officers
October 31, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was elected Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.

110 | October 31, 2022

Privacy Policy
October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

111 | October 31, 2022

Privacy Policy
October 31, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust

WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

• The Funds do not jointly market.

OTHER IMPORTANT INFORMATION

California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

112 | October 31, 2022

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS001870

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $127,000 and $184,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $45,500 and $59,015, respectively. The fiscal year 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $45,500 in the fiscal year ended October 31, 2022 and $59,015 in the fiscal year ended October 31, 2021. These fees consisted of non-audit fees billed to (i) the Registrant of $45,500 in the fiscal year ended October 31, 2022 and $59,015 in the fiscal year ended October 31, 2021 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended October 31, 2022 and $0 in the fiscal year ended October 31, 2021. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 9, 2023

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 9, 2023